Report of Independent Registered Public Accounting Firm

To the Board of Directors of Voya Retirement Insurance and Annuity Company and Contract Owners of Variable Annuity Account B of Voya Retirement Insurance and Annuity Company

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Variable Annuity Account B of Voya Retirement Insurance and Annuity Company (the Separate Account), as of December 31, 2022, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2022, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/S/ ERNST & YOUNG LLP

We have served as the Separate Accounts Auditor since 2001.

San Antonio, TX
March 31, 2023

Appendix

Subaccounts comprising Variable Annuity Account B of Voya Retirement Insurance and Annuity Company

Subaccounts	Statements of Operations	Statements of Changes in Net Assets
Invesco V.I. American Franchise Fund - Series I	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Invesco V.I. Core Equity Fund - Series I
Invesco V.I. Discovery Mid Cap Growth Fund - Series I
Invesco V.I. Global Fund - Series I
Invesco V.I. Main Street Fund - Series I
Invesco V.I. Main Street Small Cap Fund - Series I
American Funds Insurance Series® Growth Fund - Class 2
American Funds Insurance Series® Growth-Income Fund - Class 2
American Funds Insurance Series® International Fund - Class 2
Calvert VP SRI Balanced Portfolio
Federated Hermes Fund for U.S. Government Securities II - Primary Shares
Federated Hermes Government Money Fund II - Service Shares
Federated Hermes High Income Bond Fund II - Primary Shares
Federated Hermes Kaufmann Fund II - Primary Shares
Federated Hermes Managed Volatility Fund II - Primary Shares
Fidelity® VIP Equity-Income Portfolio - Initial Class
Fidelity® VIP Growth Portfolio - Initial Class
Fidelity® VIP High Income Portfolio - Initial Class
Fidelity® VIP Overseas Portfolio - Initial Class
Fidelity® VIP Contrafund® Portfolio - Initial Class
Fidelity® VIP Index 500 Portfolio - Initial Class
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class
Franklin Small Cap Value VIP Fund - Class 2
Janus Henderson Balanced Portfolio - Institutional Shares
Lord Abbett Series Fund Mid Cap Stock Portfolio - Class VC
PIMCO VIT Real Return Portfolio - Administrative Class
Pioneer High Yield VCT Portfolio - Class I
Voya Balanced Portfolio - Class I
Voya Government Money Market Portfolio - Class I
Voya Government Money Market Portfolio - Class S
Voya Intermediate Bond Portfolio - Class I
Voya Balanced Income Portfolio - Service Class
Voya Global Perspectives® Portfolio - Class A
Voya Global Perspectives® Portfolio - Class I
Voya High Yield Portfolio - Institutional Class
Voya Large Cap Growth Portfolio - Institutional Class
Voya Large Cap Value Portfolio - Institutional Class
Voya Large Cap Value Portfolio - Service Class
Voya Retirement Conservative Portfolio - Adviser Class
Voya Retirement Growth Portfolio - Adviser Class
Voya Retirement Moderate Growth Portfolio - Adviser Class

Subaccounts	Statements of Operations	Statements of Changes in Net Assets
Voya Retirement Moderate Portfolio - Adviser Class	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Voya U.S. Stock Index Portfolio - Service Class
VY® BlackRock Inflation Protected Bond Portfolio - Institutional Class
VY® BlackRock Inflation Protected Bond Portfolio - Service Class
VY® CBRE Global Real Estate Portfolio - Institutional Class
VY® CBRE Global Real Estate Portfolio - Service Class
VY® CBRE Real Estate Portfolio - Service Class
VY® Invesco Growth and Income Portfolio - Service Class
VY® JPMorgan Emerging Markets Equity Portfolio - Institutional Class
VY® JPMorgan Emerging Markets Equity Portfolio - Service Class
VY® JPMorgan Small Cap Core Equity Portfolio - Service Class
VY® T. Rowe Price Capital Appreciation Portfolio - Service Class
VY® T. Rowe Price Equity Income Portfolio - Service Class
VY® T. Rowe Price International Stock Portfolio - Service Class
Voya Global Bond Portfolio - Initial Class
Voya Global Bond Portfolio - Service Class
Voya International High Dividend Low Volatility Portfolio - Initial Class
Voya Solution 2025 Portfolio - Service Class
Voya Solution 2035 Portfolio - Service Class
Voya Solution 2045 Portfolio - Service Class
Voya Solution 2055 Portfolio - Service Class
Voya Solution Income Portfolio - Service Class
Voya Solution Moderately Aggressive Portfolio - Service Class
VY® American Century Small-Mid Cap Value Portfolio - Service Class
VY® Baron Growth Portfolio - Service Class
VY® Columbia Contrarian Core Portfolio - Service Class
VY® Columbia Small Cap Value II Portfolio - Service Class
VY® Invesco Comstock Portfolio - Service Class
VY® Invesco Equity and Income Portfolio - Initial Class
VY® Invesco Global Portfolio - Initial Class
VY® JPMorgan Mid Cap Value Portfolio - Service Class
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class
VY® T. Rowe Price Growth Equity Portfolio - Initial Class
Voya Strategic Allocation Conservative Portfolio - Class I
Voya Strategic Allocation Growth Portfolio - Class I
Voya Strategic Allocation Moderate Portfolio - Class I
Voya Growth and Income Portfolio - Class A
Voya Growth and Income Portfolio - Class I
Voya Emerging Markets Index Portfolio - Class I
Voya Global High Dividend Low Volatility Portfolio - Class I
Voya Global High Dividend Low Volatility Portfolio - Class S
Voya Index Plus LargeCap Portfolio - Class I
Voya Index Plus MidCap Portfolio - Class I
Voya Index Plus SmallCap Portfolio - Class I

Subaccounts	Statements of Operations	Statements of Changes in Net Assets
Voya International Index Portfolio - Class I	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Voya International Index Portfolio - Class S
Voya Russell™ Large Cap Growth Index Portfolio - Class I
Voya Russell™ Large Cap Index Portfolio - Class I
Voya Russell™ Large Cap Value Index Portfolio - Class I
Voya Russell™ Large Cap Value Index Portfolio - Class S
Voya Russell™ Mid Cap Growth Index Portfolio - Class S
Voya Russell™ Mid Cap Index Portfolio - Class I
Voya Russell™ Small Cap Index Portfolio - Class I
Voya Small Company Portfolio - Class I
Voya U.S. Bond Index Portfolio - Class I
Voya MidCap Opportunities Portfolio - Class I
Voya MidCap Opportunities Portfolio - Class S
Voya SmallCap Opportunities Portfolio - Class I
Voya SmallCap Opportunities Portfolio - Class S
Wanger Acorn
Wanger International
Wanger Select
Voya Solution 2065 Portfolio - Service Class	For the year ended December 31, 2022	For the period from May 7, 2021 (commencement of operations) through December 31, 2022

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Assets and Liabilities
December 31, 2022
(In thousands, except number of shares)

	Invesco V.I. American Franchise Fund - Series I	Invesco V.I. Core Equity Fund - Series I	Invesco V.I. Discovery Mid Cap Growth Fund - Series I	Invesco V.I. Global Fund - Series I	Invesco V.I. Main Street Fund - Series I
Assets
Investments in mutual funds
at fair value	$642	$1,065	$104	$2	$217
Total assets	642	1,065	104	2	217
Net assets	$642	$1,065	$104	$2	$217

Net assets
Accumulation units	$583	$844	$—	$2	$—
Contracts in payout (annuitization)	59	221	104	—	217
Total net assets	$642	$1,065	$104	$2	$217

Total number of mutual fund shares	14,977	43,381	1,866	66	13,439

Cost of mutual fund shares	$1,009	$1,331	$139	$3	$308

	Invesco V.I. Main Street Small Cap Fund - Series I	American Funds Insurance Series® Growth Fund - Class 2	American Funds Insurance Series® Growth-Income Fund - Class 2	American Funds Insurance Series® International Fund - Class 2	Calvert VP SRI Balanced Portfolio
Assets
Investments in mutual funds
at fair value	$426	$1,824	$707	$157	$2,539
Total assets	426	1,824	707	157	2,539
Net assets	$426	$1,824	$707	$157	$2,539

Net assets
Accumulation units	$426	$1,824	$707	$157	$2,539
Contracts in payout (annuitization)	—	—	—	—	—
Total net assets	$426	$1,824	$707	$157	$2,539

Total number of mutual fund shares	18,466	24,191	14,304	10,335	1,226,489

Cost of mutual fund shares	$440	$2,235	$744	$190	$2,763

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Assets and Liabilities
December 31, 2022
(In thousands, except number of shares)

	Federated Hermes Fund for U.S. Government Securities II - Primary Shares	Federated Hermes Government Money Fund II - Service Shares	Federated Hermes High Income Bond Fund II - Primary Shares	Federated Hermes Kaufmann Fund II - Primary Shares	Federated Hermes Managed Volatility Fund II - Primary Shares
Assets
Investments in mutual funds
at fair value	$82	$206	$1,009	$711	$1,634
Total assets	82	206	1,009	711	1,634
Net assets	$82	$206	$1,009	$711	$1,634

Net assets
Accumulation units	$82	$203	$989	$711	$1,596
Contracts in payout (annuitization)	—	3	20	—	38
Total net assets	$82	$206	$1,009	$711	$1,634

Total number of mutual fund shares	8,917	206,245	188,937	47,076	193,185

Cost of mutual fund shares	$97	$206	$1,175	$822	$1,949

	Fidelity® VIP Equity-Income Portfolio - Initial Class	Fidelity® VIP Growth Portfolio - Initial Class	Fidelity® VIP High Income Portfolio - Initial Class	Fidelity® VIP Overseas Portfolio - Initial Class	Fidelity® VIP Contrafund® Portfolio - Initial Class
Assets
Investments in mutual funds
at fair value	$9,914	$17,532	$121	$2,397	$25,107
Total assets	9,914	17,532	121	2,397	25,107
Net assets	$9,914	$17,532	$121	$2,397	$25,107

Net assets
Accumulation units	$9,914	$17,532	$—	$2,397	$25,107
Contracts in payout (annuitization)	—	—	121	—	—
Total net assets	$9,914	$17,532	$121	$2,397	$25,107

Total number of mutual fund shares	420,802	245,171	27,507	110,458	662,821

Cost of mutual fund shares	$9,553	$20,013	$127	$2,583	$24,503

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Assets and Liabilities
December 31, 2022
(In thousands, except number of shares)

	Fidelity® VIP Index 500 Portfolio - Initial Class	Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	Franklin Small Cap Value VIP Fund - Class 2	Lord Abbett Series Fund Mid Cap Stock Portfolio - Class VC	PIMCO VIT Real Return Portfolio - Administrative Class
Assets
Investments in mutual funds
at fair value	$17,283	$301	$1,793	$1,056	$2,736
Total assets	17,283	301	1,793	1,056	2,736
Net assets	$17,283	$301	$1,793	$1,056	$2,736

Net assets
Accumulation units	$17,283	$301	$1,793	$1,056	$2,736
Contracts in payout (annuitization)	—	—	—	—	—
Total net assets	$17,283	$301	$1,793	$1,056	$2,736

Total number of mutual fund shares	46,119	27,895	143,106	45,737	237,934

Cost of mutual fund shares	$10,042	$350	$1,913	$1,129	$3,165

	Pioneer High Yield VCT Portfolio - Class I	Voya Balanced Portfolio - Class I	Voya Government Money Market Portfolio - Class I	Voya Government Money Market Portfolio - Class S	Voya Intermediate Bond Portfolio - Class I
Assets
Investments in mutual funds
at fair value	$921	$32,697	$26,550	$47	$46,832
Total assets	921	32,697	26,550	47	46,832
Net assets	$921	$32,697	$26,550	$47	$46,832

Net assets
Accumulation units	$921	$20,142	$25,617	$47	$42,673
Contracts in payout (annuitization)	—	12,555	933	—	4,159
Total net assets	$921	$32,697	$26,550	$47	$46,832

Total number of mutual fund shares	116,904	2,505,612	26,550,796	47,357	4,405,848

Cost of mutual fund shares	$1,075	$35,982	$26,551	$47	$56,765

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Assets and Liabilities
December 31, 2022
(In thousands, except number of shares)

	Voya Balanced Income Portfolio - Service Class	Voya Global Perspectives® Portfolio - Class A	Voya Global Perspectives® Portfolio - Class I	Voya High Yield Portfolio - Institutional Class	Voya Large Cap Growth Portfolio - Institutional Class
Assets
Investments in mutual funds
at fair value	$2,446	$169	$671	$9,232	$96,012
Total assets	2,446	169	671	9,232	96,012
Net assets	$2,446	$169	$671	$9,232	$96,012

Net assets
Accumulation units	$2,446	$169	$671	$8,317	$91,963
Contracts in payout (annuitization)	—	—	—	915	4,049
Total net assets	$2,446	$169	$671	$9,232	$96,012

Total number of mutual fund shares	291,892	19,267	75,828	1,120,370	9,718,247

Cost of mutual fund shares	$3,043	$215	$849	$10,872	$152,975

	Voya Large Cap Value Portfolio - Institutional Class	Voya Large Cap Value Portfolio - Service Class	Voya Retirement Conservative Portfolio - Adviser Class	Voya Retirement Growth Portfolio - Adviser Class	Voya Retirement Moderate Growth Portfolio - Adviser Class
Assets
Investments in mutual funds
at fair value	$6,362	$2,504	$3,031	$2,111	$2,272
Total assets	6,362	2,504	3,031	2,111	2,272
Net assets	$6,362	$2,504	$3,031	$2,111	$2,272

Net assets
Accumulation units	$6,362	$2,504	$3,031	$2,111	$2,272
Contracts in payout (annuitization)	—	—	—	—	—
Total net assets	$6,362	$2,504	$3,031	$2,111	$2,272

Total number of mutual fund shares	1,216,384	504,886	405,768	198,948	230,217

Cost of mutual fund shares	$8,672	$3,498	$3,640	$2,558	$2,755
The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Assets and Liabilities
December 31, 2022
(In thousands, except number of shares)

	Voya Retirement Moderate Portfolio - Adviser Class	Voya U.S. Stock Index Portfolio - Service Class	VY® BlackRock Inflation Protected Bond Portfolio - Institutional Class	VY® BlackRock Inflation Protected Bond Portfolio - Service Class	VY® CBRE Global Real Estate Portfolio - Institutional Class
Assets
Investments in mutual funds
at fair value	$2,089	$976	$153	$2,345	$1,403
Total assets	2,089	976	153	2,345	1,403
Net assets	$2,089	$976	$153	$2,345	$1,403

Net assets
Accumulation units	$2,089	$976	$153	$2,345	$1,403
Contracts in payout (annuitization)	—	—	—	—	—
Total net assets	$2,089	$976	$153	$2,345	$1,403

Total number of mutual fund shares	224,857	62,682	16,795	259,076	149,072

Cost of mutual fund shares	$2,537	$1,058	$165	$2,667	$1,686

	VY® CBRE Global Real Estate Portfolio - Service Class	VY® CBRE Real Estate Portfolio - Service Class	VY® Invesco Growth and Income Portfolio - Service Class	VY® JPMorgan Emerging Markets Equity Portfolio - Institutional Class	VY® JPMorgan Emerging Markets Equity Portfolio - Service Class
Assets
Investments in mutual funds
at fair value	$360	$2,823	$1,439	$870	$7,671
Total assets	360	2,823	1,439	870	7,671
Net assets	$360	$2,823	$1,439	$870	$7,671

Net assets
Accumulation units	$360	$2,823	$1,439	$870	$7,671
Contracts in payout (annuitization)	—	—	—	—	—
Total net assets	$360	$2,823	$1,439	$870	$7,671

Total number of mutual fund shares	38,454	105,034	67,321	72,580	651,752

Cost of mutual fund shares	$441	$3,504	$1,481	$1,237	$11,898
The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Assets and Liabilities
December 31, 2022
(In thousands, except number of shares)

	VY® JPMorgan Small Cap Core Equity Portfolio - Service Class	VY® T. Rowe Price Capital Appreciation Portfolio - Service Class	VY® T. Rowe Price Equity Income Portfolio - Service Class	Voya Global Bond Portfolio - Initial Class	Voya Global Bond Portfolio - Service Class
Assets
Investments in mutual funds
at fair value	$1,871	$55,483	$3,232	$7,291	$13
Total assets	1,871	55,483	3,232	7,291	13
Net assets	$1,871	$55,483	$3,232	$7,291	$13

Net assets
Accumulation units	$1,871	$55,483	$3,232	$6,619	$—
Contracts in payout (annuitization)	—	—	—	672	13
Total net assets	$1,871	$55,483	$3,232	$7,291	$13

Total number of mutual fund shares	135,600	2,234,551	319,350	890,219	1,619

Cost of mutual fund shares	$2,174	$61,913	$3,292	$9,521	$17

	Voya International High Dividend Low Volatility Portfolio - Initial Class	Voya Solution 2025 Portfolio - Service Class	Voya Solution 2035 Portfolio - Service Class	Voya Solution 2045 Portfolio - Service Class	Voya Solution 2055 Portfolio - Service Class
Assets
Investments in mutual funds
at fair value	$5,821	$4,245	$9,645	$8,824	$361
Total assets	5,821	4,245	9,645	8,824	361
Net assets	$5,821	$4,245	$9,645	$8,824	$361

Net assets
Accumulation units	$5,515	$4,245	$9,645	$8,824	$361
Contracts in payout (annuitization)	306	—	—	—	—
Total net assets	$5,821	$4,245	$9,645	$8,824	$361

Total number of mutual fund shares	642,497	500,060	1,109,926	1,046,716	37,680

Cost of mutual fund shares	$6,656	$5,514	$12,404	$11,573	$486

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Assets and Liabilities
December 31, 2022
(In thousands, except number of shares)

	Voya Solution 2065 Portfolio - Service Class	Voya Solution Income Portfolio - Service Class	Voya Solution Moderately Aggressive Portfolio - Service Class	VY® American Century Small-Mid Cap Value Portfolio - Service Class	VY® Baron Growth Portfolio - Service Class
Assets
Investments in mutual funds
at fair value	$61	$2,051	$173	$2,702	$4,634
Total assets	61	2,051	173	2,702	4,634
Net assets	$61	$2,051	$173	$2,702	$4,634

Net assets
Accumulation units	$61	$2,051	$173	$2,702	$4,634
Contracts in payout (annuitization)	—	—	—	—	—
Total net assets	$61	$2,051	$173	$2,702	$4,634

Total number of mutual fund shares	6,880	216,085	17,000	231,891	212,590

Cost of mutual fund shares	$68	$2,577	$212	$2,772	$5,049

	VY® Columbia Contrarian Core Portfolio - Service Class	VY® Columbia Small Cap Value II Portfolio - Service Class	VY® Invesco Comstock Portfolio - Service Class	VY® Invesco Equity and Income Portfolio - Initial Class	VY® Invesco Global Portfolio - Initial Class
Assets
Investments in mutual funds
at fair value	$763	$966	$1,408	$41,917	$43,920
Total assets	763	966	1,408	41,917	43,920
Net assets	$763	$966	$1,408	$41,917	$43,920

Net assets
Accumulation units	$763	$966	$1,408	$41,917	$42,521
Contracts in payout (annuitization)	—	—	—	—	1,399
Total net assets	$763	$966	$1,408	$41,917	$43,920

Total number of mutual fund shares	50,064	60,440	67,131	1,023,664	2,889,591

Cost of mutual fund shares	$891	$1,071	$1,320	$45,265	$53,128

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Assets and Liabilities
December 31, 2022
(In thousands, except number of shares)

	VY® JPMorgan Mid Cap Value Portfolio - Service Class	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class	VY® T. Rowe Price Growth Equity Portfolio - Initial Class	Voya Strategic Allocation Conservative Portfolio - Class I	Voya Strategic Allocation Growth Portfolio - Class I
Assets
Investments in mutual funds
at fair value	$2,875	$37,047	$11,157	$3,489	$5,466
Total assets	2,875	37,047	11,157	3,489	5,466
Net assets	$2,875	$37,047	$11,157	$3,489	$5,466

Net assets
Accumulation units	$2,875	$37,047	$9,570	$2,608	$4,961
Contracts in payout (annuitization)	—	—	1,587	881	505
Total net assets	$2,875	$37,047	$11,157	$3,489	$5,466

Total number of mutual fund shares	192,291	4,328,058	189,560	331,397	455,513

Cost of mutual fund shares	$3,124	$48,445	$16,341	$4,108	$6,281

	Voya Strategic Allocation Moderate Portfolio - Class I	Voya Growth and Income Portfolio - Class A	Voya Growth and Income Portfolio - Class I	Voya Emerging Markets Index Portfolio - Class I	Voya Global High Dividend Low Volatility Portfolio - Class I
Assets
Investments in mutual funds
at fair value	$5,184	$1,346	$196,327	$438	$1,565
Total assets	5,184	1,346	196,327	438	1,565
Net assets	$5,184	$1,346	$196,327	$438	$1,565

Net assets
Accumulation units	$4,190	$—	$139,453	$438	$1,565
Contracts in payout (annuitization)	994	1,346	56,874	—	—
Total net assets	$5,184	$1,346	$196,327	$438	$1,565

Total number of mutual fund shares	447,646	83,047	11,631,133	44,641	142,380

Cost of mutual fund shares	$5,806	$1,995	$287,004	$518	$1,489

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Assets and Liabilities
December 31, 2022
(In thousands, except number of shares)

	Voya Global High Dividend Low Volatility Portfolio - Class S	Voya Index Plus LargeCap Portfolio - Class I	Voya Index Plus MidCap Portfolio - Class I	Voya Index Plus SmallCap Portfolio - Class I	Voya International Index Portfolio - Class I
Assets
Investments in mutual funds
at fair value	$895	$57,619	$5,068	$2,562	$9,709
Total assets	895	57,619	5,068	2,562	9,709
Net assets	$895	$57,619	$5,068	$2,562	$9,709

Net assets
Accumulation units	$895	$44,711	$5,068	$2,562	$8,828
Contracts in payout (annuitization)	—	12,908	—	—	881
Total net assets	$895	$57,619	$5,068	$2,562	$9,709

Total number of mutual fund shares	80,992	2,749,101	292,800	131,257	979,790

Cost of mutual fund shares	$814	$65,501	$5,709	$2,779	$9,402

	Voya International Index Portfolio - Class S	Voya Russell™ Large Cap Growth Index Portfolio - Class I	Voya Russell™ Large Cap Index Portfolio - Class I	Voya Russell™ Large Cap Value Index Portfolio - Class I	Voya Russell™ Large Cap Value Index Portfolio - Class S
Assets
Investments in mutual funds
at fair value	$21	$49,567	$19,617	$28,861	$886
Total assets	21	49,567	19,617	28,861	886
Net assets	$21	$49,567	$19,617	$28,861	$886

Net assets
Accumulation units	$21	$47,547	$17,022	$28,861	$886
Contracts in payout (annuitization)	—	2,020	2,595	—	—
Total net assets	$21	$49,567	$19,617	$28,861	$886

Total number of mutual fund shares	2,172	1,076,663	747,342	1,093,701	33,906

Cost of mutual fund shares	$21	$43,734	$16,164	$22,582	$676

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Assets and Liabilities
December 31, 2022
(In thousands, except number of shares)

	Voya Russell™ Mid Cap Growth Index Portfolio - Class S	Voya Russell™ Mid Cap Index Portfolio - Class I	Voya Russell™ Small Cap Index Portfolio - Class I	Voya Small Company Portfolio - Class I	Voya U.S. Bond Index Portfolio - Class I
Assets
Investments in mutual funds
at fair value	$2,027	$1,917	$3,708	$13,866	$1,484
Total assets	2,027	1,917	3,708	13,866	1,484
Net assets	$2,027	$1,917	$3,708	$13,866	$1,484

Net assets
Accumulation units	$2,027	$1,917	$3,708	$11,389	$1,484
Contracts in payout (annuitization)	—	—	—	2,477	—
Total net assets	$2,027	$1,917	$3,708	$13,866	$1,484

Total number of mutual fund shares	64,939	177,150	294,088	1,079,104	162,500

Cost of mutual fund shares	$2,371	$2,123	$4,006	$18,017	$1,768

	Voya MidCap Opportunities Portfolio - Class I	Voya MidCap Opportunities Portfolio - Class S	Voya SmallCap Opportunities Portfolio - Class I	Voya SmallCap Opportunities Portfolio - Class S	Wanger Acorn
Assets
Investments in mutual funds
at fair value	$14,301	$2,556	$1,645	$1,477	$1,227
Total assets	14,301	2,556	1,645	1,477	1,227
Net assets	$14,301	$2,556	$1,645	$1,477	$1,227

Net assets
Accumulation units	$13,046	$2,556	$1,645	$1,477	$1,227
Contracts in payout (annuitization)	1,255	—	—	—	—
Total net assets	$14,301	$2,556	$1,645	$1,477	$1,227

Total number of mutual fund shares	3,471,350	890,564	100,653	104,113	112,079

Cost of mutual fund shares	$22,829	$3,961	$2,225	$2,114	$1,803
The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Assets and Liabilities
December 31, 2022
(In thousands, except number of shares)

	Wanger International	Wanger Select
Assets
Investments in mutual funds
at fair value	$1,282	$1,132
Total assets	1,282	1,132
Net assets	$1,282	$1,132

Net assets
Accumulation units	$1,282	$1,132
Contracts in payout (annuitization)	—	—
Total net assets	$1,282	$1,132

Total number of mutual fund shares	73,352	182,246

Cost of mutual fund shares	$1,752	$2,226

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Year Ended December 31, 2022
(In thousands)

	Invesco V.I. American Franchise Fund - Series I	Invesco V.I. Core Equity Fund - Series I	Invesco V.I. Discovery Mid Cap Growth Fund - Series I	Invesco V.I. Global Fund - Series I	Invesco V.I. Main Street Fund - Series I
Net investment income (loss)
Investment income:
Dividends	$—	$11	$—	$—	$4
Expenses:
Mortality and expense risk charges	8	12	1	—	3
Net investment income (loss)	(8)	(1)	(1)	—	1

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(24)	(28)	1	—	(3)
Capital gains distributions	222	182	32	—	91
Total realized gain (loss) on investments
and capital gains distributions	198	154	33	—	88
Net unrealized appreciation
(depreciation) of investments	(521)	(487)	(82)	(4)	(152)
Net realized and unrealized gain (loss)
on investments	(323)	(333)	(49)	(4)	(64)
Net increase (decrease) in net assets
resulting from operations	$(331)	$(334)	$(50)	$(4)	$(63)

	Invesco V.I. Main Street Small Cap Fund - Series I	American Funds Insurance Series® Growth Fund - Class 2	American Funds Insurance Series® Growth-Income Fund - Class 2	American Funds Insurance Series® International Fund - Class 2	Calvert VP SRI Balanced Portfolio
Net investment income (loss)
Investment income:
Dividends	$2	$7	$9	$3	$29
Expenses:
Mortality and expense risk charges	4	8	1	—	22
Net investment income (loss)	(2)	(1)	8	3	7

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	—	52	5	(4)	46
Capital gains distributions	51	284	64	17	230
Total realized gain (loss) on investments
and capital gains distributions	51	336	69	13	276
Net unrealized appreciation
(depreciation) of investments	(128)	(1,072)	(197)	(41)	(740)
Net realized and unrealized gain (loss)
on investments	(77)	(736)	(128)	(28)	(464)
Net increase (decrease) in net assets
resulting from operations	$(79)	$(737)	$(120)	$(25)	$(457)
The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Year Ended December 31, 2022
(In thousands)

	Federated Hermes Fund for U.S. Government Securities II - Primary Shares	Federated Hermes Government Money Fund II - Service Shares	Federated Hermes High Income Bond Fund II - Primary Shares	Federated Hermes Kaufmann Fund II - Primary Shares	Federated Hermes Managed Volatility Fund II - Primary Shares
Net investment income (loss)
Investment income:
Dividends	$2	$3	$60	$—	$39
Expenses:
Mortality and expense risk charges	1	3	13	11	28
Net investment income (loss)	1	—	47	(11)	11

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(2)	—	(16)	2	(40)
Capital gains distributions	—	—	—	102	489
Total realized gain (loss) on investments
and capital gains distributions	(2)	—	(16)	104	449
Net unrealized appreciation
(depreciation) of investments	(13)	—	(184)	(437)	(821)
Net realized and unrealized gain (loss)
on investments	(15)	—	(200)	(333)	(372)
Net increase (decrease) in net assets
resulting from operations	$(14)	$—	$(153)	$(344)	$(361)

	Fidelity® VIP Equity-Income Portfolio - Initial Class	Fidelity® VIP Growth Portfolio - Initial Class	Fidelity® VIP High Income Portfolio - Initial Class	Fidelity® VIP Overseas Portfolio - Initial Class	Fidelity® VIP Contrafund® Portfolio - Initial Class
Net investment income (loss)
Investment income:
Dividends	$191	$120	$7	$27	$141
Expenses:
Mortality and expense risk charges	100	181	2	22	265
Net investment income (loss)	91	(61)	5	5	(124)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	204	397	(25)	7	1,264
Capital gains distributions	334	1,441	—	23	1,369
Total realized gain (loss) on investments
and capital gains distributions	538	1,838	(25)	30	2,633
Net unrealized appreciation
(depreciation) of investments	(1,221)	(7,813)	1	(844)	(13,076)
Net realized and unrealized gain (loss)
on investments	(683)	(5,975)	(24)	(814)	(10,443)
Net increase (decrease) in net assets
resulting from operations	$(592)	$(6,036)	$(19)	$(809)	$(10,567)

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Year Ended December 31, 2022
(In thousands)

	Fidelity® VIP Index 500 Portfolio - Initial Class	Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	Franklin Small Cap Value VIP Fund - Class 2	Janus Henderson Balanced Portfolio - Institutional Shares	Lord Abbett Series Fund Mid Cap Stock Portfolio - Class VC
Net investment income (loss)
Investment income:
Dividends	$277	$7	$19	$—	$9
Expenses:
Mortality and expense risk charges	265	5	15	—	10
Net investment income (loss)	12	2	4	—	(1)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	814	(1)	(96)	3	5
Capital gains distributions	150	17	367	—	68
Total realized gain (loss) on investments
and capital gains distributions	964	16	271	3	73
Net unrealized appreciation
(depreciation) of investments	(5,306)	(69)	(526)	(7)	(224)
Net realized and unrealized gain (loss)
on investments	(4,342)	(53)	(255)	(4)	(151)
Net increase (decrease) in net assets
resulting from operations	$(4,330)	$(51)	$(251)	$(4)	$(152)

	PIMCO VIT Real Return Portfolio - Administrative Class	Pioneer High Yield VCT Portfolio - Class I	Voya Balanced Portfolio - Class I	Voya Government Money Market Portfolio - Class I	Voya Government Money Market Portfolio - Class S
Net investment income (loss)
Investment income:
Dividends	$208	$48	$655	$361	$1
Expenses:
Mortality and expense risk charges	19	9	452	309	—
Net investment income (loss)	189	39	203	52	1

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	16	(11)	119	—	—
Capital gains distributions	—	—	4,669	—	—
Total realized gain (loss) on investments
and capital gains distributions	16	(11)	4,788	—	—
Net unrealized appreciation
(depreciation) of investments	(612)	(153)	(13,002)	—	—
Net realized and unrealized gain (loss)
on investments	(596)	(164)	(8,214)	—	—
Net increase (decrease) in net assets
resulting from operations	$(407)	$(125)	$(8,011)	$52	$1
The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Year Ended December 31, 2022
(In thousands)

	Voya Intermediate Bond Portfolio - Class I	Voya Balanced Income Portfolio - Service Class	Voya Global Perspectives® Portfolio - Class A	Voya Global Perspectives® Portfolio - Class I	Voya High Yield Portfolio - Institutional Class
Net investment income (loss)
Investment income:
Dividends	$1,477	$62	$5	$24	$578
Expenses:
Mortality and expense risk charges	622	33	3	1	112
Net investment income (loss)	855	29	2	23	466

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(1,148)	(59)	(2)	(12)	(160)
Capital gains distributions	147	223	15	59	—
Total realized gain (loss) on investments
and capital gains distributions	(1,001)	164	13	47	(160)
Net unrealized appreciation
(depreciation) of investments	(9,276)	(659)	(55)	(213)	(1,824)
Net realized and unrealized gain (loss)
on investments	(10,277)	(495)	(42)	(166)	(1,984)
Net increase (decrease) in net assets
resulting from operations	$(9,422)	$(466)	$(40)	$(143)	$(1,518)

	Voya Large Cap Growth Portfolio - Institutional Class	Voya Large Cap Value Portfolio - Institutional Class	Voya Large Cap Value Portfolio - Service Class	Voya Retirement Conservative Portfolio - Adviser Class	Voya Retirement Growth Portfolio - Adviser Class
Net investment income (loss)
Investment income:
Dividends	$—	$99	$38	$74	$25
Expenses:
Mortality and expense risk charges	1,419	57	30	42	29
Net investment income (loss)	(1,419)	42	8	32	(4)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(4,155)	(629)	(183)	(45)	(10)
Capital gains distributions	37,862	3,780	1,430	322	304
Total realized gain (loss) on investments
and capital gains distributions	33,707	3,151	1,247	277	294
Net unrealized appreciation
(depreciation) of investments	(78,993)	(3,488)	(1,371)	(871)	(784)
Net realized and unrealized gain (loss)
on investments	(45,286)	(337)	(124)	(594)	(490)
Net increase (decrease) in net assets
resulting from operations	$(46,705)	$(295)	$(116)	$(562)	$(494)
The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Year Ended December 31, 2022
(In thousands)

	Voya Retirement Moderate Growth Portfolio - Adviser Class	Voya Retirement Moderate Portfolio - Adviser Class	Voya U.S. Stock Index Portfolio - Service Class	VY® BlackRock Inflation Protected Bond Portfolio - Institutional Class	VY® BlackRock Inflation Protected Bond Portfolio - Service Class
Net investment income (loss)
Investment income:
Dividends	$32	$39	$11	$7	$101
Expenses:
Mortality and expense risk charges	35	28	9	1	30
Net investment income (loss)	(3)	11	2	6	71

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	—	(28)	5	—	(17)
Capital gains distributions	288	257	63	—	—
Total realized gain (loss) on investments
and capital gains distributions	288	229	68	—	(17)
Net unrealized appreciation
(depreciation) of investments	(860)	(673)	(246)	(30)	(406)
Net realized and unrealized gain (loss)
on investments	(572)	(444)	(178)	(30)	(423)
Net increase (decrease) in net assets
resulting from operations	$(575)	$(433)	$(176)	$(24)	$(352)

	VY® CBRE Global Real Estate Portfolio - Institutional Class	VY® CBRE Global Real Estate Portfolio - Service Class	VY® CBRE Real Estate Portfolio - Service Class	VY® Invesco Growth and Income Portfolio - Service Class	VY® JPMorgan Emerging Markets Equity Portfolio - Institutional Class
Net investment income (loss)
Investment income:
Dividends	$53	$12	$53	$18	$—
Expenses:
Mortality and expense risk charges	10	5	14	11	16
Net investment income (loss)	43	7	39	7	(16)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(18)	(1)	(47)	(11)	(246)
Capital gains distributions	82	21	567	178	347
Total realized gain (loss) on investments
and capital gains distributions	64	20	520	167	101
Net unrealized appreciation
(depreciation) of investments	(594)	(157)	(1,712)	(267)	(540)
Net realized and unrealized gain (loss)
on investments	(530)	(137)	(1,192)	(100)	(439)
Net increase (decrease) in net assets
resulting from operations	$(487)	$(130)	$(1,153)	$(93)	$(455)
The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Year Ended December 31, 2022
(In thousands)

	VY® JPMorgan Emerging Markets Equity Portfolio - Service Class	VY® JPMorgan Small Cap Core Equity Portfolio - Service Class	VY® T. Rowe Price Capital Appreciation Portfolio - Service Class	VY® T. Rowe Price Equity Income Portfolio - Service Class	VY® T. Rowe Price International Stock Portfolio - Service Class
Net investment income (loss)
Investment income:
Dividends	$—	$—	$736	$61	$20
Expenses:
Mortality and expense risk charges	52	14	416	28	8
Net investment income (loss)	(52)	(14)	320	33	12

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(271)	(222)	333	(40)	(370)
Capital gains distributions	2,375	331	6,966	329	222
Total realized gain (loss) on investments
and capital gains distributions	2,104	109	7,299	289	(148)
Net unrealized appreciation
(depreciation) of investments	(4,963)	(637)	(15,790)	(464)	(250)
Net realized and unrealized gain (loss)
on investments	(2,859)	(528)	(8,491)	(175)	(398)
Net increase (decrease) in net assets
resulting from operations	$(2,911)	$(542)	$(8,171)	$(142)	$(386)

	Voya Global Bond Portfolio - Initial Class	Voya Global Bond Portfolio - Service Class	Voya International High Dividend Low Volatility Portfolio - Initial Class	Voya Solution 2025 Portfolio - Service Class	Voya Solution 2035 Portfolio - Service Class
Net investment income (loss)
Investment income:
Dividends	$234	$—	$274	$226	$415
Expenses:
Mortality and expense risk charges	97	—	65	50	82
Net investment income (loss)	137	—	209	176	333

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(268)	(1)	(176)	(306)	12
Capital gains distributions	—	—	—	778	1,587
Total realized gain (loss) on investments
and capital gains distributions	(268)	(1)	(176)	472	1,599
Net unrealized appreciation
(depreciation) of investments	(1,756)	(3)	(683)	(1,744)	(4,203)
Net realized and unrealized gain (loss)
on investments	(2,024)	(4)	(859)	(1,272)	(2,604)
Net increase (decrease) in net assets
resulting from operations	$(1,887)	$(4)	$(650)	$(1,096)	$(2,271)

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Year Ended December 31, 2022
(In thousands)

	Voya Solution 2045 Portfolio - Service Class	Voya Solution 2055 Portfolio - Service Class	Voya Solution 2065 Portfolio - Service Class	Voya Solution Income Portfolio - Service Class	Voya Solution Moderately Aggressive Portfolio - Service Class
Net investment income (loss)
Investment income:
Dividends	$373	$12	$2	$83	$6
Expenses:
Mortality and expense risk charges	70	2	—	18	3
Net investment income (loss)	303	10	2	65	3

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(93)	—	(3)	(15)	5
Capital gains distributions	1,598	55	2	212	25
Total realized gain (loss) on investments
and capital gains distributions	1,505	55	(1)	197	30
Net unrealized appreciation
(depreciation) of investments	(3,920)	(129)	(6)	(628)	(83)
Net realized and unrealized gain (loss)
on investments	(2,415)	(74)	(7)	(431)	(53)
Net increase (decrease) in net assets
resulting from operations	$(2,112)	$(64)	$(5)	$(366)	$(50)

	VY® American Century Small-Mid Cap Value Portfolio - Service Class	VY® Baron Growth Portfolio - Service Class	VY® Columbia Contrarian Core Portfolio - Service Class	VY® Columbia Small Cap Value II Portfolio - Service Class	VY® Invesco Comstock Portfolio - Service Class
Net investment income (loss)
Investment income:
Dividends	$32	$—	$3	$—	$22
Expenses:
Mortality and expense risk charges	10	37	8	5	9
Net investment income (loss)	22	(37)	(5)	(5)	13

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	22	(208)	5	13	31
Capital gains distributions	463	538	136	101	3
Total realized gain (loss) on investments
and capital gains distributions	485	330	141	114	34
Net unrealized appreciation
(depreciation) of investments	(667)	(1,901)	(329)	(226)	(59)
Net realized and unrealized gain (loss)
on investments	(182)	(1,571)	(188)	(112)	(25)
Net increase (decrease) in net assets
resulting from operations	$(160)	$(1,608)	$(193)	$(117)	$(12)
The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Year Ended December 31, 2022
(In thousands)

	VY® Invesco Equity and Income Portfolio - Initial Class	VY® Invesco Global Portfolio - Initial Class	VY® JPMorgan Mid Cap Value Portfolio - Service Class	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class	VY® T. Rowe Price Growth Equity Portfolio - Initial Class
Net investment income (loss)
Investment income:
Dividends	$756	$—	$28	$—	$—
Expenses:
Mortality and expense risk charges	534	595	24	467	128
Net investment income (loss)	222	(595)	4	(467)	(128)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	238	77	(52)	(209)	(365)
Capital gains distributions	6,271	7,518	483	9,633	2,460
Total realized gain (loss) on investments
and capital gains distributions	6,509	7,595	431	9,424	2,095
Net unrealized appreciation
(depreciation) of investments	(10,988)	(29,661)	(758)	(22,493)	(11,035)
Net realized and unrealized gain (loss)
on investments	(4,479)	(22,066)	(327)	(13,069)	(8,940)
Net increase (decrease) in net assets
resulting from operations	$(4,257)	$(22,661)	$(323)	$(13,536)	$(9,068)

	Voya Strategic Allocation Conservative Portfolio - Class I	Voya Strategic Allocation Growth Portfolio - Class I	Voya Strategic Allocation Moderate Portfolio - Class I	Voya Growth and Income Portfolio - Class A	Voya Growth and Income Portfolio - Class I
Net investment income (loss)
Investment income:
Dividends	$145	$186	$182	$10	$2,373
Expenses:
Mortality and expense risk charges	50	68	72	19	2,477
Net investment income (loss)	95	118	110	(9)	(104)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(87)	(46)	(39)	(112)	(11,665)
Capital gains distributions	326	739	612	201	27,947
Total realized gain (loss) on investments
and capital gains distributions	239	693	573	89	16,282
Net unrealized appreciation
(depreciation) of investments	(1,169)	(2,230)	(2,044)	(363)	(54,633)
Net realized and unrealized gain (loss)
on investments	(930)	(1,537)	(1,471)	(274)	(38,351)
Net increase (decrease) in net assets
resulting from operations	$(835)	$(1,419)	$(1,361)	$(283)	$(38,455)
The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Year Ended December 31, 2022
(In thousands)

	Voya Emerging Markets Index Portfolio - Class I	Voya Global High Dividend Low Volatility Portfolio - Class I	Voya Global High Dividend Low Volatility Portfolio - Class S	Voya Index Plus LargeCap Portfolio - Class I	Voya Index Plus MidCap Portfolio - Class I
Net investment income (loss)
Investment income:
Dividends	$9	$40	$22	$554	$48
Expenses:
Mortality and expense risk charges	2	13	11	765	43
Net investment income (loss)	7	27	11	(211)	5

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	2	44	16	(296)	28
Capital gains distributions	15	49	31	16,018	1,121
Total realized gain (loss) on investments
and capital gains distributions	17	93	47	15,722	1,149
Net unrealized appreciation
(depreciation) of investments	(128)	(221)	(123)	(31,213)	(2,081)
Net realized and unrealized gain (loss)
on investments	(111)	(128)	(76)	(15,491)	(932)
Net increase (decrease) in net assets
resulting from operations	$(104)	$(101)	$(65)	$(15,702)	$(927)

	Voya Index Plus SmallCap Portfolio - Class I	Voya International Index Portfolio - Class I	Voya International Index Portfolio - Class S	Voya Russell™ Large Cap Growth Index Portfolio - Class I	Voya Russell™ Large Cap Index Portfolio - Class I
Net investment income (loss)
Investment income:
Dividends	$25	$297	$1	$254	$147
Expenses:
Mortality and expense risk charges	24	103	—	751	236
Net investment income (loss)	1	194	1	(497)	(89)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(44)	61	2	2,068	1,010
Capital gains distributions	418	—	—	5,039	836
Total realized gain (loss) on investments
and capital gains distributions	374	61	2	7,107	1,846
Net unrealized appreciation
(depreciation) of investments	(843)	(1,729)	(12)	(29,962)	(7,211)
Net realized and unrealized gain (loss)
on investments	(469)	(1,668)	(10)	(22,855)	(5,365)
Net increase (decrease) in net assets
resulting from operations	$(468)	$(1,474)	$(9)	$(23,352)	$(5,454)
The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Year Ended December 31, 2022
(In thousands)

	Voya Russell™ Large Cap Value Index Portfolio - Class I	Voya Russell™ Large Cap Value Index Portfolio - Class S	Voya Russell™ Mid Cap Growth Index Portfolio - Class S	Voya Russell™ Mid Cap Index Portfolio - Class I	Voya Russell™ Small Cap Index Portfolio - Class I
Net investment income (loss)
Investment income:
Dividends	$404	$11	$—	$19	$33
Expenses:
Mortality and expense risk charges	370	13	26	14	41
Net investment income (loss)	34	(2)	(26)	5	(8)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	847	43	(26)	(36)	(2)
Capital gains distributions	—	—	233	151	325
Total realized gain (loss) on investments
and capital gains distributions	847	43	207	115	323
Net unrealized appreciation
(depreciation) of investments	(3,068)	(110)	(1,023)	(532)	(1,301)
Net realized and unrealized gain (loss)
on investments	(2,221)	(67)	(816)	(417)	(978)
Net increase (decrease) in net assets
resulting from operations	$(2,187)	$(69)	$(842)	$(412)	$(986)

	Voya Small Company Portfolio - Class I	Voya U.S. Bond Index Portfolio - Class I	Voya MidCap Opportunities Portfolio - Class I	Voya MidCap Opportunities Portfolio - Class S	Voya SmallCap Opportunities Portfolio - Class I
Net investment income (loss)
Investment income:
Dividends	$—	$34	$—	$—	$—
Expenses:
Mortality and expense risk charges	178	12	170	36	9
Net investment income (loss)	(178)	22	(170)	(36)	(9)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(413)	(31)	(2,060)	(1,011)	(82)
Capital gains distributions	3,988	—	9,969	2,028	346
Total realized gain (loss) on investments
and capital gains distributions	3,575	(31)	7,909	1,017	264
Net unrealized appreciation
(depreciation) of investments	(6,592)	(219)	(13,103)	(2,033)	(771)
Net realized and unrealized gain (loss)
on investments	(3,017)	(250)	(5,194)	(1,016)	(507)
Net increase (decrease) in net assets
resulting from operations	$(3,195)	$(228)	$(5,364)	$(1,052)	$(516)

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Operations
For the Year Ended December 31, 2022
(In thousands)

	Voya SmallCap Opportunities Portfolio - Class S	Wanger Acorn	Wanger International	Wanger Select
Net investment income (loss)
Investment income:
Dividends	$—	$—	$13	$—
Expenses:
Mortality and expense risk charges	20	9	8	4
Net investment income (loss)	(20)	(9)	5	(4)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(65)	(418)	(97)	(38)
Capital gains distributions	345	641	255	611
Total realized gain (loss) on investments
and capital gains distributions	280	223	158	573
Net unrealized appreciation
(depreciation) of investments	(757)	(1,064)	(860)	(1,183)
Net realized and unrealized gain (loss)
on investments	(477)	(841)	(702)	(610)
Net increase (decrease) in net assets
resulting from operations	$(497)	$(850)	$(697)	$(614)

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
(In thousands)

	Invesco V.I. American Franchise Fund - Series I	Invesco V.I. Core Equity Fund - Series I	Invesco V.I. Discovery Mid Cap Growth Fund - Series I	Invesco V.I. Global Fund - Series I	Invesco V.I. Main Street Fund - Series I
Net assets at January 1, 2021	$964	$1,465	$176	$9	$270

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(9)	(3)	(2)	—	(1)
Total realized gain (loss) on investments
and capital gains distributions	200	45	32	—	22
Net unrealized appreciation
(depreciation) of investments	(81)	340	(3)	1	47
Net increase (decrease) in net assets
resulting from operations	110	382	27	1	68
Changes from principal transactions:
Total unit transactions	(42)	(77)	(41)	—	(30)
Increase (decrease) in net assets
derived from principal transactions	(42)	(77)	(41)	—	(30)
Total increase (decrease) in net assets	68	305	(14)	1	38
Net assets at December 31, 2021	1,032	1,770	162	10	308

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(8)	(1)	(1)	—	1
Total realized gain (loss) on investments
and capital gains distributions	198	154	33	—	88
Net unrealized appreciation
(depreciation) of investments	(521)	(487)	(82)	(4)	(152)
Net increase (decrease) in net assets
resulting from operations	(331)	(334)	(50)	(4)	(63)
Changes from principal transactions:
Total unit transactions	(59)	(371)	(8)	(4)	(28)
Increase (decrease) in net assets
derived from principal transactions	(59)	(371)	(8)	(4)	(28)
Total increase (decrease) in net assets	(390)	(705)	(58)	(8)	(91)
Net assets at December 31, 2022	$642	$1,065	$104	$2	$217

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
(In thousands)

	Invesco V.I. Main Street Small Cap Fund - Series I	American Funds Insurance Series® Growth Fund - Class 2	American Funds Insurance Series® Growth-Income Fund - Class 2	American Funds Insurance Series® International Fund - Class 2	Calvert VP SRI Balanced Portfolio
Net assets at January 1, 2021	$495	$1,801	$480	$225	$2,773

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(3)	(3)	6	3	4
Total realized gain (loss) on investments
and capital gains distributions	61	350	8	32	220
Net unrealized appreciation
(depreciation) of investments	40	60	113	(28)	147
Net increase (decrease) in net assets
resulting from operations	98	407	127	7	371
Changes from principal transactions:
Total unit transactions	(113)	99	109	(126)	(339)
Increase (decrease) in net assets
derived from principal transactions	(113)	99	109	(126)	(339)
Total increase (decrease) in net assets	(15)	506	236	(119)	32
Net assets at December 31, 2021	480	2,307	716	106	2,805

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(2)	(1)	8	3	7
Total realized gain (loss) on investments
and capital gains distributions	51	336	69	13	276
Net unrealized appreciation
(depreciation) of investments	(128)	(1,072)	(197)	(41)	(740)
Net increase (decrease) in net assets
resulting from operations	(79)	(737)	(120)	(25)	(457)
Changes from principal transactions:
Total unit transactions	25	254	111	76	191
Increase (decrease) in net assets
derived from principal transactions	25	254	111	76	191
Total increase (decrease) in net assets	(54)	(483)	(9)	51	(266)
Net assets at December 31, 2022	$426	$1,824	$707	$157	$2,539
The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
(In thousands)

	Federated Hermes Fund for U.S. Government Securities II - Primary Shares	Federated Hermes Government Money Fund II - Service Shares	Federated Hermes High Income Bond Fund II - Primary Shares	Federated Hermes Kaufmann Fund II - Primary Shares	Federated Hermes Managed Volatility Fund II - Primary Shares
Net assets at January 1, 2021	$130	$356	$1,213	$1,329	$2,408

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	(4)	45	(18)	10
Total realized gain (loss) on investments
and capital gains distributions	—	—	4	153	49
Net unrealized appreciation
(depreciation) of investments	(5)	—	(5)	(113)	335
Net increase (decrease) in net assets
resulting from operations	(5)	(4)	44	22	394
Changes from principal transactions:
Total unit transactions	(18)	(86)	(40)	(204)	(221)
Increase (decrease) in net assets
derived from principal transactions	(18)	(86)	(40)	(204)	(221)
Total increase (decrease) in net assets	(23)	(90)	4	(182)	173
Net assets at December 31, 2021	107	266	1,217	1,147	2,581

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1	—	47	(11)	11
Total realized gain (loss) on investments
and capital gains distributions	(2)	—	(16)	104	449
Net unrealized appreciation
(depreciation) of investments	(13)	—	(184)	(437)	(821)
Net increase (decrease) in net assets
resulting from operations	(14)	—	(153)	(344)	(361)
Changes from principal transactions:
Total unit transactions	(11)	(60)	(55)	(92)	(586)
Increase (decrease) in net assets
derived from principal transactions	(11)	(60)	(55)	(92)	(586)
Total increase (decrease) in net assets	(25)	(60)	(208)	(436)	(947)
Net assets at December 31, 2022	$82	$206	$1,009	$711	$1,634

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
(In thousands)

	Fidelity® VIP Equity-Income Portfolio - Initial Class	Fidelity® VIP Growth Portfolio - Initial Class	Fidelity® VIP High Income Portfolio - Initial Class	Fidelity® VIP Overseas Portfolio - Initial Class	Fidelity® VIP Contrafund® Portfolio - Initial Class
Net assets at January 1, 2021	$9,081	$24,789	$130	$3,762	$36,919

Increase (decrease) in net assets
Operations:
Net investment income (loss)	89	(208)	6	(13)	(293)
Total realized gain (loss) on investments
and capital gains distributions	1,340	7,551	—	634	6,550
Net unrealized appreciation
(depreciation) of investments	577	(2,741)	(2)	(85)	2,258
Net increase (decrease) in net assets
resulting from operations	2,006	4,602	4	536	8,515
Changes from principal transactions:
Total unit transactions	(631)	(4,910)	17	(1,094)	(5,717)
Increase (decrease) in net assets
derived from principal transactions	(631)	(4,910)	17	(1,094)	(5,717)
Total increase (decrease) in net assets	1,375	(308)	21	(558)	2,798
Net assets at December 31, 2021	10,456	24,481	151	3,204	39,717

Increase (decrease) in net assets
Operations:
Net investment income (loss)	91	(61)	5	5	(124)
Total realized gain (loss) on investments
and capital gains distributions	538	1,838	(25)	30	2,633
Net unrealized appreciation
(depreciation) of investments	(1,221)	(7,813)	1	(844)	(13,076)
Net increase (decrease) in net assets
resulting from operations	(592)	(6,036)	(19)	(809)	(10,567)
Changes from principal transactions:
Total unit transactions	50	(913)	(11)	2	(4,043)
Increase (decrease) in net assets
derived from principal transactions	50	(913)	(11)	2	(4,043)
Total increase (decrease) in net assets	(542)	(6,949)	(30)	(807)	(14,610)
Net assets at December 31, 2022	$9,914	$17,532	$121	$2,397	$25,107

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
(In thousands)

	Fidelity® VIP Index 500 Portfolio - Initial Class	Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	Franklin Small Cap Value VIP Fund - Class 2	Janus Henderson Balanced Portfolio - Institutional Shares	Lord Abbett Series Fund Mid Cap Stock Portfolio - Class VC
Net assets at January 1, 2021	$19,729	$411	$1,980	$14	$1,146

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(31)	2	5	—	(5)
Total realized gain (loss) on investments
and capital gains distributions	2,038	14	13	—	146
Net unrealized appreciation
(depreciation) of investments	3,057	(25)	465	2	155
Net increase (decrease) in net assets
resulting from operations	5,064	(9)	483	2	296
Changes from principal transactions:
Total unit transactions	(1,952)	(36)	(194)	—	(194)
Increase (decrease) in net assets
derived from principal transactions	(1,952)	(36)	(194)	—	(194)
Total increase (decrease) in net assets	3,112	(45)	289	2	102
Net assets at December 31, 2021	22,841	366	2,269	16	1,248

Increase (decrease) in net assets
Operations:
Net investment income (loss)	12	2	4	—	(1)
Total realized gain (loss) on investments
and capital gains distributions	964	16	271	3	73
Net unrealized appreciation
(depreciation) of investments	(5,306)	(69)	(526)	(7)	(224)
Net increase (decrease) in net assets
resulting from operations	(4,330)	(51)	(251)	(4)	(152)
Changes from principal transactions:
Total unit transactions	(1,228)	(14)	(225)	(12)	(40)
Increase (decrease) in net assets
derived from principal transactions	(1,228)	(14)	(225)	(12)	(40)
Total increase (decrease) in net assets	(5,558)	(65)	(476)	(16)	(192)
Net assets at December 31, 2022	$17,283	$301	$1,793	$—	$1,056

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
(In thousands)

	PIMCO VIT Real Return Portfolio - Administrative Class	Pioneer High Yield VCT Portfolio - Class I	Voya Balanced Portfolio - Class I	Voya Government Money Market Portfolio - Class I	Voya Government Money Market Portfolio - Class S
Net assets at January 1, 2021	$2,603	$721	$44,650	$32,714	$51

Increase (decrease) in net assets
Operations:
Net investment income (loss)	143	41	206	(338)	—
Total realized gain (loss) on investments
and capital gains distributions	57	1	3,093	26	—
Net unrealized appreciation
(depreciation) of investments	(32)	1	2,838	—	—
Net increase (decrease) in net assets
resulting from operations	168	43	6,137	(312)	—
Changes from principal transactions:
Total unit transactions	670	319	(5,339)	(4,707)	6
Increase (decrease) in net assets
derived from principal transactions	670	319	(5,339)	(4,707)	6
Total increase (decrease) in net assets	838	362	798	(5,019)	6
Net assets at December 31, 2021	3,441	1,083	45,448	27,695	57

Increase (decrease) in net assets
Operations:
Net investment income (loss)	189	39	203	52	1
Total realized gain (loss) on investments
and capital gains distributions	16	(11)	4,788	—	—
Net unrealized appreciation
(depreciation) of investments	(612)	(153)	(13,002)	—	—
Net increase (decrease) in net assets
resulting from operations	(407)	(125)	(8,011)	52	1
Changes from principal transactions:
Total unit transactions	(298)	(37)	(4,740)	(1,197)	(11)
Increase (decrease) in net assets
derived from principal transactions	(298)	(37)	(4,740)	(1,197)	(11)
Total increase (decrease) in net assets	(705)	(162)	(12,751)	(1,145)	(10)
Net assets at December 31, 2022	$2,736	$921	$32,697	$26,550	$47

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
(In thousands)

	Voya Intermediate Bond Portfolio - Class I	Voya Balanced Income Portfolio - Service Class	Voya Global Perspectives® Portfolio - Class A	Voya Global Perspectives® Portfolio - Class I	Voya High Yield Portfolio - Institutional Class
Net assets at January 1, 2021	$73,855	$3,908	$192	$560	$13,068

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1,252	44	5	25	529
Total realized gain (loss) on investments
and capital gains distributions	237	(24)	16	21	44
Net unrealized appreciation
(depreciation) of investments	(2,947)	264	(12)	(6)	(68)
Net increase (decrease) in net assets
resulting from operations	(1,458)	284	9	40	505
Changes from principal transactions:
Total unit transactions	(9,339)	(900)	(12)	171	(1,859)
Increase (decrease) in net assets
derived from principal transactions	(9,339)	(900)	(12)	171	(1,859)
Total increase (decrease) in net assets	(10,797)	(616)	(3)	211	(1,354)
Net assets at December 31, 2021	63,058	3,292	189	771	11,714

Increase (decrease) in net assets
Operations:
Net investment income (loss)	855	29	2	23	466
Total realized gain (loss) on investments
and capital gains distributions	(1,001)	164	13	47	(160)
Net unrealized appreciation
(depreciation) of investments	(9,276)	(659)	(55)	(213)	(1,824)
Net increase (decrease) in net assets
resulting from operations	(9,422)	(466)	(40)	(143)	(1,518)
Changes from principal transactions:
Total unit transactions	(6,804)	(380)	20	43	(964)
Increase (decrease) in net assets
derived from principal transactions	(6,804)	(380)	20	43	(964)
Total increase (decrease) in net assets	(16,226)	(846)	(20)	(100)	(2,482)
Net assets at December 31, 2022	$46,832	$2,446	$169	$671	$9,232
The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
(In thousands)

	Voya Large Cap Growth Portfolio - Institutional Class	Voya Large Cap Value Portfolio - Institutional Class	Voya Large Cap Value Portfolio - Service Class	Voya Retirement Conservative Portfolio - Adviser Class	Voya Retirement Growth Portfolio - Adviser Class
Net assets at January 1, 2021	$145,364	$6,270	$2,025	$3,637	$2,639

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(1,856)	100	24	30	11
Total realized gain (loss) on investments
and capital gains distributions	31,056	99	83	125	199
Net unrealized appreciation
(depreciation) of investments	(4,350)	1,228	379	(31)	161
Net increase (decrease) in net assets
resulting from operations	24,850	1,427	486	124	371
Changes from principal transactions:
Total unit transactions	(16,340)	(999)	(126)	(191)	(85)
Increase (decrease) in net assets
derived from principal transactions	(16,340)	(999)	(126)	(191)	(85)
Total increase (decrease) in net assets	8,510	428	360	(67)	286
Net assets at December 31, 2021	153,874	6,698	2,385	3,570	2,925

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(1,419)	42	8	32	(4)
Total realized gain (loss) on investments
and capital gains distributions	33,707	3,151	1,247	277	294
Net unrealized appreciation
(depreciation) of investments	(78,993)	(3,488)	(1,371)	(871)	(784)
Net increase (decrease) in net assets
resulting from operations	(46,705)	(295)	(116)	(562)	(494)
Changes from principal transactions:
Total unit transactions	(11,157)	(41)	235	23	(320)
Increase (decrease) in net assets
derived from principal transactions	(11,157)	(41)	235	23	(320)
Total increase (decrease) in net assets	(57,862)	(336)	119	(539)	(814)
Net assets at December 31, 2022	$96,012	$6,362	$2,504	$3,031	$2,111

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
(In thousands)

	Voya Retirement Moderate Growth Portfolio - Adviser Class	Voya Retirement Moderate Portfolio - Adviser Class	Voya U.S. Stock Index Portfolio - Service Class	VY® BlackRock Inflation Protected Bond Portfolio - Institutional Class	VY® BlackRock Inflation Protected Bond Portfolio - Service Class
Net assets at January 1, 2021	$3,388	$2,466	$738	$165	$1,885

Increase (decrease) in net assets
Operations:
Net investment income (loss)	14	15	(3)	4	27
Total realized gain (loss) on investments
and capital gains distributions	172	138	100	1	118
Net unrealized appreciation
(depreciation) of investments	216	46	84	4	(68)
Net increase (decrease) in net assets
resulting from operations	402	199	181	9	77
Changes from principal transactions:
Total unit transactions	(144)	41	(97)	8	39
Increase (decrease) in net assets
derived from principal transactions	(144)	41	(97)	8	39
Total increase (decrease) in net assets	258	240	84	17	116
Net assets at December 31, 2021	3,646	2,706	822	182	2,001

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(3)	11	2	6	71
Total realized gain (loss) on investments
and capital gains distributions	288	229	68	—	(17)
Net unrealized appreciation
(depreciation) of investments	(860)	(673)	(246)	(30)	(406)
Net increase (decrease) in net assets
resulting from operations	(575)	(433)	(176)	(24)	(352)
Changes from principal transactions:
Total unit transactions	(799)	(184)	330	(5)	696
Increase (decrease) in net assets
derived from principal transactions	(799)	(184)	330	(5)	696
Total increase (decrease) in net assets	(1,374)	(617)	154	(29)	344
Net assets at December 31, 2022	$2,272	$2,089	$976	$153	$2,345

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
(In thousands)

	VY® CBRE Global Real Estate Portfolio - Institutional Class	VY® CBRE Global Real Estate Portfolio - Service Class	VY® CBRE Real Estate Portfolio - Service Class	VY® Invesco Growth and Income Portfolio - Service Class	VY® JPMorgan Emerging Markets Equity Portfolio - Institutional Class
Net assets at January 1, 2021	$1,398	$416	$2,703	$971	$2,145

Increase (decrease) in net assets
Operations:
Net investment income (loss)	36	6	48	5	(28)
Total realized gain (loss) on investments
and capital gains distributions	1	(3)	12	(36)	293
Net unrealized appreciation
(depreciation) of investments	431	120	1,373	304	(475)
Net increase (decrease) in net assets
resulting from operations	468	123	1,433	273	(210)
Changes from principal transactions:
Total unit transactions	37	(45)	190	249	(279)
Increase (decrease) in net assets
derived from principal transactions	37	(45)	190	249	(279)
Total increase (decrease) in net assets	505	78	1,623	522	(489)
Net assets at December 31, 2021	1,903	494	4,326	1,493	1,656

Increase (decrease) in net assets
Operations:
Net investment income (loss)	43	7	39	7	(16)
Total realized gain (loss) on investments
and capital gains distributions	64	20	520	167	101
Net unrealized appreciation
(depreciation) of investments	(594)	(157)	(1,712)	(267)	(540)
Net increase (decrease) in net assets
resulting from operations	(487)	(130)	(1,153)	(93)	(455)
Changes from principal transactions:
Total unit transactions	(13)	(4)	(350)	39	(331)
Increase (decrease) in net assets
derived from principal transactions	(13)	(4)	(350)	39	(331)
Total increase (decrease) in net assets	(500)	(134)	(1,503)	(54)	(786)
Net assets at December 31, 2022	$1,403	$360	$2,823	$1,439	$870

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
(In thousands)

	VY® JPMorgan Emerging Markets Equity Portfolio - Service Class	VY® JPMorgan Small Cap Core Equity Portfolio - Service Class	VY® T. Rowe Price Capital Appreciation Portfolio - Service Class	VY® T. Rowe Price Equity Income Portfolio - Service Class	VY® T. Rowe Price International Stock Portfolio - Service Class
Net assets at January 1, 2021	$12,570	$2,388	$54,500	$3,022	$2,431

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(79)	(13)	37	24	(5)
Total realized gain (loss) on investments
and capital gains distributions	1,765	112	7,995	(5)	184
Net unrealized appreciation
(depreciation) of investments	(3,051)	310	1,688	685	(169)
Net increase (decrease) in net assets
resulting from operations	(1,365)	409	9,720	704	10
Changes from principal transactions:
Total unit transactions	(94)	(15)	178	(161)	(125)
Increase (decrease) in net assets
derived from principal transactions	(94)	(15)	178	(161)	(125)
Total increase (decrease) in net assets	(1,459)	394	9,898	543	(115)
Net assets at December 31, 2021	11,111	2,782	64,398	3,565	2,316

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(52)	(14)	320	33	12
Total realized gain (loss) on investments
and capital gains distributions	2,104	109	7,299	289	(148)
Net unrealized appreciation
(depreciation) of investments	(4,963)	(637)	(15,790)	(464)	(250)
Net increase (decrease) in net assets
resulting from operations	(2,911)	(542)	(8,171)	(142)	(386)
Changes from principal transactions:
Total unit transactions	(529)	(369)	(744)	(191)	(1,930)
Increase (decrease) in net assets
derived from principal transactions	(529)	(369)	(744)	(191)	(1,930)
Total increase (decrease) in net assets	(3,440)	(911)	(8,915)	(333)	(2,316)
Net assets at December 31, 2022	$7,671	$1,871	$55,483	$3,232	$—

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
(In thousands)

	Voya Global Bond Portfolio - Initial Class	Voya Global Bond Portfolio - Service Class	Voya International High Dividend Low Volatility Portfolio - Initial Class	Voya Solution 2025 Portfolio - Service Class	Voya Solution 2035 Portfolio - Service Class
Net assets at January 1, 2021	$13,123	$21	$6,795	$6,851	$11,060

Increase (decrease) in net assets
Operations:
Net investment income (loss)	199	1	92	104	159
Total realized gain (loss) on investments
and capital gains distributions	353	1	(482)	494	704
Net unrealized appreciation
(depreciation) of investments	(1,267)	(2)	1,097	(31)	549
Net increase (decrease) in net assets
resulting from operations	(715)	—	707	567	1,412
Changes from principal transactions:
Total unit transactions	(2,156)	(3)	(775)	(1,146)	(641)
Increase (decrease) in net assets
derived from principal transactions	(2,156)	(3)	(775)	(1,146)	(641)
Total increase (decrease) in net assets	(2,871)	(3)	(68)	(579)	771
Net assets at December 31, 2021	10,252	18	6,727	6,272	11,831

Increase (decrease) in net assets
Operations:
Net investment income (loss)	137	—	209	176	333
Total realized gain (loss) on investments
and capital gains distributions	(268)	(1)	(176)	472	1,599
Net unrealized appreciation
(depreciation) of investments	(1,756)	(3)	(683)	(1,744)	(4,203)
Net increase (decrease) in net assets
resulting from operations	(1,887)	(4)	(650)	(1,096)	(2,271)
Changes from principal transactions:
Total unit transactions	(1,074)	(1)	(256)	(931)	85
Increase (decrease) in net assets
derived from principal transactions	(1,074)	(1)	(256)	(931)	85
Total increase (decrease) in net assets	(2,961)	(5)	(906)	(2,027)	(2,186)
Net assets at December 31, 2022	$7,291	$13	$5,821	$4,245	$9,645

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
(In thousands)

	Voya Solution 2045 Portfolio - Service Class	Voya Solution 2055 Portfolio - Service Class	Voya Solution 2065 Portfolio - Service Class	Voya Solution Income Portfolio - Service Class	Voya Solution Moderately Aggressive Portfolio - Service Class
Net assets at January 1, 2021	$7,887	$40	$—	$2,099	$248

Increase (decrease) in net assets
Operations:
Net investment income (loss)	100	1	—	57	—
Total realized gain (loss) on investments
and capital gains distributions	683	14	2	202	1
Net unrealized appreciation
(depreciation) of investments	536	(2)	(1)	(134)	37
Net increase (decrease) in net assets
resulting from operations	1,319	13	1	125	38
Changes from principal transactions:
Total unit transactions	647	215	12	134	(1)
Increase (decrease) in net assets
derived from principal transactions	647	215	12	134	(1)
Total increase (decrease) in net assets	1,966	228	13	259	37
Net assets at December 31, 2021	9,853	268	13	2,358	285

Increase (decrease) in net assets
Operations:
Net investment income (loss)	303	10	2	65	3
Total realized gain (loss) on investments
and capital gains distributions	1,505	55	(1)	197	30
Net unrealized appreciation
(depreciation) of investments	(3,920)	(129)	(6)	(628)	(83)
Net increase (decrease) in net assets
resulting from operations	(2,112)	(64)	(5)	(366)	(50)
Changes from principal transactions:
Total unit transactions	1,083	157	53	59	(62)
Increase (decrease) in net assets
derived from principal transactions	1,083	157	53	59	(62)
Total increase (decrease) in net assets	(1,029)	93	48	(307)	(112)
Net assets at December 31, 2022	$8,824	$361	$61	$2,051	$173

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
(In thousands)

	VY® American Century Small-Mid Cap Value Portfolio - Service Class	VY® Baron Growth Portfolio - Service Class	VY® Columbia Contrarian Core Portfolio - Service Class	VY® Columbia Small Cap Value II Portfolio - Service Class	VY® Invesco Comstock Portfolio - Service Class
Net assets at January 1, 2021	$2,522	$5,428	$961	$403	$598

Increase (decrease) in net assets
Operations:
Net investment income (loss)	13	(47)	(6)	(4)	8
Total realized gain (loss) on investments
and capital gains distributions	(24)	462	117	25	12
Net unrealized appreciation
(depreciation) of investments	556	656	98	147	187
Net increase (decrease) in net assets
resulting from operations	545	1,071	209	168	207
Changes from principal transactions:
Total unit transactions	(284)	158	(90)	197	194
Increase (decrease) in net assets
derived from principal transactions	(284)	158	(90)	197	194
Total increase (decrease) in net assets	261	1,229	119	365	401
Net assets at December 31, 2021	2,783	6,657	1,080	768	999

Increase (decrease) in net assets
Operations:
Net investment income (loss)	22	(37)	(5)	(5)	13
Total realized gain (loss) on investments
and capital gains distributions	485	330	141	114	34
Net unrealized appreciation
(depreciation) of investments	(667)	(1,901)	(329)	(226)	(59)
Net increase (decrease) in net assets
resulting from operations	(160)	(1,608)	(193)	(117)	(12)
Changes from principal transactions:
Total unit transactions	79	(415)	(124)	315	421
Increase (decrease) in net assets
derived from principal transactions	79	(415)	(124)	315	421
Total increase (decrease) in net assets	(81)	(2,023)	(317)	198	409
Net assets at December 31, 2022	$2,702	$4,634	$763	$966	$1,408

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
(In thousands)

	VY® Invesco Equity and Income Portfolio - Initial Class	VY® Invesco Global Portfolio - Initial Class	VY® JPMorgan Mid Cap Value Portfolio - Service Class	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class	VY® T. Rowe Price Growth Equity Portfolio - Initial Class
Net assets at January 1, 2021	$47,368	$69,252	$3,084	$52,502	$20,968

Increase (decrease) in net assets
Operations:
Net investment income (loss)	101	(832)	(4)	(613)	(185)
Total realized gain (loss) on investments
and capital gains distributions	936	7,763	16	9,487	2,670
Net unrealized appreciation
(depreciation) of investments	6,926	2,253	754	(2,559)	1,224
Net increase (decrease) in net assets
resulting from operations	7,963	9,184	766	6,315	3,709
Changes from principal transactions:
Total unit transactions	(5,180)	(8,000)	(455)	(4,082)	(1,638)
Increase (decrease) in net assets
derived from principal transactions	(5,180)	(8,000)	(455)	(4,082)	(1,638)
Total increase (decrease) in net assets	2,783	1,184	311	2,233	2,071
Net assets at December 31, 2021	50,151	70,436	3,395	54,735	23,039

Increase (decrease) in net assets
Operations:
Net investment income (loss)	222	(595)	4	(467)	(128)
Total realized gain (loss) on investments
and capital gains distributions	6,509	7,595	431	9,424	2,095
Net unrealized appreciation
(depreciation) of investments	(10,988)	(29,661)	(758)	(22,493)	(11,035)
Net increase (decrease) in net assets
resulting from operations	(4,257)	(22,661)	(323)	(13,536)	(9,068)
Changes from principal transactions:
Total unit transactions	(3,977)	(3,855)	(197)	(4,152)	(2,814)
Increase (decrease) in net assets
derived from principal transactions	(3,977)	(3,855)	(197)	(4,152)	(2,814)
Total increase (decrease) in net assets	(8,234)	(26,516)	(520)	(17,688)	(11,882)
Net assets at December 31, 2022	$41,917	$43,920	$2,875	$37,047	$11,157

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
(In thousands)

	Voya Strategic Allocation Conservative Portfolio - Class I	Voya Strategic Allocation Growth Portfolio - Class I	Voya Strategic Allocation Moderate Portfolio - Class I	Voya Growth and Income Portfolio - Class A	Voya Growth and Income Portfolio - Class I
Net assets at January 1, 2021	$4,819	$6,745	$7,863	$1,641	$218,650

Increase (decrease) in net assets
Operations:
Net investment income (loss)	67	50	78	(12)	(311)
Total realized gain (loss) on investments
and capital gains distributions	105	416	692	818	102,420
Net unrealized appreciation
(depreciation) of investments	208	543	94	(388)	(44,830)
Net increase (decrease) in net assets
resulting from operations	380	1,009	864	418	57,279
Changes from principal transactions:
Total unit transactions	(184)	(646)	(1,371)	(210)	(24,086)
Increase (decrease) in net assets
derived from principal transactions	(184)	(646)	(1,371)	(210)	(24,086)
Total increase (decrease) in net assets	196	363	(507)	208	33,193
Net assets at December 31, 2021	5,015	7,108	7,356	1,849	251,843

Increase (decrease) in net assets
Operations:
Net investment income (loss)	95	118	110	(9)	(104)
Total realized gain (loss) on investments
and capital gains distributions	239	693	573	89	16,282
Net unrealized appreciation
(depreciation) of investments	(1,169)	(2,230)	(2,044)	(363)	(54,633)
Net increase (decrease) in net assets
resulting from operations	(835)	(1,419)	(1,361)	(283)	(38,455)
Changes from principal transactions:
Total unit transactions	(691)	(223)	(811)	(220)	(17,061)
Increase (decrease) in net assets
derived from principal transactions	(691)	(223)	(811)	(220)	(17,061)
Total increase (decrease) in net assets	(1,526)	(1,642)	(2,172)	(503)	(55,516)
Net assets at December 31, 2022	$3,489	$5,466	$5,184	$1,346	$196,327

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
(In thousands)

	Voya Emerging Markets Index Portfolio - Class I	Voya Global High Dividend Low Volatility Portfolio - Class I	Voya Global High Dividend Low Volatility Portfolio - Class S	Voya Index Plus LargeCap Portfolio - Class I	Voya Index Plus MidCap Portfolio - Class I
Net assets at January 1, 2021	$521	$1,346	$952	$71,703	$5,765

Increase (decrease) in net assets
Operations:
Net investment income (loss)	3	25	11	(103)	3
Total realized gain (loss) on investments
and capital gains distributions	25	16	32	9,875	178
Net unrealized appreciation
(depreciation) of investments	(49)	228	134	8,854	1,231
Net increase (decrease) in net assets
resulting from operations	(21)	269	177	18,626	1,412
Changes from principal transactions:
Total unit transactions	34	45	(81)	(9,281)	(868)
Increase (decrease) in net assets
derived from principal transactions	34	45	(81)	(9,281)	(868)
Total increase (decrease) in net assets	13	314	96	9,345	544
Net assets at December 31, 2021	534	1,660	1,048	81,048	6,309

Increase (decrease) in net assets
Operations:
Net investment income (loss)	7	27	11	(211)	5
Total realized gain (loss) on investments
and capital gains distributions	17	93	47	15,722	1,149
Net unrealized appreciation
(depreciation) of investments	(128)	(221)	(123)	(31,213)	(2,081)
Net increase (decrease) in net assets
resulting from operations	(104)	(101)	(65)	(15,702)	(927)
Changes from principal transactions:
Total unit transactions	8	6	(88)	(7,727)	(314)
Increase (decrease) in net assets
derived from principal transactions	8	6	(88)	(7,727)	(314)
Total increase (decrease) in net assets	(96)	(95)	(153)	(23,429)	(1,241)
Net assets at December 31, 2022	$438	$1,565	$895	$57,619	$5,068

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
(In thousands)

	Voya Index Plus SmallCap Portfolio - Class I	Voya International Index Portfolio - Class I	Voya International Index Portfolio - Class S	Voya Russell™ Large Cap Growth Index Portfolio - Class I	Voya Russell™ Large Cap Index Portfolio - Class I
Net assets at January 1, 2021	$3,044	$10,245	$52	$66,701	$23,463

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(6)	97	—	(531)	11
Total realized gain (loss) on investments
and capital gains distributions	(71)	224	1	6,773	2,983
Net unrealized appreciation
(depreciation) of investments	833	650	4	11,897	2,739
Net increase (decrease) in net assets
resulting from operations	756	971	5	18,139	5,733
Changes from principal transactions:
Total unit transactions	(493)	(660)	(3)	(7,106)	(2,312)
Increase (decrease) in net assets
derived from principal transactions	(493)	(660)	(3)	(7,106)	(2,312)
Total increase (decrease) in net assets	263	311	2	11,033	3,421
Net assets at December 31, 2021	3,307	10,556	54	77,734	26,884

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1	194	1	(497)	(89)
Total realized gain (loss) on investments
and capital gains distributions	374	61	2	7,107	1,846
Net unrealized appreciation
(depreciation) of investments	(843)	(1,729)	(12)	(29,962)	(7,211)
Net increase (decrease) in net assets
resulting from operations	(468)	(1,474)	(9)	(23,352)	(5,454)
Changes from principal transactions:
Total unit transactions	(277)	627	(24)	(4,815)	(1,813)
Increase (decrease) in net assets
derived from principal transactions	(277)	627	(24)	(4,815)	(1,813)
Total increase (decrease) in net assets	(745)	(847)	(33)	(28,167)	(7,267)
Net assets at December 31, 2022	$2,562	$9,709	$21	$49,567	$19,617
The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
(In thousands)

	Voya Russell™ Large Cap Value Index Portfolio - Class I	Voya Russell™ Large Cap Value Index Portfolio - Class S	Voya Russell™ Mid Cap Growth Index Portfolio - Class S	Voya Russell™ Mid Cap Index Portfolio - Class I	Voya Russell™ Small Cap Index Portfolio - Class I
Net assets at January 1, 2021	$30,295	$931	$2,869	$1,899	$4,370

Increase (decrease) in net assets
Operations:
Net investment income (loss)	276	5	(32)	5	(23)
Total realized gain (loss) on investments
and capital gains distributions	1,118	12	215	155	193
Net unrealized appreciation
(depreciation) of investments	4,878	177	96	233	419
Net increase (decrease) in net assets
resulting from operations	6,272	194	279	393	589
Changes from principal transactions:
Total unit transactions	(3,056)	(28)	(136)	(44)	(347)
Increase (decrease) in net assets
derived from principal transactions	(3,056)	(28)	(136)	(44)	(347)
Total increase (decrease) in net assets	3,216	166	143	349	242
Net assets at December 31, 2021	33,511	1,097	3,012	2,248	4,612

Increase (decrease) in net assets
Operations:
Net investment income (loss)	34	(2)	(26)	5	(8)
Total realized gain (loss) on investments
and capital gains distributions	847	43	207	115	323
Net unrealized appreciation
(depreciation) of investments	(3,068)	(110)	(1,023)	(532)	(1,301)
Net increase (decrease) in net assets
resulting from operations	(2,187)	(69)	(842)	(412)	(986)
Changes from principal transactions:
Total unit transactions	(2,463)	(142)	(143)	81	82
Increase (decrease) in net assets
derived from principal transactions	(2,463)	(142)	(143)	81	82
Total increase (decrease) in net assets	(4,650)	(211)	(985)	(331)	(904)
Net assets at December 31, 2022	$28,861	$886	$2,027	$1,917	$3,708

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
(In thousands)

	Voya Small Company Portfolio - Class I	Voya U.S. Bond Index Portfolio - Class I	Voya MidCap Opportunities Portfolio - Class I	Voya MidCap Opportunities Portfolio - Class S	Voya SmallCap Opportunities Portfolio - Class I
Net assets at January 1, 2021	$19,054	$2,412	$20,453	$4,151	$2,047

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(201)	25	(229)	(55)	(12)
Total realized gain (loss) on investments
and capital gains distributions	87	26	3,458	1,005	200
Net unrealized appreciation
(depreciation) of investments	2,591	(110)	(1,043)	(491)	(105)
Net increase (decrease) in net assets
resulting from operations	2,477	(59)	2,186	459	83
Changes from principal transactions:
Total unit transactions	(2,808)	(700)	(1,595)	(342)	88
Increase (decrease) in net assets
derived from principal transactions	(2,808)	(700)	(1,595)	(342)	88
Total increase (decrease) in net assets	(331)	(759)	591	117	171
Net assets at December 31, 2021	18,723	1,653	21,044	4,268	2,218

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(178)	22	(170)	(36)	(9)
Total realized gain (loss) on investments
and capital gains distributions	3,575	(31)	7,909	1,017	264
Net unrealized appreciation
(depreciation) of investments	(6,592)	(219)	(13,103)	(2,033)	(771)
Net increase (decrease) in net assets
resulting from operations	(3,195)	(228)	(5,364)	(1,052)	(516)
Changes from principal transactions:
Total unit transactions	(1,662)	59	(1,379)	(660)	(57)
Increase (decrease) in net assets
derived from principal transactions	(1,662)	59	(1,379)	(660)	(57)
Total increase (decrease) in net assets	(4,857)	(169)	(6,743)	(1,712)	(573)
Net assets at December 31, 2022	$13,866	$1,484	$14,301	$2,556	$1,645

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
(In thousands)

	Voya SmallCap Opportunities Portfolio - Class S	Wanger Acorn	Wanger International	Wanger Select
Net assets at January 1, 2021	$2,601	$2,524	$1,775	$1,563

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(31)	5	(1)	(6)
Total realized gain (loss) on investments
and capital gains distributions	367	112	76	178
Net unrealized appreciation
(depreciation) of investments	(255)	93	240	(90)
Net increase (decrease) in net assets
resulting from operations	81	210	315	82
Changes from principal transactions:
Total unit transactions	(565)	(211)	(17)	107
Increase (decrease) in net assets
derived from principal transactions	(565)	(211)	(17)	107
Total increase (decrease) in net assets	(484)	(1)	298	189
Net assets at December 31, 2021	2,117	2,523	2,073	1,752

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(20)	(9)	5	(4)
Total realized gain (loss) on investments
and capital gains distributions	280	223	158	573
Net unrealized appreciation
(depreciation) of investments	(757)	(1,064)	(860)	(1,183)
Net increase (decrease) in net assets
resulting from operations	(497)	(850)	(697)	(614)
Changes from principal transactions:
Total unit transactions	(143)	(446)	(94)	(6)
Increase (decrease) in net assets
derived from principal transactions	(143)	(446)	(94)	(6)
Total increase (decrease) in net assets	(640)	(1,296)	(791)	(620)
Net assets at December 31, 2022	$1,477	$1,227	$1,282	$1,132
The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

1. ORGANIZATION
Variable Annuity Account B of Voya Retirement Insurance and Annuity Company (the "Account") was established by Voya Retirement Insurance and Annuity Company ("VRIAC" or the "Company") to support the operations of variable annuity contracts ("Contracts"). The Company is an indirect, wholly owned subsidiary of Voya Financial, Inc. ("Voya Financial"), a holding company domiciled in the State of Delaware.

Prior to May 2013, Voya Financial, which together with its subsidiaries, including the Company, was an indirect, wholly-owned subsidiary of ING Groep N.V. ("ING"), a global financial services holding company based in the Netherlands. In May 2013, Voya Financial completed its initial public offering of common stock, including the issuance and sale of common stock by Voya Financial and the sale of shares of common stock owned indirectly by ING. Between October 2013 and March 2015, ING completed the sale of its remaining shares of common stock of Voya Financial in a series of registered public offerings.

The Account is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Account is exclusively for use with Contracts that may be entitled to tax-deferred treatment under specific sections of the Internal Revenue Code of 1986, as amended. VRIAC provides for variable accumulation and benefits under the Contracts by crediting annuity considerations to one or more divisions within the Account or the fixed account (an investment option in the Company’s general account), as directed by the contract owners. The portion of the Account’s assets applicable to Contracts will not be charged with liabilities arising out of any other business VRIAC may conduct, but obligations of the Account, including the promise to make benefit payments, are obligations of VRIAC. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of VRIAC.

At December 31, 2022, the Account had 102 investment divisions (the "Divisions"), 29 of which invest in independently managed mutual funds and 73 of which invest in mutual funds managed by an affiliate, Voya Investments, LLC ("VIL"). The assets in each Division are invested in shares of a designated fund ("Fund") of various investment trusts (the "Trusts").

The Divisions with asset balances at December 31, 2022 and related Trusts are as follows:

AIM Variable Insurance Funds:	Franklin Templeton Variable Insurance Products Trust:
Invesco V.I. American Franchise Fund - Series I	Franklin Small Cap Value VIP Fund - Class 2
Invesco V.I. Core Equity Fund - Series I	Lord Abbett Series Fund, Inc.:
Invesco V.I. Discovery Mid Cap Growth Fund - Series I	Lord Abbett Series Fund Mid Cap Stock Portfolio - Class VC
Invesco V.I. Global Fund - Series I	PIMCO Variable Insurance Trust:
Invesco V.I. Main Street Fund - Series I	PIMCO VIT Real Return Portfolio - Administrative Class
Invesco V.I. Main Street Small Cap Fund - Series I	Pioneer Variable Contracts Trust:
American Funds Insurance Series:	Pioneer High Yield VCT Portfolio - Class I
American Funds Insurance Series® Growth Fund - Class 2	Voya Balanced Portfolio, Inc.:
American Funds Insurance Series® Growth-Income Fund - Class 2	Voya Balanced Portfolio - Class I
American Funds Insurance Series® International Fund - Class 2	Voya Government Money Market Portfolio:
Calvert Variable Series, Inc.:	Voya Government Money Market Portfolio - Class I
Calvert VP SRI Balanced Portfolio	Voya Government Money Market Portfolio - Class S
Federated Hermes Insurance Series:	Voya Intermediate Bond Portfolio:
Federated Hermes Fund for U.S. Government Securities II - Primary Shares	Voya Intermediate Bond Portfolio - Class I
Federated Hermes Government Money Fund II - Service Shares	Voya Investors Trust:
Federated Hermes High Income Bond Fund II - Primary Shares	Voya Balanced Income Portfolio - Service Class
Federated Hermes Kaufmann Fund II - Primary Shares	Voya Global Perspectives® Portfolio - Class A
Federated Hermes Managed Volatility Fund II - Primary Shares	Voya Global Perspectives® Portfolio - Class I
Fidelity Variable Insurance Products Fund:	Voya High Yield Portfolio - Institutional Class
Fidelity® VIP Equity-Income Portfolio - Initial Class	Voya Large Cap Growth Portfolio - Institutional Class
Fidelity® VIP Growth Portfolio - Initial Class	Voya Large Cap Value Portfolio - Institutional Class
Fidelity® VIP High Income Portfolio - Initial Class	Voya Large Cap Value Portfolio - Service Class
Fidelity® VIP Overseas Portfolio - Initial Class	Voya Retirement Conservative Portfolio - Adviser Class
Fidelity Variable Insurance Products Fund II:	Voya Retirement Growth Portfolio - Adviser Class
Fidelity® VIP Contrafund® Portfolio - Initial Class	Voya Retirement Moderate Growth Portfolio - Adviser Class
Fidelity® VIP Index 500 Portfolio - Initial Class	Voya Retirement Moderate Portfolio - Adviser Class
Fidelity Variable Insurance Products Fund V:	Voya U.S. Stock Index Portfolio - Service Class
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	VY® BlackRock Inflation Protected Bond Portfolio - Institutional Class

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

VY® BlackRock Inflation Protected Bond Portfolio - Service Class	Voya Strategic Allocation Growth Portfolio - Class I
VY® CBRE Global Real Estate Portfolio - Institutional Class	Voya Strategic Allocation Moderate Portfolio - Class I
VY® CBRE Global Real Estate Portfolio - Service Class	Voya Variable Funds:
VY® CBRE Real Estate Portfolio - Service Class	Voya Growth and Income Portfolio - Class A
VY® Invesco Growth and Income Portfolio - Service Class	Voya Growth and Income Portfolio - Class I
VY® JPMorgan Emerging Markets Equity Portfolio - Institutional Class	Voya Variable Portfolios, Inc.:
VY® JPMorgan Emerging Markets Equity Portfolio - Service Class	Voya Emerging Markets Index Portfolio - Class I
VY® JPMorgan Small Cap Core Equity Portfolio - Service Class	Voya Global High Dividend Low Volatility Portfolio - Class I
VY® T. Rowe Price Capital Appreciation Portfolio - Service Class	Voya Global High Dividend Low Volatility Portfolio - Class S
VY® T. Rowe Price Equity Income Portfolio - Service Class	Voya Index Plus LargeCap Portfolio - Class I
Voya Partners, Inc.:	Voya Index Plus MidCap Portfolio - Class I
Voya Global Bond Portfolio - Initial Class	Voya Index Plus SmallCap Portfolio - Class I
Voya Global Bond Portfolio - Service Class	Voya International Index Portfolio - Class I
Voya International High Dividend Low Volatility Portfolio - Initial Class	Voya International Index Portfolio - Class S
Voya Solution 2025 Portfolio - Service Class	Voya Russell™ Large Cap Growth Index Portfolio - Class I
Voya Solution 2035 Portfolio - Service Class	Voya Russell™ Large Cap Index Portfolio - Class I
Voya Solution 2045 Portfolio - Service Class	Voya Russell™ Large Cap Value Index Portfolio - Class I
Voya Solution 2055 Portfolio - Service Class	Voya Russell™ Large Cap Value Index Portfolio - Class S
Voya Solution 2065 Portfolio - Service Class	Voya Russell™ Mid Cap Growth Index Portfolio - Class S
Voya Solution Income Portfolio - Service Class	Voya Russell™ Mid Cap Index Portfolio - Class I
Voya Solution Moderately Aggressive Portfolio - Service Class	Voya Russell™ Small Cap Index Portfolio - Class I
VY® American Century Small-Mid Cap Value Portfolio - Service Class	Voya Small Company Portfolio - Class I
VY® Baron Growth Portfolio - Service Class	Voya U.S. Bond Index Portfolio - Class I
VY® Columbia Contrarian Core Portfolio - Service Class	Voya Variable Products Trust:
VY® Columbia Small Cap Value II Portfolio - Service Class	Voya MidCap Opportunities Portfolio - Class I
VY® Invesco Comstock Portfolio - Service Class	Voya MidCap Opportunities Portfolio - Class S
VY® Invesco Equity and Income Portfolio - Initial Class	Voya SmallCap Opportunities Portfolio - Class I
VY® Invesco Global Portfolio - Initial Class	Voya SmallCap Opportunities Portfolio - Class S
VY® JPMorgan Mid Cap Value Portfolio - Service Class	Wanger Advisors Trust:
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class	Wanger Acorn
VY® T. Rowe Price Growth Equity Portfolio - Initial Class	Wanger International
Voya Strategic Allocation Portfolios, Inc.:	Wanger Select
Voya Strategic Allocation Conservative Portfolio - Class I

The names of certain Divisions were changed during 2022. The following is a summary of current and former names for those Divisions:

Current Name	Former Name
Voya Investors Trust:	Voya Investors Trust:
VY® CBRE Global Real Estate Portfolio - Institutional Class	VY® Clarion Global Real Estate Portfolio - Institutional Class
VY® CBRE Global Real Estate Portfolio - Service Class	VY® Clarion Global Real Estate Portfolio - Service Class
VY® CBRE Real Estate Portfolio - Service Class	VY® Clarion Real Estate Portfolio - Service Class
Wanger Advisors Trust:	Wanger Advisors Trust:
Wanger Acorn	Wanger USA

During 2022, the following Division was closed to contract owners.

Janus Aspen Series:	Voya Investors Trust:
Janus Henderson Balanced Portfolio - Institutional Shares	VY® T. Rowe Price International Stock Portfolio - Service Class

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies of the Account:

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Investments

Investments are made in shares of a Division and are recorded at fair value, determined by the net asset value per share of the respective Division. Investment transactions in each Division are recorded on the trade date. Distributions of net investment income and capital gains from each Division are recognized on the ex-distribution date. Realized gains and losses on redemptions of the shares of the Division are determined on a first-in, first-out basis. The difference between cost and current fair value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.
Federal Income Taxes

Operations of the Account form a part of, and are taxed with, the total operations of VRIAC, which is taxed as a life insurance company under the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to contract owners. Accordingly, earnings and realized capital gains of the Account attributable to the contract owners are excluded in the determination of the federal income tax liability of VRIAC, and no charge is being made to the Account for federal income taxes for these amounts. The Company will review this tax accounting in the event of changes in the tax law. Such changes in the law may result in a charge for federal income taxes. Uncertain tax positions are assessed at the parent level on a consolidated basis, including taxes of the operations of the Separate Account.

Contract Owner Reserves

The annuity reserves of the Account are represented by net assets on the Statements of Assets and Liabilities and are equal to the aggregate account values of the contract owners invested in the Account Divisions. Net assets allocated to contracts in the payout period are computed according to the industry standard mortality tables. The assumed investment return is elected by the annuitant and may vary from 3.5% to 7.0%. The mortality risk is fully borne by the Company. To the extent that benefits to be paid to the contract owners exceed their account values, VRIAC will contribute additional funds to the benefit proceeds. Conversely, if amounts allocated exceed amounts required, transfers may be made to VRIAC. Prior to the annuitization date, the Contracts are redeemable for the net cash surrender value of the Contracts.

Changes from Principal Transactions

Included in Changes from principal transactions on the Statements of Changes in Net Assets are items which relate to contract owner activity, including deposits, surrenders and withdrawals, death benefits, and contract charges. Also included are transfers between the fixed account and the Divisions, transfers between Divisions, and transfers to (from) VRIAC related to gains and losses resulting from actual mortality experience (the full responsibility for which is assumed by VRIAC).

Subsequent Events

The Company has evaluated all events through the date the financial statements were issued to determine whether any event required either recognition or disclosure in the financial statements. The Company is not aware of any subsequent events that would have a material effect on the financial statements of the Account.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

3. FINANCIAL INSTRUMENTS

The Account invests assets in shares of open-end mutual funds, which process orders to purchase and redeem shares on a daily basis at the fund's next computed net asset values ("NAV"). The fair value of the Account’s assets is based on the NAVs of mutual funds, which are obtained from the transfer agents or fund companies and reflect the fair values of the mutual fund investments. The NAV is calculated daily upon close of the New York Stock Exchange and is based on the fair values of the underlying securities.

The Account’s assets are recorded at fair value on the Statements of Assets and Liabilities and are categorized as Level 1 as of December 31, 2022 based on the priority of the inputs to the valuation technique below. There were no transfers among the levels for the year ended December 31, 2022. The Account had no liabilities as of December 31, 2022.

The Account categorizes its financial instruments into a three-level hierarchy based on the priority of inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

•Level 1 - Unadjusted quoted prices for identical assets or liabilities in an active market. The Account defines an active market as a market in which transactions take place with sufficient frequency and volume to provide pricing information on an ongoing basis.
•Level 2 - Quoted prices in markets that are not active or valuation techniques that require inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:
a.Quoted prices for similar assets or liabilities in active markets;
b.Quoted prices for identical or similar assets or liabilities in non-active markets;
c.Inputs other than quoted market prices that are observable; and
d.Inputs that are derived principally from or corroborated by observable market data through correlation or other means.
•Level 3 - Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These valuations, whether derived internally or obtained from a third party, use critical assumptions that are not widely available to estimate market participant expectations in valuing the asset or liability.

4. CHARGES AND FEES

Under the terms of the Contracts, certain charges and fees are incurred by the Contracts to cover VRIAC’s expenses in connection with the issuance and administration of the Contracts. Following is a summary of these charges and fees:

Mortality and Expense Risk Charges

VRIAC assumes mortality and expense risks related to the operations of the Account and, in accordance with the terms of the Contracts, deducts a daily charge from the assets of the Account. Daily charges are deducted at annual rates of up to 1.50% of the average daily net asset value of each Division of the Account to cover these risks, as specified in the Contracts. These charges are assessed through a reduction in unit values.

Asset-Based Administrative Charges

A charge to cover administrative expenses of the Account is deducted at annual rates of up to 0.25% of the assets attributable to the Contracts. These charges are assessed through a reduction in unit values.

Contract Maintenance Charges

An annual Contract maintenance fee of up to $80 may be deducted from the accumulation value of Contracts to cover ongoing administrative expenses, as specified in the Contract. These charges are assessed through the redemption of units.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

Contingent Deferred Sales Charges

For certain Contracts, a contingent deferred sales charge ("Surrender Charge") is imposed as a percentage that ranges up to 7.00% of each premium payment if the Contract is surrendered or an excess partial withdrawal is taken, as specified in the Contract. These charges are assessed through the redemption of units.

Other Contract Charges

Certain Contracts contain optional riders that are available for an additional charge, such as minimum guaranteed withdraw benefits. The amounts charged for these optional benefits vary based on a number of factors and are defined in the Contracts. These charges are assessed through the redemption of units.

Under the Fixed/Variable Premium Immediate Annuity contract, an additional annual charge of 1.00% of the average daily net asset value is deducted daily from the accumulation values for contract owners who select the Guaranteed Minimum Income feature. For Deferred Variable Annuity contracts an annual charge of up to 0.50% of the average daily net asset value is deducted daily from the accumulation values for contract owners who select the Premium Bonus Option feature. These charges are assessed through a reduction in unit values.

Fees Waived by VRIAC

Certain charges and fees for various types of Contracts may be waived by VRIAC. VRIAC reserves the right to discontinue these waivers at its discretion or to conform with changes in the law.

5. RELATED PARTY TRANSACTIONS

Management fees were paid to VIL, an affiliate of the Company, in its capacity as investment adviser to Voya Balanced Portfolio, Inc., Voya Government Money Market Portfolio, Voya Intermediate Bond Portfolio, Voya Investors Trust, Voya Partners, Inc., Voya Strategic Allocation Portfolios, Inc., Voya Variable Funds, Voya Variable Portfolios, Inc., and Voya Variable Products Trust. The Trusts’ advisory agreements provide for fees at annual rates ranging from 0.19% to 1.25% of the average net assets of each respective Fund.

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

The aggregate cost of purchases and proceeds from sales of investments for the year ended December 31, 2022 follow:

	Purchases	Sales
	(In thousands)
AIM Variable Insurance Funds:
Invesco V.I. American Franchise Fund - Series I	$338	$184
Invesco V.I. Core Equity Fund - Series I	353	543
Invesco V.I. Discovery Mid Cap Growth Fund - Series I	32	10
Invesco V.I. Global Fund - Series I	—	4
Invesco V.I. Main Street Fund - Series I	99	36
Invesco V.I. Main Street Small Cap Fund - Series I	91	17
American Funds Insurance Series:
American Funds Insurance Series® Growth Fund - Class 2	684	146
American Funds Insurance Series® Growth-Income Fund - Class 2	209	25
American Funds Insurance Series® International Fund - Class 2	111	15
Calvert Variable Series, Inc.:
Calvert VP SRI Balanced Portfolio	793	366
Federated Hermes Insurance Series:
Federated Hermes Fund for U.S. Government Securities II - Primary Shares	2	12
Federated Hermes Government Money Fund II - Service Shares	77	137
Federated Hermes High Income Bond Fund II - Primary Shares	109	117
Federated Hermes Kaufmann Fund II - Primary Shares	106	107
Federated Hermes Managed Volatility Fund II - Primary Shares	532	618
Fidelity Variable Insurance Products Fund:
Fidelity® VIP Equity-Income Portfolio - Initial Class	1,189	714
Fidelity® VIP Growth Portfolio - Initial Class	3,262	2,795
Fidelity® VIP High Income Portfolio - Initial Class	210	216
Fidelity® VIP Overseas Portfolio - Initial Class	213	184
Fidelity Variable Insurance Products Fund II:
Fidelity® VIP Contrafund® Portfolio - Initial Class	2,208	5,005
Fidelity® VIP Index 500 Portfolio - Initial Class	640	1,705
Fidelity Variable Insurance Products Fund V:
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	25	19
Franklin Templeton Variable Insurance Products Trust:
Franklin Small Cap Value VIP Fund - Class 2	466	320
Janus Aspen Series:
Janus Henderson Balanced Portfolio - Institutional Shares	1	13
Lord Abbett Series Fund, Inc.:
Lord Abbett Series Fund Mid Cap Stock Portfolio - Class VC	122	96
PIMCO Variable Insurance Trust:
PIMCO VIT Real Return Portfolio - Administrative Class	388	496
Pioneer Variable Contracts Trust:
Pioneer High Yield VCT Portfolio - Class I	112	110
Voya Balanced Portfolio, Inc.:
Voya Balanced Portfolio - Class I	5,924	5,791
Voya Government Money Market Portfolio:
Voya Government Money Market Portfolio - Class I	8,672	9,816
Voya Government Money Market Portfolio - Class S	—	10
Voya Intermediate Bond Portfolio:
Voya Intermediate Bond Portfolio - Class I	2,712	8,512
Voya Investors Trust:
Voya Balanced Income Portfolio - Service Class	312	439
Voya Global Perspectives® Portfolio - Class A	47	10
Voya Global Perspectives® Portfolio - Class I	173	49
Voya High Yield Portfolio - Institutional Class	896	1,393

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Purchases	Sales
	(In thousands)
Voya Large Cap Growth Portfolio - Institutional Class	$38,682	$13,392
Voya Large Cap Value Portfolio - Institutional Class	4,579	797
Voya Large Cap Value Portfolio - Service Class	1,955	282
Voya Retirement Conservative Portfolio - Adviser Class	840	463
Voya Retirement Growth Portfolio - Adviser Class	351	371
Voya Retirement Moderate Growth Portfolio - Adviser Class	385	898
Voya Retirement Moderate Portfolio - Adviser Class	295	212
Voya U.S. Stock Index Portfolio - Service Class	499	104
VY® BlackRock Inflation Protected Bond Portfolio - Institutional Class	10	8
VY® BlackRock Inflation Protected Bond Portfolio - Service Class	1,143	377
VY® CBRE Global Real Estate Portfolio - Institutional Class	259	147
VY® CBRE Global Real Estate Portfolio - Service Class	80	55
VY® CBRE Real Estate Portfolio - Service Class	935	679
VY® Invesco Growth and Income Portfolio - Service Class	361	137
VY® JPMorgan Emerging Markets Equity Portfolio - Institutional Class	357	357
VY® JPMorgan Emerging Markets Equity Portfolio - Service Class	2,646	852
VY® JPMorgan Small Cap Core Equity Portfolio - Service Class	620	671
VY® T. Rowe Price Capital Appreciation Portfolio - Service Class	11,983	5,440
VY® T. Rowe Price Equity Income Portfolio - Service Class	621	450
VY® T. Rowe Price International Stock Portfolio - Service Class	361	2,057
Voya Partners, Inc.:
Voya Global Bond Portfolio - Initial Class	541	1,477
Voya Global Bond Portfolio - Service Class	1	2
Voya International High Dividend Low Volatility Portfolio - Initial Class	766	813
Voya Solution 2025 Portfolio - Service Class	1,110	1,086
Voya Solution 2035 Portfolio - Service Class	2,530	525
Voya Solution 2045 Portfolio - Service Class	3,433	449
Voya Solution 2055 Portfolio - Service Class	231	10
Voya Solution 2065 Portfolio - Service Class	65	8
Voya Solution Income Portfolio - Service Class	522	186
Voya Solution Moderately Aggressive Portfolio - Service Class	32	66
VY® American Century Small-Mid Cap Value Portfolio - Service Class	840	277
VY® Baron Growth Portfolio - Service Class	880	794
VY® Columbia Contrarian Core Portfolio - Service Class	181	174
VY® Columbia Small Cap Value II Portfolio - Service Class	611	200
VY® Invesco Comstock Portfolio - Service Class	599	162
VY® Invesco Equity and Income Portfolio - Initial Class	8,170	5,652
VY® Invesco Global Portfolio - Initial Class	8,307	5,238
VY® JPMorgan Mid Cap Value Portfolio - Service Class	691	402
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class	10,337	5,321
VY® T. Rowe Price Growth Equity Portfolio - Initial Class	3,025	3,506
Voya Strategic Allocation Portfolios, Inc.:
Voya Strategic Allocation Conservative Portfolio - Class I	710	979
Voya Strategic Allocation Growth Portfolio - Class I	1,160	526
Voya Strategic Allocation Moderate Portfolio - Class I	956	1,046
Voya Variable Funds:
Voya Growth and Income Portfolio - Class A	218	246
Voya Growth and Income Portfolio - Class I	38,065	27,276
Voya Variable Portfolios, Inc.:
Voya Emerging Markets Index Portfolio - Class I	81	51
Voya Global High Dividend Low Volatility Portfolio - Class I	361	279
Voya Global High Dividend Low Volatility Portfolio - Class S	139	185
Voya Index Plus LargeCap Portfolio - Class I	17,448	9,366
Voya Index Plus MidCap Portfolio - Class I	1,243	431
Voya Index Plus SmallCap Portfolio - Class I	515	372

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Purchases	Sales
	(In thousands)
Voya International Index Portfolio - Class I	$2,223	$1,401
Voya International Index Portfolio - Class S	2	24
Voya Russell™ Large Cap Growth Index Portfolio - Class I	6,414	6,684
Voya Russell™ Large Cap Index Portfolio - Class I	2,289	3,354
Voya Russell™ Large Cap Value Index Portfolio - Class I	1,160	3,587
Voya Russell™ Large Cap Value Index Portfolio - Class S	11	155
Voya Russell™ Mid Cap Growth Index Portfolio - Class S	474	408
Voya Russell™ Mid Cap Index Portfolio - Class I	387	150
Voya Russell™ Small Cap Index Portfolio - Class I	841	442
Voya Small Company Portfolio - Class I	4,144	1,995
Voya U.S. Bond Index Portfolio - Class I	272	192
Voya Variable Products Trust:
Voya MidCap Opportunities Portfolio - Class I	10,326	1,905
Voya MidCap Opportunities Portfolio - Class S	2,088	755
Voya SmallCap Opportunities Portfolio - Class I	444	165
Voya SmallCap Opportunities Portfolio - Class S	518	337
Wanger Advisors Trust:
Wanger Acorn	701	514
Wanger International	384	218
Wanger Select	633	32

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

7. CHANGES IN UNITS
The changes in units outstanding were as follows:

	Year Ended December 31,
	2022			2021
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
AIM Variable Insurance Funds:
Invesco V.I. American Franchise Fund - Series I	978	1,714	(736)	19,029	19,410	(381)
Invesco V.I. Core Equity Fund - Series I	5,400	17,855	(12,455)	51,054	53,788	(2,734)
Invesco V.I. Discovery Mid Cap Growth Fund - Series I	3	234	(231)	105,630	106,697	(1,067)
Invesco V.I. Global Fund - Series I	—	190	(190)	—	—	—
Invesco V.I. Main Street Fund - Series I	—	897	(897)	81,509	82,350	(841)
Invesco V.I. Main Street Small Cap Fund - Series I	1,162	405	757	1,565	4,270	(2,705)
American Funds Insurance Series:
American Funds Insurance Series® Growth Fund - Class 2	12,464	4,291	8,173	9,463	6,307	3,156
American Funds Insurance Series® Growth-Income Fund - Class 2	2,788	454	2,334	2,408	254	2,154
American Funds Insurance Series® International Fund - Class 2	4,252	710	3,542	1,371	5,763	(4,392)
Calvert Variable Series, Inc.:
Calvert VP SRI Balanced Portfolio	12,682	3,589	9,093	9,516	20,447	(10,931)
Federated Hermes Insurance Series:
Federated Hermes Fund for U.S. Government Securities II - Primary Shares	6	588	(582)	17	924	(907)
Federated Hermes Government Money Fund II - Service Shares	6,281	11,342	(5,061)	2,885	10,026	(7,141)
Federated Hermes High Income Bond Fund II - Primary Shares	3,964	3,578	386	13,798	11,843	1,955
Federated Hermes Kaufmann Fund II - Primary Shares	153	2,880	(2,727)	24	4,647	(4,623)
Federated Hermes Managed Volatility Fund II - Primary Shares	51	17,837	(17,786)	12,787	19,055	(6,268)
Fidelity Variable Insurance Products Fund:
Fidelity® VIP Equity-Income Portfolio - Initial Class	22,442	18,223	4,219	24,283	40,954	(16,671)
Fidelity® VIP Growth Portfolio - Initial Class	24,931	43,052	(18,121)	25,110	115,064	(89,954)
Fidelity® VIP High Income Portfolio - Initial Class	11,661	12,277	(616)	155,113	154,204	909
Fidelity® VIP Overseas Portfolio - Initial Class	10,623	10,815	(192)	11,746	61,111	(49,365)
Fidelity Variable Insurance Products Fund II:
Fidelity® VIP Contrafund® Portfolio - Initial Class	23,284	99,267	(75,983)	19,079	145,153	(126,074)
Fidelity® VIP Index 500 Portfolio - Initial Class	2,846	18,020	(15,174)	3,650	27,160	(23,510)
Fidelity Variable Insurance Products Fund V:
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	—	569	(569)	—	1,374	(1,374)
Franklin Templeton Variable Insurance Products Trust:
Franklin Small Cap Value VIP Fund - Class 2	2,159	7,992	(5,833)	12,138	15,716	(3,578)
Janus Aspen Series:
Janus Henderson Balanced Portfolio - Institutional Shares	—	473	(473)	—	—	—
Lord Abbett Series Fund, Inc.:
Lord Abbett Series Fund Mid Cap Stock Portfolio - Class VC	1,469	3,030	(1,561)	3,938	10,896	(6,958)
PIMCO Variable Insurance Trust:
PIMCO VIT Real Return Portfolio - Administrative Class	13,094	29,794	(16,700)	75,171	33,635	41,536
Pioneer Variable Contracts Trust:
Pioneer High Yield VCT Portfolio - Class I	3,417	5,223	(1,806)	17,137	1,833	15,304
Voya Balanced Portfolio, Inc.:
Voya Balanced Portfolio - Class I	16,745	113,774	(97,029)	3,693,221	3,798,975	(105,754)
Voya Government Money Market Portfolio:
Voya Government Money Market Portfolio - Class I	748,542	820,469	(71,927)	3,460,148	3,863,432	(403,284)
Voya Government Money Market Portfolio - Class S	—	1,064	(1,064)	791	80	711
Voya Intermediate Bond Portfolio:
Voya Intermediate Bond Portfolio - Class I	70,431	369,398	(298,967)	1,938,875	2,323,237	(384,362)
Voya Investors Trust:
Voya Balanced Income Portfolio - Service Class	1,527	23,562	(22,035)	36,211	83,670	(47,459)
Voya Global Perspectives® Portfolio - Class A	1,939	608	1,331	4,423	5,093	(670)

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Year Ended December 31,
	2022			2021
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Voya Global Perspectives® Portfolio - Class I	6,277	3,510	2,767	12,415	1,408	11,007
Voya High Yield Portfolio - Institutional Class	32,246	126,537	(94,291)	947,454	1,112,879	(165,425)
Voya Large Cap Growth Portfolio - Institutional Class	22,310	239,908	(217,598)	1,284,923	1,561,040	(276,117)
Voya Large Cap Value Portfolio - Institutional Class	29,157	32,881	(3,724)	17,835	56,322	(38,487)
Voya Large Cap Value Portfolio - Service Class	18,532	9,562	8,970	17,195	22,764	(5,569)
Voya Retirement Conservative Portfolio - Adviser Class	31,008	31,485	(477)	19,936	32,555	(12,619)
Voya Retirement Growth Portfolio - Adviser Class	1,064	16,627	(15,563)	20,675	24,586	(3,911)
Voya Retirement Moderate Growth Portfolio - Adviser Class	3,358	44,496	(41,138)	8,941	16,742	(7,801)
Voya Retirement Moderate Portfolio - Adviser Class	—	11,633	(11,633)	24,340	22,521	1,819
Voya U.S. Stock Index Portfolio - Service Class	32,380	7,043	25,337	5,208	12,360	(7,152)
VY® BlackRock Inflation Protected Bond Portfolio - Institutional Class	237	574	(337)	1,101	401	700
VY® BlackRock Inflation Protected Bond Portfolio - Service Class	92,142	31,671	60,471	101,277	97,128	4,149
VY® CBRE Global Real Estate Portfolio - Institutional Class	8,391	9,515	(1,124)	7,496	6,010	1,486
VY® CBRE Global Real Estate Portfolio - Service Class	2,387	2,708	(321)	3,901	6,583	(2,682)
VY® CBRE Real Estate Portfolio - Service Class	9,409	22,431	(13,022)	12,413	4,855	7,558
VY® Invesco Growth and Income Portfolio - Service Class	5,746	4,211	1,535	16,770	9,568	7,202
VY® JPMorgan Emerging Markets Equity Portfolio - Institutional Class	455	16,724	(16,269)	3,616	12,368	(8,752)
VY® JPMorgan Emerging Markets Equity Portfolio - Service Class	19,248	48,042	(28,794)	74,164	78,953	(4,789)
VY® JPMorgan Small Cap Core Equity Portfolio - Service Class	7,863	17,953	(10,090)	7,636	8,675	(1,039)
VY® T. Rowe Price Capital Appreciation Portfolio - Service Class	142,392	156,069	(13,677)	157,734	159,041	(1,307)
VY® T. Rowe Price Equity Income Portfolio - Service Class	8,135	13,278	(5,143)	9,746	14,032	(4,286)
VY® T. Rowe Price International Stock Portfolio - Service Class	1,827	123,128	(121,301)	16,942	23,414	(6,472)
Voya Partners, Inc.:
Voya Global Bond Portfolio - Initial Class	23,053	101,778	(78,725)	807,336	943,202	(135,866)
Voya Global Bond Portfolio - Service Class	8	98	(90)	10,335	10,440	(105)
Voya International High Dividend Low Volatility Portfolio - Initial Class	43,262	66,279	(23,017)	872,459	934,954	(62,495)
Voya Solution 2025 Portfolio - Service Class	6,742	55,135	(48,393)	43,248	94,573	(51,325)
Voya Solution 2035 Portfolio - Service Class	29,049	24,728	4,321	34,601	61,657	(27,056)
Voya Solution 2045 Portfolio - Service Class	59,176	14,714	44,462	39,830	14,560	25,270
Voya Solution 2055 Portfolio - Service Class	7,842	349	7,493	9,470	484	8,986
Voya Solution 2065 Portfolio - Service Class	5,380	695	4,685	2,334	1,366	968
Voya Solution Income Portfolio - Service Class	13,567	10,094	3,473	46,801	39,180	7,621
Voya Solution Moderately Aggressive Portfolio - Service Class	—	4,175	(4,175)	—	126	(126)
VY® American Century Small-Mid Cap Value Portfolio - Service Class	7,831	6,340	1,491	15,774	27,025	(11,251)
VY® Baron Growth Portfolio - Service Class	7,895	15,159	(7,264)	11,136	8,882	2,254
VY® Columbia Contrarian Core Portfolio - Service Class	1,220	4,542	(3,322)	2,249	4,667	(2,418)
VY® Columbia Small Cap Value II Portfolio - Service Class	17,774	7,614	10,160	23,526	16,144	7,382
VY® Invesco Comstock Portfolio - Service Class	16,982	4,895	12,087	7,754	1,830	5,924
VY® Invesco Equity and Income Portfolio - Initial Class	59,125	202,180	(143,055)	69,620	254,088	(184,468)
VY® Invesco Global Portfolio - Initial Class	42,188	167,120	(124,932)	803,615	1,013,797	(210,182)
VY® JPMorgan Mid Cap Value Portfolio - Service Class	5,471	10,265	(4,794)	11,727	24,947	(13,220)
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class	19,509	111,694	(92,185)	27,746	102,797	(75,051)
VY® T. Rowe Price Growth Equity Portfolio - Initial Class	10,853	55,849	(44,996)	421,690	449,119	(27,429)
Voya Strategic Allocation Portfolios, Inc.:
Voya Strategic Allocation Conservative Portfolio - Class I	8,631	32,715	(24,084)	806,662	808,128	(1,466)
Voya Strategic Allocation Growth Portfolio - Class I	11,050	16,980	(5,930)	831,269	851,104	(19,835)
Voya Strategic Allocation Moderate Portfolio - Class I	3,466	30,415	(26,949)	670,746	722,942	(52,196)
Voya Variable Funds:
Voya Growth and Income Portfolio - Class A	—	7,008	(7,008)	637,037	643,719	(6,682)
Voya Growth and Income Portfolio - Class I	65,016	378,118	(313,102)	4,344,605	4,713,515	(368,910)
Voya Variable Portfolios, Inc.:
Voya Emerging Markets Index Portfolio - Class I	5,687	3,949	1,738	9,209	6,531	2,678

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

	Year Ended December 31,
	2022			2021
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Voya Global High Dividend Low Volatility Portfolio - Class I	20,071	20,128	(57)	10,909	7,820	3,089
Voya Global High Dividend Low Volatility Portfolio - Class S	6,314	12,657	(6,343)	7,948	13,873	(5,925)
Voya Index Plus LargeCap Portfolio - Class I	18,433	194,215	(175,782)	5,423,029	5,631,626	(208,597)
Voya Index Plus MidCap Portfolio - Class I	4,398	12,578	(8,180)	19,689	43,725	(24,036)
Voya Index Plus SmallCap Portfolio - Class I	3,610	11,224	(7,614)	18,137	34,555	(16,418)
Voya International Index Portfolio - Class I	137,862	79,153	58,709	645,864	672,557	(26,693)
Voya International Index Portfolio - Class S	—	1,326	(1,326)	—	122	(122)
Voya Russell™ Large Cap Growth Index Portfolio - Class I	18,324	97,626	(79,302)	883,496	993,830	(110,334)
Voya Russell™ Large Cap Index Portfolio - Class I	35,886	76,709	(40,823)	779,495	822,869	(43,374)
Voya Russell™ Large Cap Value Index Portfolio - Class I	37,694	149,226	(111,532)	62,965	182,855	(119,890)
Voya Russell™ Large Cap Value Index Portfolio - Class S	—	3,861	(3,861)	—	822	(822)
Voya Russell™ Mid Cap Growth Index Portfolio - Class S	13,722	20,937	(7,215)	17,719	23,521	(5,802)
Voya Russell™ Mid Cap Index Portfolio - Class I	6,748	4,768	1,980	9,409	10,773	(1,364)
Voya Russell™ Small Cap Index Portfolio - Class I	23,089	31,715	(8,626)	35,169	61,501	(26,332)
Voya Small Company Portfolio - Class I	2,997	33,314	(30,317)	562,940	610,589	(47,649)
Voya U.S. Bond Index Portfolio - Class I	18,554	14,399	4,155	44,860	88,929	(44,069)
Voya Variable Products Trust:
Voya MidCap Opportunities Portfolio - Class I	9,277	67,356	(58,079)	1,029,270	1,083,323	(54,053)
Voya MidCap Opportunities Portfolio - Class S	2,250	19,761	(17,511)	19,348	24,212	(4,864)
Voya SmallCap Opportunities Portfolio - Class I	3,947	6,405	(2,458)	7,946	5,637	2,309
Voya SmallCap Opportunities Portfolio - Class S	7,551	13,986	(6,435)	32,141	53,906	(21,765)
Wanger Advisors Trust:
Wanger Acorn	2,192	16,131	(13,939)	2,952	7,648	(4,696)
Wanger International	7,919	14,200	(6,281)	14,111	14,682	(571)
Wanger Select	883	1,038	(155)	5,043	1,932	3,111

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

8. FINANCIAL HIGHLIGHTS

A summary of units outstanding, unit values, and net assets for variable annuity contracts, investment income ratios, expense ratios, excluding expenses of underlying funds, and total returns for the years ended December 31, 2022, 2021, 2020, 2019, and 2018 follows:

		Fund		Unit Fair Value			Net	Investment				Total ReturnD
		Inception	Units	Corresponding to			Assets	Income	Expense RatioC			Corresponding to
Division	Year	DateA	(000s)	Lowest to Highest Expense Ratio			(000s)	RatioB	Lowest to Highest			Lowest to Highest Expense Ratio
Invesco V.I. American Franchise Fund - Series I
	2022		8	$108.06	to	$25.98	$642	0.00%	0.10%	to	1.25%	-31.19%	to	-31.97%
*	2021		9	$157.03	to	$38.19	$1,032	0.00%	0.10%	to	1.25%	11.82%	to	10.54%
	2020		9	$140.43	to	$34.55	$964	0.11%	0.10%	to	1.25%	42.21%	to	40.56%
*	2019		12	$98.75	to	$24.58	$913	0.00%	0.10%	to	1.25%	36.62%	to	35.05%
*	2018		13	$72.28	to	$18.20	$738	0.00%	0.10%	to	1.25%	-3.72%	to	-4.81%
Invesco V.I. Core Equity Fund - Series I
	2022		44	$26.50	to	$20.60	$1,065	0.78%	0.10%	to	1.50%	-20.63%	to	-21.70%
*	2021		56	$33.39	to	$26.31	$1,770	0.68%	0.10%	to	1.50%	27.64%	to	25.82%
*	2020		59	$26.16	to	$20.91	$1,465	1.27%	0.10%	to	1.50%	13.74%	to	12.12%
*	2019		62	$23.00	to	$18.65	$1,369	1.00%	0.10%	to	1.50%	28.78%	to	27.04%
*	2018		66	$17.86	to	$14.68	$1,138	0.92%	0.10%	to	1.50%	-9.48%	to	-10.71%
Invesco V.I. Discovery Mid Cap Growth Fund - Series I
	2022		3	$37.43	to	$28.07	$104	0.00%	0.80%	to	1.25%	-31.52%	to	-31.85%
	2021		3	$54.66	to	$41.19	$162	0.00%	0.80%	to	1.25%	18.13%	to	17.62%
	2020		4	$46.27	to	$35.02	$176	0.00%	0.80%	to	1.25%	39.58%	to	38.91%
	2019		5	$33.15	to	$25.21	$137	0.00%	0.80%	to	1.25%	38.24%	to	37.61%
	2018		5	$23.98	to	$18.32	$109	0.00%	0.80%	to	1.25%	-6.84%	to	-7.24%
Invesco V.I. Global Fund - Series I
	2022		—		$24.42		$2	0.00%		1.00%			-32.45%
	2021		—		$36.15		$10	0.00%		1.00%			14.33%
	2020		—		$31.62		$9	0.00%		1.00%			26.38%
	2019		—		$25.02		$7	0.92%		1.00%			30.45%
	2018		—		$19.18		$5	0.00%		1.00%			-14.03%
Invesco V.I. Main Street Fund - Series I
	2022		7	$34.31	to	$27.38	$217	1.52%	0.80%	to	1.25%	-20.78%	to	-21.12%
	2021		8	$43.31	to	$34.71	$308	0.69%	0.80%	to	1.25%	26.53%	to	25.99%
	2020		9	$34.23	to	$27.55	$270	1.50%	0.80%	to	1.25%	13.04%	to	12.49%
	2019		10	$30.28	to	$24.49	$264	1.09%	0.80%	to	1.25%	31.03%	to	30.47%
	2018		11	$23.11	to	$18.77	$224	1.12%	0.80%	to	1.25%	-8.62%	to	-9.06%
Invesco V.I. Main Street Small Cap Fund - Series I
	2022		12	$37.39	to	$36.73	$426	0.44%	0.10%	to	1.25%	-15.92%	to	-16.88%
*	2021		11	$44.47	to	$44.19	$480	0.41%	0.10%	to	1.25%	22.41%	to	21.04%
*	2020		14	$36.33	to	$36.51	$495	0.61%	0.10%	to	1.25%	19.82%	to	18.46%
*	2019		16	$30.32	to	$30.82	$483	0.22%	0.10%	to	1.25%	26.33%	to	24.88%
*	2018		23	$24.00	to	$24.68	$552	0.39%	0.10%	to	1.25%	-10.41%	to	-11.45%
American Funds Insurance Series® Growth Fund - Class 2
	2022		68	$27.72	to	$24.56	$1,824	0.34%	0.10%	to	1.50%	-30.00%	to	-30.97%
*	2021		60	$39.60	to	$35.58	$2,307	0.24%	0.10%	to	1.50%	21.88%	to	12.10%
	2020		56	$32.49	to	$30.10	$1,801	0.26%	0.10%	to	1.25%	51.89%	to	50.20%
	2019		61	$21.39	to	$20.04	$1,287	0.76%	0.10%	to	1.25%	30.67%	to	29.12%
	2018		63	$16.37	to	$15.52	$1,022	0.58%	0.10%	to	1.25%	-0.37%	to	-1.46%
American Funds Insurance Series® Growth-Income Fund - Class 2
	2022		15		$47.06		$707	1.26%		0.10%			-16.59%
	2021		13		$56.42		$716	1.17%		0.10%			23.97%
	2020		11		$45.51		$480	1.18%		0.10%			13.43%
	2019		13		$40.12		$540	1.77%		0.10%			26.01%
	2018		12		$31.84		$395	0.02%		0.10%			-1.88%

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

		Fund		Unit Fair Value			Net	Investment				Total ReturnD
		Inception	Units	Corresponding to			Assets	Income	Expense RatioC			Corresponding to
Division	Year	DateA	(000s)	Lowest to Highest Expense Ratio			(000s)	RatioB	Lowest to Highest			Lowest to Highest Expense Ratio
American Funds Insurance Series® International Fund - Class 2
	2022		8		$20.85		$157	2.28%		0.10%			-20.84%
	2021		4		$26.34		$106	1.81%		0.10%			-1.61%
	2020		8		$26.77		$225	0.39%		0.10%			13.87%
	2019		12		$23.51		$290	1.73%		0.10%			22.77%
	2018		9		$19.15		$164	1.63%		0.10%			-13.23%
Calvert VP SRI Balanced Portfolio
	2022		71	$25.08	to	$44.50	$2,539	1.09%	0.10%	to	1.50%	-15.50%	to	-16.67%
*	2021		62	$29.68	to	$53.40	$2,805	1.11%	0.10%	to	1.50%	15.04%	to	13.40%
*	2020		73	$25.80	to	$47.09	$2,773	1.46%	0.10%	to	1.50%	3.45%	to	13.55%
*	2019		74	$49.46	to	$41.47	$2,426	1.59%	0.75%	to	1.50%	23.46%	to	6.63%
*	2018		72	$40.06	to	$19.39	$1,950	1.96%	0.75%	to	1.40%	-3.38%	to	-4.01%
Federated Hermes Fund for U.S. Government Securities II - Primary Shares
	2022		5		$17.82		$82	2.12%		1.40%			-13.79%
	2021		5		$20.67		$107	1.69%		1.40%			-3.41%
	2020		6		$21.40		$130	2.30%		1.40%			3.73%
	2019		6		$20.63		$131	2.56%		1.40%			4.40%
	2018		7		$19.76		$145	2.66%		1.40%			-0.95%
Federated Hermes Government Money Fund II - Service Shares
	2022		18	$8.91	to	$11.79	$206	1.27%	1.25%	to	1.40%	-0.11%	to	-0.25%
	2021		23	$8.92	to	$11.82	$266	0.00%	1.25%	to	1.40%	-1.22%	to	-1.42%
	2020		30	$9.03	to	$11.99	$356	0.27%	1.25%	to	1.40%	-1.10%	to	-1.15%
	2019		31	$9.13	to	$12.13	$378	1.63%	1.25%	to	1.40%	0.44%	to	0.25%
	2018		33	$9.09	to	$12.10	$400	1.13%	1.25%	to	1.40%	0.00%	to	-0.25%
Federated Hermes High Income Bond Fund II - Primary Shares
	2022		47	$12.74	to	$35.96	$1,009	5.39%	0.10%	to	1.40%	-11.89%	to	-13.01%
*	2021		47	$14.46	to	$41.34	$1,217	4.94%	0.10%	to	1.40%	4.78%	to	3.38%
*	2020		45	$13.80	to	$39.99	$1,213	5.24%	0.10%	to	1.40%	5.50%	to	4.11%
*	2019		57	$13.08	to	$38.41	$1,533	6.35%	0.10%	to	1.40%	14.44%	to	12.94%
*	2018		62	$11.43	to	$34.01	$1,488	7.77%	0.10%	to	1.40%	-3.38%	to	-4.63%
Federated Hermes Kaufmann Fund II - Primary Shares
	2022		24		$29.25		$711	0.00%		1.40%			-31.08%
	2021		27		$42.44		$1,147	0.00%		1.40%			1.07%
	2020		32		$41.99		$1,329	0.00%		1.40%			27.01%
	2019		37		$33.06		$1,235	0.00%		1.40%			31.92%
	2018		40		$25.06		$1,012	0.00%		1.40%			2.37%
Federated Hermes Managed Volatility Fund II - Primary Shares
	2022		52	$32.86	to	$31.52	$1,634	1.85%	1.25%	to	1.40%	-14.83%	to	-14.97%
	2021		70	$38.58	to	$37.07	$2,581	1.84%	1.25%	to	1.40%	17.02%	to	16.83%
	2020		76	$32.97	to	$31.73	$2,408	2.38%	1.25%	to	1.40%	-0.33%	to	-0.47%
	2019		88	$33.08	to	$31.88	$2,806	2.11%	1.25%	to	1.40%	18.74%	to	18.56%
	2018		96	$27.86	to	$26.89	$2,580	1.98%	1.25%	to	1.40%	-9.63%	to	-9.80%
Fidelity® VIP Equity-Income Portfolio - Initial Class
	2022		233	$32.03	to	$55.50	$9,914	1.88%	0.10%	to	1.50%	-5.04%	to	-6.38%
*	2021		229	$33.73	to	$59.28	$10,456	1.91%	0.10%	to	1.50%	24.79%	to	23.04%
*	2020		246	$27.03	to	$48.18	$9,081	1.59%	0.10%	to	1.50%	6.59%	to	5.10%
*	2019		294	$25.36	to	$45.84	$9,846	2.05%	0.10%	to	1.50%	27.31%	to	25.52%
*	2018		307	$19.92	to	$36.52	$8,248	2.30%	0.10%	to	1.50%	-8.41%	to	-9.65%

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

		Fund		Unit Fair Value			Net	Investment				Total ReturnD
		Inception	Units	Corresponding to			Assets	Income	Expense RatioC			Corresponding to
Division	Year	DateA	(000s)	Lowest to Highest Expense Ratio			(000s)	RatioB	Lowest to Highest			Lowest to Highest Expense Ratio
Fidelity® VIP Growth Portfolio - Initial Class
	2022		311	$45.44	to	$71.07	$17,532	0.57%	0.10%	to	1.50%	-24.52%	to	-25.58%
*	2021		330	$60.20	to	$95.50	$24,481	0.00%	0.10%	to	1.50%	23.08%	to	21.38%
*	2020		420	$48.91	to	$78.68	$24,789	0.07%	0.10%	to	1.50%	43.77%	to	41.77%
*	2019		457	$34.02	to	$55.50	$19,424	0.27%	0.10%	to	1.50%	34.15%	to	32.30%
*	2018		458	$25.36	to	$41.95	$14,516	0.27%	0.10%	to	1.50%	-0.28%	to	-1.66%
Fidelity® VIP High Income Portfolio - Initial Class
	2022		7	$20.18	to	$17.36	$121	5.15%	1.10%	to	1.25%	-12.34%	to	-12.46%
	2021		7	$23.02	to	$19.83	$151	5.69%	1.10%	to	1.25%	3.28%	to	3.12%
	2020		6	$23.46	to	$19.23	$130	4.43%	0.80%	to	1.25%	1.91%	to	1.42%
	2019		7	$23.02	to	$18.96	$141	5.16%	0.80%	to	1.25%	14.19%	to	13.67%
	2018		8	$20.16	to	$16.68	$137	5.42%	0.80%	to	1.25%	-4.05%	to	-4.47%
Fidelity® VIP Overseas Portfolio - Initial Class
	2022		120	$16.40	to	$26.23	$2,397	0.96%	0.10%	to	1.50%	-24.56%	to	-25.61%
*	2021		120	$21.74	to	$35.26	$3,204	0.46%	0.10%	to	1.50%	19.58%	to	17.93%
*	2020		170	$18.18	to	$29.90	$3,762	0.40%	0.10%	to	1.50%	15.50%	to	13.86%
*	2019		162	$15.74	to	$26.26	$3,284	1.73%	0.10%	to	1.50%	27.66%	to	25.89%
*	2018		173	$12.33	to	$20.86	$2,774	1.64%	0.10%	to	1.50%	-14.91%	to	-16.09%
Fidelity® VIP Contrafund® Portfolio - Initial Class
	2022		456	$36.48	to	$88.29	$25,107	0.44%	0.10%	to	1.50%	-26.39%	to	-27.41%
*	2021		532	$49.56	to	$121.63	$39,717	0.06%	0.10%	to	1.50%	27.70%	to	25.94%
*	2020		658	$38.81	to	$96.58	$36,919	0.23%	0.10%	to	1.50%	30.45%	to	28.62%
*	2019		811	$29.75	to	$75.09	$34,638	0.47%	0.10%	to	1.50%	31.46%	to	29.62%
*	2018		903	$22.63	to	$57.93	$30,036	0.73%	0.10%	to	1.50%	-6.49%	to	-7.78%
Fidelity® VIP Index 500 Portfolio - Initial Class
	2022		228	$66.61	to	$77.12	$17,283	1.38%	1.25%	to	1.40%	-19.74%	to	-19.87%
	2021		243	$82.48	to	$95.64	$22,841	1.25%	1.25%	to	1.40%	26.97%	to	26.78%
	2020		267	$64.96	to	$75.44	$19,729	1.60%	1.25%	to	1.40%	16.77%	to	16.60%
	2019		290	$55.63	to	$64.70	$18,361	1.93%	1.25%	to	1.40%	29.70%	to	29.50%
	2018		340	$42.89	to	$49.96	$16,670	1.90%	1.25%	to	1.40%	-5.69%	to	-5.84%
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class
	2022		13		$22.83		$301	2.10%		1.40%			-13.59%
	2021		14		$26.60		$366	2.06%		1.40%			-1.99%
	2020		15		$27.14		$411	2.22%		1.40%			7.87%
	2019		16		$25.16		$399	2.75%		1.40%			8.12%
	2018		16		$23.27		$375	2.29%		1.40%			-1.94%
Franklin Small Cap Value VIP Fund - Class 2
	2022		50	$31.51	to	$41.70	$1,793	0.94%	0.10%	to	1.50%	-10.15%	to	-11.41%
*	2021		56	$35.07	to	$47.07	$2,269	1.04%	0.10%	to	1.50%	25.25%	to	23.51%
*	2020		59	$28.00	to	$38.11	$1,980	1.20%	0.10%	to	1.50%	5.11%	to	3.62%
*	2019		66	$26.64	to	$36.78	$2,020	1.02%	0.10%	to	1.50%	26.20%	to	24.47%
*	2018		70	$21.11	to	$29.55	$1,781	0.93%	0.10%	to	1.50%	-12.95%	to	-14.17%
Lord Abbett Series Fund Mid Cap Stock Portfolio - Class VC
	2022		40	$26.57	to	$27.53	$1,056	0.78%	0.10%	to	1.25%	-11.29%	to	-12.32%
*	2021		41	$29.95	to	$31.40	$1,248	0.58%	0.10%	to	1.25%	28.54%	to	27.07%
*	2020		48	$23.30	to	$24.71	$1,146	0.91%	0.10%	to	1.25%	2.42%	to	1.23%
*	2019		54	$22.75	to	$24.41	$1,261	0.93%	0.10%	to	1.25%	22.51%	to	21.14%
*	2018		58	$18.57	to	$19.29	$1,115	0.63%	0.10%	to	1.50%	-15.13%	to	-16.31%

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

		Fund		Unit Fair Value			Net	Investment				Total ReturnD
		Inception	Units	Corresponding to			Assets	Income	Expense RatioC			Corresponding to
Division	Year	DateA	(000s)	Lowest to Highest Expense Ratio			(000s)	RatioB	Lowest to Highest			Lowest to Highest Expense Ratio
PIMCO VIT Real Return Portfolio - Administrative Class
	2022		180	$15.15	to	$15.48	$2,736	6.73%	0.10%	to	1.25%	-12.02%	to	-12.98%
*	2021		197	$17.22	to	$17.79	$3,441	5.46%	0.10%	to	1.25%	5.51%	to	4.28%
*	2020		155	$16.32	to	$17.06	$2,603	1.38%	0.10%	to	1.25%	11.55%	to	10.28%
*	2019		126	$14.63	to	$15.47	$1,879	1.69%	0.10%	to	1.25%	8.37%	to	7.13%
*	2018		129	$13.50	to	$14.44	$1,798	2.50%	0.10%	to	1.25%	-2.32%	to	-3.41%
Pioneer High Yield VCT Portfolio - Class I
	2022		48	$20.26	to	$18.63	$921	4.79%	0.10%	to	1.50%	-11.30%	to	-12.54%
*	2021		50	$22.84	to	$21.30	$1,083	5.54%	0.10%	to	1.50%	5.59%	to	4.16%
*	2020		34	$21.63	to	$20.45	$721	5.18%	0.10%	to	1.50%	2.37%	to	0.94%
*	2019		34	$21.13	to	$20.26	$708	5.10%	0.10%	to	1.50%	14.34%	to	12.74%
*	2018		41	$18.48	to	$17.97	$752	4.78%	0.10%	to	1.50%	-3.40%	to	-4.72%
Voya Balanced Portfolio - Class I
	2022		812	$21.51	to	$45.35	$32,697	1.68%	0.10%	to	1.50%	-17.30%	to	-18.48%
*	2021		909	$26.01	to	$18.87	$45,448	1.69%	0.10%	to	2.25%	15.81%	to	13.33%
*	2020		1,015	$22.46	to	$16.65	$44,650	2.28%	0.10%	to	2.25%	10.69%	to	8.40%
*	2019		1,148	$20.29	to	$15.36	$46,097	2.45%	0.10%	to	2.25%	19.00%	to	16.45%
*	2018		1,344	$17.05	to	$13.19	$45,130	2.25%	0.10%	to	2.25%	-6.93%	to	-8.91%
Voya Government Money Market Portfolio - Class I
	2022		2,173	$10.69	to	$12.96	$26,550	1.33%	0.10%	to	1.50%	1.33%	to	-0.08%
*	2021		2,245	$10.55	to	$12.97	$27,695	0.00%	0.10%	to	1.50%	0.00%	to	-1.44%
*	2020		2,648	$10.55	to	$9.13	$32,714	0.24%	0.10%	to	1.90%	0.19%	to	-1.72%
*	2019		2,561	$10.53	to	$9.29	$31,539	1.81%	0.10%	to	1.90%	1.84%	to	0.11%
*	2018		2,693	$10.34	to	$9.28	$33,178	1.47%	0.10%	to	1.90%	1.47%	to	-0.43%
Voya Government Money Market Portfolio - Class S
	2022		5		$9.33		$47	1.92%		0.75%			0.54%
	2021		6		$9.28		$57	0.00%		0.75%			-0.64%
	2020	04/24/2020	5		$9.34		$51	(c)		0.75%			(c)
	2019		(c)		(c)		(c)	(c)		(c)			(c)
	2018		(c)		(c)		(c)	(c)		(c)			(c)
Voya Intermediate Bond Portfolio - Class I
	2022		2,142	$15.78	to	$14.67	$46,832	2.69%	0.10%	to	2.25%	-14.56%	to	-16.31%
*	2021		2,441	$18.47	to	$17.53	$63,058	2.98%	0.10%	to	2.25%	-0.97%	to	-3.10%
*	2020		2,826	$18.65	to	$18.09	$73,855	3.53%	0.10%	to	2.25%	7.74%	to	5.42%
*	2019		2,858	$17.31	to	$17.16	$69,710	3.44%	0.10%	to	2.25%	9.70%	to	7.38%
*	2018		3,025	$15.78	to	$15.98	$68,299	3.58%	0.10%	to	2.25%	-0.63%	to	-2.74%
Voya Balanced Income Portfolio - Service Class
	2022		143	$18.40	to	$14.36	$2,446	2.16%	0.95%	to	1.40%	-14.70%	to	-15.08%
*	2021		165	$21.59	to	$16.93	$3,292	2.44%	0.95%	to	1.40%	8.06%	to	7.63%
	2020		212	$19.98	to	$15.73	$3,908	3.43%	0.95%	to	1.40%	2.04%	to	1.55%
	2019		262	$19.58	to	$15.49	$4,731	4.71%	0.95%	to	1.40%	17.32%	to	16.73%
*	2018		265	$16.69	to	$13.27	$4,134	5.25%	0.95%	to	1.40%	-5.97%	to	-6.35%
Voya Global Perspectives® Portfolio - Class A
	2022		14	$12.56	to	$12.06	$169	2.79%	0.95%	to	1.40%	-18.39%	to	-18.73%
	2021		13	$15.40	to	$14.86	$189	4.20%	0.95%	to	1.40%	4.69%	to	4.28%
	2020		13	$14.71	to	$14.25	$192	2.51%	0.95%	to	1.40%	14.74%	to	14.18%
	2019		10	$12.82	to	$12.48	$127	2.69%	0.95%	to	1.40%	16.86%	to	16.31%
	2018		8	$10.97	to	$10.73	$83	3.13%	0.95%	to	1.40%	-8.43%	to	-8.84%

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

		Fund		Unit Fair Value			Net	Investment				Total ReturnD
		Inception	Units	Corresponding to			Assets	Income	Expense RatioC			Corresponding to
Division	Year	DateA	(000s)	Lowest to Highest Expense Ratio			(000s)	RatioB	Lowest to Highest			Lowest to Highest Expense Ratio
Voya Global Perspectives® Portfolio - Class I
	2022		50	$13.43	to	$11.90	$671	3.33%	0.10%	to	1.50%	-17.61%	to	-18.72%
	2021		48	$16.30	to	$14.64	$771	3.91%	0.10%	to	1.50%	5.98%	to	0.97%
	2020		37	$15.38	to	$14.25	$560	3.29%	0.10%	to	1.25%	16.08%	to	14.73%
	2019		31	$13.25	to	$12.42	$414	3.58%	0.10%	to	1.25%	18.20%	to	16.84%
*	2018		29	$11.21	to	$10.63	$330	3.15%	0.10%	to	1.25%	-7.36%	to	-11.71%
Voya High Yield Portfolio - Institutional Class
	2022		929	$10.29	to	$9.83	$9,232	5.52%	0.10%	to	1.40%	-12.43%	to	-13.47%
	2021		1,023	$11.75	to	$11.36	$11,714	5.38%	0.10%	to	1.40%	5.19%	to	3.74%
	2020		1,189	$11.17	to	$10.95	$13,068	5.24%	0.10%	to	1.40%	5.88%	to	4.58%
	2019	05/22/2019	1,424	$10.55	to	$10.47	$14,928	(b)	0.10%	to	1.40%		(b)
	2018		(b)		(b)		(b)	(b)		(b)			(b)
Voya Large Cap Growth Portfolio - Institutional Class
	2022		2,248	$37.11	to	$31.21	$96,012	0.00%	0.10%	to	1.50%	-30.57%	to	-31.54%
*	2021		2,466	$53.45	to	$45.59	$153,874	0.00%	0.10%	to	1.50%	19.41%	to	17.77%
*	2020		2,742	$44.76	to	$52.75	$145,364	0.46%	0.10%	to	1.90%	30.76%	to	28.41%
*	2019		3,088	$34.23	to	$41.08	$126,506	0.69%	0.10%	to	1.90%	32.62%	to	30.25%
*	2018		3,553	$25.81	to	$31.54	$111,177	0.66%	0.10%	to	1.90%	-1.56%	to	-3.37%
Voya Large Cap Value Portfolio - Institutional Class
	2022		245	$32.79	to	$21.68	$6,362	1.52%	0.10%	to	1.50%	-3.30%	to	-4.66%
	2021		248	$33.91	to	$22.74	$6,698	2.41%	0.10%	to	1.50%	26.86%	to	25.08%
	2020		287	$26.73	to	$18.18	$6,270	1.99%	0.10%	to	1.50%	6.16%	to	4.72%
	2019		339	$25.18	to	$17.36	$6,991	2.11%	0.10%	to	1.50%	25.02%	to	23.21%
	2018		377	$20.14	to	$14.09	$6,277	2.01%	0.10%	to	1.50%	-7.91%	to	-9.16%
Voya Large Cap Value Portfolio - Service Class
	2022		95	$27.17	to	$25.74	$2,504	1.55%	0.95%	to	1.40%	-4.80%	to	-5.23%
	2021		86	$28.42	to	$27.04	$2,385	2.31%	0.95%	to	1.40%	25.47%	to	24.90%
	2020		92	$22.65	to	$21.65	$2,025	1.81%	0.95%	to	1.40%	4.96%	to	4.49%
	2019		103	$21.58	to	$20.72	$2,167	1.90%	0.95%	to	1.40%	23.60%	to	23.04%
	2018		112	$17.46	to	$16.84	$1,922	1.83%	0.95%	to	1.40%	-8.87%	to	-9.32%
Voya Retirement Conservative Portfolio - Adviser Class
	2022		236	$13.29	to	$12.53	$3,031	2.24%	0.95%	to	1.45%	-14.53%	to	-14.94%
	2021		236	$15.60	to	$14.78	$3,570	2.08%	0.95%	to	1.45%	3.65%	to	3.14%
	2020		249	$15.05	to	$14.33	$3,637	1.95%	0.95%	to	1.45%	9.30%	to	8.73%
	2019		264	$13.77	to	$13.18	$3,541	1.66%	0.95%	to	1.45%	12.50%	to	11.98%
	2018		199	$12.24	to	$11.77	$2,383	1.83%	0.95%	to	1.45%	-3.62%	to	-4.15%
Voya Retirement Growth Portfolio - Adviser Class
	2022		115	$19.46	to	$16.77	$2,111	0.99%	0.95%	to	1.40%	-17.72%	to	-18.08%
*	2021		130	$23.59	to	$20.42	$2,925	1.69%	0.95%	to	1.40%	14.46%	to	13.89%
*	2020		134	$20.61	to	$17.93	$2,639	2.08%	0.95%	to	1.40%	12.56%	to	12.06%
	2019		134	$18.31	to	$16.00	$2,354	1.98%	0.95%	to	1.40%	20.38%	to	19.85%
*	2018		177	$15.21	to	$13.35	$2,603	1.68%	0.95%	to	1.40%	-8.37%	to	-8.75%
Voya Retirement Moderate Growth Portfolio - Adviser Class
	2022		127	$18.86	to	$17.64	$2,272	1.08%	0.95%	to	1.45%	-17.21%	to	-17.65%
*	2021		168	$22.75	to	$21.39	$3,646	1.71%	0.95%	to	1.45%	12.85%	to	12.28%
*	2020		176	$20.16	to	$19.05	$3,388	1.90%	0.95%	to	1.45%	12.06%	to	11.53%
*	2019		229	$17.99	to	$17.08	$3,891	1.87%	0.95%	to	1.45%	18.90%	to	18.28%
*	2018		284	$15.13	to	$14.44	$4,062	2.02%	0.95%	to	1.45%	-7.23%	to	-7.67%

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

		Fund		Unit Fair Value			Net	Investment				Total ReturnD
		Inception	Units	Corresponding to			Assets	Income	Expense RatioC			Corresponding to
Division	Year	DateA	(000s)	Lowest to Highest Expense Ratio			(000s)	RatioB	Lowest to Highest			Lowest to Highest Expense Ratio
Voya Retirement Moderate Portfolio - Adviser Class
	2022		130	$16.82	to	$14.25	$2,089	1.63%	0.95%	to	1.40%	-15.94%	to	-16.32%
*	2021		142	$20.02	to	$17.04	$2,706	1.74%	0.95%	to	1.40%	8.63%	to	8.12%
*	2020		140	$18.43	to	$15.76	$2,466	1.70%	0.95%	to	1.40%	11.09%	to	10.60%
	2019		212	$16.59	to	$14.25	$3,407	1.86%	0.95%	to	1.40%	16.01%	to	15.48%
*	2018		236	$14.30	to	$12.34	$3,270	1.92%	0.95%	to	1.40%	-5.98%	to	-6.37%
Voya U.S. Stock Index Portfolio - Service Class
	2022		77	$38.86	to	$12.21	$976	1.22%	0.75%	to	1.40%	-19.63%	to	-20.14%
	2021		52	$48.05	to	$15.20	$822	0.90%	0.75%	to	1.40%	27.08%	to	26.25%
	2020		59	$37.81	to	$12.04	$738	1.47%	0.75%	to	1.40%	16.99%	to	16.22%
*	2019		71	$32.32	to	$10.36	$758	2.33%	0.75%	to	1.40%	29.80%	to	1.97%
	2018		1		$24.90		$31	2.02%		0.75%			-5.54%
VY® BlackRock Inflation Protected Bond Portfolio - Institutional Class
	2022		12		$12.35		$153	4.18%		0.75%			-12.91%
	2021		13		$14.26		$182	2.88%		0.75%			4.47%
	2020		12		$13.65		$165	1.84%		0.75%			10.26%
	2019		13		$12.38		$161	2.44%		0.75%			7.47%
	2018		12		$11.52		$141	2.93%		0.75%			-2.46%
VY® BlackRock Inflation Protected Bond Portfolio - Service Class
	2022		228	$10.62	to	$10.07	$2,345	4.65%	0.95%	to	1.40%	-13.38%	to	-13.78%
	2021		168	$12.33	to	$11.75	$2,001	2.78%	0.95%	to	1.40%	3.96%	to	3.52%
	2020		164	$11.86	to	$11.35	$1,885	1.65%	0.95%	to	1.40%	9.71%	to	9.24%
	2019		167	$10.81	to	$10.39	$1,758	2.14%	0.95%	to	1.40%	7.14%	to	6.67%
	2018		153	$10.09	to	$9.74	$1,511	2.00%	0.95%	to	1.40%	-2.98%	to	-3.47%
VY® CBRE Global Real Estate Portfolio - Institutional Class
	2022		85	$17.76	to	$14.98	$1,403	3.21%	0.10%	to	1.25%	-25.03%	to	-25.88%
	2021		87	$23.69	to	$20.21	$1,903	2.79%	0.10%	to	1.25%	34.30%	to	32.79%
	2020		85	$17.64	to	$15.22	$1,398	5.08%	0.10%	to	1.25%	-4.91%	to	-5.99%
	2019		107	$18.55	to	$16.19	$1,868	2.97%	0.10%	to	1.25%	24.58%	to	23.12%
	2018		105	$14.89	to	$13.15	$1,469	5.18%	0.10%	to	1.25%	-8.59%	to	-9.62%
VY® CBRE Global Real Estate Portfolio - Service Class
	2022		23	$16.43	to	$15.23	$360	2.81%	0.95%	to	1.40%	-25.28%	to	-25.60%
	2021		23	$22.15	to	$20.63	$494	2.42%	0.95%	to	1.40%	32.87%	to	32.33%
	2020		26	$16.67	to	$15.59	$416	5.18%	0.95%	to	1.40%	-5.98%	to	-6.42%
	2019		34	$17.73	to	$16.66	$587	2.68%	0.95%	to	1.40%	23.21%	to	22.68%
	2018		37	$14.39	to	$13.58	$510	4.92%	0.95%	to	1.40%	-9.61%	to	-10.07%
VY® CBRE Real Estate Portfolio - Service Class
	2022		116	$25.76	to	$20.53	$2,823	1.48%	0.10%	to	1.25%	-27.21%	to	-28.04%
*	2021		129	$35.39	to	$28.53	$4,326	1.76%	0.10%	to	1.25%	51.76%	to	50.08%
	2020		122	$23.32	to	$19.01	$2,703	2.19%	0.10%	to	1.25%	-6.61%	to	-7.72%
	2019		135	$24.97	to	$20.60	$3,223	2.12%	0.10%	to	1.25%	28.05%	to	26.61%
	2018		135	$19.50	to	$16.27	$2,522	2.47%	0.10%	to	1.25%	-7.76%	to	-8.80%
VY® Invesco Growth and Income Portfolio - Service Class
	2022		47	$31.82	to	$29.62	$1,439	1.23%	0.10%	to	1.25%	-5.94%	to	-7.03%
*	2021		46	$33.83	to	$31.86	$1,493	1.14%	0.10%	to	1.25%	28.83%	to	27.39%
*	2020		38	$26.26	to	$25.01	$971	1.76%	0.10%	to	1.25%	2.78%	to	1.63%
*	2019		43	$25.55	to	$24.61	$1,069	2.45%	0.10%	to	1.25%	24.63%	to	23.17%
*	2018		52	$20.50	to	$19.98	$1,032	1.37%	0.10%	to	1.25%	-13.68%	to	-14.65%

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

		Fund		Unit Fair Value			Net	Investment				Total ReturnD
		Inception	Units	Corresponding to			Assets	Income	Expense RatioC			Corresponding to
Division	Year	DateA	(000s)	Lowest to Highest Expense Ratio			(000s)	RatioB	Lowest to Highest			Lowest to Highest Expense Ratio
VY® JPMorgan Emerging Markets Equity Portfolio - Institutional Class
	2022		42	$21.42	to	$20.87	$870	0.00%	1.25%	to	1.40%	-27.27%	to	-27.38%
	2021		58	$29.27	to	$28.57	$1,656	0.00%	1.25%	to	1.40%	-10.98%	to	-11.08%
	2020		67	$32.88	to	$32.13	$2,145	0.51%	1.25%	to	1.40%	32.05%	to	31.84%
	2019		72	$24.90	to	$24.37	$1,764	0.14%	1.25%	to	1.40%	30.50%	to	30.25%
	2018		75	$19.08	to	$18.71	$1,413	0.90%	1.25%	to	1.40%	-17.65%	to	-17.76%
VY® JPMorgan Emerging Markets Equity Portfolio - Service Class
	2022		468	$14.76	to	$15.77	$7,671	0.00%	0.10%	to	1.40%	-26.16%	to	-27.53%
*	2021		497	$19.99	to	$21.64	$11,111	0.00%	0.10%	to	1.40%	-10.12%	to	-11.31%
*	2020		501	$22.24	to	$24.40	$12,570	0.31%	0.10%	to	1.40%	33.25%	to	31.54%
*	2019		555	$16.69	to	$28.33	$10,328	0.01%	0.10%	to	1.50%	31.62%	to	15.68%
*	2018		575	$12.68	to	$14.28	$8,168	0.62%	0.10%	to	1.40%	-16.85%	to	-17.93%
VY® JPMorgan Small Cap Core Equity Portfolio - Service Class
	2022		50	$36.07	to	$36.14	$1,871	0.00%	0.10%	to	1.25%	-17.84%	to	-18.79%
*	2021		60	$43.90	to	$44.50	$2,782	0.19%	0.10%	to	1.25%	18.20%	to	16.86%
*	2020		61	$37.14	to	$38.08	$2,388	0.00%	0.10%	to	1.25%	16.17%	to	14.84%
*	2019		61	$31.97	to	$31.96	$2,081	0.67%	0.10%	to	1.50%	26.26%	to	24.50%
*	2018		65	$25.32	to	$25.67	$1,741	0.37%	0.10%	to	1.50%	-10.59%	to	-13.36%
VY® T. Rowe Price Capital Appreciation Portfolio - Service Class
	2022		1,606	$37.14	to	$36.11	$55,483	1.23%	0.10%	to	1.50%	-12.28%	to	-13.49%
*	2021		1,620	$42.34	to	$41.74	$64,398	0.82%	0.10%	to	1.50%	18.30%	to	16.66%
*	2020		1,621	$35.79	to	$35.78	$54,500	1.24%	0.10%	to	1.50%	17.85%	to	16.21%
*	2019		1,693	$30.37	to	$30.79	$48,711	1.53%	0.10%	to	1.50%	24.21%	to	22.52%
*	2018		1,677	$24.45	to	$25.13	$39,274	2.22%	0.10%	to	1.50%	0.45%	to	-1.02%
VY® T. Rowe Price Equity Income Portfolio - Service Class
	2022		100	$31.27	to	$37.88	$3,232	1.79%	0.10%	to	1.25%	-3.52%	to	-4.63%
*	2021		105	$32.41	to	$39.72	$3,565	1.61%	0.10%	to	1.25%	25.14%	to	23.74%
*	2020		109	$25.90	to	$32.10	$3,022	3.49%	0.10%	to	1.25%	0.86%	to	-0.31%
*	2019		123	$25.68	to	$32.20	$3,510	2.79%	0.10%	to	1.25%	26.32%	to	24.85%
*	2018		224	$20.33	to	$16.75	$4,653	2.06%	0.10%	to	1.40%	-9.40%	to	-10.62%
Voya Global Bond Portfolio - Initial Class
	2022		590	$12.60	to	$10.40	$7,291	2.67%	0.10%	to	2.25%	-18.39%	to	-20.18%
*	2021		669	$15.44	to	$13.03	$10,252	2.86%	0.10%	to	2.25%	-4.87%	to	-6.86%
*	2020		805	$16.23	to	$13.99	$13,123	2.79%	0.10%	to	2.25%	9.07%	to	6.79%
*	2019		887	$14.88	to	$13.10	$13,381	2.89%	0.10%	to	2.25%	7.83%	to	5.48%
*	2018		1,012	$13.80	to	$12.42	$14,329	3.68%	0.10%	to	2.25%	-2.13%	to	-4.17%
Voya Global Bond Portfolio - Service Class
	2022		1		$11.80		$13	0.00%		1.25%			-19.56%
	2021		1		$14.67		$18	5.13%		1.25%			-6.20%
	2020		1		$15.64		$21	4.76%		1.25%			7.49%
	2019		1		$14.55		$21	2.66%		1.25%			6.28%
	2018		2		$13.69		$21	4.55%		1.25%			-3.39%
Voya International High Dividend Low Volatility Portfolio - Initial Class
	2022		515	$14.13	to	$10.43	$5,821	4.37%	0.10%	to	1.50%	-9.01%	to	-10.24%
	2021		538	$15.53	to	$11.62	$6,727	2.48%	0.10%	to	1.50%	11.97%	to	10.46%
	2020		601	$13.87	to	$9.92	$6,795	3.09%	0.10%	to	1.90%	-0.79%	to	-2.65%
	2019		771	$13.98	to	$10.19	$8,824	2.16%	0.10%	to	1.90%	16.60%	to	14.49%
	2018		873	$11.99	to	$8.90	$8,661	2.09%	0.10%	to	1.90%	-15.02%	to	-16.51%

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

		Fund		Unit Fair Value			Net	Investment				Total ReturnD
		Inception	Units	Corresponding to			Assets	Income	Expense RatioC			Corresponding to
Division	Year	DateA	(000s)	Lowest to Highest Expense Ratio			(000s)	RatioB	Lowest to Highest			Lowest to Highest Expense Ratio
Voya Solution 2025 Portfolio - Service Class
	2022		228	$20.09	to	$17.89	$4,245	4.30%	0.10%	to	1.50%	-17.56%	to	-18.72%
*	2021		276	$24.37	to	$22.01	$6,272	2.45%	0.10%	to	1.50%	10.57%	to	9.01%
*	2020		328	$22.04	to	$20.19	$6,851	2.13%	0.10%	to	1.50%	13.43%	to	11.86%
*	2019		360	$19.43	to	$18.05	$6,665	2.44%	0.10%	to	1.50%	17.97%	to	16.38%
*	2018		350	$16.47	to	$15.51	$5,522	2.14%	0.10%	to	1.50%	-6.69%	to	-7.13%
Voya Solution 2035 Portfolio - Service Class
	2022		475	$22.03	to	$20.85	$9,645	3.86%	0.10%	to	1.25%	-18.71%	to	-19.65%
*	2021		471	$27.10	to	$25.95	$11,831	2.22%	0.10%	to	1.25%	13.96%	to	12.68%
*	2020		498	$23.78	to	$23.03	$11,060	1.89%	0.10%	to	1.25%	14.33%	to	13.00%
*	2019		556	$20.80	to	$20.38	$10,889	2.29%	0.10%	to	1.25%	21.85%	to	20.45%
*	2018		529	$17.07	to	$16.92	$8,563	1.83%	0.10%	to	1.25%	-8.47%	to	-9.47%
Voya Solution 2045 Portfolio - Service Class
	2022		413	$23.11	to	$22.32	$8,824	3.99%	0.10%	to	1.25%	-19.59%	to	-20.51%
*	2021		369	$28.74	to	$28.08	$9,853	1.89%	0.10%	to	1.25%	17.11%	to	15.79%
*	2020		343	$24.54	to	$24.25	$7,887	1.69%	0.10%	to	1.25%	16.19%	to	14.82%
*	2019		390		$21.12		$7,750	2.02%	0.10%	to	1.25%	23.80%	to	22.36%
*	2018		329	$17.06	to	$17.26	$5,312	1.40%	0.10%	to	1.25%	-10.35%	to	-11.35%
Voya Solution 2055 Portfolio - Service Class
	2022		18	$19.67	to	$19.39	$361	3.82%	0.70%	to	1.00%	-20.36%	to	-14.69%
	2021		11		$24.70		$268	1.30%		0.70%			16.51%
	2020		2		$21.20		$40	0.00%		0.70%			15.22%
	2019	12/16/2019	1		$18.40		$22	(b)		0.70%			(b)
	2018		(b)		(b)		(b)	(b)		(b)			(b)
Voya Solution 2065 Portfolio - Service Class
	2022		6	$10.86	to	$10.78	$61	5.41%	0.70%	to	1.00%	-20.38%	to	-20.62%
	2021	05/07/2021	1	$13.64	to	$13.53	$13	(d)	0.70%	to	1.25%		(d)
	2020		(d)		(d)		(d)	(d)		(d)			(d)
	2019		(d)		(d)		(d)	(d)		(d)			(d)
	2018		(d)		(d)		(d)	(d)		(d)			(d)
Voya Solution Income Portfolio - Service Class
	2022		123	$17.49	to	$15.24	$2,051	3.77%	0.10%	to	1.50%	-15.10%	to	-16.26%
*	2021		120	$20.60	to	$18.20	$2,358	3.46%	0.10%	to	1.50%	6.24%	to	4.78%
*	2020		112	$19.39	to	$17.37	$2,099	2.18%	0.10%	to	1.50%	11.82%	to	10.29%
*	2019		137	$17.34	to	$15.75	$2,300	2.84%	0.10%	to	1.50%	13.04%	to	11.39%
*	2018		153	$15.34	to	$14.14	$2,294	2.35%	0.10%	to	1.50%	-3.16%	to	-4.46%
Voya Solution Moderately Aggressive Portfolio - Service Class
	2022		13	$13.56	to	$13.11	$173	2.62%	0.95%	to	1.40%	-19.91%	to	-20.26%
	2021		17	$16.87	to	$16.39	$285	1.50%	0.95%	to	1.40%	16.02%	to	15.50%
	2020		17	$14.54	to	$14.19	$248	1.58%	0.95%	to	1.40%	12.80%	to	12.35%
	2019		20	$12.89	to	$12.63	$259	2.39%	0.95%	to	1.40%	21.49%	to	20.86%
	2018		19	$10.61	to	$10.45	$198	2.03%	0.95%	to	1.40%	-10.01%	to	-10.38%
VY® American Century Small-Mid Cap Value Portfolio - Service Class
	2022		63	$40.68	to	$47.76	$2,702	1.17%	0.10%	to	1.25%	-5.70%	to	-6.77%
*	2021		62	$43.14	to	$51.23	$2,783	0.83%	0.10%	to	1.25%	27.18%	to	25.72%
*	2020		73	$33.92	to	$40.75	$2,522	1.24%	0.10%	to	1.25%	3.41%	to	2.23%
*	2019		87	$32.80	to	$39.86	$2,977	1.20%	0.10%	to	1.25%	30.52%	to	29.04%
*	2018		94	$25.13	to	$30.89	$2,472	1.13%	0.10%	to	1.25%	-14.41%	to	-15.39%

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

		Fund		Unit Fair Value			Net	Investment				Total ReturnD
		Inception	Units	Corresponding to			Assets	Income	Expense RatioC			Corresponding to
Division	Year	DateA	(000s)	Lowest to Highest Expense Ratio			(000s)	RatioB	Lowest to Highest			Lowest to Highest Expense Ratio
VY® Baron Growth Portfolio - Service Class
	2022		99	$44.69	to	$54.73	$4,634	0.00%	0.10%	to	1.50%	-23.76%	to	-24.82%
*	2021		106	$58.62	to	$72.80	$6,657	0.00%	0.10%	to	1.50%	20.32%	to	18.62%
*	2020		104	$48.72	to	$61.37	$5,428	0.00%	0.10%	to	1.50%	33.11%	to	31.27%
*	2019		114	$36.60	to	$46.75	$4,474	0.00%	0.10%	to	1.50%	38.37%	to	36.46%
*	2018		199	$26.45	to	$34.26	$5,038	0.00%	0.10%	to	1.50%	-2.00%	to	-3.36%
VY® Columbia Contrarian Core Portfolio - Service Class
	2022		23	$34.19	to	$30.49	$763	0.33%	0.10%	to	1.50%	-18.73%	to	-19.87%
*	2021		27	$42.07	to	$38.05	$1,080	0.39%	0.10%	to	1.50%	23.81%	to	22.11%
*	2020		29	$33.98	to	$31.16	$961	0.00%	0.10%	to	1.50%	21.36%	to	19.66%
*	2019		30	$28.00	to	$26.04	$833	2.22%	0.10%	to	1.50%	32.89%	to	31.05%
*	2018		76	$21.07	to	$19.87	$1,498	0.95%	0.10%	to	1.50%	-9.06%	to	-10.33%
VY® Columbia Small Cap Value II Portfolio - Service Class
	2022		35	$30.11	to	$23.01	$966	0.00%	0.10%	to	1.40%	-14.00%	to	-15.93%
*	2021		25	$35.01	to	$27.11	$768	0.34%	0.10%	to	1.40%	34.09%	to	32.37%
	2020		18	$26.11	to	$20.48	$403	0.50%	0.10%	to	1.40%	9.43%	to	8.02%
	2019		19	$23.86	to	$18.96	$401	0.34%	0.10%	to	1.40%	20.08%	to	18.50%
	2018		20	$19.87	to	$16.00	$357	0.22%	0.10%	to	1.40%	-17.82%	to	-18.91%
VY® Invesco Comstock Portfolio - Service Class
	2022		41	$35.41	to	$33.29	$1,408	1.83%	0.10%	to	1.50%	0.28%	to	-1.13%
*	2021		29	$35.31	to	$33.67	$999	1.75%	0.10%	to	1.50%	32.79%	to	30.96%
*	2020		23	$26.59	to	$25.71	$598	1.74%	0.10%	to	1.50%	-0.56%	to	-1.95%
*	2019		30	$26.74	to	$26.22	$781	2.32%	0.10%	to	1.50%	25.13%	to	23.39%
*	2018		33	$21.37	to	$21.25	$694	1.47%	0.10%	to	1.50%	-12.49%	to	-13.72%
VY® Invesco Equity and Income Portfolio - Initial Class
	2022		1,547	$28.69	to	$26.33	$41,917	1.64%	0.10%	to	1.40%	-7.69%	to	-9.49%
*	2021		1,690	$31.08	to	$28.90	$50,151	1.44%	0.10%	to	1.40%	18.72%	to	17.15%
*	2020		1,874	$26.18	to	$24.67	$47,368	1.67%	0.10%	to	1.40%	9.86%	to	8.44%
*	2019		2,215	$23.83	to	$22.02	$51,562	2.05%	0.10%	to	1.50%	19.93%	to	18.32%
*	2018		2,510	$19.87	to	$18.61	$49,208	1.95%	0.10%	to	1.50%	-9.52%	to	-10.83%
VY® Invesco Global Portfolio - Initial Class
	2022		1,595	$26.79	to	$26.04	$43,920	0.00%	0.10%	to	1.50%	-31.99%	to	-32.96%
*	2021		1,720	$39.39	to	$38.84	$70,436	0.00%	0.10%	to	1.50%	15.24%	to	13.67%
*	2020		1,930	$34.18	to	$33.03	$69,252	1.02%	0.10%	to	1.90%	27.68%	to	25.35%
*	2019		2,210	$26.77	to	$26.35	$62,759	0.50%	0.10%	to	1.90%	31.68%	to	29.29%
*	2018		2,495	$20.33	to	$20.38	$54,392	1.62%	0.10%	to	1.90%	-13.30%	to	-14.83%
VY® JPMorgan Mid Cap Value Portfolio - Service Class
	2022		70	$35.55	to	$43.75	$2,875	0.89%	0.10%	to	1.50%	-8.71%	to	-10.00%
*	2021		74	$38.94	to	$48.61	$3,395	0.65%	0.10%	to	1.50%	29.37%	to	27.59%
*	2020		88	$30.10	to	$38.10	$3,084	1.03%	0.10%	to	1.50%	0.17%	to	-1.22%
*	2019		91	$30.05	to	$38.57	$3,113	0.97%	0.10%	to	1.50%	26.10%	to	24.34%
*	2018		98	$23.83	to	$31.02	$2,718	1.05%	0.10%	to	1.50%	-12.29%	to	-13.50%
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class
	2022		869	$41.07	to	$39.55	$37,047	0.00%	0.10%	to	1.50%	-24.42%	to	-25.48%
*	2021		961	$54.34	to	$53.07	$54,735	0.00%	0.10%	to	1.50%	13.68%	to	12.10%
*	2020		1,036	$47.80	to	$47.34	$52,502	0.09%	0.10%	to	1.50%	31.72%	to	29.88%
*	2019		1,149	$36.29	to	$36.45	$44,662	0.31%	0.10%	to	1.50%	37.05%	to	35.15%
*	2018		1,282	$26.48	to	$26.97	$36,718	0.19%	0.10%	to	1.50%	-3.32%	to	-4.67%

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

		Fund		Unit Fair Value			Net	Investment				Total ReturnD
		Inception	Units	Corresponding to			Assets	Income	Expense RatioC			Corresponding to
Division	Year	DateA	(000s)	Lowest to Highest Expense Ratio			(000s)	RatioB	Lowest to Highest			Lowest to Highest Expense Ratio
VY® T. Rowe Price Growth Equity Portfolio - Initial Class
	2022		233	$37.18	to	$65.84	$11,157	0.00%	0.10%	to	1.50%	-40.68%	to	-41.51%
*	2021		278	$62.68	to	$112.57	$23,039	0.00%	0.10%	to	1.50%	19.96%	to	18.28%
*	2020		306	$52.25	to	$95.17	$20,968	0.00%	0.10%	to	1.50%	36.53%	to	34.65%
*	2019		383	$38.27	to	$70.68	$19,649	0.27%	0.10%	to	1.50%	30.70%	to	28.88%
*	2018		713	$29.28	to	$54.84	$34,298	0.25%	0.10%	to	1.50%	-1.18%	to	-2.58%
Voya Strategic Allocation Conservative Portfolio - Class I
	2022		142	$17.41	to	$26.46	$3,489	3.41%	0.70%	to	1.50%	-17.06%	to	-17.72%
*	2021		167	$20.99	to	$32.16	$5,015	2.64%	0.70%	to	1.50%	8.36%	to	7.52%
*	2020		168	$19.37	to	$29.91	$4,819	2.30%	0.70%	to	1.50%	9.68%	to	8.80%
*	2019		153	$19.01	to	$27.49	$3,962	2.48%	0.10%	to	1.50%	14.66%	to	13.08%
*	2018		159	$16.58	to	$24.31	$3,726	2.55%	0.10%	to	1.50%	-4.11%	to	-5.45%
Voya Strategic Allocation Growth Portfolio - Class I
	2022		198	$22.83	to	$15.66	$5,466	2.96%	0.10%	to	2.25%	-19.41%	to	-21.15%
*	2021		204	$28.33	to	$19.86	$7,108	1.89%	0.10%	to	2.25%	17.21%	to	14.73%
*	2020		224	$24.17	to	$17.31	$6,745	1.90%	0.10%	to	2.25%	14.28%	to	11.82%
*	2019		257	$21.15	to	$15.48	$6,729	2.61%	0.10%	to	2.25%	22.75%	to	20.09%
*	2018		267	$17.23	to	$12.89	$5,877	2.00%	0.10%	to	2.25%	-8.45%	to	-10.36%
Voya Strategic Allocation Moderate Portfolio - Class I
	2022		194	$20.42	to	$30.69	$5,184	2.90%	0.35%	to	1.40%	-18.45%	to	-19.41%
*	2021		221	$25.04	to	$38.03	$7,356	2.21%	0.35%	to	1.40%	13.46%	to	12.25%
*	2020		273	$22.07	to	$33.88	$7,863	2.13%	0.35%	to	1.40%	12.32%	to	11.15%
*	2019		290	$19.65	to	$30.48	$7,558	2.74%	0.35%	to	1.40%	18.87%	to	17.59%
*	2018		313	$16.53	to	$25.92	$6,950	2.35%	0.35%	to	1.40%	-6.40%	to	-7.40%
Voya Growth and Income Portfolio - Class A
	2022		46		$29.15		$1,346	0.63%		1.25%			-16.14%
	2021		53		$34.76		$1,849	0.57%		1.25%			26.82%
	2020		60		$27.41		$1,641	0.87%		1.25%			15.26%
	2019		66		$23.78		$1,573	1.22%		1.25%			26.69%
	2018		73		$18.77		$1,373	1.41%		1.25%			-6.06%
Voya Growth and Income Portfolio - Class I
	2022		3,156	$36.44	to	$19.36	$196,327	1.06%	0.10%	to	2.25%	-14.78%	to	-16.59%
*	2021		3,469	$42.76	to	$23.21	$251,843	1.02%	0.10%	to	2.25%	28.87%	to	26.14%
*	2020		3,838	$33.18	to	$18.40	$218,650	1.26%	0.10%	to	2.25%	17.12%	to	14.64%
*	2019		4,398	$28.33	to	$16.05	$213,518	1.63%	0.10%	to	2.25%	28.77%	to	25.98%
*	2018		4,935	$22.00	to	$12.74	$192,504	1.81%	0.10%	to	2.25%	-4.56%	to	-6.53%
Voya Emerging Markets Index Portfolio - Class I
	2022		41	$10.90	to	$9.86	$438	1.85%	0.10%	to	1.25%	-20.96%	to	-21.93%
	2021		39	$13.79	to	$12.63	$534	0.95%	0.10%	to	1.25%	-3.84%	to	-4.89%
	2020		37	$14.34	to	$13.28	$521	2.76%	0.10%	to	1.25%	17.54%	to	16.08%
	2019		41	$12.20	to	$11.44	$492	2.00%	0.10%	to	1.25%	17.65%	to	16.38%
	2018		75	$10.37	to	$9.83	$769	2.31%	0.10%	to	1.25%	-15.21%	to	-16.13%
Voya Global High Dividend Low Volatility Portfolio - Class I
	2022		107	$15.55	to	$13.89	$1,565	2.48%	0.10%	to	1.50%	-5.01%	to	-6.34%
	2021		107	$16.37	to	$14.83	$1,660	2.59%	0.10%	to	1.50%	20.72%	to	19.12%
	2020		104	$13.56	to	$12.45	$1,346	2.29%	0.10%	to	1.50%	-0.88%	to	-2.35%
	2019		136	$13.68	to	$12.75	$1,792	2.79%	0.10%	to	1.50%	21.49%	to	19.83%
	2018		167	$11.26	to	$10.64	$1,820	5.09%	0.10%	to	1.50%	-8.90%	to	-10.21%

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

		Fund		Unit Fair Value			Net	Investment				Total ReturnD
		Inception	Units	Corresponding to			Assets	Income	Expense RatioC			Corresponding to
Division	Year	DateA	(000s)	Lowest to Highest Expense Ratio			(000s)	RatioB	Lowest to Highest			Lowest to Highest Expense Ratio
Voya Global High Dividend Low Volatility Portfolio - Class S
	2022		65	$14.02	to	$13.53	$895	2.26%	0.95%	to	1.40%	-5.78%	to	-6.17%
	2021		71	$14.92	to	$14.46	$1,048	2.30%	0.95%	to	1.40%	19.46%	to	18.91%
	2020		77	$12.49	to	$12.16	$952	1.86%	0.95%	to	1.40%	-2.04%	to	-2.49%
	2019		95	$12.75	to	$12.47	$1,195	2.46%	0.95%	to	1.40%	20.28%	to	19.67%
	2018		83	$10.60	to	$10.42	$873	4.58%	0.95%	to	1.40%	-10.02%	to	-10.40%
Voya Index Plus LargeCap Portfolio - Class I
	2022		1,412	$36.76	to	$21.92	$57,619	0.80%	0.10%	to	2.25%	-19.12%	to	-20.84%
*	2021		1,588	$45.45	to	$27.69	$81,048	1.04%	0.10%	to	2.25%	29.12%	to	26.38%
*	2020		1,797	$35.20	to	$21.91	$71,703	1.46%	0.10%	to	2.25%	15.79%	to	13.35%
*	2019		2,007	$30.40	to	$19.33	$69,720	1.58%	0.10%	to	2.25%	29.91%	to	27.17%
*	2018		2,248	$23.40	to	$15.20	$60,638	1.47%	0.10%	to	2.25%	-6.88%	to	-8.93%
Voya Index Plus MidCap Portfolio - Class I
	2022		130	$31.89	to	$52.93	$5,068	0.84%	0.10%	to	1.50%	-14.39%	to	-15.57%
*	2021		138	$37.25	to	$62.69	$6,309	0.88%	0.10%	to	1.50%	27.61%	to	25.83%
*	2020		162	$29.19	to	$49.82	$5,765	1.23%	0.10%	to	1.50%	8.15%	to	6.64%
*	2019		186	$26.99	to	$46.72	$6,080	1.40%	0.10%	to	1.50%	26.95%	to	25.19%
*	2018		198	$21.26	to	$37.32	$5,304	1.12%	0.10%	to	1.50%	-14.41%	to	-15.62%
Voya Index Plus SmallCap Portfolio - Class I
	2022		75	$31.35	to	$36.47	$2,562	0.85%	0.10%	to	1.50%	-14.11%	to	-15.28%
*	2021		82	$36.50	to	$43.05	$3,307	0.69%	0.10%	to	1.50%	28.34%	to	26.54%
*	2020		99	$28.44	to	$34.02	$3,044	0.98%	0.10%	to	1.50%	5.26%	to	3.81%
*	2019		118	$27.02	to	$32.77	$3,488	1.02%	0.10%	to	1.50%	21.71%	to	19.99%
*	2018		130	$22.20	to	$27.31	$3,194	0.94%	0.10%	to	1.50%	-12.50%	to	-13.71%
Voya International Index Portfolio - Class I
	2022		585	$14.59	to	$19.95	$9,709	2.93%	0.10%	to	1.40%	-14.68%	to	-15.96%
*	2021		526	$17.10	to	$23.69	$10,556	2.10%	0.10%	to	1.40%	10.75%	to	9.32%
*	2020		553	$15.44	to	$20.78	$10,245	2.58%	0.10%	to	1.75%	7.75%	to	6.02%
*	2019		631	$14.33	to	$19.60	$10,915	3.13%	0.10%	to	1.75%	21.34%	to	19.29%
*	2018		696	$11.81	to	$16.43	$10,210	3.04%	0.10%	to	1.75%	-13.80%	to	-15.27%
Voya International Index Portfolio - Class S
	2022		1		$17.95		$21	2.67%		1.25%			-15.93%
	2021		3		$21.35		$54	1.89%		1.25%			9.21%
	2020		3		$19.55		$52	1.98%		1.25%			6.31%
	2019		3		$18.39		$49	2.82%		1.25%			19.49%
	2018		3		$15.39		$42	2.17%		1.25%			-14.93%
Voya Russell™ Large Cap Growth Index Portfolio - Class I
	2022		955	$64.49	to	$53.04	$49,567	0.40%	0.10%	to	1.50%	-30.10%	to	-31.07%
*	2021		1,034	$92.26	to	$76.95	$77,734	0.51%	0.10%	to	1.50%	30.53%	to	28.72%
*	2020		1,144	$70.68	to	$54.36	$66,701	0.56%	0.10%	to	1.75%	38.32%	to	36.04%
*	2019		1,263	$51.10	to	$39.96	$53,690	0.71%	0.10%	to	1.75%	35.72%	to	33.47%
*	2018		829	$37.65	to	$29.94	$26,337	1.10%	0.10%	to	1.75%	-1.08%	to	-2.70%
Voya Russell™ Large Cap Index Portfolio - Class I
	2022		474	$39.44	to	$41.00	$19,617	0.63%	0.10%	to	2.25%	-20.15%	to	-21.85%
*	2021		515	$49.39	to	$52.46	$26,884	1.12%	0.10%	to	2.25%	27.26%	to	24.58%
*	2020		558	$38.81	to	$42.11	$23,463	1.39%	0.10%	to	2.25%	21.74%	to	19.12%
*	2019		558	$31.88	to	$35.35	$19,548	1.72%	0.10%	to	2.25%	31.19%	to	28.45%
*	2018		569	$24.30	to	$27.52	$15,637	1.71%	0.10%	to	2.25%	-3.53%	to	-5.62%

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

		Fund		Unit Fair Value			Net	Investment				Total ReturnD
		Inception	Units	Corresponding to			Assets	Income	Expense RatioC			Corresponding to
Division	Year	DateA	(000s)	Lowest to Highest Expense Ratio			(000s)	RatioB	Lowest to Highest			Lowest to Highest Expense Ratio
Voya Russell™ Large Cap Value Index Portfolio - Class I
	2022		1,289	$19.07	to	$35.18	$28,861	1.30%	0.10%	to	1.45%	-5.55%	to	-7.37%
*	2021		1,400	$20.19	to	$37.77	$33,511	2.13%	0.10%	to	1.45%	22.81%	to	21.21%
*	2020		1,520	$16.44	to	$30.06	$30,295	1.00%	0.10%	to	1.75%	1.42%	to	-0.30%
*	2019		1,742	$16.21	to	$30.15	$35,144	2.49%	0.10%	to	1.75%	25.76%	to	23.72%
*	2018		1,939	$12.89	to	$24.37	$30,700	2.37%	0.10%	to	1.75%	-6.73%	to	-8.28%
Voya Russell™ Large Cap Value Index Portfolio - Class S
	2022		26	$34.99	to	$34.26	$886	1.11%	1.25%	to	1.40%	-7.41%	to	-7.56%
	2021		30	$37.57	to	$36.85	$1,097	1.87%	1.25%	to	1.40%	21.15%	to	20.98%
	2020		30	$31.01	to	$30.46	$931	0.90%	1.25%	to	1.40%	-0.06%	to	-0.20%
	2019		35	$31.03	to	$30.52	$1,060	2.32%	1.25%	to	1.40%	24.07%	to	23.86%
	2018		39	$25.01	to	$24.64	$976	2.04%	1.25%	to	1.40%	-8.02%	to	-8.20%
Voya Russell™ Mid Cap Growth Index Portfolio - Class S
	2022		140	$46.08	to	$41.32	$2,027	0.00%	0.70%	to	1.50%	-27.67%	to	-28.24%
*	2021		147	$63.71	to	$57.58	$3,012	0.03%	0.70%	to	1.50%	11.24%	to	10.35%
*	2020		153	$57.27	to	$52.18	$2,869	0.12%	0.70%	to	1.50%	33.59%	to	32.54%
*	2019		177	$42.87	to	$39.37	$2,122	0.16%	0.70%	to	1.50%	33.59%	to	32.51%
*	2018		10	$32.09	to	$29.71	$312	0.65%	0.70%	to	1.50%	-6.03%	to	-6.78%
Voya Russell™ Mid Cap Index Portfolio - Class I
	2022		60	$35.79	to	$27.23	$1,917	0.91%	0.10%	to	1.25%	-17.71%	to	-18.62%
*	2021		58	$43.49	to	$33.46	$2,248	0.96%	0.10%	to	1.25%	22.06%	to	20.62%
*	2020		59	$35.63	to	$27.74	$1,899	1.26%	0.10%	to	1.25%	16.55%	to	15.25%
*	2019		74	$30.57	to	$24.07	$2,077	1.62%	0.10%	to	1.25%	29.81%	to	28.30%
*	2018		70	$23.55	to	$18.76	$1,516	1.45%	0.10%	to	1.25%	-9.39%	to	-10.41%
Voya Russell™ Small Cap Index Portfolio - Class I
	2022		249	$29.31	to	$10.74	$3,708	0.79%	0.10%	to	1.40%	-20.76%	to	-22.68%
*	2021		258	$36.99	to	$13.73	$4,612	0.67%	0.10%	to	1.40%	14.24%	to	12.73%
*	2020		284	$32.38	to	$12.18	$4,370	0.95%	0.10%	to	1.40%	19.44%	to	17.91%
*	2019		319	$27.11	to	$10.33	$4,261	0.62%	0.10%	to	1.40%	25.05%	to	1.87%
*	2018		64	$21.68	to	$18.67	$1,298	1.22%	0.10%	to	1.25%	-11.37%	to	-12.39%
Voya Small Company Portfolio - Class I
	2022		263	$29.46	to	$63.64	$13,866	0.00%	0.10%	to	1.50%	-16.76%	to	-17.92%
*	2021		293	$35.39	to	$77.53	$18,723	0.15%	0.10%	to	1.50%	14.64%	to	13.05%
*	2020		341	$30.87	to	$31.62	$19,054	0.50%	0.10%	to	1.90%	12.17%	to	10.14%
*	2019		376	$27.52	to	$28.71	$19,045	0.43%	0.10%	to	1.90%	26.07%	to	23.80%
*	2018		451	$21.83	to	$23.19	$18,563	0.56%	0.10%	to	1.90%	-15.91%	to	-17.44%
Voya U.S. Bond Index Portfolio - Class I
	2022		119	$13.92	to	$11.10	$1,484	2.17%	0.10%	to	1.50%	-13.22%	to	-14.35%
	2021		115	$16.04	to	$12.96	$1,653	1.87%	0.10%	to	1.50%	-1.96%	to	-3.36%
	2020		159	$16.36	to	$13.41	$2,412	3.31%	0.10%	to	1.50%	7.07%	to	5.59%
*	2019		107	$15.28	to	$12.70	$1,515	2.48%	0.10%	to	1.50%	8.22%	to	6.72%
	2018		110	$14.12	to	$11.90	$1,433	2.31%	0.10%	to	1.50%	-0.42%	to	-1.82%
Voya MidCap Opportunities Portfolio - Class I
	2022		584	$39.71	to	$41.78	$14,301	0.00%	0.10%	to	1.50%	-25.15%	to	-26.20%
*	2021		642	$53.05	to	$56.61	$21,044	0.00%	0.10%	to	1.50%	11.94%	to	10.42%
*	2020		696	$47.39	to	$25.72	$20,453	0.11%	0.10%	to	1.75%	41.00%	to	38.65%
*	2019		804	$33.61	to	$18.55	$17,032	0.28%	0.10%	to	1.75%	29.22%	to	27.14%
*	2018		909	$26.01	to	$14.59	$15,217	0.00%	0.10%	to	1.75%	-7.57%	to	-9.15%

VARIABLE ANNUITY ACCOUNT B OF
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements

		Fund		Unit Fair Value			Net	Investment				Total ReturnD
		Inception	Units	Corresponding to			Assets	Income	Expense RatioC			Corresponding to
Division	Year	DateA	(000s)	Lowest to Highest Expense Ratio			(000s)	RatioB	Lowest to Highest			Lowest to Highest Expense Ratio
Voya MidCap Opportunities Portfolio - Class S
	2022		79	$40.15	to	$23.27	$2,556	0.00%	0.95%	to	1.40%	-24.91%	to	-25.22%
*	2021		97	$54.20	to	$31.55	$4,268	0.00%	0.95%	to	1.40%	10.77%	to	10.28%
*	2020		102	$48.93	to	$28.61	$4,151	0.06%	0.95%	to	1.40%	39.44%	to	38.82%
	2019		101	$35.09	to	$20.61	$3,010	0.13%	0.95%	to	1.40%	27.83%	to	27.22%
	2018		124	$27.45	to	$16.20	$2,910	0.00%	0.95%	to	1.40%	-8.59%	to	-8.99%
Voya SmallCap Opportunities Portfolio - Class I
	2022		61	$29.40	to	$22.28	$1,645	0.00%	0.10%	to	1.25%	-23.16%	to	-24.06%
	2021		63	$38.26	to	$29.34	$2,218	0.00%	0.10%	to	1.25%	4.56%	to	3.38%
	2020		61	$36.59	to	$28.38	$2,047	0.00%	0.10%	to	1.25%	26.22%	to	24.80%
*	2019		89	$28.99	to	$22.74	$2,417	0.00%	0.10%	to	1.25%	25.55%	to	24.13%
*	2018		99	$23.09	to	$18.32	$2,148	0.00%	0.10%	to	1.25%	-15.94%	to	-16.92%
Voya SmallCap Opportunities Portfolio - Class S
	2022		74	$21.43	to	$18.60	$1,477	0.00%	0.95%	to	1.40%	-24.49%	to	-24.82%
	2021		80	$28.21	to	$24.59	$2,117	0.00%	0.95%	to	1.40%	3.41%	to	2.93%
*	2020		102	$27.28	to	$23.89	$2,601	0.00%	0.95%	to	1.40%	24.85%	to	24.30%
	2019		111	$21.85	to	$19.22	$2,265	0.00%	0.95%	to	1.40%	24.15%	to	23.60%
*	2018		129	$17.60	to	$15.55	$2,133	0.00%	0.95%	to	1.40%	-16.86%	to	-17.24%
Wanger Acorn
	2022		41	$29.76	to	$30.11	$1,227	0.00%	0.10%	to	1.50%	-33.54%	to	-34.44%
*	2021		55	$44.78	to	$45.93	$2,523	0.75%	0.10%	to	1.50%	8.79%	to	7.26%
*	2020		59	$41.16	to	$42.82	$2,524	0.00%	0.10%	to	1.50%	24.09%	to	22.38%
*	2019		65	$33.17	to	$34.99	$2,210	0.25%	0.10%	to	1.50%	31.00%	to	29.16%
*	2018		62	$25.32	to	$27.09	$1,645	0.13%	0.10%	to	1.50%	-1.56%	to	-2.94%
Wanger International
	2022		80	$17.93	to	$13.02	$1,282	0.77%	0.10%	to	1.50%	-33.89%	to	-34.83%
	2021		86	$27.12	to	$19.98	$2,073	0.52%	0.10%	to	1.50%	18.69%	to	17.05%
	2020		86	$22.85	to	$17.07	$1,775	1.72%	0.10%	to	1.50%	14.25%	to	12.67%
	2019		103	$20.00	to	$15.15	$1,839	0.78%	0.10%	to	1.50%	29.87%	to	28.06%
	2018		119	$15.40	to	$11.83	$1,641	2.26%	0.10%	to	1.50%	-17.78%	to	-18.97%
Wanger Select
	2022		49	$23.09	to	$25.97	$1,132	0.00%	0.10%	to	1.50%	-34.90%	to	-35.81%
*	2021		49	$35.47	to	$40.46	$1,752	0.00%	0.10%	to	1.50%	5.72%	to	4.25%
*	2020		46	$33.55	to	$38.81	$1,563	0.76%	0.10%	to	1.50%	26.56%	to	24.79%
*	2019		65	$26.51	to	$31.10	$1,846	0.08%	0.10%	to	1.50%	29.13%	to	27.35%
*	2018		85	$20.53	to	$24.42	$1,934	0.19%	0.10%	to	1.50%	-12.49%	to	-13.71%

*	We identified immaterial errors in certain divisions related to the unit fair value and/or total return corresponding to the lowest to highest expense ratios which were corrected in 2022.
A	The Fund Inception Date represents the first date the fund received money.
B	The Investment Income Ratio represents dividends received by the Division, excluding capital gains distributions, divided by the average net assets. The recognition of investment income is determined by the timing of the declaration of dividends by the underlying fund in which the Division invests.
C	The Expense Ratio considers only the annualized contract expenses borne directly by the Account, excluding expenses charged through the redemption of units, and is equal to the mortality and expense, administrative, and other charges, as defined in the Charges and Fees Note.
D	Total Return is calculated as the change in unit value for each Contract presented in the Statements of Assets and Liabilities. These percentages represent the range of total returns available as of the report date and correspond with the expense ratio lowest to highest.

(b)	As investment Division had no investments until 2019, this data is not meaningful and therefore not presented.
(c)	As investment Division had no investments until 2020, this data is not meaningful and therefore not presented.
(d)	As investment Division had no investments until 2021, this data is not meaningful and therefore not presented.

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
——————————————————————
FORM 10-K

(Mark One)
☒	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the fiscal year ended December 31, 2022

OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the transition period from ______________ to ______________

Commission File Number: 033-23376

VOYA RETIREMENT INSURANCE & ANNUITY CO

(Exact name of registrant as specified in its charter)

Connecticut	71-0294708
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

One Orange Way
Windsor, Connecticut	06095-4774
(Address of principal executive offices)	(Zip Code)
(860) 580-4646
(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:
None

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.    ☐ Yes       ☒ No
Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act    ☐ Yes       ☒ No

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports) and (2) has been subject to such filing requirements for the past 90 days. ☒ Yes       ☐ No

Indicate by check mark whether the registrant has submitted electronically every Interactive Data File required to be submitted pursuant to Rule 405 of Regulation S-T (§ 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit such files). ☒ Yes       ☐ No

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See the definitions of "large accelerated filer", "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☒	Smaller reporting company	☐
		Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.			☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).        ☐ Yes       ☒ No
State the aggregate market value of the voting and non-voting common equity held by non-affiliates: None

APPLICABLE ONLY TO REGISTRANTS INVOLVED IN BANKRUPTCY PROCEEDINGS DURING THE PRECEDING FIVE YEARS:
Indicate by check mark whether the registrant has filed all documents and reports required to be filed by Sections 12, 13 or 15(d) of the Securities Exchange Act of 1934 subsequent to the distribution of securities under a plan confirmed by a court. ☐ Yes ☐ No

As of March 3, 2023, 55,000 shares of Common Stock, $50 par value were outstanding, all of which were directly owned by Voya Holdings Inc.
NOTE:  WHEREAS VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY MEETS THE CONDITIONS SET FORTH IN GENERAL INSTRUCTION I(1)(a) AND (b) OF FORM 10-K, THIS FORM IS BEING FILED WITH THE REDUCED DISCLOSURE FORMAT PURSUANT TO GENERAL INSTRUCTION I(2).

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Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Form 10-K for the period ended December 31, 2022

2

As used in this Annual Report on Form 10-K, "VRIAC" refers to Voya Retirement Insurance and Annuity Company and the "Company," "we," "our" and "us" refer to VRIAC and its wholly owned subsidiaries.

NOTE CONCERNING FORWARD-LOOKING STATEMENTS

This Annual Report on Form 10-K, including "Risk Factors," "Management's Narrative Analysis of the Results of Operations and Financial Condition" and "Business" contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements relating to future developments in our business or expectations for our future financial performance and any statement not involving a historical fact. Forward-looking statements use words such as "anticipate," "believe," "estimate," "expect," "intend," "plan," and other words and terms of similar meaning in connection with a discussion of future operating or financial performance. Actual results, performance or events may differ materially from those projected in any forward-looking statement due to, among other things, (i) general economic conditions, particularly economic conditions in our core markets, (ii) performance of financial markets, including emerging markets, (iii) the frequency and severity of insured loss events, (iv) the effects of natural or man-made disasters, including pandemic events and cyber terrorism or cyber attacks, and specifically the current COVID-19 pandemic event (v) mortality and morbidity levels, (vi) persistency and lapse levels, (vii) interest rates, (viii) currency exchange rates, (ix) general competitive factors, (x) changes in laws and regulations, such as those relating to Federal taxation, state insurance regulations and NAIC regulations and guidelines; (xi) changes in the policies of governments and/or regulatory authorities; and (xii) our parent company, Voya Financial, Inc.'s ability to successfully manage the separation of the Individual Life Transaction that closed on January 4, 2021, including the transition services on the expected timeline and economic terms, and (xiv) other factors described in Part I, Item 1A. Risk Factors.

The risks included here are not exhaustive. Current reports on Form 8-K and other documents filed with the Securities and Exchange Commission ("SEC") include additional factors that could affect our businesses and financial performance. Moreover, we operate in a rapidly changing and competitive environment. New risk factors emerge from time to time, and it is not possible for management to predict all such risk factors.

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PART I
Item 1.    Business
(Dollar amounts in millions, unless otherwise stated)

Organization of Business

Voya Retirement Insurance and Annuity Company ("VRIAC") is a stock life insurance company domiciled in the State of Connecticut. VRIAC and its wholly owned subsidiaries (collectively, "the Company") provide financial products and services in the United States. VRIAC is authorized to conduct its insurance business in all states and in the District of Columbia, Guam, Puerto Rico and the Virgin Islands.

Prior to May 2013, Voya Financial, Inc., together with its subsidiaries, including the Company was an indirect, wholly owned subsidiary of ING Groep N.V. ("ING Group" or "ING"), a global financial services holding company based in The Netherlands. In May 2013, Voya Financial, Inc. completed its initial public offering of common stock, including the issuance and sale of common stock by Voya Financial, Inc. and the sale of shares of common stock owned indirectly by ING Group. ING Group completely divested its ownership of Voya Financial, Inc. common stock between 2013 and 2015.

VRIAC is a direct, wholly owned subsidiary of Voya Holdings Inc. ("Parent"), which is a direct, wholly owned subsidiary of Voya Financial, Inc. ("Voya Financial").

On January 4, 2021, VRIAC’s ultimate parent, Voya Financial Inc. ("Voya Financial"), completed a series of transactions pursuant to a Master Transaction Agreement (the “Resolution MTA”) entered into on December 18, 2019 with Resolution Life U.S. Holdings Inc., a Delaware corporation (“Resolution Life US”), pursuant to which Resolution Life US acquired all of the shares of the capital stock of several of Voya Financial's subsidiaries, including Security Life of Denver Company ("SLD").

Concurrently with the sale, SLD entered into reinsurance agreements with insurance subsidiaries of Voya Financial, including VRIAC. Pursuant to these agreements, these subsidiaries reinsured to SLD certain in-scope individual life insurance and annuities businesses. VRIAC remains a subsidiary of Voya Financial. These reinsurance transactions were substantially carried out on a coinsurance or modified coinsurance basis, with SLD’s reinsurance obligations collateralized by invested assets placed in a comfort trust. The reinsurance agreements along with the sale of the legal entities noted above (referred to as the "Individual Life Transaction") resulted in the disposition of substantially all of Voya Financial's life insurance and legacy non-retirement annuity businesses and related assets. Pursuant to the Individual Life Transaction, VRIAC's reserves related to legacy non-retirement annuity business as well as pension risk transfer products were ceded to SLD and related assets were transferred.

Effective as of March 1, 2021, VRIAC acquired 49.9% of the issued and outstanding common stock of Voya Special Investments, Inc. from Voya Financial. The investment has been accounted for as an equity method investment and recognized within Other investments in Consolidated Balance Sheets. Also, effective as of March 1, 2021, the Company acquired $80 million of Security Life of Denver Company ("SLD") issued surplus notes and $73 million of Resolution (Life U.S. Intermediate Holdings Ltd.) issued preferred shares from affiliated entities, which were received in connection with the Individual Life Transaction.

Description of Business

We offer qualified and non-qualified annuity contracts that include a variety of funding and payout options for employer-sponsored retirement plans as well as some individual plans qualified under Internal Revenue Code Sections 401, 403, 408, 457 and 501, as well as non-qualified deferred compensation plans and related services. Our products are offered primarily to small and mid-sized corporations, public and private school systems, higher education institutions, hospitals and healthcare facilities, not-for-profit organizations, state and local governments, and individuals. We also provide stable value investment options, including separate account guaranteed investment contracts (e.g., GICs) and synthetic GICs, to institutional clients. Pension risk transfer group annuity solutions were previously offered to institutional plan sponsors who needed to transfer their defined benefit plan obligations to us. We discontinued sales of these solutions in late 2016 to better align business activities to our priorities. This business was transferred as part of the Individual Life Transaction described further under "Organization of Business". Our products are generally distributed through third-party brokers and advisors, third-party administrators, pension consultants, and representatives associated with Voya Financial's owned broker-dealer and investment advisor, VFA. We have one operating segment, which offers the products described below.

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Products and Services

Our products include deferred and immediate (i.e., payout) annuity contracts. Our products also include programs offered to qualified plans and non-qualified deferred compensation plans that package administrative and record-keeping services, participant education, and a broad suite of financial wellness offerings including retirement and financial planning guidance and advisory products, tools and services along with a variety of variable and fixed investment solutions that include proprietary and non-proprietary options. In addition, we offer wrapper agreements entered into with retirement plans, which contain certain benefit responsive guarantees (i.e., guarantees of principal and previously accrued interest for benefits paid under the terms of the plan) with respect to portfolios of plan-owned assets not invested with us. Stable value products are also provided to institutional plan sponsors where we may or may not be providing other employer sponsored products and services.

Annuity contracts offered by us contain variable and fixed investment options. Variable options generally provide for assumption by the customer of investment risks. Assets supporting variable annuity options are held in separate accounts that invest in mutual funds distributed by VRIAC and managed and/or distributed by its affiliates, or unaffiliated entities. Variable separate account investment income and realized capital gains and losses are not reflected in the Consolidated Statements of Operations.

Fixed options are either "fully-guaranteed" or "experience-rated." Fully-guaranteed fixed options provide guarantees on investment returns and maturity values. Experience-rated fixed options require the contract owner to assume certain investment risks, including realized capital gains and losses on the sale of invested assets and other risks subject to, among other things, principal and interest guarantees.

Fixed Indexed Annuities ("FIA") credit interest based on allocations selected by a customer in one or more of the strategies we offer and upon policy parameters that we set. The FIA strategies include a fixed interest option as well as options based on performance of various external financial market indices. Each FIA also offers a minimum value available to the client based on non-forfeiture regulations. The crediting mechanism for FIA exposes us to changes in equity indices such as the Standard & Poor's 500 Index ("S&P 500"), the Dow Jones Euro Stoxx 50, the Standard & Poor's 400 Index ("S&P 400") Midcap and the Russell 2000 indices. For accounting purposes, the index return component of a FIA is considered an embedded derivative.

Our variable annuities may offer one or more of the following guaranteed minimum death benefits:

Guaranteed Minimum Death Benefits ("GMDBs"):

•Standard - Guarantees that, upon death of the individual specified in the policy, the death benefit will be no less than the premiums paid by the customer, adjusted for withdrawals.
•Ratchet - Guarantees that, upon death of the individual specified in the policy, the death benefit will be no less than the greater of (1) Standard or (2) the maximum policy anniversary (or quarterly) value of the variable annuity, adjusted for withdrawals.
•Rollup - Guarantees that, upon death of the individual specified in the policy, the death benefit will be no less than the aggregate premiums paid by the contract owner, with interest at the contractual rate per annum, adjusted for withdrawals. The rollup may be subject to a maximum cap on the total benefit.
•Combo - Guarantees that, upon death of the individual specified in the policy, the death benefit will be no less than the greater of (1) Ratchet or (2) Rollup.

Variable annuities with a death benefit equal to the product's account value, or the greater of the product's account value and the Standard Death Benefit are currently being offered. All other versions have been discontinued.

Variable annuity contracts containing GMDBs expose us to equity risk. A decrease in the equity markets may cause a decrease in the account values, thereby increasing the possibility that we may be required to pay amounts to customers due to guaranteed death benefits. An increase in the value of the equity markets may increase account values for these contracts, thereby decreasing our risk associated with the GMDBs. Contracts with non-standard GMDB features are reinsured to third party reinsurers to mitigate the risk produced by such guaranteed minimum death benefits. Furthermore, contracts with standard GMDB features are generally out of the money so the risk associated with these contracts is unlikely to materialize in the near future.

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Other Minimum Guarantees

Other variable annuity contracts contain minimum interest rate guarantees and allow the contract holder to select either the market value of the account or the book value of the account at termination. The book value of the account is equal to deposits plus interest, less any withdrawals. Under the terms of the contract, the book value settlement is paid out over time. These guarantees are offered in our Stabilizer and managed custody guarantee products ("MCG").

Fees and Margins

Insurance and expense charges, investment management fees and other fees earned by us vary by product and depend on, among other factors, the funding option selected by the customer under the product. For annuity products where assets are allocated to variable funding options through a separate account, we may charge the separate account asset-based insurance and expense fees.

In addition, where the customer selects a variable funding option, we may receive compensation from the fund's adviser, administrator, or other affiliated entity, for the performance of certain administrative, recordkeeping or other services. This compensation, which may be deducted from fund assets, may include a share of the management fee, service fees, 12b-1 distribution fees or other revenues based on a percentage of average net assets held in the fund by us. For funds managed by an affiliate, additional compensation may be received in the form of intercompany payments from the fund's investment advisor or the investment advisor's parent in order to allocate revenue and profits across the organization.

For fixed funding options, we earn a margin that is based on the difference between income earned on the investments supporting the liability and interest credited to customers.

In connection with programs offered to qualified plans and non-qualified deferred compensation plans that package administrative and recordkeeping services along with a menu of investment options, we may receive 12b-1 and service plan fees, as well as compensation from the affiliated or non-affiliated fund's advisor, administrator, or other affiliated entity for the performance of certain shareholder services.

We may also receive other fees or charges depending on the nature of the products.

Strategy, Method of Distribution and Principal Markets

Our products are offered primarily to small and mid-sized corporations, public and private school systems, higher education institutions, hospitals and healthcare facilities, not-for-profit organizations, state and local governments, and individuals. Our products are generally distributed through independent brokers and advisors, third-party administrators, consultants, and representatives associated with Voya Financial's owned broker-dealer and investment advisor, VFA.

We are not dependent upon any single customer and no single customer accounted for more than 10% of consolidated revenue in 2022. In addition, the loss of business from any one, or a few, independent brokers or agents would not have a material adverse effect on us.

Assets Under Management and Administration

A substantial portion of our fees, other charges and margins, are based on assets under management ("AUM"). AUM represents on-balance sheet assets supporting customer account values/liabilities and surplus as well as off-balance sheet institutional/mutual funds. Customer account values reflect the amount of policyholder equity that has accumulated within retirement and annuity products. AUM includes general account assets in which we bear the investment risk, separate account assets in which the contract owner bears the investment risk and institutional/mutual funds, which are excluded from our balance sheets. AUM-based revenues increase or decrease with a rise or fall in the amount of AUM, whether caused by changes in capital markets or by net flows.

AUM is principally affected by net deposits (i.e., new deposits, less surrenders and other outflows) and investment performance (i.e., interest credited to contract owner accounts for assets that earn a fixed return or market performance for assets that earn a variable return). Assets under administration ("AUA") represent accumulated assets on contracts pursuant to which we either provide administrative services or product guarantees for assets managed by third parties. Fees earned on AUA are generally

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based on the number of participants, asset levels and/or the level of services or product guarantees that are provided. The AUM, AUA and deposits, were as follows as of and for the periods indicated:

	December 31,
	2022	2021
Deposits:
Variable annuities	$9,143	$9,439
Fixed annuities	2,009	2,153
Total annuities	11,152	11,592
Other products	755	802
Total deposits	$11,907	$12,394

Assets under management:
Variable annuities	$69,010	$86,758
Fixed annuities	29,438	28,910
Total annuities	98,448	115,668
Other products	10,684	12,329
Total assets under management	$109,132	$127,997

Assets under administration	348,784	388,611
Total assets under management and administration	$457,916	$516,608

Competition

Within the retirement business, competition from traditional insurance carriers, 403(b) and 457 plan providers, as well as banks, mutual fund companies and other investment managers, offers consumers many choices. Principal competitive factors are reputation for investment performance, product features, service, cost and the perceived financial strength of the investment manager. Competition may affect, among other matters, both business growth and the pricing of our products and services.

Reinsurance Arrangements

We utilize indemnity reinsurance agreements to reduce our exposure to losses from our annuity insurance business. Reinsurance permits recovery of a portion of losses from reinsurers, although it does not discharge our primary liability as the direct insurer of the risks. Reinsurance treaties are structured as monthly or yearly renewable term, coinsurance, or modified coinsurance. All agreements that we currently have relate to specifically-identified blocks of business or contracts; therefore the agreements do not cover new contracts written, if any.

See Liquidity and Capital Resources-Reinsurance in Management's Narrative Analysis of the Results of Operations and Financial Condition in Part II, Item 7. of this Annual Report on Form 10-K for further discussion of our reinsurance arrangements.

Investment Overview and Strategy

Our investment strategy seeks to achieve sustainable risk-adjusted returns by focusing on principal preservation, disciplined matching of asset characteristics with liability requirements and the diversification of risks. Investment activities are undertaken according to investment policy statements that contain internally established guidelines and risk tolerances and in all cases are required to comply with applicable laws and insurance regulations. Risk tolerances are established for credit risk, credit spread risk, market risk, liquidity risk and concentration risk across issuers, sectors and asset types that seek to mitigate the impact of cash flow variability arising from these risks.

Investments are managed by Voya Investment Management LLC, our affiliate, pursuant to an investment advisory agreement. Portfolios are established for groups of products with similar liability characteristics within us. Our investment portfolio consists largely of high quality fixed maturity securities and short-term investments, investments in commercial mortgage loans, limited partnerships and other instruments, including a small amount of equity holdings. Fixed maturity securities include

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publicly issued corporate bonds, government bonds, privately placed notes and bonds, mortgage-backed securities and asset-backed securities. We use derivatives for hedging purposes and to replicate exposure to other assets as a more efficient means of assuming credit exposure similar to bonds of the underlying issuer(s).

Employees and Other Shared Services

VRIAC had 1,705 employees as of December 31, 2022, primarily focused on managing new business processing, product distribution, marketing, customer service and product management for us and certain of our affiliates, as well as providing product development, actuarial and finance services to us and certain of our affiliates. We also utilize services provided by Voya Services Company and other affiliates. These services include risk management, human resources, investment management, information technology, legal and compliance services, as well as other new business processing, actuarial and finance related services. The affiliated companies are reimbursed for our use of various services and facilities under a variety of intercompany agreements.

REGULATION

Our operations and businesses are subject to a significant number of Federal and state laws, regulations, administrative determinations.

Following is a description of certain legal and regulatory frameworks to which we are or may be subject.

Insurance Regulation

Our operations are subject to comprehensive regulation and supervision under U.S. state and federal laws. Each U.S. state, the District of Columbia and U.S. territories and possessions have insurance laws that apply to companies licensed to carry on an insurance business in the jurisdiction. We are subject to the insurance laws of the State of Connecticut, where we are domiciled and other jurisdictions in which we transact business. The primary regulators of our insurance operations are the insurance departments of Connecticut and New York.

State insurance regulators have broad administrative powers with respect to all aspects of the insurance business including: licensing to transact business, licensing agents, admittance of assets to statutory surplus, regulating premium rates for certain insurance products, approving policy forms, regulating unfair trade and claims practices, establishing reserve requirements and solvency standards, establishing credit for reinsurance requirements, fixing maximum interest rates on life insurance policy loans and minimum accumulation or surrender values and other matters. State insurance laws and regulations include numerous provisions governing the marketplace conduct of insurers, including provisions governing the form and content of disclosures to consumers, product illustrations, advertising, product replacement, suitability, sales and underwriting practices, complaint handling and claims handling. State regulators enforce these provisions through periodic market conduct examinations. State insurance laws and regulations regulating affiliate transactions, the payment of dividends and change of control transactions are discussed in greater detail below.

State insurance laws and regulations require us to file financial statements with state insurance regulators everywhere we are licensed and our operations and accounts are subject to examination by those regulators at any time. We prepare statutory financial statements in accordance with accounting practices and procedures developed by regulators to monitor and regulate the solvency of insurance companies and their ability to pay current and future policyholder obligations. The National Association of Insurance Commissioners (the "NAIC") has approved these uniform statutory accounting principles ("SAP") which have in turn been adopted, in some cases with minor modifications, by all state insurance regulators.

We are subject to periodic financial examinations and other inquiries and investigations by our state insurance regulators and other state law enforcement agencies and attorneys general.

Insurance Holding Company Regulation

Because we are part of an affiliated group of companies, we are subject to the insurance holding company law of the State of Connecticut, our state of domicile. State insurance holding company law generally requires each insurance company directly or indirectly owned by the holding company to register with the insurance regulator in the insurance company’s state of domicile and to furnish annually financial and other information about the operations of companies within the holding company system. Generally, all transactions affecting the insurers in the holding company system must be fair and reasonable and, if material, require prior notice and approval or non-disapproval by the state’s insurance regulator.

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Change of Control. State insurance holding company regulations, including those of Connecticut, generally provide that no person, corporation or other entity may acquire control of an insurance company, or a controlling interest in any parent company of an insurance company, without the prior approval of such insurance company’s domiciliary state insurance regulator. Under Connecticut law, any person acquiring, directly or indirectly, 10% or more of the voting securities of an insurance company is presumed to have acquired "control" of the company. This statutory presumption of control may be rebutted by a showing that control does not exist in fact. Our Connecticut insurance regulators, however, may find that "control" exists in circumstances in which a person owns or controls less than 10% of voting securities.

To obtain approval of any change in control, any proposed acquirer must file with the Connecticut Insurance Department an application disclosing, among other information, its background, financial condition, the financial condition of its affiliates, the source and amount of funds by which it will affect the acquisition, the criteria used in determining the nature and amount of consideration to be paid for the acquisition, proposed changes in the management and operations of the insurance company and other related matters.

Any purchaser of shares of common stock representing 10% or more of the voting power of our capital stock or that of Voya Financial, Inc. will be presumed to have acquired control of our Company unless, following application by that purchaser with the Connecticut Insurance Department or the Insurance Commissioner determines otherwise.

NAIC Regulations. The current insurance holding company model act and regulations (the "NAIC Regulations"), a version of which has been adopted by our domicile states, include a requirement that an insurance holding company system's ultimate controlling person submit annually to its lead state insurance regulator an "enterprise risk report" that identifies activities, circumstances or events involving one or more affiliates of an insurer that, if not remedied properly, are likely to have a material adverse effect upon the financial condition or liquidity of the insurer or its insurance holding company system as a whole. The NAIC Regulations also include a provision requiring a controlling person to submit prior notice to its domiciliary insurance regulator of a divestiture of control. Connecticut adopted its version of the NAIC Regulations.

The NAIC's "Solvency Modernization Initiative" focuses on: (1) capital requirements; (2) corporate governance and risk management; (3) group supervision; (4) statutory accounting and financial reporting; and (5) reinsurance. This initiative has resulted in the adoption by the NAIC, and our insurance subsidiaries' domicile states, of the Risk Management and Own Risk and Solvency Assessment Model Act ("ORSA"). ORSA requires that insurers maintain a risk management framework and conduct an internal own risk and solvency assessment of the insurer's material risks in normal and stressed environments. The assessment must be documented in a confidential annual summary report, a copy of which must be made available to regulators as required or upon request. In accordance with statutory requirements, Voya Financial, Inc. regularly prepares and submits ORSA summary reports on behalf of the consolidated enterprise to the Connecticut Insurance Department, the legal insurance regulator of Voya Financial, Inc.'s consolidated enterprise. This initiative also resulted in the adoption by the NAIC and several of our insurance subsidiary domiciliary regulators of the Corporate Governance Annual Filing Model Act, which requires insurers, including Voya, to make an annual confidential filing regarding their corporate governance policies.

Dividend Payment Restrictions. The insurance law of an insurance company's state of domicile imposes certain restrictions on a domiciliary insurance company's ability to pay dividends to its parent. These restrictions are based in part on the prior year’s statutory income and surplus. In general, dividends up to specified levels are considered ordinary and may be paid without prior approval. Dividends in larger amounts, or extraordinary dividends, are subject to approval by the insurance commissioner of the state of domicile of the insurance subsidiary proposing to pay the dividend. In addition, under Connecticut insurance law, no dividend or other distribution exceeding an amount equal to an insurance company's earned surplus may be paid without the domiciliary insurance regulator's prior approval.

Financial Regulation

Policy and Contract Reserve Sufficiency Analysis. Under the laws and regulations of Connecticut, we are required to conduct annual analyses of the sufficiency of our statutory reserves. Other jurisdictions in which we are licensed may have certain reserve requirements that differ from our state of domicile. In each case, a qualified actuary must submit an opinion that states that the aggregate statutory reserves, when considered in light of the assets held with respect to such reserves, are sufficient to meet the insurer's contractual obligations and related expenses. If such an opinion cannot be rendered, the affected insurer must set up additional statutory reserves by moving funds from available statutory surplus. We submit these opinions annually to applicable insurance regulatory authorities.

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Surplus and Capital Requirements. Insurance regulators have the discretionary authority, in connection with the ongoing licensing of insurance companies, to limit or prohibit the ability of an insurer to issue new policies if, in the regulators' judgment, the insurer is not maintaining a minimum amount of surplus or is in hazardous financial condition. Insurance regulators may also limit the ability of an insurer to issue new life insurance policies and annuity contracts above an amount based upon the face amount and premiums of policies of a similar type issued in the prior year. We do not currently believe that the current or anticipated levels of our statutory surplus present a material risk that any such regulator would limit the amount of new policies that we may issue.

Risk-Based Capital. The NAIC has adopted risk-based capital ("RBC") requirements for life, health and property and casualty insurance companies. The requirements provide a method for analyzing the minimum amount of adjusted capital (statutory capital and surplus plus other adjustments) appropriate for an insurance company to support its overall business operations, taking into account the risk characteristics of the company's assets, liabilities and certain off-balance sheet items. State insurance regulators use the RBC requirements as an early warning tool to identify possibly inadequately capitalized insurers. An insurance company found to have insufficient statutory capital based on its RBC ratio may be subject to varying levels of additional regulatory oversight depending on the level of capital inadequacy. As of December 31, 2022, our Total Adjusted Capital exceeded statutory minimum RBC levels that would require any regulatory or corrective action.

IRIS Tests. The NAIC has developed a set of financial relationships or tests known as the Insurance Regulatory Information System ("IRIS") to assist state regulators in monitoring the financial condition of U.S. insurance companies and identifying companies requiring special attention or action. For IRIS ratio purposes, we submit data to the NAIC on an annual basis. The NAIC analyzes this data using prescribed financial data ratios. A ratio falling outside the prescribed "usual range" is not considered a failing result. Rather, unusual values are viewed as part of the regulatory early monitoring system. In many cases, it is not unusual for financially sound companies to have one or more ratios that fall outside the usual range.

Regulators typically investigate or monitor an insurance company if its IRIS ratios fall outside the prescribed usual range for four or more of the ratios, but each state has the right to inquire about any ratios falling outside the usual range. The inquiries made by state insurance regulators into an insurance company's IRIS ratios can take various forms.

We do not anticipate regulatory action as a result of the 2022 IRIS ratio results.

Insurance Guaranty Associations. Each state has insurance guaranty association laws that require insurance companies doing business in the state to participate in various types of guaranty associations or other similar arrangements. The laws are designed to protect policyholders from losses under insurance policies issued by insurance companies that become impaired or insolvent. Typically, these associations levy assessments, up to prescribed limits, on member insurers on the basis of the member insurer’s proportionate share of the business in the relevant jurisdiction in the lines of business in which the impaired or insolvent insurer is engaged. Some jurisdictions permit member insurers to recover assessments that they paid through full or partial premium tax offsets, usually over a period of years.

We accrue the cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations and the amount of premiums written in each state. We have estimated this undiscounted liability to be minimal as of December 31, 2022 and 2021. We have also recorded an asset of $8 million and $8 million as of December 31, 2022 and 2021, respectively, for future credits to premium taxes. We estimate our liabilities for future assessments under state insurance guaranty association laws. We believe the reserves established are adequate for future assessments relating to insurance companies that are currently subject to insolvency proceedings.

Cybersecurity Regulatory Activity

The NAIC, numerous state and federal regulatory bodies and self-regulatory organizations like FINRA are focused on cybersecurity standards both for the financial services industry and for all companies that collect personal information, and have proposed and enacted legislation and regulations, and issued guidance regarding cybersecurity standards and protocols. These laws and regulations constantly evolve and remain subject to significant change. In addition, the application and interpretation of these laws and regulations are often uncertain.

In response to the growing threat of cyber-attacks in the insurance industry, certain jurisdictions have begun to consider new cybersecurity measures, including the adoption of cybersecurity regulations. On October 24, 2017, the NAIC adopted its Insurance Data Security Model Law (the “Model Law”), intended to serve as model legislation for states to enact in order to govern cybersecurity and data protection practices of insurers, insurance agents, and other licensed entities registered under state insurance laws. These laws are designed to ensure that licensees of the Department of Insurance in these states have strong

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and aggressive cybersecurity programs to protect the personal data of their customers. Alabama, Connecticut, Delaware, Indiana, Iowa, Louisiana, Maine, Michigan, Mississippi, New Hampshire, North Dakota, Ohio, South Carolina and Virginia have adopted versions of the Model Law, each with a different effective date, and other states may adopt versions of the Model Law in the future. In February 2017, the New York Department of Financial Services ("NYDFS") issued final Cybersecurity Requirements for Financial Services Companies that is not based on the Model Law, that requires banks, insurance companies, and other financial services institutions regulated by the NYDFS, including us, to establish and maintain a comprehensive cybersecurity program "designed to protect consumers and ensure the safety and soundness of New York State's financial services industry". NYDFS’s Cybersecurity Requirements specifically provide for: (i) controls relating to the governance framework for a cybersecurity program; (ii) risk-based minimum standards for technology systems for data protection; (iii) minimum standards for cyber breach responses and business continuity and disaster recovery, including notice to the NYDFS of material events; and (iv) identification and documentation of material deficiencies, remediation plans and annual certification of regulatory compliance with the NYDFS. In November 2022, the NYDFS proposed amendments to its cybersecurity regulations that would call for increased mandatory controls and additional cybersecurity requirements for larger companies.

During 2023, we expect cybersecurity risk management, prioritization and reporting to continue to be an area of significant focus by governments, regulatory bodies and self-regulatory organizations at all levels.

Securities Regulation Affecting Insurance Operations

We sell group variable annuities that are registered with and regulated by the SEC as securities under the Securities Act of 1933, as amended (the "Securities Act"). These products are issued through separate accounts that are registered as investment companies under the Investment Company Act, and are regulated by state law. Each separate account is generally divided into sub-accounts, each of which invests in an underlying mutual fund which is itself a registered investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"). Our mutual funds, and in certain states, our variable annuity products, are subject to filing and other requirements under state securities laws. Federal and state securities laws and regulations are primarily intended to protect investors and generally grant broad rulemaking and enforcement powers to regulatory agencies.

In June 2019, the SEC adopted Regulation Best Interest (“Regulation BI”). Among other things, Regulation BI applies a heightened “best interest” standard to broker-dealers and their associated persons, including our retail broker-dealer, Voya Financial Advisors, when they make securities investment recommendations to retail customers.

Federal Initiatives Affecting Insurance Operations

The U.S. federal government generally does not directly regulate the insurance business. Federal legislation and administrative policies in several areas can significantly affect insurance companies. These areas include federal pension regulation, financial services regulation, federal tax laws relating to life insurance companies and their products and the USA PATRIOT Act of 2001 (the "Patriot Act") requiring, among other things, the establishment of anti-money laundering monitoring programs.

Regulation of Retirement Products and Services

Our retirement products and services are subject to federal and state tax, securities, fiduciary (including the Employment Retirement Income Security Act ("ERISA")), insurance and other laws and regulations. The SEC, FINRA, state securities commissions, state banking and insurance departments and the Department of Labor ("DOL") and the Treasury Department are the principal regulators that regulate these products and services.

Federal and state securities laws and regulations are primarily intended to protect investors in the securities markets and generally grant regulatory agencies broad enforcement and rulemaking powers, including the power to limit or restrict the conduct of business in the event of non-compliance with such laws and regulations. Federal and state securities regulatory authorities and FINRA from time to time make inquiries and conduct examinations regarding compliance by us, our subsidiaries and affiliates with securities and other laws and regulations.

Department of Labor Rules Regarding Fiduciaries

In December 2020, the Department of Labor (“DOL”) adopted a revised interpretation to the five part test to determine investment advice fiduciary status under Title I of ERISA and a new prohibited transaction exemption (PTE 2020-02) that, subject to certain requirements, allows investment advice fiduciaries to receive compensation that might otherwise have been considered an ERISA prohibited transaction. In April 2021, the DOL stated that it anticipates amending the 2020 investment

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advice fiduciary regulation and PTE 2020-02, which amendment did not occur in 2022 and is now expected in 2023. We do not believe compliance with the fiduciary interpretation or the prohibited transaction exemption as currently adopted will have a material impact on us. We anticipate that other state and federal regulators may follow with their own rules applicable to investment recommendations relating to other separate or overlapping investment products and accounts, such as insurance products and retirement accounts. If anticipated amendments to these rules render them more onerous than Regulation Best Interest ("Regulation BI") and existing DOL rules, or result in a conflict with Regulation BI , the impact on us could be more substantial.

In November 2020 and December 2020, the DOL adopted final rules which included provisions that significantly limited plan fiduciaries' consideration of non-pecuniary factors when selecting investments, proxy voting and exercising other shareholder rights. In March 2021, the DOL announced that it was reviewing the 2020 investment selection and proxy voting rules and issued an enforcement policy statement that the DOL would not enforce these rules until the publication of further guidance. In November 2022, the DOL announced a final rule that clarified that a fiduciary's duty of prudence must be based on factors that the fiduciary reasonably determines are relevant to a risk and return analysis and that such factors may also include the economic effects of climate change and other ESG considerations in selecting investments or exercising shareholder rights, such as proxy voting. We do not believe that the revised investment selection and proxy voting rules will have a material impact on us.

SECURE 2.0 Act

On December 23, 2022, Congress passed the Consolidated Appropriations Act, 2023, containing the SECURE 2.0 Act of 2022 ("SECURE 2.0"), which was signed into law by President Biden on December 29, 2022. SECURE 2.0 includes a number of provisions related to retirement plans that: (1) expand participant coverage; (2) facilitate the establishment of retirement plans by smaller employers; (3) facilitate the creation of emergency savings accounts; (4) facilitate opportunities for participants with student debt to begin building retirement savings; and (5) simplify plan rules. These provisions are likely to have a significant effect on retirement plans and participants for the next several years due to their staggered effective dates, and will require numerous changes to retirement plan recordkeeping systems and processes. We are still reviewing SECURE 2.0's and its impact on our Wealth Solutions business, but do not believe that the changes to our systems and processes required to implement SECURE 2.0 will have a material impact on us.

Employee Retirement Income Security Act Considerations

ERISA is a comprehensive federal statute that applies to U.S. employee benefit plans sponsored by private employers and labor unions. Plans subject to ERISA include pension and profit sharing plans and welfare plans, including health, life and disability plans. Among other things, ERISA imposes reporting and disclosure obligations, prescribes standards of conduct that apply to plan fiduciaries and prohibits transactions known as "prohibited transactions," such as conflict-of-interest transactions, self-dealing and certain transactions between a benefit plan and a party in interest. ERISA also provides for a scheme of civil and criminal penalties and enforcement. Our insurance, investment management and retirement businesses provide services to employee benefit plans subject to ERISA, including limited services under specific contracts where we may act as an ERISA fiduciary. We are also subject to ERISA’s prohibited transaction rules for transactions with ERISA plans, which may affect our ability to, or the terms upon which we may, enter into transactions with those plans, even in businesses unrelated to those giving rise to party in interest status. The applicable provisions of ERISA and the Internal Revenue Code are subject to enforcement by the DOL, the U.S. Internal Revenue Service ("IRS") and the U.S. Pension Benefit Guaranty Corporation ("PBGC").

Other Laws and Regulations
USA Patriot Act

The Patriot Act contains anti-money laundering and financial transparency laws applicable to broker-dealers and other financial services companies, including insurance companies. The Patriot Act seeks to promote cooperation among financial institutions, regulators and law enforcement entities in identifying parties that may be involved in terrorism or money laundering. Anti-money laundering laws outside of the U.S. contain provisions that may be different, conflicting or more rigorous. Internal practices, procedures and controls are required to meet the increased obligations of financial institutions to identify their customers, watch for and report suspicious transactions, respond to requests for information by regulatory authorities and law enforcement agencies and share information with other financial institutions.

We are also required to follow certain economic and trade sanctions programs administered by the Office of Foreign Asset Control that prohibit or restrict transactions with suspected countries, their governments and, in certain circumstances, their nationals. We are also subject to regulations governing bribery and other anti-corruption measures.

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Privacy Laws and Regulation

We are subject to laws, regulations and directives that require financial institutions and other businesses to protect the security and confidentiality of personal information, including health-related and customer information, and to notify their customers and other individuals of their policies and practices relating to the collection, use, and disclosure of health-related and customer information. In addition, we must comply with international privacy laws, regulations, and directives concerning the cross border transfer or use of employee and customer personal information. These laws, regulations and directives also:
•provide additional protections regarding the use and disclosure of certain information such as national identifier numbers (e.g., Social Security numbers);
•require notice to affected individuals, law enforcement, regulators and others if there is a breach of the security of certain personal information;
•require financial institutions to implement effective programs to detect, prevent, and mitigate identity theft;
•regulate the ability of financial institutions to make telemarketing calls and send e-mail, text, or fax messages to consumers and customers;
•require oversight of third parties that have access to, and handle, personal information; and
•prescribe the permissible uses of certain personal information, including customer information and consumer report information.

Some countries have also instituted laws requiring in-country data processing and/or in-country storage of the personal data of its citizens. Compliance with such laws could result in higher technology, administrative and other costs for us and could affect how products and services are offered or require us to structure our businesses, operations and systems in less efficient ways.

Certain of our activities are subject to the privacy regulations of the Gramm-Leach-Bliley Act of 1999 (the “GLBA”), along with its implementing regulations, which restricts certain collection, processing, storage, use and disclosure of personal information, requires notice to individuals of privacy practices, provides individuals with certain rights to prevent the use and disclosure of certain nonpublic or otherwise legally protected information and imposes requirements for the safeguarding and proper destruction of personal information through the issuance of data security standards or guidelines.

We are subject to numerous state laws governing the protection of personal and confidential information of our clients or employees, including the NYDFS Cybersecurity Regulation which mandates detailed cybersecurity standards for all institutions, including insurance entities, authorized by the NYDFS to operate in New York. We are subject to certain other states' cybersecurity standards, including in states that have adopted the NAIC Insurance Data Security Model Law. For more information, see —Cybersecurity Regulatory Activity.

We are also subject to California law, including the California Consumer Privacy Act of 2018 (“CCPA”), which became effective January 1, 2020. The CCPA established a privacy framework for covered businesses which collect and process the personal information of California consumers. It includes a broad definition of personal information, affords California residents certain individual rights of access and deletion regarding their personal data, and limits the “sale” of such information, which is also broadly construed to include making personal information available to third parties for valuable consideration. The CCPA established potentially severe statutory damages for businesses that fail to implement reasonable security measures to protect against breaches of personal information, and includes a broad private right of action available to affected consumers. The CCPA excludes data subject to the GLBA; however, this is not an entity-wide exception. The breach of California consumers’ personal data, to the extent it involves data not covered by GLBA, represents a significant risk of liability.

Moreover, the legal landscape relating to data privacy and data protection is quickly evolving, which may increase operational and compliance costs associated with new or amended laws and regulations. For instance, since the CCPA was enacted in 2018, the California Attorney General has issued several draft implementing regulations, including following the CCPA coming into force in 2020. In November 2020, the California Privacy Rights Act (the “CRPA”) was approved by California voters to amend the CCPA and to establish a new data protection authority, the California Privacy Protection Agency, authorized to promulgate new data protection regulations. Adapting our business and practices to the CCPA, as amended by the CPRA, and any forthcoming regulations, may be burdensome and could involve substantial additional or diverted resources.

Certain of our products and services are subject to the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”), which establishes privacy and security standards that limit the use and disclosure of protected health information and require the implementation of administrative, physical and technical safeguards to ensure the confidentiality, integrity, availability, and privacy of protected health information. Additionally, we may be required to enter into a HIPAA Business Associate Agreement (“BAA”) as a result of administering Flexible Spending Accounts (“FSAs”) and Health Reimbursement Arrangements (“HRAs”) on behalf of our customers and in connection with the provision of certain services, such as medical

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claims integration. BAAs require us to safeguard protected health information and restrict how we may use and disclose such information.

More broadly, the General Data Protection Regulation (“GDPR”) which regulates data protection for all individuals within the European Union (“EU”), including foreign companies processing data of EU residents, became effective on May 25, 2018 and applies to all of our subsidiaries operating in the EU. The U.K. has also implemented the GDPR (the “U.K. GDPR”). The GDPR and the U.K. GDPR set out a number of requirements that must be complied with when handling the personal data of such EU and U.K. based data subjects respectively including: the obligation to appoint data protection officers in certain circumstances; new rights for individuals to be “forgotten” and rights to data portability; the principal of accountability and the obligation to make public notification of significant data breaches. The GDPR and the U.K. GDPR include restrictions on transfers outside the U.K. and the European Economic Area (including Switzerland) and the requirement to include specific data protection provisions in agreements with data processors. The GDPR and the U.K. GDPR enhance individuals’ rights, introduce complex and far-reaching company obligations and increase penalties significantly in case of violation. The interpretation and application of data protection laws in the U.S., Europe and elsewhere are developing and are often uncertain and in flux. The introduction of the U.K. GDPR and the GDPR, and any resultant changes in U.K. or EU member states’ national laws and regulations, may increase our compliance obligations and costs and may necessitate the review and implementation of policies and processes relating to our collection and use of data. It is possible that these laws or cybersecurity regulations may be interpreted and applied in a manner that is inconsistent with our data protection or security practices.

On October 21, 2019, the NAIC formed a Privacy Protections Working Group to review state insurance privacy protections regarding the collection, use and disclosure of information gathered in connection with insurance transactions. During its meeting on July 30, 2020, the Privacy Protections Working Group indicated that it would begin a gap analysis of existing privacy protections in order to identify differences in coverage between different privacy regimes, focusing on consumer issues, industry obligations, and regulatory enforcement. The Privacy Protections Working Group continues to work on this gap analysis, which could result in recommended changes to certain NAIC model laws and regulations related to privacy.

Additionally, we are subject to the terms of our privacy policies and privacy-related obligations to third parties. Any failure or perceived failure by us to comply with our privacy policies, our privacy-related obligations to consumers or other third parties, or our privacy-related legal obligations, or any compromise of security that results in the unauthorized release or transfer of sensitive information, which could include personally identifiable information or other user data, may result in governmental or regulatory investigations, enforcement actions, regulatory fines, compliance orders, litigation or public statements against us by consumer advocacy groups or others, and could cause consumers to lose trust in us, all of which could be costly and have an adverse effect on our business. In addition, new and changed rules and regulations regarding privacy, data protection (in particular those that impact the use of machine intelligence) and cross-border transfers of consumer information could cause us to delay planned uses and disclosures of data to comply with applicable privacy and data protection requirements. For example, our use of certain vendors outside of the U.S. to perform services on our platform could subject us to additional data protection regimes and increased risk of noncompliance. Moreover, if third parties that we work with violate applicable laws or our policies, such violations also may put personal information at risk, which may result in increased regulatory scrutiny.

Environmental Considerations

Our ownership and operation of real property and properties within our commercial mortgage loan portfolio is subject to federal, state and local environmental laws and regulations. Risks of hidden environmental liabilities and the costs of any required clean-up are inherent in owning and operating real property. Under the laws of certain states, contamination of a property may give rise to a lien on the property to secure recovery of the costs of clean-up, which could adversely affect the valuation of, and increase the liabilities associated with, the commercial mortgage loans we hold. In several states, this lien has priority over the lien of an existing mortgage against such property. In addition, we may be liable, in certain circumstances, as an "owner" or "operator," for costs of cleaning-up releases or threatened releases of hazardous substances at a property mortgaged to us under the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 and the laws of certain states. Application of various other federal and state environmental laws could also result in the imposition of liability on us for costs associated with environmental hazards.

We routinely conduct environmental assessments prior to closing any new commercial mortgage loans or to taking title to real estate. Although unexpected environmental liabilities can always arise, we seek to minimize this risk by undertaking these environmental assessments and complying with our internal environmental policies and procedures.

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Item 1A.    Risk Factors

We face a variety of risks that are substantial and inherent in our business, including market, liquidity, credit, operational, legal, regulatory and reputational risks. The following is a summary of the more important factors that could affect our business, sales, revenues, AUM, reputation, results of operations, liquidity, profitability or financial condition.

•Conditions in the global capital markets and the economy.
•Adverse capital and credit market conditions and the cost of credit and capital.
•The level of interest rates and in particular a recurrence of a low interest rate environment or a period of rapidly increasing interest rates.
•The expected replacement of LIBOR and related reforms.
•A downgrade or a potential downgrade in our financial strength or credit ratings.
•Our ability to increase or maintain our market share in highly competitive markets.
•The adequacy of our risk management policies and procedures, including hedging programs.
•The inability of counterparties to meet their financial obligations.
•Requirements to post collateral or make payments related to changes in market value of specified assets.
•The diminishment in value of our invested assets and the investment returns credited to customers.
•The relative illiquidity of some of our investments as well as significant market valuation fluctuations of certain asset classes.
•The complexity of our products and services and the reliance on intermediaries to properly perform services and not misrepresent our products or services.
•Inherent uncertainty in various methodologies, estimations and assumptions that we use to value our investments.
•Risks associated with our participation in a securities lending program and a repurchase program.
•Differences between actual policy experience and pricing, reserving or actuarial assumptions.
•Unfavorable developments in interest rates, credit spreads and policyholder behavior related to our stable value products, and the ability of our hedge program and risk mitigation features to offset potential consequences.
•Potential acceleration of the amortization of DAC and/or VOBA.
•Credit risk associated with reinsurance, as well as its general availability, affordability or adequacy.
•A decrease in our RBC ratio (as a result of a reduction in statutory surplus and/or increase in RBC requirements) could result in increased scrutiny by insurance regulators and rating agencies.
•A concentration of our institutional funding with a Federal Home Loan Bank.
•Any failure to protect the privacy and confidentiality of customer information.
•Interruption or other operational failures in telecommunication, information technology and other operational systems, including as a result of human error.
•A failure to maintain the security, integrity, confidentiality or privacy of our telecommunication, information technology and other operational systems, or the sensitive data residing on such systems.
•Changes in accounting standards.
•Potential limitations on our ability to use certain beneficial deferred tax assets.
•The impact of recent U.S. tax law changes.
•Potential requirements to reduce the carrying value of our deferred income tax assets or establish an additional valuation allowance against the deferred income tax assets.
•Adverse publicity or increased governmental and regulatory actions with respect to us, other well-known companies or the financial services industry in general.
•Litigation or potential litigation.
•A loss of, or significant change in, key product distribution relationships.
•The occurrence of natural or man-made disasters, including the COVID-19 pandemic.
•Potential difficulties arising from outsourcing relationships.
•The application of regulations governing our businesses and those of our affiliates, as well as changes in such regulation.
•The application of regulations governing our insurance businesses in particular, as well as changes in regulation, enforcement actions and regulatory investigations.
•The regulation of our products, and failure to meet any of the complex product requirements.
•Changes in tax laws and interpretations of existing tax law.

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Risks Related to Our Business

Conditions in the global capital markets and the economy generally have affected and may continue to affect our business and results of operations.

Our business and results of operations are materially affected by conditions in the global capital markets and the economy generally and are vulnerable to general economic disruption, decreases in asset prices, increases in market volatility and reductions in the availability of credit. In 2020, the economic dislocation created by the COVID-19 pandemic created many of these conditions at least temporarily, and some such conditions, in particular high unemployment and historically low interest rates, persisted into 2021. In 2022, interest rates have continued to rise while the unemployment rate has returned to pre-pandemic levels. See risk factor The occurrence of natural or man-made disasters, including the COVID-19 pandemic, may adversely affect our results of operations and financial condition.

Although we carry out business primarily in the U.S., we are affected by both domestic and international macroeconomic developments. Volatility and disruptions in financial markets, including global capital markets, can have an adverse effect on our investment portfolio, and our liabilities are sensitive to changing market factors. Factors including, but not limited to, geopolitics and political uncertainty, interest rates, credit spreads, equity prices, derivative prices and availability, real estate markets, exchange rates, the volatility and strength of the capital markets, and deflation and inflation, all affect our financial condition. Disruptions in one market or asset class can also spread to other markets or asset classes. Upheavals in the financial markets can also affect our financial condition (including our liquidity and capital levels) as a result of impacts, including diverging impacts, on the value of our assets and our liabilities.

Even in the absence of a market downturn, our retirement products, as well as our investment returns and our access to and cost of financing, are sensitive to equity, fixed income, real estate and other market fluctuations and general economic and political conditions. These fluctuations and conditions could materially and adversely affect our results of operations, financial condition and liquidity.

To the extent that any of the foregoing risks were to emerge in a manner that adversely affected general economic conditions, financial markets, or the markets for our products and services, our financial condition, liquidity, and results of operations could be materially adversely affected.

Adverse capital and credit market conditions may impact our ability to access liquidity and capital, as well as the cost of credit and capital.

Adverse capital market conditions may affect the availability and cost of borrowed funds, thereby impacting our ability to support or grow our businesses. We need liquidity to pay our operating expenses, interest on our debt and dividends to our parent, to maintain our securities lending activities and to replace certain maturing liabilities. Without sufficient liquidity, we will be forced to curtail our operations and our business will suffer. Our principal sources of liquidity are fees, annuity deposits and cash flow from investments and assets.

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The level of interest rates may adversely affect our profitability, particularly in the event of a recurrence of a low interest rate environment or a period of rapidly increasing interest rates.

During a period of decreasing interest rates or a prolonged period of low interest rates, our investment earnings may decrease because the interest earnings on our recently purchased fixed income investments will likely have declined in tandem with market interest rates. In addition, a prolonged low interest rate period may result in higher costs for certain derivative instruments that may be used to hedge certain of our product risks. RMBS and callable fixed income securities in our investment portfolios will be more likely to be prepaid or redeemed as borrowers seek to borrow at lower interest rates. Consequently, we may be required to reinvest the proceeds in securities bearing lower interest rates. Accordingly, during periods of declining interest rates, our profitability may suffer as the result of a decrease in the spread between interest rates credited to policyholders and contract owners and returns on our investment portfolios. An extended period of declining or prolonged low interest rates or a prolonged period of low interest rates may also coincide with a change to our long-term view of the interest rates. Such a change in our view would cause us to further change the long-term interest rate assumptions in our calculation of insurance assets and liabilities under U.S. GAAP. Any future revision would result in increased reserves, accelerated amortization of deferred policy acquisition costs ("DAC") and other unfavorable consequences, which would be incremental to those consequences recorded in connection with the most recent revision. In addition, certain statutory capital and reserve requirements are based on formulas or models that consider interest rates, and an extended period of low interest rates may increase the statutory capital we are required to hold and the amount of assets we must maintain to support statutory reserves. We believe a continuation of the low interest rate environment would negatively affect our financial performance.

Conversely, an increase in market interest rates could also have a material adverse effect on the value of our investment portfolio by, for example, decreasing the estimated fair values of the fixed income securities within our investment portfolio. A decrease in the estimated fair value of our investment portfolio would result in a reduction in GAAP equity and an increase in our leverage ratios. An increase in market interest rates could also create increased collateral posting requirements associated with our interest rate hedge programs and Federal Home Loan Bank ("FHLB") funding agreements, which could materially and adversely affect liquidity. In addition, an increase in market interest rates could require us to pay higher interest rates on debt securities we may issue in the financial markets from time to time to finance our operations, which would increase our interest expense and reduce our results of operations.

Lastly, certain statutory reserve requirements are based on formulas or models that consider forward interest rates and an increase in forward interest rates may increase the statutory reserves we are required to hold thereby reducing statutory capital. Changes in prevailing interest rates may negatively affect our business including the level of net interest margin we earn. In a period of changing interest rates, interest expense may increase and interest credited to policyholders may change at different rates than the interest earned on assets. Accordingly, changes in interest rates could decrease net interest margin. Changes in interest rates may negatively affect the value of our assets and our ability to realize gains or avoid losses from the sale of those assets, all of which also ultimately affect earnings. In addition, our insurance and annuity products and certain of our retirement and investment products are sensitive to inflation rate fluctuations. A sustained increase in the inflation rate in our principal markets may also negatively affect our business, financial condition and results of operations. For example, a sustained increase in the inflation rate may result in an increase in nominal market interest rates. A failure to accurately anticipate higher inflation and factor it into our product pricing assumptions may result in mispricing of our products, which could materially and adversely impact our results of operations.

The expected replacement of the London Interbank Offered Rate ("LIBOR") and replacement or reform of other interest rates could adversely affect our results of operations and financial condition.

Central banks throughout the world, including the Federal Reserve, have commissioned working groups of market participants and official sector representatives with the goal of finding suitable replacements for LIBOR and replacements or reforms of other interest rate benchmarks, such as EURIBOR and EONIA (the "IBORs"). It is expected that a transition away from the widespread use of such rates to alternative rates based on observable market transactions and other potential interest rate benchmark reforms will occur over the next several years.

On April 3, 2018, the Federal Reserve Bank of New York commenced publication of three reference rates based on overnight U.S. Treasury repurchase agreement transactions, including the Secured Overnight Financing Rate, which has been recommended as an alternative to U.S. dollar LIBOR by the Alternative Reference Rates Committee. Further, the Bank of England is publishing a reformed Sterling Overnight Index Average, consisting of a broader set of overnight Sterling money market transactions, which has been selected by the Working Group on Sterling Risk-Free Reference Rates as the alternative rate to Sterling LIBOR. Central bank-sponsored committees in other jurisdictions, including Europe, Japan and Switzerland, have, or are expected to, select alternative reference rates denominated in other currencies. On December 16, 2022, the Federal

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Reserve Board adopted a final rule identifying benchmark rates based on the Secured Overnight Financing Rate (“SOFR”) that will replace LIBOR in certain financial contracts after June 30, 2023. The final rule identifies replacement benchmark rates based on SOFR to replace overnight, one-month, three-month, six month and 12-month LIBOR in certain contracts.

The market transition away from IBORs to alternative reference rates is complex and could have a range of adverse impacts including potentially systemic disruptions to the financial markets generally, as well as adverse impacts to our results of operations and financial condition. In particular, any such transition or reform could:

•Adversely impact the pricing, liquidity, value of, return on, and trading for a broad array of financial products, including any IBOR-linked securities, loans and derivatives that are included in our financial assets and liabilities;

•Result in disputes, litigation or other actions with counterparties regarding the interpretation and enforceability of provisions in IBOR-based products such as fallback language or other related provisions, including in the case of fallbacks to the alternative reference rates, any economic, legal, operational or other impact resulting from the fundamental differences between the IBORs and the various alternative reference rates; and

•Require the transition and/or development of appropriate systems and analytics to effectively transition our risk management processes from IBOR-based products to those based on one or more alternative reference rates in a timely manner, including by quantifying a value and risk for various alternative reference rates, which may prove challenging given the limited history of the proposed alternative reference rates.

Depending on several factors including those set forth above, our results of operations and financial condition could be adversely affected by the market transition or reform of certain benchmarks. Other factors include the pace of the transition to replacement of reformed rates, the specific terms and parameters for and market acceptance of any alternative reference rate, prices of and the liquidity of trading markets for products based on alternative reference rates, and our ability to transition and develop appropriate systems and analytics for one or more alternative reference rates.

A downgrade or a potential downgrade in our financial strength or credit ratings could result in a loss of business and adversely affect our results of operations and financial condition.

We are currently subject to periodic review by independent credit rating agencies S&P, Moody's, and Fitch, each of which currently maintain an investment grade rating with respect to us. Our ability to obtain secured or unsecured debt financing and our cost of secured or unsecured debt financing is dependent, in part, on our credit ratings. Maintaining our credit ratings depends in part on strong financial results and in part on other factors, including the outlook of the rating agencies on our sector and the market generally. A credit rating downgrade could negatively impact our ability to obtain secured or unsecured financing and increase borrowing costs.

Financial strength ratings, which various rating organizations publish as a measure of an insurance company's ability to meet contractholder and policyholder obligations, are important to maintain public confidence in our products, the ability to market our products and our competitive position. A downgrade in our financial strength ratings, or the announced potential for a downgrade, could have a significant adverse effect on our financial condition and results of operations in many ways, including: (i) reducing new sales of insurance and annuity products and investment products; (ii) adversely affecting our relationships with our advisors and third-party distributors of our products; (iii) materially increasing the number or amount of policy surrenders and withdrawals by contractholders and policyholders; (iv) requiring us to reduce prices for many products and services to remain competitive; and (v) adversely affecting our ability to obtain reinsurance or obtain reasonable pricing on reinsurance.

In addition, rating agencies may implement changes to their capital models that may favorably or unfavorably affect our ratings.

We cannot assure you that these ratings will remain in effect for any given period of time or that a rating will not be lowered, suspended or withdrawn. Ratings are not a recommendation to buy, sell or hold any security, and each agency's rating should be evaluated independently of any other agency's rating. Actual or anticipated changes or downgrades in our credit ratings, including any announcement that our ratings are under review for a downgrade, could increase our corporate borrowing costs and limit our access to the capital markets, which could adversely impact our financial results.

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Because we operate in highly competitive markets, we may not be able to increase or maintain our market share, which may have an adverse effect on our results of operations and financial condition.

In each of our businesses we face intense competition, including from broker-dealers, financial advisors, asset managers and diversified financial institutions, banks, technology companies and start-up financial services providers, both for the ultimate customers for our products and for distribution through independent distribution channels. We compete based on a number of factors including brand recognition, reputation, quality of service, quality of investment advice, investment performance of our products, product features, scope of distribution, price, perceived financial strength and credit ratings, scale and level of customer service. A decline in our competitive position as to one or more of these factors could adversely affect our profitability. Many of our competitors are large and well-established and some have greater market share or breadth of distribution, offer a broader range of products, services or features, assume a greater level of risk, have greater financial resources, or have higher claims-paying or credit ratings than we do. Furthermore, the preferences of the end consumers for our products and services may shift, including as a result of technological innovations affecting the marketplaces in which we operate. To the extent our competitors are more successful than we are at adopting new technology and adapting to the changing preferences of the marketplace, our competitiveness may decline.

In recent years, there has been substantial consolidation among companies in the financial services industry resulting in increased competition from large, well-capitalized financial services firms. Many of our competitors also have been able to increase their distribution systems through mergers, acquisitions, partnerships or other contractual arrangements. Furthermore, larger competitors may have lower operating costs and have an ability to absorb greater risk, while maintaining financial strength ratings, allowing them to price products more competitively. These competitive pressures could result in increased pressure on the pricing of certain of our products and services, and could harm our ability to maintain or increase profitability. In addition, if our financial strength and credit ratings are lower than our competitors, we may experience increased surrenders and/or a significant decline in sales. Due to the competitive nature of the financial services industry, there can be no assurance that we will continue to effectively compete within the industry or that competition will not have a material adverse impact on our business, results of operations and financial condition.

Our risk management policies and procedures, including hedging programs, may prove inadequate for the risks we face, which could negatively affect our business and financial condition or result in losses.

We have developed risk management policies and procedures, including hedging programs that utilize derivative financial instruments, and expect to continue to do so in the future. Nonetheless, our policies and procedures to identify, monitor and manage risks may not be fully effective, particularly during turbulent economic conditions. Many of our methods of managing risk and exposures are based upon observed historical market behavior or statistics based on historical models. As a result, these methods may not predict future exposures accurately, which could be significantly greater than historical measures indicate. Other risk management methods depend on the evaluation of information regarding markets, customers, catastrophe occurrence or other matters that is publicly available or otherwise accessible to us. This information may not always be accurate, complete, up-to-date or properly evaluated. Management of operational, legal and regulatory risks requires, among other things, policies and procedures to record and verify large numbers of transactions and events. These policies and procedures may not be fully effective.

We employ various strategies, including hedging and reinsurance, with the objective of mitigating risks inherent in our business and operations. These risks include current or future changes in the fair value of our assets and liabilities, current or future changes in cash flows, the effect of interest rates, equity markets and credit spread changes, the occurrence of credit defaults, currency fluctuations and changes in mortality and longevity. We seek to control these risks by, among other things, entering into reinsurance contracts and derivative instruments, such as swaps, options, futures and forward contracts. See "Reinsurance subjects us to the credit risk of reinsurers and may not be available, affordable or adequate to protect us against losses" for a description of risks associated with our use of reinsurance. Developing an effective strategy for dealing with these risks is complex, and no strategy can completely protect us from such risks. Our hedging strategies also rely on assumptions and projections regarding our assets, liabilities, general market factors and the creditworthiness of our counterparties that may prove to be incorrect or prove to be inadequate. Our hedging strategies and the derivatives that we use, or may use in the future, may not adequately mitigate or offset the hedged risk and our hedging transactions may result in losses.

The inability of counterparties to meet their financial obligations could have an adverse effect on our results of operations.

Third parties that owe us money, securities or other assets may not pay or perform under their obligations. These parties include the issuers or guarantors of securities we hold, customers, reinsurers, trading counterparties, securities lending and repurchase counterparties, counterparties under swaps, credit default and other derivative contracts, clearing agents, exchanges, clearing

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houses and other financial intermediaries. Defaults by one or more of these parties on their obligations to us due to bankruptcy, lack of liquidity, downturns in the economy or real estate values, operational failure or other factors, or even rumors about potential defaults by one or more of these parties, could have a material adverse effect on our results of operations, financial condition and liquidity. Actual or anticipated changes or downgrades in counterparty credit ratings, including any announcement that such ratings are under review for a downgrade, could increase our corporate borrowing costs and limit our access to the capital markets, which could adversely impact our financial results.

We routinely execute a high volume of transactions such as unsecured debt instruments, derivative transactions and equity investments with counterparties and customers in the financial services industry, resulting in large periodic settlement amounts which may result in our having significant credit exposure to one or more of such counterparties or customers. Many of these transactions comprise derivative instruments with a number of counterparties in order to hedge various risks, including equity and interest rate market risk features within many of our insurance and annuity products. Our obligations under our products are not changed by our hedging activities and we are liable for our obligations even if our derivative counterparties do not pay us. As a result, we face concentration risk with respect to liabilities or amounts we expect to collect from specific counterparties and customers. A default by, or even concerns about the creditworthiness of, one or more of these counterparties or customers could have an adverse effect on our results of operations or liquidity. There is no assurance that losses on, or impairments to the carrying value of, these assets due to counterparty credit risk would not materially and adversely affect our business, results of operations or financial condition.

We are also subject to the risk that our rights against third parties may not be enforceable in all circumstances. The deterioration or perceived deterioration in the credit quality of third parties whose securities or obligations we hold could result in losses and/or adversely affect our ability to rehypothecate or otherwise use those securities or obligations for liquidity purposes. While in many cases we are permitted to require additional collateral from counterparties that experience financial difficulty, disputes may arise as to the amount of collateral we are entitled to receive and the value of pledged assets. Our credit risk may also be exacerbated when the collateral we hold cannot be realized or is liquidated at prices not sufficient to recover the full amount of the loan or derivative exposure that is due to us, which is most likely to occur during periods of illiquidity and depressed asset valuations. The termination of contracts and the foreclosure on collateral may subject us to claims for the improper exercise of rights under the contracts. Bankruptcies, downgrades and disputes with counterparties as to the valuation of collateral tend to increase in times of market stress and illiquidity.

Requirements to post collateral or make payments related to changes in market value of specified assets may adversely affect liquidity.

The amount of collateral we may be required to post under short-term financing agreements and derivative transactions may increase under certain circumstances. Pursuant to the terms of some transactions, we could be required to make payment to our counterparties related to any change in the market value of the specified collateral assets. Such requirements could have an adverse effect on liquidity. Furthermore, with respect to any such payments, we may have unsecured risk to the counterparty as these amounts may not be required to be segregated from the counterparty's other funds, may not be held in a third-party custodial account and may not be required to be paid to us by the counterparty until the termination of the transaction.

Our investment portfolio is subject to several risks that may diminish the value of our invested assets and the investment returns credited to customers, which could reduce our sales, revenues, AUM, results of operations and financial condition.

Fixed income securities represent a significant portion of our investment portfolio. We are subject to the risk that the issuers, or guarantors, of fixed income securities we own may default on principal and interest payments they owe us. We are also subject to the risk that the underlying collateral within asset-backed securities, including mortgage-backed securities, may default on principal and interest payments causing an adverse change in cash flows. The occurrence of a major economic downturn, acts of corporate malfeasance, widening mortgage or credit spreads, or other events that adversely affect the issuers, guarantors or underlying collateral of these securities could cause the estimated fair value of our fixed income securities portfolio and our earnings to decline and the default rate of the fixed income securities in our investment portfolio to increase. A ratings downgrade affecting issuers or guarantors of securities in our investment portfolio, or similar trends that could worsen the credit quality of such issuers, or guarantors could also have a similar effect. Similarly, a ratings downgrade affecting a security we hold could indicate the credit quality of that security has deteriorated and could increase the capital we must hold to support that security to maintain our RBC ratio. See risk factor A decrease in our RBC ratio (as a result of a reduction in statutory surplus and/or increase in RBC requirements) could result in increased scrutiny by insurance regulators and rating agencies and have a material adverse effect on our business, results of operations and financial condition. We are also subject to the risk that cash flows resulting from the payments on pools of mortgages or other obligations that serve as collateral underlying the mortgage-or asset-backed securities we own may differ from our expectations in timing or size. Cash flow variability arising from an

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unexpected acceleration in mortgage prepayment behavior can be significant, and could cause a decline in the estimated fair value of certain "interest-only" securities within our mortgage-backed securities portfolio. Any event reducing the estimated fair value of these securities, other than on a temporary basis, could have a material adverse effect on our business, results of operations and financial condition.

From time to time we invest our capital to seed a particular investment strategy or investment portfolio. We may also co-invest in funds or take an equity ownership interest in certain structured finance/investment vehicles that are managed by our affiliates. Any decrease in the value of such investments could negatively affect our revenues and income.

Some of our investments are relatively illiquid and in some cases are in asset classes that have been experiencing significant market valuation fluctuations.

We hold certain assets that may lack liquidity, such as privately placed fixed income securities, commercial mortgage loans, policy loans and limited partnership interests. Reported values of our relatively illiquid types of investments do not necessarily reflect the current market prices of the asset. If we require significant amounts of cash on short notice in excess of normal cash requirements or are required to post or return collateral in connection with our investment portfolio, derivatives transactions or securities lending activities, we may have difficulty selling these investments in a timely manner, be forced to sell them for less than we otherwise would have been able to realize, or both.

We invest a portion of our invested assets in investment funds, many of which make private equity investments. The amount and timing of income from such investment funds tends to be uneven as a result of the performance of the underlying investments, including private equity investments. The timing of distributions from the funds, which depends on particular events relating to the underlying investments, as well as the funds' schedules for making distributions and their needs for cash, can be difficult to predict. As a result, the amount of income that we record from these investments can vary substantially from quarter to quarter. Recent equity and credit market volatility may reduce investment income for these types of investments.

Our products and services are complex and are frequently sold through intermediaries, and a failure to properly perform services or the misrepresentation of our products or services could have an adverse effect on our revenues, income and financial condition.

Many of our products and services are complex and are frequently sold through intermediaries. In particular, we are reliant on intermediaries to describe and explain our products to potential customers. The intentional or unintentional misrepresentation of our products and services in advertising materials or other external communications, or inappropriate activities by our personnel or an intermediary, could adversely affect our reputation and business prospects, as well as lead to potential regulatory actions or litigation.

The valuation of many of our financial instruments includes methodologies, estimations and assumptions that are subject to differing interpretations and could result in changes to investment valuations that may materially and adversely affect our results of operations and financial condition.

The following financial instruments are carried at fair value in our financial statements: fixed income securities, equity securities, derivatives, embedded derivatives and separate account assets. We have categorized these instruments into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), while quoted prices in markets that are not active or valuation techniques requiring inputs that are observable for substantially the full term of the asset or liability are Level 2.

During periods of market disruption, including periods of rapidly changing credit spreads or illiquidity, it may be difficult to value certain of our securities, such as certain mortgage-backed securities, if trading becomes less frequent and/or market data becomes less observable. There may be certain asset classes that, although currently in active markets with significant observable data, could become illiquid in a difficult financial environment. As such, valuations may include inputs and assumptions that are less observable or require greater estimation, thereby resulting in values that may differ materially from the value at which the investments may be ultimately sold. Further, rapidly changing and unprecedented credit and equity market conditions could materially impact the valuation of securities as reported within the financial statements, and the period-to-period changes in value could vary significantly. Decreases in value could have a material adverse effect on our results of operations and financial condition.

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The determination of the amount of allowances and impairments taken on our investments is subjective and could materially and adversely impact our results of operations or financial condition.

The determination of the amount of allowances and impairments varies by investment type and is based upon our quarterly evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are subjective and require a high degree of judgment, and are revised as conditions change and new information becomes available. There can be no assurance that management has accurately assessed the level of impairments taken and allowances reflected in our financial statements. Furthermore, additional impairments may need to be taken or allowances provided for in the future if investments perform worse than our expectations. Historical trends may not be indicative of future impairments or allowances.

Our participation in a securities lending program and a repurchase program subjects us to potential liquidity and other risks.

The repurchase of securities or our inability to enter into new repurchase agreements would reduce the amount of such cash collateral available to us. Market conditions on or after the repurchase date may limit our ability to enter into new agreements at a time when we need access to additional cash collateral for investment or liquidity purposes.

For both securities lending and repurchase transactions, in some cases, the maturity of the securities held as invested collateral (i.e., securities that we have purchased with cash collateral received) may exceed the term of the related securities on loan and the estimated fair value may fall below the amount of cash received as collateral and invested. If we are required to return significant amounts of cash collateral on short notice and we are forced to sell securities to meet the return obligation, we may have difficulty selling such collateral that is invested in securities in a timely manner, be forced to sell securities in a volatile or illiquid market for less than we otherwise would have been able to realize under normal market conditions, or both. In addition, under adverse capital market and economic conditions, liquidity may broadly deteriorate, which would further restrict our ability to sell securities. If we decrease the amount of our securities lending and repurchase activities over time, the amount of net investment income generated by these activities will also likely decline. See Liquidity and Capital Resources – Securities Pledged in Management’s Narrative Analysis of the Financial Condition and Results of Operations in Part II, Item 7. of this Annual Report on Form 10-K for further information.

Differences between actual claims experience and reserving assumptions may adversely affect our results of operations or financial condition.

We establish and hold reserves to pay future policy benefits and claims. Our reserves do not represent an exact calculation of liability, but rather are actuarial or statistical estimates based on data and models that include many assumptions and projections, which are inherently uncertain and involve the exercise of significant judgment, including assumptions as to the levels and/or timing of receipt or payment of premiums, benefits, claims, expenses, interest credits, investment results (including equity market returns), retirement, mortality, morbidity and persistency. We periodically review the adequacy of reserves and the underlying assumptions. We cannot, however, determine with precision the amounts that we will pay for, or the timing of payment of, actual benefits, claims and expenses or whether the assets supporting our policy liabilities, together with future premiums, will grow to the level assumed prior to payment of benefits or claims. If actual experience differs significantly from assumptions or estimates, reserves may not be adequate. If we conclude that our reserves, together with future premiums, are insufficient to cover future policy benefits and claims, we would be required to increase our reserves and incur income statement charges for the period in which we make the determination, which could materially and adversely affect our results of operations and financial condition.

Unfavorable developments in interest rates, credit spreads and policyholder behavior can result in adverse financial consequences related to our stable value products, and our hedge program and risk mitigation features may not successfully offset these consequences.

We offer stable value products primarily as a fixed rate, liquid asset allocation option for employees of our plan sponsor customers within the defined contribution funding plans offered by our Retirement business. Although a majority of these products do not provide for a guaranteed minimum credited rate, a portion of this book of business provides a guaranteed annual credited rate on the invested assets in addition to enabling participants the right to withdraw and transfer funds at book value.

The sensitivity of our statutory reserves and surplus established for the stable value products to changes in interest rates, credit spreads and policyholder behavior will vary depending on the magnitude of these changes, as well as on the book value of

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assets, the market value of assets, credit losses, the guaranteed credited rates available to customers and other product features. Realization or re-measurement of these risks may result in an increase in the reserves for stable value products, and could materially and adversely affect our financial position or results of operations. In particular, in extended low interest rate environments, we bear exposure to the risk that reserves must be added to fund book value withdrawals and transfers when guaranteed annual credited rates exceed the earned rate on invested assets. In a rising interest rate environment, we are exposed to the risk of financial disintermediation through a potential increase in the level of book value withdrawals.

Although we maintain a hedge program and other risk mitigating features to offset these risks, such program and features may not operate as intended or may not be fully effective, and we may remain exposed to such risks.

We may be required to accelerate the amortization of DAC and/or VOBA, any of which could adversely affect our results of operations or financial condition.

Capitalized costs associated with DAC and VOBA are amortized in proportion to actual and estimated gross profits or gross premiums depending on the type of contract. On an ongoing basis, we test the DAC and VOBA recorded on our balance sheets to determine if these amounts are recoverable under current assumptions. In addition, we regularly review the estimates and assumptions underlying DAC and VOBA. The projection of estimated gross profits or gross premiums requires the use of certain assumptions, principally related to separate account fund returns in excess of amounts credited to policyholders, policyholder behavior such as surrender, lapse and annuitization rates, interest margin, expense margin, mortality, future impairments and hedging costs. Estimating future gross profits or gross premiums is a complex process requiring considerable judgment and the forecasting of events well into the future. If these assumptions prove to be inaccurate, if an estimation technique used to estimate future gross profits or gross premiums is changed, or if significant or sustained equity market declines occur and/or persist, we could be required to accelerate the amortization of DAC and VOBA, which would result in a charge to earnings. Such adjustments could have a material adverse effect on our results of operations and financial condition.

Reinsurance subjects us to the credit risk of reinsurers and may not be available, affordable or adequate to protect us against losses.

We cede life insurance policies and annuity contracts or certain risks related to life insurance policies and annuity contracts to other insurance companies using various forms of reinsurance including coinsurance, modified coinsurance, monthly renewable term and yearly renewable term. However, we remain liable to the underlying policyholders if the reinsurer defaults on its obligations with respect to the ceded business. If a reinsurer fails to meet its obligations under the reinsurance contract, we will be forced to bear the entire unresolved liability for claims on the reinsured policies. In addition, a reinsurer insolvency or loss of accredited reinsurer status may cause us to lose our reserve credits on the ceded business, in which case we would be required to establish additional statutory reserves.

In connection with the Individual Life Transaction, we entered into a large reinsurance agreement with SLD, our former insurance affiliate, with respect to the portion of the Individual Life and other legacy businesses that have been written by us. While SLD's reinsurance obligations to us are collateralized through assets held in trust, in the event of any default by SLD of its reinsurance obligations to us, or any loss of credit for such reinsurance, there can be no assurance that such assets will be sufficient to support the reserves that we would be required to establish or pay claims.

If a reinsurer does not have accredited reinsurer status or if a currently accredited reinsurer loses that status, in any state where we are licensed to do business, we are not entitled to take credit for reinsurance in that state if the reinsurer does not post sufficient qualifying collateral (either qualifying assets in a qualifying trust or qualifying letters of credit ("LOCs")). In this event, we would be required to establish additional statutory reserves. Similarly, the credit for reinsurance taken by us under reinsurance agreements with affiliated and unaffiliated non-accredited reinsurers is, under certain conditions, dependent upon the non-accredited reinsurer's ability to obtain and provide sufficient qualifying assets in a qualifying trust or qualifying LOCs issued by qualifying lending banks. If these steps are unsuccessful, or if unaffiliated non-accredited reinsurers that have reinsured business with us are unsuccessful in obtaining sources of qualifying reinsurance collateral, we might not be able to obtain full statutory reserve credit.

Loss of reserve credit would require us to establish additional statutory reserves and would result in a decrease in the level of our capital, which could have a material adverse effect on our profitability, results of operations and financial condition.

Our reinsurance recoverable balances are periodically assessed for uncollectability. The collectability of reinsurance recoverables is subject to uncertainty arising from a number of factors, including whether the insured losses meet the qualifying conditions of the reinsurance contract, whether reinsurers or their affiliates have the financial capacity and willingness to make

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payments under the terms of the reinsurance contract, and the degree to which our reinsurance balances are secured by sufficient qualifying assets in qualifying trusts or qualifying LOCs issued by qualifying lender banks. Although a substantial portion of our reinsurance exposure is secured by assets held in trusts or LOCs, the inability to collect a material recovery from a reinsurer could have a material adverse effect on our profitability, results of operations and financial condition.

The premium rates and other fees that we charge are based, in part, on the assumption that reinsurance will be available at a certain cost. Some of our reinsurance contracts contain provisions that limit the reinsurer's ability to increase rates on in-force business; however, some do not. If a reinsurer raises the rates that it charges on a block of in-force business, in some instances, we will not be able to pass the increased costs onto our customers and our profitability will be negatively impacted. Additionally, such a rate increase could result in our recapturing of the business, which may result in a need to maintain additional reserves, reduce reinsurance receivables and expose us to greater risks. In recent years, we have faced a number of rate increase actions on in-force business, which have in some instances adversely affected our financial results, and there can be no assurance that the outcome of future rate increase actions would not have a material effect on our results of operations or financial condition. In addition, if reinsurers raise the rates that they charge on new business, we may be forced to raise the premiums that we charge, which could have a negative impact on our competitive position.

A decrease in our RBC ratio (as a result of a reduction in statutory surplus and/or increase in RBC requirements) could result in increased scrutiny by insurance regulators and rating agencies and have a material adverse effect on our business, results of operations and financial condition.

The NAIC has established regulations that provide minimum capitalization requirements based on RBC formulas for insurance companies. The RBC formula for life insurance companies establishes capital requirements relating to asset, insurance, interest rate and business risks, including equity, interest rate and expense recovery risks associated with variable annuities and group annuities that contain guaranteed minimum death and living benefits. We are subject to RBC standards and/or other minimum statutory capital and surplus requirements imposed under the laws of the state of Connecticut, our state of domicile. (For additional discussion of how the NAIC calculates RBC ratios, see —Regulation—Financial Regulation—Risk-Based Capital in Part I, Item 1. of this Annual Report on Form 10-K.

In any particular year, statutory surplus amounts and RBC ratios may increase or decrease depending on a variety of factors, including the amount of statutory income or losses (which are sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in equity market levels, the value and credit ratings of certain fixed-income and equity securities in our investment portfolio, the value of certain derivative instruments that do not receive hedge accounting and changes in interest rates, as well as changes to the RBC formulas and the interpretation of the NAIC's instructions with respect to RBC calculation methodologies. Many of these factors are outside of our control. Our financial strength and credit ratings are significantly influenced by statutory surplus amounts and RBC ratios. In addition, rating agencies may implement changes to their own internal models, which differ from the RBC capital model that have the effect of increasing or decreasing the amount of statutory capital we should hold relative to the rating agencies' expectations. To the extent that our RBC ratios are deemed to be insufficient, we may seek to take actions either to increase our capitalization or to reduce our capitalization requirements. If we were unable to accomplish such actions, the rating agencies may view this as a reason for a ratings downgrade.

Our failure to meet RBC requirements or minimum capital and surplus requirements could subject us to further examination or corrective action imposed by insurance regulators, including limitations on our ability to write additional business, supervision by regulators or seizure or liquidation. Any corrective action imposed could have a material adverse effect on our business, results of operations and financial condition. A decline in RBC ratios, whether or not it results in a failure to meet applicable RBC requirements, may still limit our ability to make dividends or distributions to our Parent, could result in a loss of customers or new business, and could be a factor in causing ratings agencies to downgrade our financial strength ratings, each of which could have a material adverse effect on our business, results of operations and financial condition.

A significant portion of our institutional funding originates from a Federal Home Loan Bank, which subjects us to liquidity risks associated with sourcing a large concentration of our funding from one counterparty.

A significant portion of our institutional funding originates from the Federal Home Loan Bank of Boston ("FHLB of Boston"). We have issued non-putable funding agreements in exchange for eligible collateral in the form of cash, mortgage-backed securities and U.S. Treasury securities.

Should the FHLB choose to change its definition of eligible collateral, or if the market value of the pledged collateral decreases in value due to changes in interest rates or credit ratings, we may be required to post additional amounts of collateral in the form

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of cash or other eligible collateral. Additionally, we may be required to find other sources to replace this funding if we lose access to FHLB funding. This could occur if our creditworthiness falls below either of the FHLB's requirements or if legislative or other political actions cause changes to the FHLBs' mandate or to the eligibility of life insurance companies to be members of the FHLB system.

Any failure to protect the privacy and confidentiality of customer information could adversely affect our reputation and have a material adverse effect on our business, financial condition and results of operations.

Our businesses and relationships with customers are dependent upon our ability to maintain the privacy, security and confidentiality of our and our customers' personal information, trade secrets, and other confidential information (including customer transactional data and personal information about our customers, the employees and customers of our customers, and our own employees and agents). We are also subject to numerous federal and state laws as well as international laws such as GDPR regarding the privacy and security of personal information, which laws vary significantly from jurisdiction to jurisdiction. As data privacy laws continue to proliferate, we may face difficulties in complying with an increasing number of legal obligations with respect to data privacy and security, or with balancing competing requirements that may be inconsistent across jurisdictions.

Many of our employees and contractors and the representatives of our broker-dealer subsidiaries and affiliates have access to and routinely process personal information in computerized, paper and other forms. We rely on various internal policies, procedures and controls to protect the privacy, security and confidentiality of personal and confidential information that is accessible to, or in the possession of, us, or our employees, contractors and representatives. It is possible that an employee, contractor or representative could, intentionally or unintentionally, disclose or misappropriate personal information or other confidential information. If we fail in the future to maintain adequate internal controls, including any failure to implement newly-required additional controls, or if our employees, contractors or representatives fail to comply with our policies and procedures, misappropriation or intentional or unintentional inappropriate disclosure or misuse of personal information or confidential customer information could occur. Such internal control inadequacies or non-compliance could materially damage our reputation, result in regulatory action or lead to civil or criminal penalties, which, in turn, could have a material adverse effect on our business, reputation, results of operations and financial condition. For additional risks related to our potential failure to protect confidential information, see risk factors Interruption or other operational failures in telecommunication, information technology, and other operational systems, including as a result of human error, could harm our business and A failure to maintain the security, integrity, confidentiality or privacy of our telecommunication, information technology or other operational systems, or the sensitive data residing on such systems, could harm our business.

Interruption or other operational failures in telecommunication, information technology and other operational systems, including as a result of human error, could harm our business.

We are highly dependent on automated and information technology systems to record and process both our internal transactions and transactions involving our customers, as well as to calculate reserves, value invested assets and complete certain other components of our U.S. GAAP and statutory financial statements. Despite the implementation of security and back-up measures, our information technology systems may remain vulnerable to disruptions. We may also be subject to disruptions of any of these systems arising from events that are wholly or partially beyond our control (for example, natural disasters, acts of terrorism, epidemics or pandemics, computer viruses and electrical/telecommunications outages). All of these risks are also applicable where we rely on joint ventures, affiliates and third party service providers to provide services to us and our customers, including those joint ventures, affiliates and third party service providers to whom we outsource certain of our functions. The failure of any one of these systems for any reason, or errors made by our employees or agents, could in each case cause significant interruptions to our operations, which could harm our reputation, adversely affect our internal control over financial reporting, or have a material adverse effect on our business, results of operations and financial condition.

A failure to maintain the security, integrity, confidentiality or privacy of our telecommunication, information technology and other operational systems, or the sensitive data residing on such systems, could harm our business.

We are highly dependent on automated telecommunications, information technology and other operational systems to record and process our internal transactions and transactions involving our customers. Despite the implementation of security and back-up measures, our information technology systems may be vulnerable to physical or electronic intrusions, viruses or other attacks, programming errors, and similar disruptions. Businesses in the U.S. and in other countries have increasingly become the targets of "cyberattacks," "ransomware," "phishing," "hacking" or similar illegal or unauthorized intrusions into computer systems and networks. Such events are often highly publicized, can result in significant disruptions to information technology systems and the theft of significant amounts of information, as well as funds from online financial accounts, and can cause

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extensive damage to the reputation of the targeted business, in addition to leading to significant expenses associated with investigation, remediation and customer protection measures. Like others in our industry, we are subject to cybersecurity incidents in the ordinary course of our business. Although we seek to limit our vulnerability to such events through technological and other means, it is not possible to anticipate or prevent all potential forms of cyberattack or to guarantee our ability to fully defend against all such attacks. In addition, due to the sensitive nature of much of the financial and other personal information we maintain, we may be at particular risk for targeting.

We retain personal and confidential information and financial accounts in our information technology systems, and we rely on industry standard commercial technologies to maintain the security of those systems. Anyone who is able to circumvent our security measures and penetrate our information technology systems could disrupt system operations, access, view, misappropriate, alter, or delete information in the systems, including personal information and proprietary business information and misappropriate funds from online financial accounts. Information security risks also exist with respect to the use of portable electronic devices, such as laptops, which are particularly vulnerable to loss and theft. Certain state, federal and international laws require that individuals be notified if a security breach compromises the security or confidentiality of their personal information. Any attack or other breach of the security of our information technology systems that compromises personal information, or that otherwise results in unauthorized disclosure or use of personal information could damage our reputation in the marketplace, deter purchases of our products, subject us to heightened regulatory scrutiny, sanctions, significant civil and criminal liability or other adverse legal consequences and require us to incur significant technical, legal and other expenses. Numerous state regulatory bodies are focused on privacy requirements for all companies that collect personal information and have proposed and enacted legislation and regulations regarding privacy standards and protocols. Broad data privacy legislation has also been introduced in the U.S. Senate. Should any such state or federal legislation be enacted, we and other covered businesses may be required to incur significant expense in order to meet its requirements.

The transition to work-from-home in connection with the COVID-19 pandemic also increases our vulnerability to cybersecurity threats and other fraudulent activities.

Our joint ventures, affiliates and third party service providers, including third parties to whom we outsource certain of our functions are also subject to the risks outlined above, any one of which could result in our incurring substantial costs and other negative consequences, including a material adverse effect on our business, results of operations and financial condition. For additional information about specific cybersecurity regulations that we are subject to, see —Regulation—Cybersecurity Regulatory Activity in Part I, Item 1. of this Annual Report on Form 10-K.

Changes in accounting standards could adversely impact our reported results of operations and our reported financial condition.

Our financial statements are subject to the application of U.S. GAAP, which is periodically revised or expanded. Accordingly, from time to time we are required to adopt new or revised accounting standards issued by recognized authoritative bodies, including the Financial Accounting Standards Board ("FASB"). It is possible that future accounting standards we are required to adopt could change the current accounting treatment that we apply to our consolidated financial statements and that such changes could have a material adverse effect on our results of operations and financial condition.

For additional information regarding new accounting standards, see the Business, Basis of Presentation and Significant Accounting Policies Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual Report on Form 10-K.

Our ability to use certain beneficial deferred tax assets may become subject to limitations.

Section 382 and Section 383 of the U.S. Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), operate as anti-abuse rules, the general purpose of which is to prevent trafficking in tax losses and credits, but which can apply without regard to whether a "loss trafficking" transaction occurs or is intended. These rules are triggered by the occurrence of an ownership change—generally defined as when the ownership of a company, or its parent, changes by more than 50% (measured by value) on a cumulative basis in any three year period ("Section 382 event"). If triggered, the amount of the taxable income for any post-change year which may be offset by a pre-change loss is subject to an annual limitation. Generally speaking, this limitation is derived by multiplying the fair market value of the Company immediately before the date of the Section 382 event by the applicable federal long-term tax-exempt rate. If the company were to experience a Section 382 event, this could impact our ability to obtain tax benefits from existing deferred tax assets, as well as future losses and deductions.

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We may be required to reduce the carrying value of our deferred income tax assets or establish a valuation allowance against the deferred income tax assets if: (i) there are significant changes to federal tax policy; (ii) our business does not generate sufficient taxable income; (iii) there is a significant decline in the fair market value of our investment portfolio; or (iv) our tax planning strategies are not feasible. Reductions in the carrying value of our deferred income tax assets or establishment of a valuation allowance could have a material adverse effect on our results of operations and financial condition.

We periodically evaluate and test our ability to realize our deferred tax assets. Deferred tax assets are reduced by a valuation allowance if, based on the weight of evidence, it is more likely than not that some portion, or all, of the deferred tax assets will not be realized. In assessing the more likely than not criteria, we consider future taxable income as well as prudent tax planning strategies.

In 2022, the deferred tax assets increased significantly primarily due to the increase in unrealized losses driven by the increasing interest rates on our available-for-sale portfolio. Significant future increases to interest rates and/or the occurrence of other unexpected circumstances, such as changes in the economic environment, liquidity and investment strategy, could result in recording a related valuation allowance on our deferred tax assets in a future period. Additionally, future changes in facts, circumstances, tax law, including a reduction in federal corporate tax rates may result in a reduction in the carrying value of our total deferred income tax assets and RBC ratios, or an increase in the valuation allowance. A reduction in the carrying value of our total deferred income tax assets or RBC ratios, or an increase in the valuation allowance could have a material adverse effect on the Company's results of operations and financial condition.

Recent U.S. tax law changes could impact the taxation of our operations.

The Inflation Reduction Act of 2022 includes a minimum tax equal to fifteen percent of the adjusted financial statement income ("CAMT") of certain corporations as well as a one percent excise tax on share buybacks, effective for tax years beginning in 2023. The Internal Revenue Service has only issued limited guidance on the CAMT, and uncertainty remains regarding the application of and potential adjustments to the CAMT. If the CAMT applies, we will be required to pay tax at the 15% CAMT rate, despite our U.S. Federal net operating loss carryforwards, which could adversely impact our business, financial condition, results of operations and liquidity. Additionally, any tax liability may create variability in the amount of cash taxes that we pay, which may affect our ordinary dividend or share buyback capacity. The excise tax on share buybacks is currently not expected to have a material impact on our tax liability.

Our business may be negatively affected by adverse publicity or increased governmental and regulatory actions with respect to us, other well-known companies or the financial services industry in general.

Governmental scrutiny with respect to matters relating to compensation, compliance with regulatory and tax requirements and other business practices in the financial services industry has increased dramatically in the past several years and has resulted in more aggressive and intense regulatory supervision and the application and enforcement of more stringent standards. Press coverage and other public statements that assert some form of wrongdoing, regardless of the factual basis for the assertions being made, could result in some type of inquiry or investigation by regulators, legislators and/or law enforcement officials or in lawsuits. Responding to these inquiries, investigations and lawsuits, regardless of the ultimate outcome of the proceeding, is time-consuming and expensive and can divert the time and effort of our senior management from its business. Future legislation or regulation or governmental views on compensation may result in us altering compensation practices in ways that could adversely affect our ability to attract and retain talented employees. Adverse publicity, governmental scrutiny, pending or future investigations by regulators or law enforcement agencies and/or legal proceedings involving us or our affiliates could also have a negative impact on our reputation and on the morale and performance of employees, and on business retention and new sales, which could adversely affect our businesses and results of operations.

Litigation may adversely affect our profitability and financial condition.

We are, and may be in the future, subject to legal actions in the ordinary course of our business operations. Some of these legal proceedings may be brought on behalf of a class. Plaintiffs may seek large or indeterminate amounts of damage, including compensatory, liquidated, treble and/or punitive damages. Our reserves for litigation may prove to be inadequate and insurance coverage may not be available or may be declined for certain matters. It is possible that our results of operations or cash flows in a particular interim or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation depending, in part, upon the results of operations or cash flows for such period. Given the large or indeterminate amounts sometimes sought, and the inherent unpredictability of litigation, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation matters could have a material adverse effect on our financial condition.

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A loss of, or significant change in, key product distribution relationships could materially affect sales.

We distribute certain products under agreements with affiliated distributors and other members of the financial services industry that are not affiliated with us. We compete with other financial institutions to attract and retain commercial relationships in each of these channels, and our success in competing for sales through these distribution intermediaries depends upon factors such as the amount of sales commissions and fees we pay, the breadth of our product offerings, the strength of our brand, our perceived stability and financial strength ratings, and the marketing and services we provide to, and the strength of the relationships we maintain with, individual distributors. An interruption or significant change in certain key relationships could materially affect our ability to market our products and could have a material adverse effect on our business, results of operations and financial condition. Distributors may elect to alter, reduce or terminate their distribution relationships with us, including for such reasons as changes in our distribution strategy, adverse developments in our business, adverse rating agency actions or concerns about market-related risks. Alternatively, we may terminate one or more distribution agreements due to, for example, a loss of confidence in, or a change in control of, one of the distributors, which could reduce sales.

We are also at risk that key distribution partners may merge or change their business models in ways that affect how our products are sold, either in response to changing business priorities or as a result of shifts in regulatory supervision or potential changes in state and federal laws and regulations regarding standards of conduct applicable to distributors when providing investment advice to retail and other customers.

The occurrence of natural or man-made disasters, including the COVID-19 pandemic, may adversely affect our results of operations and financial condition.

We are exposed to various risks arising from natural disasters, including hurricanes, climate change, floods, earthquakes, tornadoes and pandemic disease including the ongoing COVID-19 pandemic, as well as man-made disasters and core infrastructure failures, including acts of terrorism, military actions, power grid and telephone/internet infrastructure failures, which may adversely affect AUM, results of operations and financial condition by causing, among other things:

•Losses in our investment portfolio due to significant volatility in global financial markets or the failure of counterparties to perform;
•Changes in the rate of mortality, claims, withdrawals, lapses and surrenders of existing policies and contracts, as well as sales of new policies and contracts;
•Disruption of our normal business operations, including the ability to interact with existing or potential clients, due to catastrophic property damage, loss of life, or disruption of public and private infrastructure, including communications and financial services, or mandatory shutdowns and stay-at-home orders;
•Increased impairments or credit rating downgrades within our general account portfolio, which could consume our excess capital and reduce the dividend capacity of our insurance subsidiaries. Although we currently believe that we have adequate liquidity for the foreseeable future, if our asset portfolio were to experience a material amount of impairments or ratings downgrades, we might require additional statutory capital within our insurance subsidiaries and would need to consider additional steps to preserve liquidity at our holding company, including reducing or eliminating planned share buybacks or our common stock dividend;
•Declines in fee revenues from lower AUM/AUA and plan participant counts, as a result of increased unemployment and furloughs, lower asset prices, suspensions or reductions in participant plan deposits or employer matching contributions, and an increase in plan loans and withdrawals;
•Reduced premium revenues due to increased unemployment;
•Decreased spread-based revenues due to lower interest rates;
•Material harm to the financial condition of our reinsurers, which would increase the probability of default on reinsurance recoveries; A decline in fund management carried interests and performance fees in our Investment Management business; and
•Reduced sales levels due to decreased RFP activity or delayed decision making by our clients or prospective clients.

A number of these risks materialized in connection with the COVID-19 pandemic, which created material economic disruption worldwide and also had significant effects on our business operations, including the operations of Voya’s overseas joint venture and third-party outsourcing providers.

In the event of any future disaster or disruption, there can be no assurance that our business continuation and crisis management plan or insurance coverages would be effective in mitigating any negative effects on operations or profitability in the event of a disaster, nor can we provide assurance that the business continuation and crisis management plans of the independent

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distributors and outside vendors on whom we rely for certain services and products would be effective in mitigating any negative effects on the provision of such services and products in the event of a disaster.

Claims resulting from a catastrophic event could also materially harm the financial condition of our reinsurers, which would increase the probability of default on reinsurance recoveries. Our ability to write new business could also be adversely affected.

In addition, the jurisdictions in which we are admitted to transact business require life insurers doing business within the jurisdiction to participate in guaranty associations, which raise funds to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. It is possible that a catastrophic event could require extraordinary assessments on us, which may have a material adverse effect on our business, results of operations and financial condition.

If we experience difficulties arising from outsourcing relationships, our ability to conduct business may be compromised, which may have an adverse effect on our business and results of operations.

As we continue to focus on reducing the expense necessary to support our operations, we have increasingly used outsourcing strategies for a significant portion of our information technology and business functions. If our joint ventures, affiliates or third-party service providers experience disruptions or do not perform as anticipated, or we experience problems with a transition, we may experience system failures, disruptions or other operational difficulties, an inability to meet obligations, including, but not limited to, obligations to policyholders, customers, business partners and distribution partners, increased costs and a loss of business and such events may have a material adverse effect on our business and results of operations. Our reliance on outsourcing providers may also exacerbate our exposure to certain risks associated with catastrophic events or material disruptions in economic activity, such as that which occurred in connection with the COVID-19 pandemic. This exposure could be particularly severe to the extent such events occur in regions, such as India, in which our outsourcing providers tend to be concentrated. See risk factors Interruption or other operational failures in telecommunication, information technology and other operational systems, including as a result of human error, could harm our business and A failure to maintain the security, integrity, confidentiality or privacy of our telecommunication, information technology or other operational systems, or the sensitive data residing on such systems, could harm our business.

Risks Related to Regulation

Our businesses and those of our affiliates are heavily regulated and changes in regulation or the application of regulation may reduce our profitability.

We are subject to detailed insurance, securities and other financial services laws and government regulation. In addition to the insurance, securities and other regulations and laws specific to the industries in which we operate, regulatory agencies have broad administrative power over many aspects of our business, which may include ethical issues, money laundering, privacy, recordkeeping and marketing and sales practices. Also, bank regulators and other supervisory authorities in the U.S. and elsewhere continue to scrutinize payment processing and other transactions under regulations governing such matters as money-laundering, prohibited transactions with countries subject to sanctions, and bribery or other anti-corruption measures.

Compliance with applicable laws and regulations is time consuming and personnel-intensive, and changes in laws and regulations may materially increase the cost of compliance and other expenses of doing business. There are a number of risks that may arise where applicable regulations may be unclear, subject to multiple interpretations or under development or where regulations may conflict with one another, where regulators revise their previous guidance or courts overturn previous rulings, which could result in our failure to meet applicable standards. Regulators and other authorities have the power to bring administrative or judicial proceedings against us, which could result, among other things, in suspension or revocation of our licenses, cease and desist orders, fines, civil penalties, criminal penalties or other disciplinary action which could materially harm our results of operations and financial condition. If we fail to address, or appear to fail to address, appropriately any of these matters, our reputation could be harmed and we could be subject to additional legal risk, which could increase the size and number of claims and damages asserted against us or subject us to enforcement actions, fines and penalties. See —Regulation in Part I, Item 1. of this Annual Report on Form 10-K. for further discussion on the impact of regulations on our businesses.

Past or future misconduct by our employees, agents, intermediaries, representatives of our broker-dealer affiliates or employees of our vendors could result in violations of law by us, regulatory sanctions and/or serious reputational or financial harm, and the precautions we take to prevent and detect this activity may not be effective in all cases. Although we employ controls and procedures designed to monitor associates' business decisions and to prevent us from taking excessive or inappropriate risks, associates may take such risks regardless of such controls and procedures. Our Parent's compensation policies and practices are reviewed as part of our overall risk management program, but it is possible that such compensation policies and practices could

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inadvertently incentivize excessive or inappropriate risk taking. If our associates take excessive or inappropriate risks, those risks could harm our reputation and have a material adverse effect on our results of operations and financial condition.

Our businesses are heavily regulated, and changes in regulation in the United States, enforcement actions and regulatory investigations may reduce profitability.

Our operations are subject to comprehensive regulation and supervision throughout the U.S. State insurance laws regulate most aspects of our insurance business and we are regulated by the insurance department of our state of domicile, Connecticut. The primary purpose of state regulation is to protect policyholders, and not necessarily to protect creditors or investors. See —Regulation—Insurance Regulation in Part I, Item 1. of this Annual Report on Form 10-K.

State insurance regulators, the NAIC and other regulatory bodies regularly reexamine existing laws and regulations applicable to insurance companies and their products and their affiliated transactions. Changes in these laws and regulations, or in interpretations thereof, are often made for the benefit of the consumer at the expense of the insurer and could materially and adversely affect our business, results of operations or financial condition.

In addition to the foregoing risks, the financial services industry is the focus of increased regulatory scrutiny as various state and federal governmental agencies and self-regulatory organizations conduct inquiries and investigations into the products and practices of the financial services industries. It is possible that future regulatory inquiries or investigations involving the insurance industry generally, or the Company specifically, could materially and adversely affect our business, results of operations or financial condition. For a description of certain regulatory inquiries affecting the Company, see the Litigation and Regulatory Matters section of the Commitments and Contingencies Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual Report on Form 10-K.

In some cases, this regulatory scrutiny has led to legislation and regulation, or proposed legislation and regulation that could significantly affect the financial services industry, or has resulted in regulatory penalties, settlements and litigation. New laws, regulations and other regulatory actions aimed at the business practices under scrutiny could materially and adversely affect our business, results of operations or financial condition. The adoption of new laws and regulations, enforcement actions, or litigation, whether or not involving us, could influence the manner in which we distribute our products, result in negative coverage of the industry by the media, cause significant harm to our reputation and materially and adversely affect our business, results of operations or financial condition.

Our products are subject to extensive regulation and failure to meet any of the complex product requirements may reduce profitability.

Our products are subject to a complex and extensive array of state and federal tax, securities, insurance and employee benefit plan laws and regulations, which are administered and enforced by a number of different governmental and self-regulatory authorities, including state insurance regulators, state securities administrators, state banking authorities, the SEC, FINRA, the DOL and the IRS.

For example, U.S. federal income tax law imposes requirements relating to insurance and annuity product design, administration and investments that are conditions for beneficial tax treatment of such products under the Internal Revenue Code. Additionally, state and federal securities and insurance laws impose requirements relating to insurance and annuity product design, offering and distribution and administration. Failure to administer product features in accordance with contract provisions or applicable law, or to meet any of these complex tax, securities, or insurance requirements could subject us to administrative penalties imposed by a particular governmental or self-regulatory authority, unanticipated costs associated with remedying such failure or other claims, harm to our reputation, interruption of our operations or adversely impact profitability.

Changes in tax law, as well as changes in interpretation and enforcement of existing tax laws could increase our future tax costs, reducing our profitability.

Changes or clarifications in tax law could cause further reductions to the statutory deferred tax assets and RBC ratios of our insurance subsidiaries. A reduction in the statutory deferred tax assets or RBC ratios may impact the ability of the affected insurance subsidiaries to make distributions to us and consequently could negatively impact our ability to pay dividends to our stockholders and to service our debt.

Current U.S. federal income tax law permits tax-deferred accumulation of income earned under life insurance and annuity products, and permits exclusion from taxation of death benefits paid under life insurance contracts. Changes in tax laws that

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restrict these tax benefits could make some of our products less attractive to customers. Reductions in individual income tax rates or estate tax rates could also make some of our products less advantageous to customers. Changes in federal tax laws that reduce the amount an individual can contribute on a pre-tax basis to an employer-provided, tax-deferred product (either directly by reducing current limits or indirectly by changing the tax treatment of such contributions from exclusions to deductions) or changes that would limit an individual’s aggregate amount of tax-deferred savings could make our products less attractive to customers.

Item 1B. Unresolved Staff Comments

Omitted as registrant is neither an accelerated filer nor a well-known seasoned issuer.

Item 2. Properties

The Company's home office is located at One Orange Way, Windsor, Connecticut, 06095-4774. All Company office space other than the home office is leased or subleased by the Company or its other affiliates. The Company pays substantially all expenses associated with its owned or leased and subleased office properties. Affiliates within Voya Financial's operations provide the Company with various management, finance, investment management and other administrative services, primarily from facilities located at 5780 Powers Ferry Road, N.W., Atlanta, Georgia 30327-4390. The affiliated companies are reimbursed for the Company's use of these services and facilities under a variety of intercompany agreements.We believe that our owned and leased properties are suitable and adequate for our current business operations.

Item 3.    Legal Proceedings

See the Litigation and Regulatory Matters section of the Commitments and Contingencies Note in our Consolidated Financial Statements in Part II, Item 8. in this Annual Report on Form 10-K for a description of our material legal proceedings.

Item 4.    Mine Safety Disclosures

Not applicable.

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PART II
Item 5.    Market for Registrant's Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities

There is no public trading market for the common stock of VRIAC. All of our outstanding common stock is owned by our parent, Voya Holdings Inc. ("Parent"), a direct, wholly owned subsidiary of Voya Financial.

Connecticut insurance law imposes restrictions on a Connecticut insurance company's ability to pay dividends to its parent. These restrictions are based in part on the prior year's statutory income and surplus. In general, dividends up to specified levels are considered ordinary and may be paid without prior approval. Dividends in larger amounts, or extraordinary dividends, are subject to approval by the Connecticut Insurance Commissioner.

Under Connecticut insurance law, an extraordinary dividend or distribution is defined as a dividend or distribution that, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (1) ten percent (10%) of our earned statutory surplus at the prior year end or (2) our prior year statutory net gain from operations. Connecticut law also prohibits a Connecticut insurer from declaring or paying a dividend except out of its earned surplus unless prior insurance regulatory approval is obtained.

During the years ended December 31, 2022 and 2021, VRIAC declared and paid ordinary dividends to its Parent in the aggregate amounts of $48 million and $78 million, respectively, as well as extraordinary dividends in the aggregate amounts of $809 million and $474 million, respectively.

During the year ended December 31, 2022, VRIAC did not receive capital contribution from its Parent. During the year ended December 31, 2021, VRIAC received $318 million capital contributions from its Parent, comprised of cash and non-cash assets.

Item 6. Reserved

Item 7. Management's Narrative Analysis of the Results of Operations and Financial Condition

For the purposes of the discussion in this Annual Report on Form 10-K, the term "VRIAC" refers to Voya Retirement Insurance and Annuity Company and the terms "Company," "we," "our," "us" refer to Voya Retirement Insurance and Annuity Company and its subsidiaries. We are a direct, wholly owned subsidiary of Voya Holdings Inc. ("Parent"), which is a direct, wholly owned subsidiary of Voya Financial, Inc.

The following discussion and analysis presents a review of our results of operations for the years ended December 31, 2022 and 2021, and financial condition as of December 31, 2022 and 2021. This item should be read in its entirety and in conjunction with the Consolidated Financial Statements and related notes contained in Part II, Item 8. of this Annual Report on Form 10-K. For discussion and analysis of our results of operations for the years ended December 31, 2021 and 2020, refer to our 2021 Annual Report on Form 10-K filed with the SEC on March 11, 2022.

In addition to historical data, this discussion contains forward-looking statements about our business, operations and financial performance based on current expectations that involve risks, uncertainties and assumptions. Actual results may differ materially from those discussed in the forward-looking statements as a result of various factors. See "Note Concerning Forward-Looking Statements."

Overview

VRIAC is a stock life insurance company domiciled in the State of Connecticut. VRIAC and its wholly owned subsidiaries (collectively, the "Company") provide financial products and services in the United States. VRIAC is authorized to conduct its insurance business in all states and in the District of Columbia, Guam, Puerto Rico and the Virgin Islands.

On January 4, 2021, VRIAC's ultimate parent, Voya Financial Inc. ("Voya Financial"), consummated a series of transactions pursuant to a Master Transaction Agreement (the “Resolution MTA”) entered into on December 18, 2019 with Resolution Life U.S. Holdings Inc. (“Resolution Life US”), pursuant to which Resolution Life US acquired all of the shares of the capital stock of several of Voya Financial's subsidiaries, including Security Life of Denver Company ("SLD").

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Concurrently with the sale, SLD entered into reinsurance agreements with insurance subsidiaries of Voya Financial, including VRIAC. Pursuant to these agreements, these subsidiaries reinsured to SLD certain in-scope individual life insurance and annuities businesses. VRIAC remains a subsidiary of Voya Financial. These reinsurance transactions were substantially carried out on a coinsurance or modified coinsurance basis, with SLD’s reinsurance obligations collateralized by invested assets placed in a comfort trust. The reinsurance agreements along with the sale of the legal entities noted above (referred to as the "Individual Life Transaction") resulted in the disposition of substantially all of Voya Financial's life insurance and legacy non-retirement annuity businesses and related assets. Pursuant to the Individual Life Transaction, VRIAC's reserves related to legacy non-retirement annuity business as well as pension risk transfer products were ceded to SLD and related assets transferred.

Furthermore, upon closing of the Individual Life Transaction on January 4, 2021, DAC and VOBA balances are amortized as a charge to earnings over the life of the underlying policies. Additionally, for the portion of the reinsurance transactions that involve policies that do not meet risk transfer, a deposit asset was established in the amount of $1.5 billion on a pre-tax basis. This compares to liabilities related to Contract owner account balances that currently exist for the related underlying policies.

Effective as of March 1, 2021, Voya Retirement Insurance and Annuity Company acquired 49.9% of the issued and outstanding common stock of Voya Special Investments, Inc. from Voya Financial, Inc. The investment has been accounted for as an equity method investment and recognized within Other investments in the Consolidated Balance Sheets. Also, effective as of March 1, 2021, the Company acquired $80 million of SLD issued surplus notes and $73 million of Resolution (Life U.S. Intermediate Holdings Ltd.) issued preferred shares from affiliated entities, which were received in connection with the Individual Life Transaction.

On June 9, 2021, Voya Financial completed the sale of the independent financial planning channel of Voya Financial Advisors ("VFA") to Cetera Financial Group, Inc, ("Cetera"), one of the nation’s largest networks of independently managed broker-dealers. VFA is one of the channels through which VRIAC distributes its products. In connection with this transaction, VFA transferred more than 800 independent financial professionals serving retail customers with approximately $38 billion in assets under advisement to Cetera, while retaining approximately 500 field and phone-based financial professionals who support our business.

Critical Accounting Judgments and Estimates

General

The preparation of financial statements in conformity with accounting principles generally accepted in the United States ("U.S. GAAP") requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the Consolidated Financial Statements and the reported amounts of revenues and expenses during the reporting period. Critical estimates and assumptions are evaluated on an on-going basis based on historical developments, market conditions, industry trends and other information that is reasonable under the circumstances. There can be no assurance that actual results will conform to estimates and assumptions and that reported results of operations will not be materially affected by the need to make future accounting adjustments to reflect changes in these estimates and assumptions from time to time. The inputs into our estimates and assumptions consider the economic implications of COVID-19 on our critical and significant accounting estimates. Those estimates are inherently subject to change and actual results could differ from those estimates, and the differences may be material to the accompanying Consolidated Financial Statements.

We have identified the following accounting judgments and estimates as critical in that they involve a higher degree of judgment and are subject to a significant degree of variability:

•Reserves for future policy benefits;
•Deferred policy acquisition costs ("DAC") and value of business acquired ("VOBA");
•Valuation of investments and derivatives;
•Investment impairments;
•Income taxes; and
•Contingencies.

In developing these accounting estimates, we make subjective and complex judgments that are inherently uncertain and subject to material changes as facts and circumstances develop. Although variability is inherent in these estimates, we believe the amounts provided are appropriate based on the facts available upon preparation of the Consolidated Financial Statements.

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The above critical accounting estimates are described in the Business, Basis of Presentation and Significant Accounting Policies Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual Report on Form 10-K.

Reserves for Future Policy Benefits

The determination of future policy benefit reserves is dependent on actuarial assumptions. The principal assumptions used to establish liabilities for future policy benefits are based on our experience and periodically reviewed against industry standards. These assumptions include mortality, morbidity, policy lapse, contract renewal, payment of subsequent premiums or deposits by the contract owner, retirement, investment returns, inflation, benefit utilization and expenses. The assumptions used require considerable judgments. Changes in, or deviations from, the assumptions used can significantly affect our reserve levels and related results of operations.

•Mortality is the incidence of death among policyholders triggering the payment of underlying insurance coverage by the insurer. In addition, mortality also refers to the ceasing of payments on life-contingent annuities due to the death of the annuitant. We utilize a combination of actual and industry experience when setting our mortality assumptions.
•A lapse rate is the percentage of in-force policies surrendered by the policyholder or canceled by us due to non-payment of premiums.

See the Guaranteed Benefit Features Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual Report on Form 10-K for further information on our reserves for future policy benefits, contract owner account balances and product guarantees.

Insurance and Other Reserves

Reserves for payout contracts with life contingencies are equal to the present value of expected future payments. Assumptions, which are "locked-in" at inception of the contracts, include interest rates, mortality and expenses, and are based on our estimates of anticipated experience at the period the policy is sold or acquired, including a provision for adverse deviation. Such assumptions generally vary by annuity plan type, year of issue and policy duration. Interest rates used to calculate the present value of future benefits ranged from 2.3% to 5.5%. Due to the locked-in assumptions, sensitivity associated with these contracts do not result in significant impacts to our results of operations.

Although assumptions are locked-in upon the issuance of payout contracts with life contingencies, significant changes in experience or assumptions may require us to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves are determined based on best estimate assumptions that exist at the time the premium deficiency reserve is established and do not include a provision for adverse deviation.

Product Guarantees and Index-crediting Features

The assumptions used to establish the liabilities for our product guarantees require considerable judgment and are established as management's best estimate of future outcomes. We periodically review these assumptions and, if necessary, update them based on additional information that becomes available. Changes in, or deviations from, the assumptions used can significantly affect our reserve levels and related results of operations.

Stabilizer and MCG: We also issue stabilizer ("Stabilizer") contracts that contain embedded derivatives that are measured at estimated fair value separately from the host contracts. The managed custody guarantee product ("MCG") is a stand-alone derivative and is measured in its entirety at estimated fair value.

The estimated fair value of the Stabilizer embedded derivative and MCG stand-alone derivative is determined based on the present value of projected future claims, minus the present value of future guaranteed premiums. At inception of the contract, we project a guaranteed premium to be equal to the present value of the projected future claims. The income associated with the contracts is projected using actuarial and capital market assumptions, including benefits and related contract charges, over the anticipated life of the related contracts. The cash flow estimates are projected under multiple capital market scenarios using observable risk-free rates and other best estimate assumptions.

The liabilities for the Stabilizer embedded derivatives and the MCG stand-alone derivative include a risk margin to capture uncertainties related to policyholder behavior assumptions. The margin represents additional compensation a market participant would require to assume these risks.

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The discount rate used to determine the fair value of the liabilities for our and Stabilizer embedded derivatives and the MCG stand-alone derivative includes an adjustment to reflect the risk that these obligations will not be fulfilled (“nonperformance risk”). Our nonperformance risk adjustment is based on a blend of observable, similarly rated peer holding company credit spreads, adjusted to reflect the credit quality of the Company, as well as an adjustment to reflect the non-default spreads and the priority and recovery rates of policyholder claims.

See Quantitative and Qualitative Disclosures About Market Risk in Part II, Item 7A. of this Annual Report on Form 10-K for additional information regarding the specific hedging strategies and reinsurance we utilize to mitigate risk for the product guarantees, as well as sensitivities of the embedded derivative and stand-alone derivative liabilities to changes in certain capital markets assumptions.

Deferred Policy Acquisition Costs and Value of Business Acquired

DAC represents policy acquisition costs that have been capitalized and are subject to amortization and interest. VOBA represents the outstanding value of in-force business acquired and is subject to amortization and interest.

Assumptions and Periodic Review

Assumptions deemed critical to the DAC/VOBA estimates include the long-term equity rate of return, long-term interest rate, and future mortality. Changes in assumptions can have a significant impact on DAC/VOBA balances, amortization rates, reserve levels, and results of operations. Assumptions are management's best estimates of future outcome. We periodically review these assumptions against actual experience and, based on additional information that becomes available, update our assumptions. Deviation of emerging experience from our assumptions could have a significant effect on our DAC/VOBA, reserves, and the related results of operations.

•One significant assumption is the assumed return associated with the variable account performance. To reflect the volatility in the equity markets, this assumption involves a combination of near-term expectations and long-term assumptions regarding market performance. The overall return on the variable account is dependent on multiple factors, including the relative mix of the underlying sub-accounts among bond funds and equity funds, as well as equity sector weightings. We use a reversion to the mean approach, which assumes that the market returns over the entire mean reversion period are consistent with a long-term level of equity market appreciation. We monitor market events and only change the assumption when sustained deviations are expected. This methodology incorporates an 8% long-term equity return assumption, a 14% cap and a five-year look-forward period.
•Assumptions related to interest rate spreads and credit losses also impact estimated gross profits for all applicable products with credited rates. These assumptions are based on the current investment portfolio yields and credit quality, estimated future crediting rates, capital markets, and estimates of future interest rates and defaults.
•Other significant assumptions include estimated policyholder behavior assumptions, such as surrender, lapse, and annuitization rates. We use a combination of actual and industry experience when setting and updating our policyholder behavior assumptions, and such assumptions require considerable judgment. Estimated gross profits for our variable annuity contracts are particularly sensitive to these assumptions.

During the third quarter of 2022 and 2021, we conducted our annual review of assumptions, including projection model inputs, which resulted in net favorable unlocking of DAC/VOBA of $51 million and $20 million, respectively. Unlocking in the third quarter of 2022 was primarily driven by higher interest rates. Unlocking in the third quarter of 2021 was primarily driven by changes in asset return assumptions. DAC/VOBA unlocking is reflected in Net amortization of Deferred policy acquisition costs and Value of business acquired in the Consolidated Statements of Operations for the years ended December 31, 2022 and 2021.

During the first quarter of 2021, and as a result of the close of the Individual Life transaction, we reviewed our blocks of business to determine recoverability of DAC, VOBA and other intangibles. This review, referred to as loss recognition testing, resulted in the write down of DAC/VOBA of $2 million and increase in reserves of $216 million in our divested businesses. The loss recognition related to DAC/VOBA and reserves was recorded in Net amortization of Deferred policy acquisition costs and Value of business acquired and Interest credited and other benefits to contract owners/policyholders, respectively, in the Consolidated Statements of Operations for the year ended December 31, 2021.

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Sensitivity

We perform sensitivity analyses to assess the impact that certain assumptions have on DAC/VOBA and certain reserves. The following table presents the estimated instantaneous net impact on income before income taxes of various assumption changes on our DAC/VOBA balances and the impact on related reserves for future policy benefits and reinsurance. The effects are not representative of the aggregate impacts that could result if a combination of such changes to equity markets, interest rates and other assumptions occurred.

($ in millions)	As of December 31, 2022
Decrease in long-term equity rate of return assumption by 100 basis points	$(36)
A change to the long-term interest rate assumption of -50 basis points	(16)
A change to the long-term interest rate assumption of +50 basis points	14
A one-time, 10% decrease in equity market values	(5)

Lower assumed equity rates of return, lower assumed interest rates and decreases in equity market values generally decrease DAC/VOBA and increase future policy benefits, thus decreasing income before income taxes. Higher assumed interest rates generally increase DAC/VOBA and decrease future policy benefits, thus increasing income before income taxes.

Valuation of Investments and Derivatives

Our investment portfolio includes certain investments recorded at fair value and consists of public and private fixed maturity securities, commercial mortgage and other loans, equity securities, short-term investments, other invested assets and derivative financial instruments. We enter into interest rate, equity market, credit default and currency contracts, including swaps, futures, forwards, caps, floors, and options, to reduce and manage various risks associated with changes in value, yield, price, cash flow or exchange rates of assets or liabilities held or intended to be held, or to assume or reduce credit exposure associated with a referenced asset, index or pool. We also utilize options and futures on equity indices to reduce and manage risks associated with our annuity products.

See the Investments Note and the Derivative Financial Instruments Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual Report on Form 10-K for further information.

Investments

We measure the fair value of our financial assets and liabilities based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset, or nonperformance risk, including our own credit risk. The estimate of fair value is the price that would be received to sell an asset or paid to transfer a liability ("exit price") in an orderly transaction between market participants in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability. We use a number of valuation sources to determine the fair values of our financial assets and liabilities, including quoted market prices, third-party commercial pricing services, third-party brokers, industry-standard, vendor-provided software that models the value based on market observable inputs, and other internal modeling techniques based on projected cash flows.

We categorize our financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

When available, the estimated fair value of securities is based on quoted prices in active markets that are readily and regularly obtainable. When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, including discounted cash flows, matrix pricing or other similar techniques. Inputs to these methodologies include, but are not limited to, market observable inputs such as benchmark yields, credit quality, issuer spreads, bids, offers and cash flow characteristics of the security. For privately placed bonds, we also consider such factors as the net worth of the borrower, value of the collateral, the capital structure of the borrower, the presence of guarantees, and the borrower's ability to compete in its relevant market. Valuations are reviewed and validated monthly by an internal valuation committee using price variance reports, comparisons to internal pricing models, back testing of recent trades, and monitoring of trading volumes, as appropriate.

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The valuation of financial assets and liabilities involves considerable judgment, is subject to considerable variability, is established using management's best estimate, and is revised as additional information becomes available. As such, changes in, or deviations from, the assumptions used in such valuations can significantly affect our results of operations. Financial markets are subject to significant movements in valuation and liquidity, which can impact our ability to liquidate and the selling price that can be realized for our securities.

Derivatives

Derivatives are carried at fair value, which is determined by using observable key financial data, such as yield curves, exchange rates, S&P 500 prices, London Interbank Offered Rates ("LIBOR"), Overnight Index Swap Rates ("OIS") and Secured Overnight Financing Rates ("SOFR"), or through values established by third-party sources, such as brokers. Valuations for our futures contracts are based on unadjusted quoted prices from an active exchange. Counterparty credit risk is considered and incorporated in our valuation process through counterparty credit rating requirements and monitoring of overall exposure. Our own credit risk is also considered and incorporated in our valuation process.

We have certain CDS and options that are priced by third party vendors or by using models that primarily use market observable inputs, but contain inputs that are not observable to market participants.

We also have investments in certain fixed maturities and have issued certain annuity products that contain embedded derivatives for which fair value is at least partially determined by levels of or changes in domestic and/or foreign interest rates (short-term or long-term), exchange rates, prepayment rates, equity markets, or credit ratings/spreads. The fair values of these embedded derivatives are determined using prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. For additional information regarding the valuation of and significant assumptions associated with embedded derivatives and stand-alone derivatives associated with certain annuity contracts, see "Reserves for Future Policy Benefits" above.

The valuation of derivatives involves considerable judgment, is subject to considerable variability, is established using management's best estimate and is revised as additional information becomes available. As such, changes in, or deviations from, these assumptions used in such valuations can have a significant effect on our results of operations.

For additional information regarding the fair value of our investments and derivatives, see the Fair Value Measurements Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual Report on Form 10-K. For additional information regarding the sensitivities of interest rate risk and equity market price risk and impact on investments and derivatives, see Quantitative and Qualitative Disclosures About Market Risk in Part II, Item 7A. of this Annual Report on Form 10-K.

Investment Impairments

Fixed maturities, available-for-sale, and mortgage loans on real estate can be subject to credit impairment, which can have a significant effect on the results of operations. Refer to the Business, Basis of Presentation and Significant Accounting Policies Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual Report on Form 10-K for an understanding of our methodology and significant inputs considered within the allowance for credit losses and impairments. For additional information regarding the evaluation process for credit impairments, refer to the Investments Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual Report on Form 10-K.

Income Taxes

The results of our operations are included in the consolidated tax return of Voya Financial. Generally, our Consolidated Financial Statements recognize the current and deferred income tax consequences that result from our activities during the current and preceding periods pursuant to the provisions of ASC Topic 740, "Income Taxes" as if we were a separate taxpayer rather than a member of Voya Financial's consolidated income tax return group, with the exception of any net operating loss carryforwards and capital loss carryforwards, which are recorded pursuant to the tax sharing agreement.

Under our tax sharing agreement, Voya Financial will pay us for the tax benefits of ordinary and capital losses only in the event that the consolidated tax group actually uses the tax benefit of losses generated.

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Valuation Allowances

We use certain assumptions and estimates in determining the income taxes payable or refundable to/from Voya Financial for the current year, the deferred income tax liabilities and assets for items recognized differently in our Consolidated Financial Statements from amounts shown on our income tax returns and the federal income tax expense. Determining these amounts requires analysis and interpretation of current tax laws and regulations, including the loss limitation rules associated with change in control. We exercise considerable judgment in evaluating the amount and timing of recognition of the resulting income tax liabilities and assets. These judgments are reevaluated on a periodic basis and as regulatory and business factors change.

During the year, we had losses in Other comprehensive income of $3.5 billion, resulting in unrealized capital losses of $1.9 billion in Accumulated other comprehensive income as of December 31, 2022, which generated a deferred tax asset ("DTA"). This DTA was driven primarily by the impact of increasing interest rates on our available-for-sale portfolio. We expect this DTA to be utilized by our capital loss carryback capacity and hold to maturity tax planning strategy. Significant future increases to interest rates and/or the occurrence of other unexpected circumstances, such as changes in the economic environment, liquidity and investment strategy, could result in recording a related valuation allowance on our deferred tax assets in a future period.

For additional understanding over the Company's valuation allowance, refer to the Business, Basis of Presentation and Significant Accounting Policies Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual report on Form 10-K.

Tax Contingencies

We recognize the tax benefit from an uncertain tax position only if it is more likely than not to be sustained under examination by the applicable taxing authority. We also consider positions that have been reviewed and agreed to as part of an examination by the applicable taxing authority. For items that meet the more-likely-than-not recognition threshold, we measure the tax position as the largest amount of benefit that is more than 50% likely to be realized upon ultimate resolution with the applicable tax authority that has full knowledge of all relevant information. Tax positions that do not meet the more-likely-than-not standard are not recognized.

Changes in Law

Certain changes or future events, such as changes in tax legislation, completion of tax audits, planning opportunities and expectations about future outcomes could have an impact on our estimates of valuation allowances, deferred taxes, tax provisions and effective tax rates.

In August 2022, President Biden signed into law the Inflation Reduction Act of 2022 (“IRA of 2022”), which includes a 15% book income alternative minimum tax (“CAMT”) on corporations and a 1% excise tax on the fair market value of stock that is repurchased by publicly traded U.S. corporations or their specified affiliates. The CAMT and the excise tax are effective in taxable years beginning after December 31, 2022. The Internal Revenue Service has only issued limited guidance on the CAMT, and uncertainty remains regarding the application of and potential adjustments to the CAMT. If the CAMT applies, we will be required to pay tax at the 15% CAMT rate despite our U.S. Federal net operating loss carryforwards. We do expect to be subject to the 1% excise tax but do not expect that it will have a material impact to our financial statements.

Contingencies

For information regarding our contingencies, see the Commitments and Contingencies Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual Report on Form 10-K.

Impact of New Accounting Pronouncements

For information regarding the impact of new accounting pronouncements, see the Business, Basis of Presentation and Significant Accounting Policies Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual Report on Form 10-K.

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Results of Operations

	Year ended December 31,
($ in millions)	2022	2021	Change
Revenues:
Net investment income	$1,619	$1,949	$(330)
Fee income	979	1,088	(109)
Premiums	18	(2,425)	2,443
Broker-dealer commission revenue	2	2	—
Net gains (losses)	(429)	166	(595)
Other revenue	39	38	1
Total revenues	2,228	818	1,410
Benefits and expenses:
Interest credited and other benefits to contract owners/policyholders	763	(1,483)	2,246
Operating expenses	1,130	1,213	(83)
Broker-dealer commission expense	2	2	—
Net amortization of Deferred policy acquisition costs and Value of business acquired	49	97	(48)
Interest expense	1	—	1
Total benefits and expenses	1,945	(171)	2,116
Income (loss) before income taxes	283	989	(706)
Income tax expense (benefit)	(50)	163	(213)
Net income	$333	$826	$(493)

Year Ended December 31, 2022 compared to Year Ended December 31, 2021

Revenues

Net investment income decreased by $330 million from $1,949 million to $1,619 million primarily due to:

•lower alternative investment and prepayment fee income in the current period primarily driven by the impact of equity market performance.

Fee income decreased by $109 million from $1,088 million to $979 million primarily due to:

•lower average equity markets and a lower earned rate.

Premiums increased by $2,443 million from $(2,425) million to $18 million primarily due to:

•the close of the Individual Life Transaction in the prior year, at which point the Pension Risk Transfer (PRT) and annuity businesses were ceded to Resolution, which are fully offset by a corresponding amount in Interest credited and other benefits to contract owners/policyholders.

Net gains (losses) changed by $595 million from a gain of $166 million to a loss of $429 million primarily due to:

•an unfavorable change in fixed maturities, available for sale, including securities pledged primarily driven by the transfer of assets from reinsurance portfolios to Resolution upon the close of the transaction;
•an unfavorable change in equity securities, at fair value, primarily driven by market value movements;
•gains on mortgage loans in the prior period driven by the sale of loans from reinsurance portfolios to Resolution upon the close of the transaction and a decline in CECL allowance; and
•a gain in other investments in the prior period due to the sale of the Company's stake in VA Capital.

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The change was partially offset by:

•net favorable changes in derivative valuations due to interest rate movements.

Benefits and Expenses

Interest credited and other benefits to contract owners/policyholders increased by $2,246 million from $(1,483) million to $763 million primarily due to:

•the close of the Individual Life Transaction in the prior period, at which point the PRT and annuity businesses were ceded to Resolution, which is fully offset by a corresponding amount in Premiums.

The increase was partially offset by:

•a decrease related to the PRT reserves ceded to Resolution driven by a change in yield assumptions that occurred in the prior year and did not reoccur in the current year.

Net amortization of DAC and VOBA decreased by $48 million from $97 million to $49 million primarily due to:

•the DAC/VOBA balance related to the annuities business ceded to Resolution being written down to zero in the prior period as the block did not pass loss recognition testing; and
•higher favorable DAC unlocking primarily due to third quarter annual assumption updates in the current year.

The decrease was partially offset by:

•an unfavorable change in DAC unlocking primarily due to equity market performance in the current year.

Income tax expense (benefit) changed by $213 million from an expense of $163 million to a benefit of $50 million primarily due to:

•a decrease in income before income taxes;
•tax credits claimed in 2022 related to tax years 2012 - 2017; and
•an increase in the dividends received deduction.

Investments

Investment Strategy

Our investment strategy seeks to achieve sustainable risk-adjusted returns by focusing on principal preservation, disciplined matching of asset characteristics with liability requirements and the diversification of risks. Investment activities are undertaken according to investment policy statements that contain internally established guidelines and risk tolerances and are required to comply with applicable laws and insurance regulations. Risk tolerances are established for credit risk, credit spread risk, market risk, liquidity risk and concentration risk across issuers, sectors and asset types that seek to mitigate the impact of cash flow variability arising from these risks.

Segmented portfolios are established for groups of products with similar liability characteristics. Our investment portfolio consists largely of high quality fixed maturities and short-term investments, investments in commercial mortgage loans, alternative investments and other instruments, including a small amount of equity holdings. Fixed maturities include publicly issued corporate bonds, government bonds, privately placed notes and bonds, bonds issued by states and municipalities, Other asset-backed securities ("ABS"), and traditional Mortgage-backed securities ("MBS").

We use derivatives for hedging purposes to reduce our exposure to the cash flow variability of assets and liabilities, interest rate risk, credit risk and market risk. In addition, we use credit derivatives to replicate exposure to individual securities or pools of securities as a means of achieving credit exposure similar to bonds of the underlying issuer(s) more efficiently.

See the Investments Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual Report on Form 10-K for more information on investments.

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Portfolio Composition

The following table presents the investment portfolio as of the dates indicated:

	December 31, 2022		December 31, 2021
($ in millions)	Carrying Value	% of Total	Carrying Value	% of Total
Fixed maturities, available-for-sale, net of allowance	$19,772	70.4%	$24,360	75.6%
Fixed maturities, at fair value option	1,255	4.5%	1,253	3.9%
Equity securities, at fair value	133	0.5%	141	0.4%
Short-term investments(1)	248	0.9%	—	—%
Mortgage loans on real estate, net of allowance	4,213	15.0%	4,222	13.1%
Policy loans	159	0.6%	171	0.5%
Limited partnerships/corporations	1,043	3.7%	980	3.0%
Derivatives	322	1.1%	149	0.5%
Securities pledged	792	2.8%	799	2.5%
Other investments	132	0.5%	143	0.5%
Total investments	$28,069	100.0%	$32,218	100.0%
(1) Short-term investments include investments with remaining maturities of one year or less, but greater than 3 months, at the time of purchase.

Fixed Maturities

The following tables present total fixed maturities, including securities pledged, by market sector as of the dates indicated:

	December 31, 2022
($ in millions)	Amortized Cost	% of Total	Fair Value	% of Total
Fixed maturities:
U.S. Treasuries	$404	1.7%	$377	1.7%
U.S. Government agencies and authorities	33	0.1%	30	0.1%
State, municipalities, and political subdivisions	691	2.8%	600	2.7%
U.S. corporate public securities	6,938	28.6%	5,938	27.2%
U.S. corporate private securities	3,885	15.9%	3,568	16.4%
Foreign corporate public securities and foreign governments(1)	2,380	9.8%	2,066	9.5%
Foreign corporate private securities(1)	2,617	10.7%	2,438	11.2%
Residential mortgage-backed securities	3,023	12.4%	2,893	13.3%
Commercial mortgage-backed securities	2,978	12.2%	2,599	11.9%
Other asset-backed securities	1,418	5.8%	1,310	6.0%
Total fixed maturities, including securities pledged	$24,367	100.0%	$21,819	100.0%
(1) Primarily U.S. dollar denominated.

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	December 31, 2021
($ in millions)	Amortized Cost	% of Total	Fair Value	% of Total
Fixed maturities:
U.S. Treasuries	$554	2.3%	$691	2.6%
U.S. Government agencies and authorities	20	0.1%	20	0.1%
State, municipalities, and political subdivisions	716	2.9%	803	3.0%
U.S. corporate public securities	7,314	30.1%	8,269	31.4%
U.S. corporate private securities	3,620	14.9%	3,939	14.9%
Foreign corporate public securities and foreign governments(1)	2,352	9.7%	2,591	9.8%
Foreign corporate private securities(1)	2,563	10.5%	2,703	10.2%
Residential mortgage-backed securities	3,081	12.7%	3,164	12.0%
Commercial mortgage-backed securities	2,766	11.4%	2,881	10.9%
Other asset-backed securities	1,341	5.4%	1,351	5.1%
Total fixed maturities, including securities pledged	$24,327	100.0%	$26,412	100.0%
(1) Primarily U.S. dollar denominated.

As of December 31, 2022, the average duration of our fixed maturities portfolio, including securities pledged, is between 6.5 and 7.0 years.

Fixed Maturities Credit Quality - Ratings

The Securities Valuation Office ("SVO") of the NAIC evaluates the fixed maturity security investments of insurers for regulatory reporting and capital assessment purposes and assigns securities to one of six credit quality categories called "NAIC designations." An internally developed rating is used as permitted by the NAIC if no rating is available. These designations are generally similar to the credit quality designations of the NAIC acceptable rating organizations ("ARO") for marketable fixed maturity securities, called rating agency designations except for certain structured securities as described below. NAIC designations of "1," highest quality and "2," high quality, include fixed maturity securities generally considered investment grade by such rating organizations. NAIC designations 3 through 6 include fixed maturity securities generally considered below investment grade by such rating organizations.

The NAIC designations for structured securities, including subprime and Alt-A RMBS, are based upon a comparison of the bond's amortized cost to the NAIC's loss expectation for each security. Securities where modeling results in no expected loss in each scenario are considered to have the highest designation of NAIC 1. A large percentage of our RMBS securities carry the NAIC 1 designation while the ARO rating indicates below investment grade. This is primarily due to the credit and intent impairments recorded by us that reduced the amortized cost on these securities to a level resulting in no expected loss in all scenarios, which corresponds to the NAIC 1 designation. The methodology reduces regulatory reliance on rating agencies and allows for greater regulatory input into the assumptions used to estimate expected losses from such structured securities. In the tables below, we present the rating of structured securities based on ratings from the NAIC methodologies described above (which may not correspond to rating agency designations). NAIC designations (e.g., NAIC 1-6) are based on the NAIC methodologies.

As a result of time lags between the funding of investments, the finalization of legal documents and the completion of the SVO filing process, the fixed maturity portfolio generally includes securities that have not yet been rated by the SVO as of each balance sheet date, such as private placements. Pending receipt of SVO ratings, the categorization of these securities by NAIC designation is based on the expected ratings indicated by internal analysis.

Information about certain of our fixed maturity securities holdings by NAIC designation is set forth in the following tables. Corresponding rating agency designation does not directly translate into NAIC designation, but represents our best estimate of comparable ratings from rating agencies, including Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") and Fitch Ratings, Inc. ("Fitch"). If no rating is available from a rating agency, then an internally developed rating is used. As of December 31, 2022 and 2021 the weighted average NAIC quality rating of our fixed maturities portfolio was 1.6.

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The fixed maturities in our portfolio are generally rated by external rating agencies and, if not externally rated, are rated by us on a basis similar to that used by the rating agencies. As of December 31, 2022 and 2021, the weighted average quality rating of our fixed maturities portfolio was A. Ratings are derived from three ARO ratings and are applied as follows based on the number of agency ratings received:
•when three ratings are received then the middle rating is applied;
•when two ratings are received then the lower rating is applied;
•when a single rating is received, the ARO rating is applied; and
•when ratings are unavailable then an internal rating is applied.

The following tables present credit quality of fixed maturities, including securities pledged, using NAIC designations as of the dates indicated:

($ in millions)	December 31, 2022
NAIC Quality Designation	1	2	3	4	5	6	Total Fair Value
U.S. Treasuries	$377	$—	$—	$—	$—	$—	$377
U.S. Government agencies and authorities	30	—	—	—	—	—	30
State, municipalities and political subdivisions	567	33	—	—	—	—	600
U.S. corporate public securities	1,799	3,886	218	26	—	9	5,938
U.S. corporate private securities	1,293	2,027	180	66	2	—	3,568
Foreign corporate public securities and foreign governments(1)	680	1,266	75	40	—	5	2,066
Foreign corporate private securities(1)	282	2,044	82	21	9	—	2,438
Residential mortgage-backed securities	2,640	238	2	—	5	8	2,893
Commercial mortgage-backed securities	2,160	366	59	7	5	2	2,599
Other asset-backed securities	1,081	218	2	5	1	3	1,310
Total fixed maturities	$10,909	$10,078	$618	$165	$22	$27	$21,819
% of Fair Value	50.0%	46.2%	2.8%	0.8%	0.1%	0.1%	100.0%
(1) Primarily U.S. dollar denominated.

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($ in millions)	December 31, 2021
NAIC Quality Designation	1	2	3	4	5	6	Total Fair Value
U.S. Treasuries	$691	$—	$—	$—	$—	$—	$691
U.S. Government agencies and authorities	20	—	—	—	—	—	20
State, municipalities and political subdivisions	737	65	1	—	—	—	803
U.S. corporate public securities	2,697	5,285	239	41	7	—	8,269
U.S. corporate private securities	1,315	2,300	243	79	2	—	3,939
Foreign corporate public securities and foreign governments(1)	789	1,689	106	7	—	—	2,591
Foreign corporate private securities(1)	223	2,202	146	67	—	65	2,703
Residential mortgage-backed securities	3,116	22	—	1	10	15	3,164
Commercial mortgage-backed securities	2,488	332	54	7	—	—	2,881
Other asset-backed securities	1,112	221	4	6	8	—	1,351
Total fixed maturities	$13,188	$12,116	$793	$208	$27	$80	$26,412
% of Fair Value	49.9%	45.9%	3.0%	0.8%	0.1%	0.3%	100.0%
(1) Primarily U.S. dollar denominated.

The following tables present credit quality of fixed maturities, including securities pledged, using ARO ratings as of the dates indicated:

($ in millions)	December 31, 2022
ARO Quality Ratings	AAA	AA	A	BBB	BB and Below	Total Fair Value
U.S. Treasuries	$377	$—	$—	$—	$—	$377
U.S. Government agencies and authorities	28	2	—	—	—	30
State, municipalities and political subdivisions	38	370	159	33	—	600
U.S. corporate public securities	21	283	1,679	3,686	269	5,938
U.S. corporate private securities	27	146	1,065	2,069	261	3,568
Foreign corporate public securities and foreign governments(1)	8	116	591	1,218	133	2,066
Foreign corporate private securities(1)	—	26	239	2,047	126	2,438
Residential mortgage-backed securities	2,210	145	79	185	274	2,893
Commercial mortgage-backed securities	895	288	608	687	121	2,599
Other asset-backed securities	88	290	694	221	17	1,310
Total fixed maturities	$3,692	$1,666	$5,114	$10,146	$1,201	$21,819
% of Fair Value	16.9%	7.6%	23.5%	46.5%	5.5%	100.0%
(1) Primarily U.S. dollar denominated.

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($ in millions)	December 31, 2021
ARO Quality Ratings	AAA	AA	A	BBB	BB and Below	Total Fair Value
U.S. Treasuries	$691	$—	$—	$—	$—	$691
U.S. Government agencies and authorities	18	—	2	—	—	20
State, municipalities and political subdivisions	47	465	225	65	1	803
U.S. corporate public securities	46	483	2,429	5,047	264	8,269
U.S. corporate private securities	32	68	1,147	2,447	245	3,939
Foreign corporate public securities and foreign governments(1)	8	176	716	1,562	129	2,591
Foreign corporate private securities(1)	—	29	198	2,266	210	2,703
Residential mortgage-backed securities	2,089	214	159	222	480	3,164
Commercial mortgage-backed securities	1,167	289	580	753	92	2,881
Other asset-backed securities	150	303	647	217	34	1,351
Total fixed maturities	$4,248	$2,027	$6,103	$12,579	$1,455	$26,412
% of Fair Value	16.1%	7.7%	23.1%	47.6%	5.5%	100.0%
(1) Primarily U.S. dollar denominated.
Fixed maturities rated BB and below may have speculative characteristics and changes in economic conditions or other circumstances that are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than is the case with higher rated fixed maturities.

Unrealized Capital Losses

Gross unrealized losses on fixed maturities, including securities pledged, increased $2.5 billion from $111 million to $2.6 billion for the year ended December 31, 2022. The increase in unrealized losses was driven primarily by sharply higher interest rates across the yield curve and moderately wider credit spreads. Gross unrealized losses on fixed maturities, including securities pledged, increased $4 million from $107 million to $111 million for the year ended December 31, 2021.

As of December 31, 2022, we held three fixed maturity securities with unrealized capital loss in excess of $10 million. The unrealized capital losses on these fixed maturity securities equaled $33.2 million, or 1.3% of the total unrealized losses. As of December 31, 2021, we held no fixed maturity securities with unrealized capital loss in excess of $10 million.

As of December 31, 2022, we had $1.4 billion of energy sector fixed maturity securities, constituting 6.0% of the total fixed maturities portfolio, with gross unrealized capital losses of $131 million, including no energy sector fixed maturity securities with unrealized capital loss in excess of $10 million. As of December 31, 2022, our fixed maturity exposure to the energy sector was comprised of 88.0% investment grade securities.

As of December 31, 2021, we held $1.6 billion of energy sector fixed maturity securities, constituting 6.0% of the total fixed maturities portfolio, with gross unrealized capital losses of $14 million, including no energy sector fixed maturity security with unrealized capital loss in excess of $10 million. As of December 31, 2021, our fixed maturity exposure to the energy sector was comprised of 87.0% investment grade securities. See the Investments Note to our Consolidated Financial Statements in Part II, Item 8. of this Annual Report on Form 10-K for further information on unrealized capital losses.

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Residential Mortgage-Backed Securities

The following table presents our residential mortgage-backed securities as of December 31, 2022 and 2021:

	December 31, 2022
($ in millions)	Amortized Cost	Gross Unrealized Capital Gains	Gross Unrealized Capital Losses	Embedded Derivatives	Fair Value
Prime Agency	$1,493	$12	$33	$—	$1,472
Prime Non-Agency	1,496	7	118	—	1,385
Alt-A	24	3	1	1	27
Sub-Prime(1)	19	1	1	—	19
Total RMBS	$3,032	$23	$153	$1	$2,903
(1) Includes subprime other asset backed securities.
	December 31, 2021
($ in millions)	Amortized Cost	Gross Unrealized Capital Gains	Gross Unrealized Capital Losses	Embedded Derivatives	Fair Value
Prime Agency	$1,501	$60	$5	$3	$1,559
Prime Non-Agency	1,543	31	14	1	1,561
Alt-A	27	5	1	3	34
Sub-Prime(1)	25	3	—	—	28
Total RMBS	$3,096	$99	$20	$7	$3,182
(1) Includes subprime other asset backed securities.

Commercial Mortgage-backed Securities

The following table presents our commercial mortgage-backed securities as of December 31, 2022 and 2021:

	December 31, 2022
($ in millions)	AAA		AA		A		BBB		BB and Below		Total
	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
2016 and prior	$590	$518	$124	$115	$160	$148	$120	$105	$51	$46	$1,045	$932
2017	52	41	15	14	46	39	40	33	32	28	185	155
2018	73	64	19	16	71	64	29	24	17	14	209	182
2019	126	111	33	31	104	94	202	164	6	4	471	404
2020	50	46	21	18	46	37	107	85	—	—	224	186
2021	123	98	67	60	138	121	231	200	3	3	562	482
2022	20	17	36	34	114	105	86	76	26	26	282	258
Total CMBS	$1,034	$895	$315	$288	$679	$608	$815	$687	$135	$121	$2,978	$2,599

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	December 31, 2021
($ in millions)	AAA		AA		A		BBB		BB and Below		Total
	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
2016 and prior	$608	$674	$123	$128	$151	$156	$126	$127	$64	$62	$1,072	$1,147
2017	53	58	18	18	46	47	35	36	22	23	174	182
2018	72	80	19	19	74	75	47	48	2	2	214	224
2019	146	163	31	31	112	114	198	199	6	5	493	512
2020	64	66	22	22	45	46	118	119	—	—	249	253
2021	126	126	71	71	142	142	225	224	—	—	564	563
Total CMBS	$1,069	$1,167	$284	$289	$570	$580	$749	$753	$94	$92	$2,766	$2,881

As of December 31, 2022, 82.9% and 14.2% of CMBS investments were designated as NAIC-1 and NAIC-2, respectively. As of December 31, 2021, 86.4% and 11.5% of CMBS investments were designated as NAIC-1 and NAIC-2, respectively.

Other Asset-backed Securities

The following table presents our other asset-backed securities as of December 31, 2022 and 2021:

	December 31, 2022
($ in millions)	AAA		AA		A		BBB		BB and Below		Total
	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Collateralized Obligation	$50	$48	$247	$236	$658	$616	$72	$66	$15	$10	$1,042	$976
Auto-Loans	—	—	6	6	—	—	—	—	—	—	6	6
Student Loans	10	9	53	48	—	—	—	—	—	—	63	57
Credit Card loans	—	—	—	—	2	1	—	—	—	—	2	1
Other Loans	37	30	1	1	86	76	172	153	—	—	296	260
Total Other ABS(1)	$97	$87	$307	$291	$746	$693	$244	$219	$15	$10	$1,409	$1,300
(1) Excludes subprime other asset backed securities
	December 31, 2021
($ in millions)	AAA		AA		A		BBB		BB and Below		Total
	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Collateralized Obligation	$100	$101	$233	$233	$568	$568	$71	$70	$19	$17	$991	$989
Auto-Loans	—	—	1	1	5	6	—	—	—	—	6	7
Student Loans	12	12	66	68	6	6	2	2	—	—	86	88
Credit Card loans	—	—	—	—	2	2	—	—	—	—	2	2
Other Loans	35	37	1	1	63	64	141	145	—	—	240	247
Total Other ABS(1)	$147	$150	$301	$303	$644	$646	$214	$217	$19	$17	$1,325	$1,333
(1) Excludes subprime other asset backed securities

As of December 31, 2022, 82.7% and 16.8% of Other ABS investments were designated as NAIC-1 and NAIC-2, respectively. As of December 31, 2021, 82.2% and 16.4% of Other ABS investments were designated as NAIC-1 and NAIC-2, respectively.

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Mortgage Loans on Real Estate

As of December 31, 2022 and 2021, our mortgage loans on real estate portfolio had a weighted average DSC of 1.8 and 2.0, times, respectively, and a weighted average LTV ratio of 46.6% and 46.6%, respectively. See the Investments Note and Business, Basis of Presentation and Significant Accounting Policies Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual Report on Form 10-K for further information on mortgage loans on real estate.

Impairments

We evaluate available-for-sale fixed maturities for impairment on a regular basis. The assessment of whether impairments have occurred is based on a case-by-case evaluation of the underlying reasons for the decline in estimated fair value. See the Business, Basis of Presentation and Significant Accounting Policies Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual Report on Form 10-K for the policy used to evaluate whether the investments are impaired. See the Investments Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual Report on Form 10-K for further information on impairment.

European Exposures

We quantify and allocate our exposure to the region by attempting to identify aspects of the region or country risk to which we are exposed. Among the factors we consider are the nationality of the issuer, the nationality of the issuer's ultimate parent, the corporate and economic relationship between the issuer and its parent, as well as the political, legal and economic environment in which each functions. By undertaking this assessment, we believe that we develop a more accurate assessment of the actual geographic risk, with a more integrated understanding of contributing factors to the full risk profile of the issuer.

In the normal course of our ongoing risk and portfolio management process, we closely monitor compliance with a credit limit hierarchy designed to minimize overly concentrated risk exposures by geography, sector and issuer. This framework takes into account various factors such as internal and external ratings, capital efficiency and liquidity and is overseen by a combination of Investment and Corporate Risk Management, as well as insurance portfolio managers focused specifically on managing the investment risk embedded in our portfolio.

While economic conditions in Europe have broadly improved, geopolitical tensions emanating from the Russia-Ukraine conflict remain a notable tail risk. Despite signs of economic improvement in the region, we continue to closely monitor our exposure to the region.

As of December 31, 2022, the Company's total European exposure had an amortized cost and fair value of $2.4 billion and $2.1 billion, respectively. Some of the major country level exposures were in the United Kingdom of $1.0 billion, in The Netherlands of $207 million, in Belgium of $41 million, in France of $172 million, in Germany of $169 million, in Switzerland of $149 million, and in Ireland of $64 million. Our direct exposure in Eastern Europe is comparatively small, with only $4 million of exposure in Russia and none in Ukraine or Belarus.

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Liquidity and Capital Resources

Liquidity refers to our ability to access sufficient sources of cash to meet the requirements of our operating, investing and financing activities. Capital refers to our long-term financial resources available to support business operations and future growth. Our ability to generate and maintain sufficient liquidity and capital depends on the profitability of the businesses, timing of cash flows on investments and products, general economic conditions and access to the capital markets and the other sources of liquidity and capital described herein.

The following discussion presents a review of our sources and uses of liquidity and capital. This discussion should be read in its entirety and in conjunction with the Off-Balance Sheet Arrangements and Aggregate Contractual Obligations table included further below.

Liquidity Management

Our principal available sources of liquidity are product charges, investment income, proceeds from the maturity and sale of investments, proceeds from debt issuance and borrowing facilities, repurchase agreements, contract deposits, securities lending and capital contributions. Primary uses of these funds are payments of commissions and operating expenses, interest credits, investment purchases and contract maturities, withdrawals and surrenders and payment of dividends.

Our liquidity position is managed by maintaining adequate levels of liquid assets, such as cash, cash equivalents and short-term investments. As part of the liquidity management process, different scenarios are modeled to determine whether existing assets are adequate to meet projected cash flows. Key variables in the modeling process include interest rates, equity market movements, quantity and type of interest and equity market hedges, anticipated contract owner behavior, market value of the general account assets, variable separate account performance and implications of rating agency actions.

The fixed account liabilities are supported by a general account portfolio, principally composed of fixed rate investments with matching duration characteristics that can generate predictable, steady rates of return. The portfolio management strategy for the fixed account considers the assets available-for-sale. This strategy enables us to respond to changes in market interest rates, prepayment risk, relative values of asset sectors and individual securities and loans, credit quality outlook and other relevant factors. The objective of portfolio management is to maximize returns, taking into account interest rate and credit risk, as well as other risks. Our asset/liability management discipline includes strategies to minimize exposure to loss as interest rates and economic and market conditions change. In executing this strategy, we use derivative instruments to manage these risks. Our derivative counterparties are of high credit quality.

Liquidity and Capital Resources

Additional sources of liquidity include borrowing facilities to meet short-term cash requirements that arise in the ordinary course of business. We maintain the following agreements:

•A reciprocal loan agreement with Voya Financial, Inc., an affiliate, whereby either party can borrow from the other up to 3.0% of VRIAC's statutory admitted assets as of the prior December 31. As of December 31, 2022, we had no outstanding receivable and VIPS had a $31 million outstanding payable. As of December 31, 2021, we had an outstanding receivable of $130 million and VIPS had a $19 million outstanding payable from/to Voya Financial, Inc. under the reciprocal loan agreement. We and Voya Financial, Inc. continue to maintain the reciprocal loan agreement and future borrowings by either party will be subject to the reciprocal loan terms summarized above. Effective January 2014, interest on any borrowing by either the Company or Voya Financial, Inc. is charged at a rate based on the prevailing market rate for similar third-party borrowings or securities.

•We hold approximately 44.2% of our assets in marketable securities. These assets include cash, U.S. Treasuries, Agencies, Corporate Bonds, ABS, CMBS and collateralized mortgage obligations ("CMO") and Equity securities. In the event of a temporary liquidity need, cash may be raised by entering into repurchase agreements, dollar rolls and/or security lending agreements by temporarily lending securities and receiving cash collateral. Under our Liquidity Plan, up to 12.0% of our general account statutory admitted assets may be allocated to repurchase, securities lending and dollar roll programs. At the time a temporary cash need arises, the actual percentage of admitted assets available for repurchase transactions will depend upon outstanding allocations to the three programs. As of December 31, 2022, VRIAC had securities lending collateral assets of $615 million, which represents approximately 0.6% of its general account statutory admitted assets. As of December 31, 2021, VRIAC had securities lending collateral assets of $676 million, which represents approximately 0.5% of its general account statutory admitted assets.

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Management believes that our sources of liquidity are adequate to meet our short-term cash obligations.

Capital Contributions and Dividends

See the Capital Contributions, Dividends and Statutory Information Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual report on 10-K for information on capital contributions and dividends.

Collateral

See the Derivatives Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual report on 10-K for information on collateral for derivatives.

Ratings

Our access to funding and our related cost of borrowing, collateral requirements for derivatives instruments and the attractiveness of certain of our products to customers are affected by our credit ratings and insurance financial strength ratings, which are periodically reviewed by the rating agencies. Financial strength ratings and credit ratings are important factors affecting public confidence in an insurer and its competitive position in marketing products. Credit ratings are also important to our ability to raise capital through the issuance of debt and for the cost of such financing.

A downgrade in our credit ratings or the credit or financial strength ratings of our Parent or rated affiliates could have a material adverse effect on our results of operations and financial condition. See A downgrade or a potential downgrade in our financial strength or credit ratings could result in a loss of business and adversely affect our results of operations and financial condition in Risk Factors in Part I, Item 1A. of this Annual Report on Form 10-K.

Financial strength ratings represent the opinions of rating agencies regarding the financial ability of an insurance company to meet its obligations under an insurance policy. Credit ratings represent the opinions of rating agencies regarding an entity's ability to repay its indebtedness. These ratings are not a recommendation to buy or hold any of our securities and they may be revised or revoked at any time at the sole discretion of the rating organization.

Our financial strength and credit ratings as of the date of this Annual Report on Form 10-K are summarized in the following table.

Company	Fitch	Moody's	S&P
Voya Retirement Insurance and Annuity Company
Financial Strength Rating	A	A2	A+

Rating Agency	Financial Strength Rating Scale
Fitch(1)	"AAA" to "C"
Moody's(2)	"Aaa" to "C"
S&P(3)	"AAA" to "R"
(1) Fitch's financial strength ratings for insurance companies range from "AAA (exceptionally strong)" to "C (distressed)." Long-term credit ratings range from "AAA (highest credit quality)," which denotes exceptionally strong capacity for timely payment of financial commitments, to "D (default)."
(2) Moody’s financial strength ratings for insurance companies range from "Aaa (exceptional)" to "C (lowest)." Numeric modifiers are used to refer to the ranking within the group with 1 being the highest and 3 being the lowest. These modifiers are used to indicate relative strength within a category. Long-term credit ratings range from "Aaa (highest)" to "C (default)."
(3) S&P's financial strength ratings for insurance companies range from "AAA (extremely strong)" to "D (default)." Long-term credit ratings range from "AAA
(extremely strong)" to "D (default)."

Rating agencies use an "outlook" statement for both industry sectors and individual companies. For an industry sector, a stable outlook generally implies that over the next 12 to 18 months the rating agency expects ratings to remain unchanged among companies in the sector. For a particular company, an outlook generally indicates a medium or long-term trend in credit fundamentals, which if continued, may lead to a rating change. In December 2022, Moody’s affirmed its outlook for the U.S. life insurance sector as stable. Also, in December 2022, Fitch affirmed its outlook for the U.S. life insurance sector as neutral.

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Other Minimum Guarantees

Other variable annuity contracts contain minimum interest rate guarantees and allow the contract holder to select either the market value of the account or the book value of the account at termination. The book value of the account is equal to deposits plus interest, less any withdrawals. Under the terms of the contract, the book value settlement is paid out over time. These guarantees are offered in our stabilizer and managed custody guarantee products.

Reinsurance

We utilize indemnity reinsurance agreements to reduce our exposure to large losses from GMDBs in our annuity insurance business. Reinsurance permits recovery of a portion of losses from reinsurers, although it does not discharge our primary liability as direct insurer of the risks. We evaluate the financial strength of potential reinsurers and continually monitor the financial strength and credit ratings of our reinsurers. Only those reinsurance recoverable balances deemed probable of recovery are reflected as assets on our Consolidated Balance Sheets and are stated net of allowances for uncollectible reinsurance.

While we have a significant concentration of reinsurance with Lincoln National Corporation ("Lincoln") associated with the disposition of our individual life insurance business to a subsidiary of Lincoln, a trust was established by the Lincoln subsidiary effective March 1, 2007, to secure the Lincoln subsidiary's obligations to us under the reinsurance agreement.

In connection with the Individual Life Transaction on January 4, 2021, VRIAC entered into a reinsurance agreement with SLD. Pursuant to this agreement, VRIAC reinsured to SLD a 100% quota share of its annuities businesses. For further information, see Overview in Management's Narrative Analysis of the Results of Operations and Financial Condition in Part II, Item 7. and the Reinsurance Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual Report on Form 10-K.

Derivatives

Our use of derivatives is limited mainly to economic hedging to reduce our exposure to cash flow variability of assets and liabilities, interest rate risk, credit risk, exchange rate risk and market risk. It is our policy not to offset amounts recognized for derivative instruments and amounts recognized for the right to reclaim cash collateral or the obligation to return cash collateral arising from derivative instruments executed with the same counterparty under a master netting arrangement.

We enter into interest rate, equity market, credit default and currency contracts, including swaps, futures, forwards, caps, floors and options, to reduce and manage various risks associated with changes in value, yield, price, cash flow, or exchange rates of assets or liabilities held or intended to be held, or to assume or reduce credit exposure associated with a referenced asset, index, or pool. We also utilize options and futures on equity indices to reduce and manage risks associated with our annuity products. Derivative contracts are reported as Derivatives assets or liabilities on the Consolidated Balance Sheets at fair value. Changes in the fair value of derivatives are recorded in Net gains (losses) in the Consolidated Statements of Operations.

We also have investments in certain fixed maturities and have issued certain annuity products that contain embedded derivatives for which fair value is at least partially determined by levels of or changes in domestic and/or foreign interest rates (short-term or long-term), exchange rates, prepayment rates, equity markets, or credit ratings/spreads. Embedded derivatives within fixed maturities are included with the host contract on the Consolidated Balance Sheets and changes in fair value of the embedded derivatives are recorded in Net gains (losses) in the Consolidated Statements of Operations. Embedded derivatives within certain annuity products are included in Future policy benefits and contract owner account balances on the Consolidated Balance Sheets and changes in the fair value of the embedded derivatives are recorded in Net gains (losses) in the Consolidated Statements of Operations.

In addition, we have entered into a reinsurance agreement, accounted for under the deposit method, that contains an embedded derivative, the fair value of which is based on the change in the fair value of the underlying assets held in trust. The embedded derivatives within the reinsurance agreements are reported in Other liabilities on the Consolidated Balance Sheets, and changes in the fair value of the embedded derivative are recorded in Interest credited and other benefit to contract owners/policyholders in the Consolidated Statements of Operations.

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Off-Balance Sheet Arrangements and Aggregate Contractual Obligations

As of December 31, 2022, the following table presents our on- and off- balance sheet contractual obligations due in various periods. The payments reflected in this table are based on our estimates and assumptions about these obligations. Because these estimates and assumptions are necessarily subjective, the actual cash outflows in future periods will vary, possibly materially, from those presented in the table.

($ in millions)	Payments Due by Period
Contractual Obligations	Total	Less than 1 Year	1-3 Years	3-5 Years	More than 5 Years
Purchase obligations(1)	$671	$651	$20	$—	$—
Reserves for insurance obligations(2)(3)	37,696	2,547	4,714	5,027	25,408
Retirement and other plans(4)	51	6	10	11	24
Long-term debt obligation(5)	3	1	1	1	—
Securities lending and collateral held(6)	1,024	1,024	—	—	—
Total	$39,445	$4,229	$4,745	$5,039	$25,432
(1) Purchase obligations consist primarily of outstanding commitments under limited partnerships that may occur any time within the terms of the partnership and private loans. The exact timing, however, of funding these commitments related to partnerships and private loans cannot be estimated. Therefore, the total amount of the commitments related to partnerships and private loans is included in the category "Less than 1 Year."
(2) Reserves for insurance obligations consist of amounts required to meet our future obligations for future policy benefits and contract owner account balances. Amounts presented in the table represent estimated cash payments under such contracts, including significant assumptions related to the receipt of future premiums, mortality, morbidity, lapse, renewal, retirement, disability and annuitization comparable with actual experience. These assumptions also include market growth and interest crediting consistent with assumptions used in amortizing DAC. All estimated cash payments are undiscounted for the time value of money.
(3) Contractual obligations related to certain closed blocks that were divested through reinsurance to third parties with reserves in the amount of $1.0 billion, have been excluded from the table. Although we are not relieved of our legal liability to the contract holder for these closed blocks, third-party collateral of $1.1 billion has been provided for the payment of the related insurance obligations. The sufficiency of collateral held for any individual block may vary.
(4) Includes estimated benefit payments under our non-qualified pension plans, and estimated benefit payments under our other postretirement benefit plans.
(5) The estimated payments due by period from long-term debt reflects the contractual maturities of principal, as well as estimated future interest payments. See the Financing Agreements Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual Report on Form 10-K.
(6) Securities loaned and collateral held represent the liability to return collateral received from counterparties under securities lending agreements, OTC derivative and cleared derivative contracts. Securities lending agreements include provisions which permit us to call back securities with minimal notice and accordingly, the payable is classified as having a term of less than 1 year. Additionally, Securities lending agreements include non-cash collateral of $103 million.

Securities Pledged

See the Business, Basis of Presentation and Significant Accounting Policies Note and the Investments Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual report on Form 10-K for further information on our securities lending program.

FHLB

On January 18, 2018, we became a member of the Federal Home Loan Bank of Boston (“FHLB of Boston”). We are required to pledge collateral to back funding agreements issued to the FHLB. We have the ability to obtain funding from the FHLB based on a percentage of the value of our assets and subject to the availability of eligible collateral. Collateral is pledged based on the outstanding balances of FHLB funding agreements. The limit for the program is up to an amount that corresponds to the lending value of assets that can be pledged to the FHLB of Boston, which is limited to 5% of the admitted assets of VRIAC on a statutory basis. The lending value of assets varies based on the type, rating and maturity of the collateral posted to the FHLB. Generally, mortgage securities, commercial real estate and U.S. treasury securities are pledged to the FHLBs. Market value fluctuations resulting from changes in interest rates, spreads and other risk factors for each type of assets are monitored and additional collateral is either pledged or released as needed.

As of December 31, 2022, we had $730 million in non-putable FHLB funding agreements, which are included in Future policy benefits and contract owner account balances on the Consolidated Balance Sheets. As of December 31, 2022, we had assets with a market value of approximately $997 million, which collateralized the FHLB funding agreements. As of December 31, 2022, our available collateral lending value was approximately $1.6 billion for VRIAC.

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Statutory Capital and Risk-Based Capital

The Connecticut Insurance Department (the "Department") recognizes only statutory accounting practices prescribed or permitted by the State of Connecticut for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the Connecticut Insurance Law. The NAIC Accounting Practices and Procedures Manual has been adopted as a component of prescribed or permitted practices by the State of Connecticut.

We are subject to minimum risk-based capital ("RBC") requirements established by the Department. The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital ("TAC"), as defined by the NAIC, to RBC requirements, as defined by the NAIC.

For information regarding our statutory capital and surplus, see the Capital Contributions, Dividends and Statutory Information Note in our Consolidated Financial Statements in Part II, Item 8. in this Annual Report on Form 10-K.

Contingencies

For information regarding contingencies related to legal proceedings, regulatory matters and other contingencies involving us, see the Commitments and Contingencies Note in our Consolidated Financial Statements in Part II, Item 8. in this Annual Report on Form 10-K.

Item 7A. Quantitative and Qualitative Disclosures About Market Risk

Market risk is the risk that our consolidated financial position and results of operations will be affected by fluctuations in the value of financial instruments. We have significant holdings in financial instruments and are naturally exposed to a variety of market risks. The main market risks we are exposed to include interest rate risk, equity market price risk and credit risk. We do not have material market risk exposure to "trading" activities in our Consolidated Financial Statements.

Risk Management

As a financial services company offering retirement products and services, taking measured risks is part of our business. As part of our effort to ensure measured risk taking, we have integrated risk management in our daily business activities and strategic planning.

We place a high priority on risk management and risk control. We have comprehensive risk management and control procedures in place, which are integrated with our affiliates. We have established an integrated risk management function together with our affiliates with responsibility for the formulation of our risk appetite, strategies, policies and limits. The risk management function is also responsible for monitoring our overall market risk exposures and provides review, oversight and support functions on risk-related issues.

Our risk appetite is aligned with how our business is managed and anticipates future regulatory developments. In particular, our risk appetite is aligned with regulatory capital requirements as well as metrics that are aligned with various ratings agency models.

Our risk governance and control systems enable us to identify, control, monitor and aggregate risks and provide assurance that risks are being measured, monitored and reported adequately and effectively. To promote measured risk taking, we have integrated risk management with our business activities and strategic planning.

We have implemented several limit structures to manage risk. Examples include, but are not limited to, the following:

•At-risk limits on sensitivities of earnings and regulatory capital;
•Duration and convexity mismatch limits;
•Liquidity limits;
•Credit risk limits;
•Mortality concentration limits;
•Catastrophe and mortality exposure retention limits for our insurance risk; and
•Investment and derivative guidelines.

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We are also subject to cash flow stress testing pursuant to regulatory requirements. This analysis measures the effect of changes in interest rate assumptions on asset and liability cash flows. The analysis includes the effects of:

•the timing and amount of redemptions and prepayments in our asset portfolio;
•our derivative portfolio;
•death benefits and other claims payable under the terms of our insurance products;
•lapses and surrenders in our insurance products;
•minimum interest guarantees in our insurance products; and
•book value guarantees in our insurance products.

We evaluate any shortfalls that our cash flow testing reveals and if needed increase statutory reserves or adjust portfolio management strategies.

Derivatives are financial instruments for which values are derived from interest rates, foreign currency exchange rates, financial indices, or other prices of securities or commodities. Under U.S. insurance statutes, we may use derivatives to hedge market values or cash flows of assets or liabilities; to replicate cash market instruments; and for certain limited income generating activities. We are generally prohibited from using derivatives for speculative purposes. References below to hedging and hedge programs refer to our process of reducing exposure to various risks. This does not mean that the process necessarily results in hedge accounting treatment for the respective derivative instruments. See the Business, Basis of Presentation and Significant Accounting Policies Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual Report on Form 10-K for information regarding the Company's hedge accounting policies.

Market Risk Related to Interest Rates

We define interest rate risk as the risk of an economic loss due to adverse changes in interest rates. This risk arises from our holdings in interest sensitive assets and liabilities, primarily as a result of investing life insurance premiums, fixed annuity and guaranteed investment contract deposits received in interest-sensitive assets and carrying these funds as interest-sensitive liabilities. In a rising interest rate environment, we are exposed to the risk of financial disintermediation through a potential increase in the level of book value surrenders on certain stable value contracts. Conversely, a steady increase in interest rates would tend to improve financial results due to reduced hedging costs, lower costs of guaranteed benefits and improvement to fixed margins.

We use product design, pricing and asset/liability management ("ALM") strategies to reduce the adverse effects of interest rate movement. Product design and pricing strategies can include the use of surrender charges, withdrawal restrictions and the ability to reset credited interest rates. ALM strategies can include the use of derivatives and duration and convexity mismatch limits. See The level of interest rates may adversely affect our profitability, particularly in the event of a continuation of the current low interest rate environment or a period of rapidly increasing interest rates in Risk Factors, Part I, Item 1A. of this Annual Report on Form 10-K. See the Derivative Financial Instruments Note in our Consolidated Financial Statements in Part II, Item 8. of this Annual Report on Form 10-K for information regarding derivative strategies on our material derivative types.

We assess interest rate exposures for financial assets, liabilities and derivatives using hypothetical test scenarios that assume either increasing or decreasing 100 basis point parallel shifts in the yield curve. The following table summarize the net estimated potential change in fair value from hypothetical 100 basis point upward and downward shifts in interest rates as of December 31, 2022. In calculating these amounts, we exclude gains and losses on separate account fixed income securities related to products for which the investment risk is borne primarily by the separate account contract holder rather than by us. While the test scenarios are for illustrative purposes only and do not reflect our expectations regarding future interest rates or the performance of fixed-income markets, they are a near-term, reasonably possible hypothetical change that illustrates the potential impact of such events. These tests do not measure the change in value that could result from non-parallel shifts in the yield curve. As a result, the actual change in fair value from a 100 basis point change in interest rates could be different from that indicated by these calculations.

54

	As of December 31, 2022
			Hypothetical Change in Fair Value(2)
($ in millions)	Notional	Fair Value(1)	+ 100 Basis Points Yield Curve Shift	- 100 Basis Points Yield Curve Shift
Financial assets with interest rate risk:
Fixed maturities, including securities pledged	$—	$21,819	$(1,366)	$1,539
Mortgage loans on real estate	—	3,996	(139)	150
Derivatives:
Interest rate contracts	12,488	(65)	99	(111)
Financial liabilities with interest rate risk:
Investment contracts:
Funding agreements without fixed maturities and deferred annuities(3)	—	30,098	(1,471)	2,168
Funding agreements with fixed maturities	—	733	(26)	27
Supplementary contracts, immediate annuities and other	—	192	(3)	3
Guaranteed benefit derivatives(3):
Stabilizer and MCGs	—	6	12	—
(1)    Separate account assets and liabilities which are interest sensitive are not included herein as any interest rate risk is borne by the holder of the separate account.
(2)    (Decreases) in assets or (decreases) in liabilities are presented in parentheses. Increases in assets or increases in liabilities are presented without parentheses.
(3)    Certain amounts included in the Funding agreements without fixed maturities and deferred annuities line are also reflected within the Guaranteed benefit derivatives lines of the table above. Sensitivities related to fixed indexed annuities have been deemed immaterial and as such have been excluded from this table.

Market Risk Related to Equity Market Prices

Our variable products and general account equity securities are significantly influenced by global equity markets. Increases or decreases in equity markets impact certain assets and liabilities related to our variable products and our earnings derived from those products. Our variable products include variable annuity contracts.

We assess equity risk exposures for financial assets, liabilities and derivatives using hypothetical test scenarios that assume either an increase or decrease of 10% in all equity market benchmark levels. The following table presents the net estimated potential change in fair value from an instantaneous increase and decrease in all equity market benchmark levels of 10% as of December 31, 2022. In calculating these amounts, we exclude gains and losses on separate account equity securities related to products for which the investment risk is borne primarily by the separate account contract holder rather than by us. While the test scenarios are for illustrative purposes only and do not reflect our expectations regarding the future performance of equity markets, they are near-term, reasonably possible hypothetical changes that illustrate the potential impact of such events. These scenarios consider only the direct effect on fair value of declines in equity benchmark market levels and not changes in asset-based fees recognized as revenue, changes in our estimates of total gross profits used as a basis for amortizing DAC and VOBA and other costs, or changes in any other assumptions such as market volatility or mortality, utilization or persistency rates in variable contracts.

	As of December 31, 2022
		Hypothetical Change in Fair Value(1)
($ in millions)	Fair Value	+ 10% Equity Shock	-10% Equity Shock
Financial assets with equity market risk:
Equity securities, at fair value	$133	$13	$(13)
Limited partnerships/corporations	1,043	63	(63)
(1) (Decreases) in assets are presented in parentheses and increase in assets are presented without parentheses.

55

Market Risk Related to Credit Risk

Credit risk is primarily embedded in the general account portfolio. The carrying value of our fixed maturity, including securities pledged, and equity portfolio totaled $22.0 billion and $26.6 billion as of December 31, 2022 and 2021, respectively. Our credit risk materializes primarily as impairment losses and/or credit related trading losses. We are exposed to occasional cyclical economic downturns, during which impairment losses may be significantly higher than the long-term historical average. This is offset by years where we expect the actual impairment losses to be substantially lower than the long-term average.

Credit risk in the portfolio can also materialize as increased capital requirements caused by rating down-grades. The effect of rating migration on our capital requirements is also dependent on the economic cycle and increased asset impairment levels may go hand in hand with increased asset related capital requirements.

We manage the risk of default and rating migration by applying disciplined credit evaluation and underwriting standards and prudently limiting allocations to lower quality, higher risk investments. In addition, we diversify our exposure by issuer and country, using rating based issuer and country limits, as well as by industry segment, using specific investment constraints. Limit compliance is monitored on a daily, monthly, or quarterly basis. Limit violations are reported to senior management and we are actively involved in decisions around curing such limit violations.

We also have credit risk related to the ability of our derivatives and reinsurance counterparties to honor their obligations to pay the contract amounts under various agreements. In order to minimize the risk of credit loss on such contracts, we diversify our exposures among several counterparties and limit the amount of exposure to each based on credit rating. For most counterparties, we have collateral agreements in place that would substantially limit our credit losses in case of a counterparty default. We also generally limit our selection of counterparties that we do new transactions with to those with an "A-" credit rating or above. When exceptions are made to that principle, we ensure that we obtain collateral to mitigate our risk of loss. For derivatives counterparty risk exposures (which includes reverse repurchase and securities lending transactions), we measure and monitor our risks on a market value basis daily.

56

Item 8.    Financial Statements and Supplementary Data

57

Report of Independent Registered Public Accounting Firm

To the Shareholder and the Board of Directors of Voya Retirement Insurance and Annuity Company

Opinion on the Financial Statements
We have audited the accompanying consolidated balance sheets of Voya Retirement Insurance and Annuity Company (the Company) as of December 31, 2022 and 2021, the related consolidated statements of operations, comprehensive income, changes in shareholder’s equity and cash flows for each of the three years in the period ended December 31, 2022, and the related notes and financial statement schedules listed in the Index at Item 15(a) (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion
These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matter
The critical audit matter communicated below is a matter arising from the current period audit of the financial statements that was communicated or required to be communicated to those charged with governance and that: (1) relates to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective or complex judgments. The communication of the critical audit matter does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing a separate opinion on the critical audit matter or on the accounts or disclosures to which they relate.

58

Deferred policy acquisition costs and Value of business acquired
Description of the Matter	As disclosed in Note 5 to the consolidated financial statements, the Company’s deferred policy acquisition costs and value of business acquired (“DAC/VOBA”) totaled $1.5 billion at December 31, 2022, net of unrealized gains and losses. The carrying amount of the DAC related to fixed and variable deferred annuity contracts is the total of costs deferred less amortization net of interest. The carrying amount of the VOBA related to fixed and variable deferred annuity contracts is the outstanding value of in-force business acquired, based on the present value of estimated net cash flows embedded in the insurance contracts at the time of the acquisition, less amortization net of interest. DAC and VOBA related to fixed and variable deferred annuity contracts are amortized over the estimated lives of the contracts in relation to the emergence of estimated gross profits.

As described in Note 1 to the consolidated financial statements, there is a significant amount of uncertainty inherent in calculating estimated gross profits as the calculation includes significant management judgment in developing certain assumptions such as persistency, interest crediting rates, fee income, returns associated with separate account performance, expenses to administer the business, and certain economic variables. Management’s assumptions are adjusted, known as unlocking, over time for emerging experience and expected changes in trends. The unlocking results in DAC/VOBA amortization being recalculated, using the new assumptions for estimated gross profits, that results either in additional or less cumulative amortization expense.

Auditing management’s estimate of DAC/VOBA related to fixed and variable deferred annuity contracts was complex due to the highly judgmental nature of assumptions included in the projection of estimated gross profits used in the valuation of DAC/VOBA.
How We Addressed the Matter in Our Audit	We obtained an understanding, evaluated the design, and tested the operating effectiveness of the controls over the DAC/VOBA estimation process, including, among others, controls related to management’s evaluation of the need to update assumptions based on the comparison of actual Company experience to previous assumptions and updating investment margins for current and expected future market conditions.

We utilized actuarial specialists to assist with our audit procedures, which included, among others, reviewing the methodology applied by management by comparing to the methodology used in prior periods as well as industry practice. To assess the assumptions used in measuring estimated gross profits, we compared the significant assumptions noted above with historical experience, observable market data and management’s estimates of prospective changes in these assumptions. We also independently recalculated estimated gross profits for a sample of policies for comparison with the actuarial result developed by management.

/s/ Ernst & Young LLP
We have served as the Company's auditor since 2001
San Antonio, Texas
March 9, 2023

59

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Consolidated Balance Sheets
December 31, 2022 and 2021
(In millions, except share and per share data)

	As of December 31,
	2022	2021

Assets:
Investments:
Fixed maturities, available-for-sale, at fair value (amortized cost of $22,218 as of 2022 and $22,349 as of 2021; net of allowance for credit losses of $7 as of 2022 and $48 as of 2021)	$19,772	$24,360
Fixed maturities, at fair value using the fair value option	1,255	1,253
Equity securities, at fair value (cost of $133 as of 2022 and $141 as of 2021)	133	141
Short-term investments	248	—
Mortgage loans on real estate estate (net of allowance for credit losses of $14 as of 2022 and $11 as of 2021)	4,213	4,222
Policy loans	159	171
Limited partnerships/corporations	1,043	980
Derivatives	322	149
Securities pledged (amortized cost of $894 as of 2022 and $725 as of 2021)	792	799
Other investments	132	143
Total investments	28,069	32,218
Cash and cash equivalents	220	436
Short-term investments under securities loan agreements, including collateral delivered	939	808
Accrued investment income	289	285
Premiums receivable and reinsurance recoverable (net of allowance for credit losses of $6 as of 2022 and $0 as of 2021)	3,423	3,598
Deferred policy acquisition costs and Value of business acquired	1,539	409
Short-term loan to affiliate	—	130
Deferred income taxes	561	—
Due from affiliates	46	70
Other assets (net of allowance for credit loss of $3 as of 2022 and $0 as of 2021)	1,609	1,720
Assets held in separate accounts	77,639	96,964
Total assets	$114,334	$136,638
The accompanying notes are an integral part of these Consolidated Financial Statements.

60

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Consolidated Balance Sheets
December 31, 2022 and 2021
(In millions, except share and per share data)

	As of December 31,
	2022	2021
Liabilities:
Future policy benefits and contract owner account balances	$33,257	$32,926
Payables under securities loan agreements, including collateral held	921	811
Due to affiliates	134	110
Derivatives	331	144
Deferred income taxes	—	227
Other liabilities	322	426
Liabilities related to separate accounts	77,639	96,964
Total liabilities	112,604	131,608

Commitments and Contingencies (Note 12)

Shareholder's equity:
Common stock (100,000 shares authorized, 55,000 issued and outstanding as of 2022 and 2021, respectively; $50 par value per share)	3	3
Additional paid-in capital	2,778	3,191
Accumulated other comprehensive income (loss)	(1,353)	1,423
Retained earnings (deficit)	302	413
Total shareholder's equity	1,730	5,030
Total liabilities and shareholder's equity	$114,334	$136,638
The accompanying notes are an integral part of these Consolidated Financial Statements.

61

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Consolidated Statements of Operations
For the Years Ended December 31, 2022, 2021 and 2020
(In millions)

	Year Ended December 31,
	2022	2021	2020
Revenues:
Net investment income	$1,619	$1,949	$1,858
Fee income	979	1,088	905
Premiums	18	(2,425)	32
Broker-dealer commission revenue	2	2	2
Net gains (losses)	(429)	166	(310)
Other revenue	39	38	(1)
Total revenues	2,228	818	2,486
Benefits and expenses:
Interest credited and other benefits to contract owners/policyholders	763	(1,483)	1,049
Operating expenses	1,130	1,213	1,090
Broker-dealer commission expense	2	2	2
Net amortization of Deferred policy acquisition costs and Value of business acquired	49	97	192
Interest expense	1	—	1
Total benefits and expenses	1,945	(171)	2,334
Income (loss) before income taxes	283	989	152
Income tax expense (benefit)	(50)	163	(14)
Net income	$333	$826	$166
The accompanying notes are an integral part of these Consolidated Financial Statements.

62

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Consolidated Statements of Comprehensive Income
For the Years Ended December 31, 2022, 2021 and 2020
(In millions)

	Year Ended December 31,
	2022	2021	2020
Net income (loss)	$333	$826	$166
Other comprehensive income (loss), before tax:
Unrealized gains (losses) on securities	(3,514)	(580)	748
Pension and other postretirement benefits liability	—	(1)	(1)
Other comprehensive income (loss), before tax	(3,514)	(581)	747
Income tax expense (benefit) related to items of other comprehensive income (loss)	(738)	(122)	157
Other comprehensive income (loss), after tax	(2,776)	(459)	590
Comprehensive income (loss)	$(2,443)	$367	$756
The accompanying notes are an integral part of these Consolidated Financial Statements.

63

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Consolidated Statements of Changes in Shareholder's Equity
For the Years Ended December 31, 2022, 2021 and 2020
(In millions)

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings (Deficit)	Total Shareholder's Equity
Balance at January 1, 2020	$3	$2,873	$1,292	$275	$4,443
Adjustment for adoption of ASU 2016-13	—	—	—	(8)	(8)
Comprehensive income (loss):
Net income (loss)	—	—	—	166	166
Other comprehensive income (loss), after tax	—	—	590	—	590
Total comprehensive income (loss)					756
Dividends paid and distributions of capital	—	—	—	(294)	(294)
Balance as of December 31, 2020	3	2,873	1,882	139	4,897
Comprehensive income (loss):
Net income (loss)	—	—	—	826	826
Other comprehensive income (loss), after tax	—	—	(459)	—	(459)
Total comprehensive income (loss)					367
Dividends paid and distributions of capital	—	—	—	(552)	(552)
Contribution of capital	—	318	—	—	318
Balance as of December 31, 2021	3	3,191	1,423	413	5,030
Net income (loss)	—	—	—	333	333
Other comprehensive income (loss), after tax	—	—	(2,776)	—	(2,776)
Total comprehensive income (loss)					(2,443)
Dividends paid and distributions of capital	—	(413)	—	(444)	(857)
Balance as of December 31, 2022	$3	$2,778	$(1,353)	$302	$1,730
The accompanying notes are an integral part of these Consolidated Financial Statements.

64

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Consolidated Statements of Cash Flows
For the Years Ended December 31, 2022, 2021 and 2020
(In millions)

	Year Ended December 31,
	2022	2021	2020
Cash Flows from Operating Activities:
Net income (loss)	$333	$826	$166
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Deferred income tax (benefit) expense	(50)	208	(20)
Net (gains) losses	429	(166)	310
(Gains) losses on limited partnerships/corporations	34	(147)	(23)
Changes in operating assets and liabilities:
Deferred policy acquisition costs, value of business acquired and sales inducements, net	(10)	39	135
Premiums receivable and reinsurance recoverable	169	(83)	85
Other receivables and asset accruals	—	14	10
Future policy benefits, claims reserves and interest credited	488	705	757
Due to/from affiliates	48	33	(21)
Other payables and accruals	(123)	61	(84)
Other, net	(3)	(26)	(9)
Net cash provided by operating activities	1,315	1,464	1,306
Cash Flows from Investing Activities:
Proceeds from the sale, maturity, disposal or redemption of:
Fixed maturities	$5,351	$4,865	$3,487
Equity securities	5	158	145
Mortgage loans on real estate	597	606	403
Limited partnerships/corporations	82	318	104
Acquisition of:
Fixed maturities	(6,084)	(5,776)	(4,988)
Equity securities	—	(178)	(178)
Mortgage loans on real estate	(588)	(690)	(433)
Limited partnerships/corporations	(179)	(238)	(158)
Short-term investments, net	(248)	15	(15)
Derivatives, net	264	(54)	46
Short-term loan to affiliate, net	130	523	(584)
Receipts on deposit asset contracts	119	70	—
Other, net	7	(50)	24
Net cash used in investing activities	(544)	(431)	(2,147)
Cash Flows from Financing Activities:
Deposits received for investment contracts	$4,388	$4,281	$5,197
Maturities and withdrawals from investment contracts	(4,530)	(4,718)	(4,220)
Dividends paid and distributions of capital	(857)	(552)	(294)
Capital contribution from parent	—	20	—
Other, net	12	12	6
Net cash (used in) provided by financing activities	(987)	(957)	689
Net increase (decrease) in cash and cash equivalents	(216)	76	(152)
Cash and cash equivalents, beginning of period	436	360	512
Cash and cash equivalents, end of period	$220	$436	$360

Supplemental disclosure of cash flow information:
Income taxes paid (received), net	$46	$(92)	$2
Noncash capital contribution from parent	—	298	—
The accompanying notes are an integral part of these Consolidated Financial Statements.

65

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

1.    Business, Basis of Presentation and Significant Accounting Policies

Business

Voya Retirement Insurance and Annuity Company ("VRIAC") is a stock life insurance company domiciled in the State of Connecticut. VRIAC and its wholly owned subsidiaries (collectively, the "Company") provide financial products and services in the United States.  VRIAC is authorized to conduct its insurance business in all states and in the District of Columbia, Guam, Puerto Rico and the Virgin Islands.

VRIAC is a direct, wholly owned subsidiary of Voya Holdings Inc. ("Parent"), which is a direct, wholly owned subsidiary of Voya Financial, Inc. ("Voya Financial").

The Company derives its revenue mainly from (a) Investment income earned on investments, (b) Fee income generated from separate account assets supporting variable options under variable annuity contract investments, as designated by contract owners, (c) Premiums, (d) Net gains (losses) on investments and changes in fair value of embedded derivatives on product guarantees, and (e) Other revenue which includes certain other fees. The Company's benefits and expenses primarily consist of (a) Interest credited and other benefits to contract owners/policyholders, (b) Operating expenses, which include expenses related to the selling and servicing of the various products offered by us and other general business expenses, and (c) Amortization of Deferred acquisition costs ("DAC") and Value of business acquired ("VOBA"). In addition, the Company collects broker-dealer commission revenues through Voya Financial Partners, LLC ("VFP"), which are, in turn, paid to broker-dealers and expensed.

The Company offers qualified and non-qualified annuity contracts that include a variety of funding and payout options for individuals and employer-sponsored retirement plans qualified under Internal Revenue Code Sections 401, 403, 408, 457 and 501, as well as non-qualified deferred compensation plans and related services. The Company's products are offered primarily to public and private school systems, higher education institutions, hospitals and healthcare facilities, not-for-profit organizations, state and local governments, small to mid-sized corporations and individuals. The Company also provides stable value investment options, including separate account guaranteed investment contracts ("GICs") and synthetic GICs, to institutional clients. Pension risk transfer group annuity solutions were previously offered to institutional plan sponsors who needed to transfer their defined benefit plan obligations to the Company. The Company discontinued sales of these solutions to better align business activities to the Company's priorities. This business was transferred as part of the Individual Life Transaction described below. The Company's products are generally distributed through independent brokers and advisors, third-party administrators and consultants.

Products offered by the Company include deferred and immediate (i.e., payout) annuity contracts. The Company's products also include programs offered to qualified plans and non-qualified deferred compensation plans that package administrative and record-keeping services, participant education, and retirement readiness planning tools along with a variety of investment options, including proprietary and non-proprietary mutual funds and variable and fixed investment options. In addition, the Company offers wrapper agreements entered into with retirement plans, which contain certain benefit responsive guarantees (i.e., guarantees of principal and previously accrued interest for benefits paid under the terms of the plan) with respect to portfolios of plan-owned assets not invested with the Company. Stable value products are also provided to institutional plan sponsors where the Company may or may not be providing other employer sponsored products and services.

The Company has one operating segment.

On January 4, 2021, VRIAC's ultimate parent, Voya Financial, completed a series of transactions pursuant to a Master Transaction Agreement (the “Resolution MTA”) entered into on December 18, 2019 with Resolution Life U.S. Holdings Inc. (“Resolution Life US”), pursuant to which Resolution Life US acquired all of the shares of the capital stock of several of Voya Financial's subsidiaries, including Security Life of Denver Company ("SLD"). Refer to the Reinsurance Note for additional information on the reinsurance transactions associated with the Resolution MTA.

Effective as of March 1, 2021, VRIAC acquired 49.9% of the issued and outstanding common stock of Voya Special Investments, Inc. from Voya Financial. The investment has been accounted for as an equity method investment and recognized within Other investments in Consolidated Balance Sheets. Also, effective as of March 1, 2021, the Company acquired $80 of

66

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

SLD issued surplus notes and $73 of Resolution (Life U.S. Intermediate Holdings Ltd.) issued preferred shares from affiliated entities, which were received in connection with the Individual Life Transaction.

On June 9, 2021, Voya Financial completed the sale of the independent financial planning channel of Voya Financial Advisors, Inc. ("VFA") to Cetera Financial Group, Inc. (“Cetera”), one of the nation’s largest networks of independently managed broker-dealers. VFA is one of the channels through which VRIAC distributes its products. In connection with this transaction, VFA transferred more than 800 independent financial professionals serving retail customers with approximately $38 billion in assets under advisement to Cetera, while retaining approximately 500 field and phone-based financial professionals who support our business.

Impairment of Long-lived Assets

The carrying value of long-lived assets is reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset or asset group may not be recoverable. An impairment loss is recognized whenever the carrying amount of an asset exceeds its estimated fair value. The amount of the impairment loss is calculated as the excess of the asset’s carrying value over its fair value. During the second quarter of 2022, the Company had a triggering event related to a decrease in the market price of its office building. Consequently, the Company determined its fair value, based on an appraisal, to be lower than its carrying value. As a result, the Company recognized an impairment loss of $32, which is included in Operating expenses in the Consolidated Statements of Operations for the year ended December 31, 2022.

Basis of Presentation

The accompanying Consolidated Financial Statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States ("U.S. GAAP").

The Consolidated Financial Statements include the accounts of VRIAC and its wholly owned subsidiaries, VFP, Voya Institutional Plan Services ("VIPS"), and Voya Retirement Advisors ("VRA"). Intercompany transactions and balances have been eliminated.

Significant Accounting Policies

Estimates and Assumptions

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the Consolidated Financial Statements and the reported amounts of revenues and expenses during the reporting period. The inputs into the Company's estimates and assumptions consider the economic implications of COVID-19 on the Company's critical and significant accounting estimates. Those estimates are inherently subject to change and actual results could differ from those estimates, and the differences may be material to the Consolidated Financial Statements.

The Company has identified the following accounts and policies as the most significant in that they involve a higher degree of judgment, are subject to a significant degree of variability and/or contain significant accounting estimates:

•Reserves for future policy benefits;
•DAC and VOBA;
•Valuation of investments and derivatives;
•Investment impairments;
•Income taxes; and
•Contingencies.

67

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Fair Value Measurement

The Company measures the fair value of its financial assets and liabilities based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset, or nonperformance risk, including the Company's own credit risk. The estimate of fair value is the price that would be received to sell an asset or transfer a liability ("exit price") in an orderly transaction between market participants in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability. The Company uses a number of valuation sources to determine the fair values of its financial assets and liabilities, including quoted market prices, third-party commercial pricing services, third-party brokers, industry-standard, vendor-provided software that models the value based on market observable inputs, and other internal modeling techniques based on projected cash flows.

Investments

The accounting policies for the Company's principal investments are as follows:

Fixed Maturities and Equity Securities: The Company measures its equity securities at fair value and recognizes any changes in fair value in net income.

The Company's fixed maturities are generally designated as available-for-sale. In addition, the Company has fixed maturities accounted for using the fair value option ("FVO"), and in the second quarter of 2021, the Company established a trading portfolio of fixed maturity debt securities. Available-for-sale securities are reported at fair value and unrealized capital gains (losses) on these securities are recorded directly in Accumulated other comprehensive income ("AOCI") and presented net of related changes in DAC, VOBA and Deferred income taxes. Trading securities are valued at fair value, with the changes in fair value recorded in Net gains (losses) and interest income recorded in Net investment income in the Consolidated Statements of Operations. In addition, certain fixed maturities have embedded derivatives, which are reported with the host contract on the Consolidated Balance Sheets.

Certain collateralized mortgage obligations ("CMOs"), primarily interest-only and principal-only strips, are accounted for as hybrid instruments and valued at fair value with changes in the fair value recorded in Net gains (losses). Changes in fair value associated with derivatives purchased to hedge CMOs are also recorded in Net gains (losses).

Purchases and sales of fixed maturities and equity securities, excluding private placements, are recorded on the trade date. Purchases and sales of private placements and mortgage loans are recorded on the closing date. Investment gains and losses on sales of securities are generally determined on a first-in-first-out ("FIFO") basis.

Interest income on fixed maturities is recorded when earned using an effective yield method, giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. Such dividends and interest income are recorded in Net investment income.

Included within fixed maturities are loan-backed securities, including residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS") and asset-backed securities ("ABS"). Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single-class and multi-class mortgage-backed securities ("MBS") and ABS are estimated by management using inputs obtained from third-party specialists, including broker-dealers, and based on management's knowledge of the current market. For prepayment-sensitive securities such as interest-only and principal-only strips, inverse floaters and credit-sensitive MBS and ABS securities, which represent beneficial interests in securitized financial assets that are not of high credit quality or that have been credit impaired, the effective yield is recalculated on a prospective basis. For all other MBS and ABS, the effective yield is recalculated on a retrospective basis.

Short-term Investments: Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase. These investments are stated at fair value.

68

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Mortgage Loans on Real Estate: The Company's mortgage loans on real estate are all commercial mortgage loans, which are reported at amortized cost, net of allowance for credit losses. Amortized cost is the principal balance outstanding, net of deferred loan fees and costs. Accrued interest receivable is reported in Accrued investment income on the Consolidated Balance Sheets.

Mortgage loans are evaluated by the Company's investment professionals, including an appraisal of loan-specific credit quality, property characteristics and market trends. Loan performance is continuously monitored on a loan-specific basis throughout the year. The Company's review includes submitted appraisals, operating statements, rent revenues and annual inspection reports, among other items. This review evaluates whether the properties are performing at a consistent and acceptable level to secure the debt.

Management estimates the credit loss allowance balance using a factor-based method of probability of default and loss given default which incorporates relevant available information, from internal and external sources, relating to past events, current conditions, and reasonable and supportable forecasts. Included in the factor-based method are the consideration of debt type, capital market factors, and market vacancy rates, and loan-specific risk characteristics such as debt service coverage ratios (“DSC”), loan-to-value (“LTV”), collateral size, seniority of the loan, segmentation, and property types.

The allowance for credit losses is a valuation account that is deducted from the loans’ amortized cost basis to present the net amount expected to be collected on the loans. The change in the allowance for credit losses is recorded in Net gains (losses). Loans are written off against the allowance when management believes the uncollectability of a loan balance is confirmed. Expected recoveries do not exceed the aggregate of amounts previously written-off and expected to be written-off.

Mortgages are rated for the purpose of quantifying the level of risk. Those loans with higher risk are placed on a watch list and are closely monitored for collateral deficiency or other credit events that may lead to a potential loss of principal or interest. The Company defines delinquent mortgage loans consistent with industry practice as 60 days past due.

Commercial mortgage loans are placed on non-accrual status when 90 days in arrears if the Company has concerns regarding the collectability of future payments, or if a loan has matured without being paid off or extended. Factors considered may include conversations with the borrower, loss of major tenant, bankruptcy of borrower or major tenant, decreased property cash flow, number of days past due, or various other circumstances. Based on an assessment as to the collectability of the principal, a determination is made either to apply against the book value or apply according to the contractual terms of the loan. Funds recovered in excess of book value would then be applied to recover expenses, impairments, and then interest. Accrual of interest resumes after factors resulting in doubts about collectability have improved.

For those mortgages that are determined to require foreclosure, expected credit losses are based on the fair value of the underlying collateral, net of estimated costs to obtain and sell at the point of foreclosure. Property obtained from foreclosed mortgage loans is recorded in Other investments on the Consolidated Balance Sheets.

Policy Loans: Policy loans are carried at an amount equal to the unpaid balance. Interest income on such loans is recorded as earned in Net investment income using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as these loans are collateralized by the cash surrender value of the associated insurance contracts. Any unpaid principal or interest on the loan is deducted from the account value or the death benefit prior to settlement of the policy.

Limited Partnerships/Corporations: The Company uses the equity method of accounting for investments in limited partnership interests, which consist primarily of private equity and hedge funds. Generally, the Company records its share of earnings using a lag methodology, relying on the most recent financial information available, generally not to exceed three months. The Company's earnings from limited partnership interests accounted for under the equity method are recorded in Net investment income.

Other Investments: Other investments are comprised primarily of the Company's investment in outstanding common stock of an affiliate, Voya Special Investments, Inc., which is accounted for as an equity method investment. Other investments also include Federal Home Loan Bank ("FHLB") stock and property obtained from foreclosed mortgage loans, as well as other miscellaneous investments. The Company is a member of the FHLB system and is required to own a certain amount of FHLB

69

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

stock based on the level of borrowings and other factors. FHLB stock is carried at cost, classified as a restricted security and periodically evaluated for impairment based on ultimate recovery of par value.

Securities Pledged: The Company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions, through a lending agent, for short periods of time. The Company has the right to approve any institution with whom the lending agent transacts on its behalf. Initial collateral, primarily cash, is required at an agreed-upon percentage of the market value of the loaned securities. The lending agent retains the collateral and invests it in short-term liquid assets on behalf of the Company. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value of the loaned securities fluctuates. The lending agent indemnifies the Company against losses resulting from the failure of a counterparty to return securities pledged where collateral is insufficient to cover the loss. See also Repurchase Agreements below.

Investment Impairments

The Company evaluates its available-for-sale general account investments quarterly to determine whether a decline in fair value below the amortized cost basis has resulted from credit loss or other factors. This evaluation process entails considerable judgment and estimation. Factors considered in this analysis include, but are not limited to, the extent to which the fair value has been less than amortized cost, the issuer's financial condition and near-term prospects, future economic conditions and market forecasts, interest rate changes and changes in ratings of the security. A severe unrealized loss position on a fixed maturity may not have any impact on (a) the ability of the issuer to service all scheduled interest and principal payments and (b) the evaluation of recoverability of all contractual cash flows or the ability to recover an amount at least equal to its amortized cost based on the present value of the expected future cash flows to be collected.

When assessing the Company's intent to sell a security, or if it is more likely than not it will be required to sell a security before recovery of its amortized cost basis, management evaluates facts and circumstances such as, but not limited to, decisions to rebalance the investment portfolio and sales of investments to meet cash flow or capital needs.

When the Company has determined it has the intent to sell, or if it is more likely than not that the Company will be required to sell a security before recovery of its amortized cost basis, and the fair value has declined below amortized cost ("intent impairment"), the individual security is written down from amortized cost to fair value, and a corresponding charge is recorded in Net gains (losses) as impairments in the Consolidated Statements of Operations.

For available-for-sale securities that do not meet the intent impairment criteria but the Company has determined that a credit loss exists, the present value of cash flows expected to be collected from the security are compared to the amortized cost basis of the security. If the present value of cash flows expected to be collected is less than the amortized cost basis, a credit loss allowance is recorded for the credit loss, limited by the amount that the fair value is less than the amortized cost basis. Any impairment that has not been recorded through an allowance for credit losses is recognized in Other comprehensive income (loss).

The Company uses the following methodology and significant inputs in determining whether a credit loss exists:

•When determining collectability and the period over which the value is expected to recover for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, the Company applies the same considerations utilized in its overall impairment evaluation process, which incorporates information regarding the specific security, the industry and geographic area in which the issuer operates and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from the Company's best estimates of likely scenario-based outcomes, after giving consideration to a variety of variables that includes, but is not limited to: general payment terms of the security; the likelihood that the issuer can service the scheduled interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.
•Additional considerations are made when assessing the unique features that apply to certain structured securities, such as subprime, Alt-A, non-agency RMBS, CMBS and ABS. These additional factors for structured securities include, but are not limited to: the quality of underlying collateral; expected prepayment speeds; loan-to-value ratios; debt

70

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

service coverage ratios; current and forecasted loss severity; consideration of the payment terms of the underlying assets backing a particular security; and the payment priority within the tranche structure of the security.
•When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, the Company considers the estimated fair value as the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, the Company considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process, which incorporates available information and the Company's best estimate of scenario-based outcomes regarding the specific security and issuer; possible corporate restructurings or asset sales by the issuer; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; fundamentals of the industry and geographic area in which the security issuer operates; and the overall macroeconomic conditions.
•The Company performs a discounted cash flow analysis comparing the current amortized cost of a security to the present value of future cash flows expected to be received, including estimated defaults and prepayments. The discount rate is generally the effective interest rate of the fixed maturity prior to impairment.

Changes in the allowance for credit losses are recorded in Net gains (losses) as impairments. Losses are charged against the allowance when the Company believes the uncollectability of an available-for-sale security is confirmed or when either of the criteria regarding intent or requirement to sell is met.

Accrued interest receivable on available-for-sale securities is excluded from the estimate of credit losses. The Company evaluates the collectability of accrued interest receivable as part of its quarterly impairment evaluation of available-for-sale investments. Losses are recorded in Net investment income when the Company believes the uncollectability of the accrued interest receivable is confirmed.

Derivatives

The Company's use of derivatives is limited mainly to economic hedging to reduce the Company's exposure to cash flow variability of assets and liabilities, interest rate risk, credit risk, exchange rate risk and market risk. It is the Company's policy not to offset amounts recognized for derivative instruments and amounts recognized for the right to reclaim cash collateral or the obligation to return cash collateral arising from derivative instruments executed with the same counterparty under a master netting arrangement, which provides the Company with the legal right of offset. However, in accordance with the Chicago Mercantile Exchange ("CME") rules related to the variation margin payments, the Company is required to adjust the derivative balances with the variation margin payments related to its cleared derivatives executed through CME.

The Company enters into interest rate, equity market, credit default and currency contracts, including swaps, futures, forwards, caps, floors and options, to reduce and manage various risks associated with changes in value, yield, price, cash flow or exchange rates of assets or liabilities held or intended to be held, or to assume or reduce credit exposure associated with a referenced asset, index or pool. The Company also utilizes options and futures on equity indices to reduce and manage risks associated with its annuity products. Derivative contracts are reported as Derivatives assets or liabilities on the Consolidated Balance Sheets at fair value. Changes in the fair value of derivatives are recorded in Net gains (losses) in the Consolidated Statements of Operations.

To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (a) a hedge of the exposure to changes in the estimated fair value of a recognized asset or liability or an identified portion thereof that is attributable to a particular risk ("fair value hedge") or (b) a hedge of a forecasted transaction or of the variability of cash flows that is attributable to interest rate risk to be received or paid related to a recognized asset or liability ("cash flow hedge"). In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship.

71

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

•Fair Value Hedge:  For derivative instruments that are designated and qualify as a fair value hedge, the entire change in the fair value of the hedging instrument included in the assessment of hedge effectiveness is recorded in the same line item in the Consolidated Statements of Operations as impacted by the hedged item.
•Cash Flow Hedge: For derivative instruments that are designated and qualify as a cash flow hedge, the entire change in the fair value of the hedging instrument included in the assessment of hedge effectiveness is reported as a component of AOCI. Those amounts are subsequently reclassified to earnings when the hedged item affects earnings, and are reported in the same line item in the Consolidated Statements of Operations as impacted by the hedged item.

Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. The ineffective portion of a hedging relationship subject to hedge accounting is recognized in Net gains (losses).

When hedge accounting is discontinued because it is determined that the derivative is no longer expected to be highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the Consolidated Balance Sheets at its estimated fair value, with subsequent changes in estimated fair value recognized currently in Net gains (losses). The carrying value of the hedged asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in Other comprehensive income (loss) related to discontinued cash flow hedges are released into the Consolidated Statements of Operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date, or within two months of that date, the derivative continues to be carried on the Consolidated Balance Sheets at its estimated fair value, with changes in estimated fair value recognized currently in Net gains (losses). Derivative gains and losses recorded in Other comprehensive income (loss) pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in Net gains (losses).

The Company also has investments in certain fixed maturities and has issued certain annuity products that contain embedded derivatives for which fair value is at least partially determined by levels of or changes in domestic and/or foreign interest rates (short-term or long-term), exchange rates, prepayment rates, equity markets or credit ratings/spreads. Embedded derivatives within fixed maturities are included with the host contract on the Consolidated Balance Sheets, and changes in the fair value of the embedded derivatives are recorded in Net gains (losses). Embedded derivatives within certain annuity products are included in Future policy benefits and contract owner account balances on the Consolidated Balance Sheets, and changes in the fair value of the embedded derivatives are recorded in Net gains (losses).

In addition, the Company previously had coinsurance with funds withheld reinsurance arrangements that were recaptured in March 2020, accounted for under the deposit method, that contained embedded derivatives, the fair value of which was based on the change in the fair value of the underlying assets held in trust. Changes in the fair value of the embedded derivatives are recorded in Interest credited and other benefits to contract owners/policyholders in the Consolidated Statements of Operations.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks and other highly liquid investments, such as money market instruments and debt instruments with maturities of three months or less at the time of purchase. Cash and cash equivalents are stated at fair value.

Deferred Policy Acquisition Costs and Value of Business Acquired

DAC represents policy acquisition costs that have been capitalized and are subject to amortization and interest. Capitalized costs are incremental, direct costs of contract acquisition and certain other costs related directly to successful acquisition activities. Such costs consist principally of commissions, underwriting, sales and contract issuance and processing expenses directly related to the successful acquisition of new and renewal business. Indirect or unsuccessful acquisition costs, maintenance, product development and overhead expenses are charged to expense as incurred. VOBA represents the

72

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

outstanding value of in-force business acquired and is subject to amortization and interest. The value is based on the present value of estimated net cash flows embedded in the insurance contracts at the time of the acquisition and increased for subsequent deferrable expenses on purchased policies.

DAC/VOBA are adjusted for the impact of unrealized capital gains (losses) on investments, as if such gains (losses) have been realized, with corresponding adjustments included in AOCI. DAC/VOBA amortization is recorded in Net amortization of Deferred policy acquisition costs and Value of business acquired in the Consolidated Statements of Operations.

Amortization Methodologies
The Company amortizes DAC/VOBA related to deferred annuity contracts over the estimated lives of the contracts in relation to the emergence of estimated gross profits. At each valuation date, estimated gross profits are updated with actual gross profits, and the assumptions underlying future estimated gross profits are evaluated for continued reasonableness. Adjustments to estimated gross profits require that amortization rates be revised retroactively to the date of the contract issuance ("unlocking").

Recoverability testing is performed for current issue year products to determine if gross profits are sufficient to cover DAC/ VOBA, estimated benefits and related expenses. In subsequent years, the Company performs testing to assess the recoverability of DAC/VOBA on an annual basis, or more frequently if circumstances indicate a potential loss recognition issue exists. If DAC/VOBA are not deemed recoverable from future gross profits, charges will be applied against DAC/VOBA balances before an additional reserve is established.

Internal Replacements
Contract owners may periodically exchange one contract for another, or make modifications to an existing contract. These transactions are identified as internal replacements. Internal replacements that are determined to result in substantially unchanged contracts are accounted for as continuations of the replaced contracts. Any costs associated with the issuance of the new contracts are considered maintenance costs and expensed as incurred. Unamortized DAC/VOBA related to the replaced contracts continue to be deferred and amortized in connection with the new contracts. Internal replacements that are determined to result in contracts that are substantially changed are accounted for as extinguishments of the replaced contracts, and any unamortized DAC/VOBA related to the replaced contracts are written off to Net amortization of Deferred policy acquisition costs and Value of business acquired in the Consolidated Statements of Operations.

Assumptions
Changes in assumptions may have a significant impact on DAC/VOBA balances, amortization rates, reserve levels, and results of operations. Assumptions are management's best estimate of future outcome.

Several assumptions are considered significant in the estimation of gross profits associated with the Company's deferred annuity products. One significant assumption is the assumed return associated with the variable account performance. To reflect the volatility in the equity markets, this assumption involves a combination of near-term expectations and long-term assumptions regarding market performance. The overall return on the variable account is dependent on multiple factors, including the relative mix of the underlying sub-accounts among bond funds and equity funds, as well as equity sector weightings. The Company uses a reversion to the mean approach, which assumes that the market returns over the entire mean reversion period are consistent with a long-term level of equity market appreciation. The Company monitors market events and only changes the assumption when sustained deviations are expected. This methodology incorporates an 8% long-term equity return assumption, a 14% cap and a five-year look-forward period.

Other significant assumptions used in the estimation of gross profits include general account investment returns, crediting rates, expense and fees as well as policyholder behavior assumptions such as premiums, surrenders and lapses.

Contract Costs Associated with Certain Financial Services Contracts

Contract cost assets represent costs incurred to obtain or fulfill a non-insurance contract that are expected to be recovered and, thus, have been capitalized and are subject to amortization. Capitalized contract costs include incremental costs of obtaining a contract and fulfillment costs that relate directly to a contract and generate or enhance resources of the Company that are used to satisfy performance obligations. Capitalized contract costs are amortized on a straight-line basis over the estimated lives of the contracts, which typically range from 5 to 15 years.

73

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Capitalized contract costs are included in Other assets on the Consolidated Balance Sheets, and costs expensed as incurred are included in Operating expenses in the Consolidated Statements of Operations.

As of December 31, 2022 and 2021, contract cost assets were $100 and $104, respectively. For the years ended December 31, 2022, 2021 and 2020, amortization expenses of $22, $23 and $23, respectively, were recorded in Operating expenses in the Consolidated Statements of Operations. There was no impairment loss in relation to the contract costs capitalized.

Future Policy Benefits and Contract Owner Account Balances

Future Policy Benefits
The Company establishes and carries actuarially-determined reserves that are calculated to meet its future obligations, including estimates of unpaid claims and claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date. The principal assumptions used to establish liabilities for future policy benefits are based on Company experience and periodically reviewed against industry standards. These assumptions include mortality, morbidity, policy lapse, contract renewal, payment of subsequent premiums or deposits by the contract owner, retirement, investment returns, inflation, benefit utilization and expenses. Changes in, or deviations from, the assumptions used can significantly affect the Company's reserve levels and related results of operations.

Reserves for payout contracts with life contingencies are equal to the present value of expected future payments. Assumptions as to interest rates, mortality and expenses are based on the Company's estimates of anticipated experience at the period the policy is sold or acquired, including a provision for adverse deviation. Such assumptions generally vary by annuity plan type, year of issue and policy duration. Interest rates used to calculate the present value of future benefits ranged from 2.3% to 5.5%.

Although assumptions are "locked-in" upon the issuance of payout contracts with life contingencies, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves are determined based on best estimate assumptions that exist at the time the premium deficiency reserve is established and do not include a provision for adverse deviation.

Contract Owner Account Balances
Contract owner account balances relate to investment-type contracts, as follows:

•Account balances for funding agreements with fixed maturities are calculated using the amount deposited with the Company, less withdrawals, plus interest accrued to the ending valuation date. Interest on these contracts is accrued by a predetermined index, plus a spread or a fixed rate, established at the issue date of the contract.
•Account balances for fixed annuities and payout contracts without life contingencies are equal to cumulative deposits, less charges and withdrawals, plus credited interest thereon. Credited interest rates vary by product and range up to 4.2%. Account balances for group immediate annuities without life contingent payouts are equal to the discounted value of the payment at the implied break-even rate.
•For fixed-indexed annuity ("FIA"), the aggregate initial liability is equal to the deposit received, plus a bonus, if applicable, and is split into a host component and an embedded derivative component. Thereafter, the host liability accumulates at a set interest rate, and the embedded derivative liability is recognized at fair value.

Product Guarantees and Additional Reserves
The Company calculates additional reserve liabilities for certain variable annuity guaranteed benefits and variable funding products. The Company periodically evaluates its estimates and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. Changes in, or deviations from, the assumptions used can significantly affect the Company's reserve levels and related results of operations.

GMDB:    Reserves for annuity guaranteed minimum death benefits ("GMDB") are determined by estimating the value of expected benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. Expected experience is based on a range of scenarios. Assumptions used, such as the long-term equity market return, lapse rate and mortality, are consistent with assumptions used in estimating gross profits for the purpose of amortizing DAC. The assumptions of investment performance and volatility are consistent with the historical

74

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

experience of the appropriate underlying equity index, such as the Standard & Poor's ("S&P") 500 Index. Reserves for GMDB are recorded in Future policy benefits and contract owner account balances on the Consolidated Balance Sheets. Changes in reserves for GMDB are reported in Interest credited and other benefits to contract owners/policyholders in the Consolidated Statements of Operations.

FIA: The Company issued FIA contracts that contain embedded derivatives that are measured at estimated fair value separately from the host contracts. Such embedded derivatives are recorded in Future policy benefits and contract owner account balances. Changes in estimated fair value, that are not related to attributed fees or premiums collected or payments made, are reported in Net gains (losses) in the Consolidated Statements of Operations.

The estimated fair value of the embedded derivative in the FIA contracts is based on the present value of the excess of interest payments to the contract owners over the growth in the minimum guaranteed contract value. The excess interest payments are determined as the excess of projected index driven benefits over the projected guaranteed benefits. The projection horizon is over the anticipated life of the related contracts, which takes into account best estimate actuarial assumptions, such as partial withdrawals, full surrenders, deaths, annuitizations and maturities.

Stabilizer and MCG: Guaranteed credited rates give rise to an embedded derivative in the stabilizer ("Stabilizer") products and a stand-alone derivative for managed custody guarantee products ("MCG"). These derivatives are measured at estimated fair value and recorded in Future policy benefits and contract owner account balances. Changes in estimated fair value, that are not related to attributed fees collected or payments made, are reported in Net gains (losses).

The estimated fair value of the Stabilizer embedded derivative and MCG stand-alone derivative is determined based on the present value of projected future claims, minus the present value of future guaranteed premiums. At inception of the contract, the Company projects a guaranteed premium to be equal to the present value of the projected future claims. The income associated with the contracts is projected using actuarial and capital market assumptions, including benefits and related contract charges, over the anticipated life of the related contracts. The cash flow estimates are projected under multiple capital market scenarios using observable risk-free rates and other best estimate assumptions.

The liabilities for the FIA and Stabilizer embedded derivatives and the MCG stand-alone derivative (collectively, "guaranteed benefit derivatives") include a risk margin to capture uncertainties related to policyholder behavior assumptions. The margin represents additional compensation a market participant would require to assume these risks.

The discount rate used to determine the fair value of the liabilities for FIA and Stabilizer embedded derivatives and the MCG stand-alone derivative includes an adjustment to reflect the risk that these obligations will not be fulfilled ("nonperformance risk").

Separate Accounts

Separate account assets and liabilities generally represent funds maintained to meet specific investment objectives of contract owners or participants who bear the investment risk, subject, in limited cases, to minimum guaranteed rates. Investment income and investment gains and losses generally accrue directly to such contract owners. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company or its affiliates.

Separate account assets supporting variable options under variable annuity contracts are invested, as designated by the contract owner or participant under a contract, in shares of mutual funds that are managed by the Company, or its affiliates, or in other selected mutual funds not managed by the Company, or its affiliates.

The Company reports separately, as assets and liabilities, investments held in the separate accounts and liabilities of separate accounts if:

•Such separate accounts are legally recognized;
•Assets supporting the contract liabilities are legally insulated from the Company's general account liabilities;
•Investments are directed by the contract owner or participant; and
•All investment performance, net of contract fees and assessments, is passed through to the contract owner.

75

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The Company reports separate account assets that meet the above criteria at fair value on the Consolidated Balance Sheets based on the fair value of the underlying investments. The underlying investments include mutual funds, short term investments, cash and fixed maturities. Separate account liabilities equal separate account assets. Investment income and net realized and unrealized capital gains (losses) of the separate accounts, however, are not reflected in the Consolidated Statements of Operations, and the Consolidated Statements of Cash Flows do not reflect investment activity of the separate accounts.

Repurchase Agreements

The Company engages in dollar repurchase agreements with MBS ("dollar rolls") and repurchase agreements with other collateral types to increase its return on investments and improve liquidity. Such arrangements meet the requirements to be accounted for as financing arrangements.

The Company enters into dollar roll transactions by selling existing MBS and concurrently entering into an agreement to repurchase similar securities within a short time frame at a lower price. Under repurchase agreements, the Company borrows cash from a counterparty at an agreed upon interest rate for an agreed upon time frame and pledges collateral in the form of securities. At the end of the agreement, the counterparty returns the collateral to the Company, and the Company, in turn, repays the loan amount along with the additional agreed upon interest.

The Company's policy requires that at all times during the term of the dollar roll and repurchase agreements that cash or other collateral types obtained is sufficient to allow the Company to fund substantially all of the cost of purchasing replacement assets. Cash received is generally invested in short-term investments, which are included in Short-term investments under securities loan agreements, including collateral delivered, with the offsetting obligation to repay the loan included within Payables under securities loan agreements, including collateral held, on the Consolidated Balance Sheets. The carrying value of the securities pledged in dollar rolls and repurchase agreement transactions is included in Securities pledged on the Consolidated Balance Sheets.

Recognition of Revenue

Insurance Revenue and Related Benefits
Premiums related to payouts contracts with life contingencies are recognized in Premiums in the Consolidated Statements of Operations when due from the contract owner. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded in Interest credited and other benefits to contract owners/policyholders in the Consolidated Statements of Operations when incurred.

Amounts received as payment for investment-type, fixed annuities, payout contracts without life contingencies and FIA contracts are reported as deposits to contract owner account balances. Revenues from these contracts consist primarily of fees assessed against the contract owner account balance for mortality and policy administration charges and are reported in Fee income in the Consolidated Statements of Operations. Surrender charges are reported in Other revenue in the Consolidated Statements of Operations. In addition, the Company earns investment income from the investment of contract deposits in the Company's general account portfolio, which is reported in Net investment income in the Consolidated Statements of Operations. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are deferred and amortized into revenue over the expected life of the related contracts in proportion to estimated gross profits in a manner consistent with DAC for these contracts. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration and interest credited to contract owner account balances.

Financial Services Revenue
Revenue for various financial services is measured based on consideration specified in a contract with a customer and is recognized when the Company has satisfied a performance obligation. For advisory and recordkeeping and administration ("R&A") services, the Company recognizes revenue as services are provided, generally over time. For distribution and shareholder servicing , the Company recognizes revenue as related consideration is received and provides distribution services at a point in time and shareholder services over time. Contract terms are typically less than one year, and consideration is

76

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

variable. For a description of principal activities from which the Company generates revenue, see the Business section above for further information. Revenue for various financial service is recorded in Fee income and Other revenue in the Consolidated Statements of Operations.

Financial services revenue is disaggregated by type of service in the following table:

	Year Ended December 31,
	2022	2021	2020
Advisory and R&A......................................................................................	$473	$514	$423
Distribution and shareholder servicing........................................................	75	90	79
Total financial services revenue................................................................	548	604	502
Revenue from other sources (1)....................................................................	470	522	402
Total Fee income and Other revenue.......................................................	$1,018	$1,126	$904
(1) Primarily consists of revenue from insurance contracts and financial instruments.

For the years ended December 31, 2022, 2021 and 2020, a portion of the revenue recognized in the current period from distribution services is related to performance obligations satisfied in previous periods. Receivables of $90 and $107 are included in Other assets on the Consolidated Balance Sheets as of December 31, 2022 and 2021, respectively.

Income Taxes

The Company uses certain assumptions and estimates in determining (a) the income taxes payable or refundable to/from Voya Financial, Inc. for the current year, (b) the provision for income taxes and (c) the deferred income tax assets and liabilities.

The provision for income taxes is based on income and expense reported in the financial statements after adjustments for permanent differences between our financial statements and consolidated federal income tax return. Permanent differences include the dividends received deduction. As a result of permanent differences, the effective tax rate reflected in the financial statements may be different than the actual rate in the income tax return. Current income tax receivable or payable is recognized within Other assets or Other liabilities, respectively, in the Consolidated Balance Sheets.

Temporary differences between the Company's financial statements and income tax return create deferred tax assets and liabilities. Deferred tax assets represent the tax benefit of future deductible temporary differences, net operating loss carryforwards and tax credit carryforwards. The Company's deferred tax assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse. The Company evaluates and tests the recoverability of its deferred tax assets. Deferred tax assets are reduced by a valuation allowance if, based on the weight of evidence, it is more likely than not that some portion, or all, of the deferred tax assets will not be realized. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including the nature and character of the deferred tax assets and liabilities, the amount and character of book income or losses in recent years, projected future taxable income and future reversals of temporary differences, tax planning strategies we would employ to avoid a tax benefit from expiring unused, and the length of time carryforwards can be utilized.

The Company recognizes the tax benefit from an uncertain tax position only if it is more likely than not to be sustained under examination by the applicable taxing authority. The Company also considers positions that have been reviewed and agreed to as part of an examination by the applicable taxing authority. For items that meet the more-likely-than-not recognition threshold, the Company measures the tax position as the largest amount of benefit that is more than 50% likely to be realized upon ultimate resolution with the applicable tax authority that has full knowledge of all relevant information.

77

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Reinsurance

The Company utilizes reinsurance agreements in most aspects of its insurance business to reduce its exposure to large losses. Such reinsurance permits recovery of a portion of losses from reinsurers, although it does not discharge the primary liability of the Company as direct insurer of the risks reinsured.

For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk. The Company reviews contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. The assumptions used to account for long-duration reinsurance agreements are consistent with those used for the underlying contracts. Ceded Future policy benefits and contract owner account balances are reported gross on the Consolidated Balance Sheets.

Long-duration: For reinsurance of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid and benefits received related to the underlying contracts is included in the expected net cost of reinsurance, which is recorded in Premiums receivable and reinsurance recoverable or Other liabilities, as appropriate, on the Consolidated Balance Sheets.

If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in Other liabilities, and deposits made are included in Other assets on the Consolidated Balance Sheets.

As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as Other revenues or Operating expenses in the Consolidated Statements of Operations, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through Other revenues or Other expenses, as appropriate.

Accounting for reinsurance requires use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance. The Company also evaluates the financial strength of potential reinsurers and continually monitors the financial condition of reinsurers.

Reinsurance recoverable and deposit asset balances are reported net of the allowance for credit losses in the Company’s Consolidated Balance Sheets. Management estimates the credit loss allowance balance using a factor-based method of probability of default and loss given default which incorporates relevant available information, from internal and external sources, relating to past events, current conditions, and reasonable and supportable forecasts. Included in the factor-based method are the consideration of capital market factors, counterparty financial information and ratings, and reinsurance agreement-specific risk characteristics such as collateral type, collateral size, and covenant strength.

The allowance for credit losses is a valuation account that is deducted from the reinsurance recoverable balance to present the net amount expected to be collected on the reinsurance recoverable. The change in the allowance for credit losses is recorded in Policyholder benefits in the Consolidated Statements of Operations.

Current reinsurance recoverable balances deemed probable of recovery and payable balances under reinsurance agreements are included in Premiums receivable and reinsurance recoverable and Other liabilities, respectively. Such assets and liabilities relating to reinsurance agreements with the same reinsurer are recorded net on the Consolidated Balance Sheets if a right of offset exists within the reinsurance agreement. Premiums, Fee income and Interest credited and other benefits to contract owners/policyholders are reported net of reinsurance ceded.

The Company currently has a significant concentration of ceded reinsurance with a subsidiary of Lincoln National Corporation ("Lincoln") arising from the disposition of its individual life insurance business.

78

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Employee Benefits Plans

The Company, in conjunction with Voya Services Company, sponsors non-qualified defined benefit pension plans covering eligible employees, sales representatives and other individuals.

A defined benefit plan is a pension plan that defines an amount of pension benefit that an employee will receive upon retirement, usually dependent on one or more factors such as age, years of service and compensation. The liability recognized in respect of non-qualified defined benefit pension plans is the present value of the projected pension benefit obligation ("PBO") at the balance sheet date, together with adjustments for unrecognized past service costs. This liability is included in Other liabilities on the Consolidated Balance Sheets. The PBO is defined as the actuarially calculated present value of vested and non-vested pension benefits accrued based on future salary levels. The Company recognizes the funded status of the PBO for pension plans on the Consolidated Balance Sheets.

Net periodic benefit cost for the non-qualified defined benefit pension plans is determined using management estimates and actuarial assumptions to derive service cost and interest cost for a particular year and is included in Operating expenses in the Consolidated Statements of Operations. The obligations and expenses associated with these plans require use of assumptions, such as discount rate and rate of future compensation increases and healthcare cost trend rates, as well as assumptions regarding participant demographics, such as age of retirement, withdrawal rates and mortality. Management determines these assumptions based on a variety of factors, such as currently available market and industry data and expected benefit payout streams. Actual results could vary significantly from assumptions based on changes, such as economic and market conditions, demographics of participants in the plans and amendments to benefits provided under the plans. These differences may have a significant effect on the Company's Consolidated Financial Statements and liquidity. Actuarial gains (losses) are immediately recognized in Operating expenses in the Consolidated Statements of Operations.

Contingencies

A loss contingency is an existing condition, situation or set of circumstances involving uncertainty as to possible loss that will ultimately be resolved when one or more future events occur or fail to occur. Examples of loss contingencies include pending or threatened adverse litigation, threat of expropriation of assets and actual or possible claims and assessments. Amounts related to loss contingencies are accrued and recorded in Other liabilities on the Consolidated Balance Sheets if it is probable that a loss has been incurred and the amount can be reasonably estimated, based on the Company's best estimate of the ultimate outcome.

79

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Adoption of New Pronouncements

The following table provides a description of the Company's adoption of new Accounting Standard Updates ("ASUs") issued by the Financial Accounting Standards Board ("FASB") and the impact of the adoption on the Company's financial statements:

Standard	Description of Requirements	Effective Date and Method of Adoption	Effect on the Financial Statements or Other Significant Matters
ASU 2020-04, Reference Rate Reform
This standard, issued in March 2020, provides temporary optional expedients and exceptions for applying U.S. GAAP principles to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met.
The amendments were effective as of March 12, 2020, the issuance date of the ASU. An entity may elect to apply the amendments prospectively through December 31, 2024.	In the fourth quarter of 2022, the Company
elected to apply the optional expedient provided in ASU 2020-04 for qualifying contract modifications. To date, adoption of the guidance has not had a material impact on the Company’s financial condition and results of operations. The Company will continue to evaluate the impacts of reference rate reform on contract modifications and hedging relationships as transition progresses.
ASU 2016-13, Measurement of Credit Losses on Financial Instruments
This standard, issued in June 2016:
•Introduces a new current expected credit loss ("CECL") model to measure impairment on certain types of financial instruments,
•Requires an entity to estimate lifetime expected credit losses, under the new CECL model, based on relevant information about historical events, current conditions, and reasonable and supportable forecasts,
•Modifies the impairment model for available-for-sale debt securities, and
•Provides a simplified accounting model for purchased financial assets with credit deterioration since their origination.

In addition, the FASB issued various amendments during 2018, 2019, and 2020 to clarify the provisions of ASU 2016-13.
January 1, 2020, using the modified retrospective method for financial assets measured at amortized cost and the prospective method for available-for-sale debt securities.	The Company recorded a $8 decrease, net of tax, to Unappropriated retained earnings as of January 1, 2020 for the cumulative effect of adopting ASU 2016-13. The transition adjustment includes recognition of an allowance for credit losses of $12 related to mortgage loans, net of the effect of DAC/VOBA and other intangibles of $2 and deferred income taxes of $2.

The provisions that required prospective adoption had no effect on the Company's financial condition, results of operations, or cash flows.

In addition, disclosures have been updated to reflect accounting policy changes made as a result of the implementation of ASU
2016-13. (See the Significant Accounting Policies section.)

80

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Future Adoption of Accounting Pronouncements

The following table provides a description of future adoptions of new accounting standards that may have an impact on the Company's financial statements when adopted:

Standard	Description of Requirements	Effective Date and Transition Provisions	Effect on the Financial Statements or Other Significant Matters
ASU 2022-03, Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions	This standard, issued in June
2022, clarifies that
contractual restrictions on
equity security sales are not
considered part of the
security unit of account and,
therefore, are not considered
in measuring fair value. In
addition, the restrictions
cannot be recognized and
measured as separate units of
account. Disclosures on such
restrictions are also required.
The amendments are
effective for fiscal years
beginning after
December 15, 2023,
including interim
periods within those
fiscal years, and are
required to be applied
prospectively, with any
adjustments from the
adoption recognized in
		earnings and disclosed.	The Company is currently in the process of determining the impact of adoption of the provisions of ASU 2022-03.
ASU 2022-02, Troubled Debt Restructurings ("TDRs") and Vintage Disclosures	This standard, issued in March 2022, eliminates the accounting guidance on troubled debt restructurings for creditors, requires enhanced disclosures for creditors about loan modifications when a borrower is experiencing financial difficulty, and requires public business entities to include current-period gross write-offs in the vintage disclosure tables.	The amendments are effective for fiscal years beginning after December 15, 2022, including interim periods within those fiscal years. Entities have the option to apply the amendments involving the recognition and measurement of TDRs using a modified retrospective transition method; the other amendments are required to be applied prospectively.	The Company is currently in the process of determining the impact of adoption of the provisions of ASU 2022-02.

81

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

ASU 2018-12, Targeted Improvements to the Accounting for Long- Duration Contracts
This standard, issued in August 2018, changes the measurement and disclosures of insurance liabilities and DAC for long-duration contracts issued by insurers. In addition to expanded disclosures, the standard’s requirements include:
•Annual review and, if
necessary, update of cash flow assumptions used to measure the liability for future policy benefits for nonparticipating traditional and limited payment insurance contracts. The effect of updating cash flow assumptions will be measured on a retrospective catch-up basis and presented in the Statement of Operations in the period in which the update is made. The rate used to discount these liabilities will be required to be updated quarterly, with related changes in the liability recorded in AOCI.
•Fair value measurement of contract guarantee features qualifying as Market Risk Benefits ("MRB"), with changes in fair value recognized in the Statement of Operations, except for changes in the instrument specific credit risk, which will be recorded in AOCI.
•Amortization of DAC on a constant level basis over the expected term of the contracts, without reference to revenue or profitability. Elimination of adjustments in AOCI related to DAC and balances amortized on a basis consistent with DAC. DAC will no longer be subjected to loss recognition testing.
The amendments are effective for fiscal years beginning after December 15, 2022, including interim periods within those fiscal years. Initial adoption for the liability for future policy benefits and DAC is required to be reported using either a full retrospective or modified retrospective approach. For market risk benefits, full retrospective application is required.	Evaluation of the implications of these requirements and related potential financial statement impacts is continuing, in accordance with an established governance framework and implementation plan, which includes design and testing of internal controls related to new processes. The Company has elected to apply a modified retrospective transition method for the liability for future policy benefits and DAC.

The Company expects the January 1, 2021 transition impact will increase Total shareholder’s equity by approximately $0.6 billion primarily driven by a positive impact to AOCI resulting from the reversal of DAC/VOBA balances of approximately $1.0 billion after tax, offset by an unfavorable impact to AOCI of approximately $0.3 billion after tax resulting from the remeasurement of Future policy benefits and Reinsurance recoverable using January 1, 2021 discount rates. The expected transition effect on Total shareholder's equity will also include an unfavorable impact on Retained earnings (deficit) of approximately $0.1 billion after tax associated with the establishment of MRB liabilities related to guaranteed minimum benefits on certain deferred annuity contracts.

The majority of the ASU 2018-12 transition impact of approximately $0.3 billion associated with Future policy benefits and Reinsurance recoverable and approximately 20% of the $0.1 billion transition impact associated with the establishment of MRB liabilities are related to business that was reinsured to Resolution Life US in January 2021.

The ultimate effects the standard will have on the financial statements are highly dependent on policyholder behavior, actuarial assumptions and macroeconomic conditions, particularly interest rates and spreads, which may materially change ASU 2018-12-related equity impacts in periods subsequent to transition. The Company estimates the impact of ASU 2018-12 will shift to a reduction of Total shareholder’s equity of between $0.8 billion to $1.0 billion as of September 30, 2022. The change from transition is primarily related to a negative impact in AOCI of approximately $1.5 billion resulting from the reversal of DAC/VOBA balances, which have declined significantly since January 2021 due to increases in interest rates and spreads. While rising interest rates since January 1, 2021 will result in a less unfavorable impact on AOCI due to remeasurement of the liability for Future policy benefits, this will be materially offset by the impact from remeasurement of Reinsurance recoverable.

82

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

2.    Investments

Fixed Maturities

Available-for-sale and fair value option ("FVO") fixed maturities were as follows as of December 31, 2022:

	Amortized Cost	Gross Unrealized Capital Gains	Gross Unrealized Capital Losses	Embedded Derivatives(2)	Fair Value	Allowance for credit losses
Fixed maturities:
U.S. Treasuries	$404	$4	$31	$—	$377	$—
U.S. Government agencies and authorities	33	—	3	—	30	—
State, municipalities and political subdivisions	691	1	92	—	600	—
U.S. corporate public securities	6,938	32	1,032	—	5,938	—
U.S. corporate private securities	3,885	11	328	—	3,568	—
Foreign corporate public securities and foreign governments(1)	2,380	9	317	—	2,066	6
Foreign corporate private securities(1)	2,617	6	184	—	2,438	1
Residential mortgage-backed securities	3,023	21	153	2	2,893	—
Commercial mortgage-backed securities	2,978	—	379	—	2,599	—
Other asset-backed securities	1,418	1	109	—	1,310	—
Total fixed maturities, including securities pledged	24,367	85	2,628	2	21,819	7
Less: Securities pledged	894	3	105	—	792	—
Total fixed maturities	$23,473	$82	$2,523	$2	$21,027	$7
(1) Primarily U.S. dollar denominated.
(2) Embedded derivatives within fixed maturity securities are reported with the host investment. The changes in fair value of embedded derivatives are reported in Net gains (losses) in the Consolidated Statements of Operations.

83

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Available-for-sale and FVO fixed maturities were as follows as of December 31, 2021:

	Amortized Cost	Gross Unrealized Capital Gains	Gross Unrealized Capital Losses	Embedded Derivatives(2)	Fair Value	Allowance for credit losses
Fixed maturities:
U.S. Treasuries	$554	$137	$—	$—	$691	$—
U.S. Government agencies and authorities	20	—	—	—	20	—
State, municipalities and political subdivisions	716	88	1	—	803	—
U.S. corporate public securities	7,314	994	39	—	8,269	—
U.S. corporate private securities	3,620	334	15	—	3,939	—
Foreign corporate public securities and foreign governments(1)	2,352	253	14	—	2,591	—
Foreign corporate private securities(1)	2,563	188	1	—	2,703	47
Residential mortgage-backed securities	3,081	97	20	7	3,164	1
Commercial mortgage-backed securities	2,766	130	15	—	2,881	—
Other asset-backed securities	1,341	16	6	—	1,351	—
Total fixed maturities, including securities pledged	24,327	2,237	111	7	26,412	48
Less: Securities pledged	725	74	—	—	799	—
Total fixed maturities	$23,602	$2,163	$111	$7	$25,613	$48
(1) Primarily U.S. dollar denominated.
(2) Embedded derivatives within fixed maturity securities are reported with the host investment. The changes in fair value of embedded derivatives are reported in Net gains (losses) in the Consolidated Statements of Operations.

The amortized cost and fair value of fixed maturities, including securities pledged, as of December 31, 2022, are shown below by contractual maturity. Actual maturities may differ from contractual maturities as securities may be restructured, called or prepaid. Mortgage-backed securities ("MBS") and Other asset-backed securities ("ABS") are shown separately because they are not due at a single maturity date.

	Amortized Cost	Fair Value
Due to mature:
One year or less	$543	$537
After one year through five years	3,223	3,046
After five years through ten years	3,345	3,091
After ten years	9,837	8,343
Mortgage-backed securities	6,001	5,492
Other asset-backed securities	1,418	1,310
Fixed maturities, including securities pledged	$24,367	$21,819

The investment portfolio is monitored to maintain a diversified portfolio on an ongoing basis. Credit risk is mitigated by monitoring concentrations by issuer, sector and geographic stratification and limiting exposure to any one issuer.

84

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

As of December 31, 2022 and 2021, the Company did not have any investments in a single issuer, other than obligations of the U.S. Government and government agencies, with a carrying value in excess of 10% of the Company's Total Shareholder's Equity.

The following tables present the composition of the U.S. and foreign corporate securities within the fixed maturity portfolio by industry category as of the dates indicated:

	Amortized Cost	Gross Unrealized Capital Gains	Gross Unrealized Capital Losses	Fair Value
December 31, 2022
Communications	$911	$8	$117	$802
Financial	3,155	16	406	2,765
Industrial and other companies	6,344	10	774	5,580
Energy	1,486	11	131	1,366
Utilities	2,665	9	291	2,383
Transportation	915	1	100	816
Total	$15,476	$55	$1,819	$13,712

December 31, 2021
Communications	$883	$154	$2	$1,035
Financial	2,713	275	13	2,975
Industrial and other companies	7,004	713	26	7,691
Energy	1,385	216	14	1,587
Utilities	2,658	310	10	2,958
Transportation	854	71	1	924
Total	$15,497	$1,739	$66	$17,170

The Company has elected the FVO for certain of its fixed maturities to better match the measurement of assets and liabilities in the Consolidated Statements of Operations. Certain collateralized mortgage obligations ("CMOs"), primarily interest-only and principal-only strips, are accounted for as hybrid instruments and reported at fair value with changes in the fair value recorded in Net gains (losses) in the Consolidated Statements of Operations.

The Company invests in various categories of CMOs, including CMOs that are not agency-backed, that are subject to different degrees of risk from changes in interest rates and defaults. The principal risks inherent in holding CMOs are prepayment and extension risks related to significant decreases and increases in interest rates resulting in the prepayment of principal from the underlying mortgages, either earlier or later than originally anticipated. As of December 31, 2022 and 2021, approximately 46.9% and 45.1%, respectively, of the Company's CMO holdings, were invested in the above mentioned types of CMOs such as interest-only or principal-only strips, that are subject to more prepayment and extension risk than traditional CMOs.

Public corporate fixed maturity securities are distinguished from private corporate fixed maturity securities based upon the manner in which they are transacted. Public corporate fixed maturity securities are issued initially through market intermediaries on a registered basis or pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act") and are traded on the secondary market through brokers acting as principal. Private corporate fixed maturity securities are originally issued by borrowers directly to investors pursuant to Section 4(a)(2) of the Securities Act, and are traded in the secondary market directly with counterparties, either without the participation of a broker or in agency transactions.

85

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Repurchase Agreements

As of December 31, 2022 and 2021, the Company did not have any securities pledged in dollar rolls, repurchase agreement transactions or reverse repurchase agreements.

Securities Lending

The Company engages in securities lending whereby the initial collateral is required at a minimum rate of 102% of the market value of the loaned securities.  The lending agent retains the collateral and invests it in high quality liquid assets on behalf of the Company. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value of the loaned securities fluctuates. The lending agent indemnifies the Company against losses resulting from the failure of a counterparty to return securities pledged where collateral is insufficient to cover the loss. As of December 31, 2022 and 2021, the fair value of loaned securities was $690 and $739, respectively, and is included in Securities pledged on the Consolidated Balance Sheets.

If cash is received as collateral, the lending agent retains the cash collateral and invests it in short-term liquid assets on behalf of the Company. As of December 31, 2022 and 2021, cash collateral retained by the lending agent and invested in short-term liquid assets on the Company's behalf was $615 and $677, respectively, and is recorded in Short-term investments under securities loan agreements, including collateral delivered on the Consolidated Balance Sheets. As of December 31, 2022 and 2021, liabilities to return collateral of $615 and $677, respectively, are included in Payables under securities loan agreements, including collateral held, on the Consolidated Balance Sheets.

The Company accepts non-cash collateral in the form of securities. The securities retained as collateral by the lending agent may not be sold or re-pledged, except in the event of default, and are not reflected on the Company’s Consolidated Balance Sheets. This collateral generally consists of U.S. Treasury, U.S. Government agency securities and MBS pools. As of December 31, 2022 and 2021, the fair value of securities retained as collateral by the lending agent on the Company’s behalf was $103 and $87, respectively.

The following table presents borrowings under securities lending transactions by asset class pledged as of the dates indicated:

	December 31, 2022	December 31, 2021
U.S. Treasuries	$51	$42
U.S. corporate public securities	466	479
Foreign corporate public securities and foreign governments	201	243
Payables under securities loan agreements	$718	$764

The Company's securities lending activities are conducted on an overnight basis, and all securities loaned can be recalled at any time. The Company does not offset assets and liabilities associated with its securities lending program.

Variable Interest Entities ("VIEs")

The Company holds certain VIEs for investment purposes. VIEs may be in the form of private placement securities, structured securities, securitization transactions or limited partnerships. The Company has reviewed each of its holdings and determined that consolidation of these investments in the Company's financial statements is not required, as the Company is not the primary beneficiary, because the Company does not have both the power to direct the activities that most significantly impact the entity's economic performance and the obligation or right to potentially significant losses or benefits, for any of its investments in VIEs. The Company did not provide any non-contractual financial support and its carrying value represents the Company's exposure to loss. The carrying value and ownership interest of these investments are included in Limited partnerships/corporations on the Consolidated Balance Sheets. Income and losses recognized on these investments are reported in Net investment income in the Consolidated Statements of Operations.

86

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Securitizations

The Company invests in various tranches of securitization entities, including Residential mortgage-backed securities ("RMBS"), Commercial mortgage-backed securities ("CMBS") and ABS. Through its investments, the Company is not obligated to provide any financial or other support to these entities. Each of the RMBS, CMBS and ABS entities are thinly capitalized by design and considered VIEs. The Company's involvement with these entities is limited to that of a passive investor. The Company has no unilateral right to appoint or remove the servicer, special servicer or investment manager, which are generally viewed to have the power to direct the activities that most significantly impact the securitization entities' economic performance, in any of these entities, nor does the Company function in any of these roles. The Company, through its investments or other arrangements, does not have the obligation to absorb losses or the right to receive benefits from the entity that could potentially be significant to the entity. Therefore, the Company is not the primary beneficiary and does not consolidate any of the RMBS, CMBS and ABS entities in which it holds investments. These investments are accounted for as investments available-for-sale as described in the Fair Value Measurements Note to these Consolidated Financial Statements and unrealized capital gains (losses) on these securities are recorded directly in AOCI, except for certain RMBS that are accounted for under the FVO, for which changes in fair value are reflected in Net gains (losses) in the Consolidated Statements of Operations. The Company’s maximum exposure to loss on these structured investments is limited to the amount of its investment.
Allowance for credit losses

The following table presents a rollforward of the allowance for credit losses on available-for-sale fixed maturity securities for the period presented:

	Year Ended December 31, 2022
	Residential mortgage-backed securities	Foreign corporate public securities and foreign governments	Foreign corporate private securities	Total
Balance as of January 1, 2022	$1	$—	$47	$48
Credit losses on securities for which credit losses were not previously recorded	—	6	—	6
Reductions for securities sold during the period	—	—	(49)	(49)
Increase (decrease) on securities with allowance recorded in previous period	(1)	—	3	2
Balance as of December 31, 2022	$—	$6	$1	$7

	Year Ended December 31, 2021
	Residential mortgage-backed securities	Foreign corporate private securities	Other asset-backed securities	Total
Balance as of January 1, 2021	$1	$11	$2	$14
Credit losses on securities for which credit losses were not previously recorded	1	35	—	36
Reductions for securities sold during the period	—	—	—	—
Increase (decrease) on securities with allowance recorded in previous period	(1)	1	(2)	(2)
Balance as of December 31, 2021	$1	$47	$—	$48

87

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Unrealized Capital Losses

The following table presents available-for-sale fixed maturities, including securities pledged, for which an allowance for credit losses has not been recorded by market sector and duration as of December 31, 2022:

	Twelve Months or Less Below Amortized Cost			More Than Twelve Months Below Amortized Cost			Total
	Fair Value	Unrealized Capital Losses	Number of securities	Fair Value	Unrealized Capital Losses	Number of securities	Fair Value	Unrealized Capital Losses	Number of securities
U.S. Treasuries	$223	$30	18	$2	$1	3	$225	$31	21
U.S. Government, agencies and authorities	30	3	3	—	—	—	30	3	3
State, municipalities and political subdivisions	545	85	276	15	7	16	560	92	292
U.S. corporate public securities	4,290	613	901	998	419	360	5,288	1,032	1,261
U.S. corporate private securities	2,819	264	312	331	64	32	3,150	328	344
Foreign corporate public securities and foreign governments	1,509	201	348	298	116	93	1,807	317	441
Foreign corporate private securities	2,203	173	200	52	11	6	2,255	184	206
Residential mortgage-backed	1,065	78	441	328	75	215	1,393	153	656
Commercial mortgage-backed	1,792	252	373	759	127	189	2,551	379	562
Other asset-backed	912	68	281	360	41	155	1,272	109	436
Total	$15,388	$1,767	3,153	$3,143	$861	1,069	$18,531	$2,628	4,222

The Company concluded that an allowance for credit losses was unnecessary for these securities because the unrealized losses are not credit related.

88

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The following table presents available-for-sale fixed maturities, including securities pledged, for which an allowance for credit losses has not been recorded by market sector and duration as of December 31, 2021:

	Twelve Months or Less Below Amortized Cost				More Than Twelve Months Below Amortized Cost				Total
	Fair Value	Unrealized Capital Losses		Number of Securities	Fair Value	Unrealized Capital Losses		Number of Securities	Fair Value	Unrealized Capital Losses		Number of Securities
U.S. Treasuries	$7	$—	*	4	$7	$—	*	2	$14	$—	*	6
State, municipalities and political subdivisions	33	1		21	—	—		—	33	1		21
U.S. corporate public securities	1,237	32		290	110	7		138	1,347	39		428
U.S. corporate private securities	325	2		35	94	13		8	419	15		43
Foreign corporate public securities and foreign governments	425	13		90	21	1		17	446	14		107
Foreign corporate private securities	54	1		7	10	—	*	1	64	1		8
Residential mortgage-backed	400	11		181	241	9		96	641	20		277
Commercial mortgage-backed	780	8		178	155	7		27	935	15		205
Other asset-backed	577	4		183	70	2		48	647	6		231
Total	$3,838	$72		989	$708	$39		337	$4,546	$111		1,326
*Less than $1.

Based on the Company's quarterly evaluation of its securities in a unrealized loss position, described below, the Company concluded that these securities were not impaired as of December 31, 2022. The Company does not intend to sell the investments and it is not more likely than not that the Company will be required to sell the investments before recovery of their amortized cost bases.

Gross unrealized capital losses on fixed maturities, including securities pledged, increased $2,517 from $111 to $2,628 for the year ended December 31, 2022. The change in gross unrealized capital losses was driven primarily by sharply higher interest rates across the yield curve and moderately wider credit spreads. As of December 31, 2022, $6 of the total $2,628 of gross unrealized losses were from 9 available-for-sale fixed maturity securities with an unrealized loss position of 20% or more of amortized cost for 12 months or greater.

Evaluating Securities for Impairments

The Company performs a regular evaluation, on a security-by-security basis, of its available-for-sale securities holdings, including fixed maturity securities in accordance with its impairment policy in order to evaluate whether such investments are impaired.

89

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The following table identifies the Company's impairments included in the Consolidated Statements of Operations, excluding impairments included in Other comprehensive income (loss) by type for the periods indicated:

	Year Ended December 31,
	2022			2021			2020
	Impairment		No. of Securities	Impairment		No. of Securities	Impairment		No. of Securities
State municipalities, and political subdivisions	$—		—	$—		—	$—	*	6
U.S. corporate public securities	—		—	—		—	12		43
U.S. corporate private securities	—		—	—		—	—	*	2
Foreign corporate public securities and foreign governments(1)	—	*	1	—		—	1		22
Foreign corporate private securities(1)	—		—	—		—	—	*	7
Residential mortgage-backed	17		83	2		13	3		44
Commercial mortgage-backed	—	*	2	—	*	1	20		106
Other asset-backed	—		—	—		—	1		61
Total	$17		86	$2		14	$37		291
(1) Primarily U.S. dollar denominated.
*Less than $1.

The Company may sell securities during the period in which fair value has declined below amortized cost for fixed maturities. In certain situations, new factors, including changes in the business environment, can change the Company's previous intent to continue holding a security. Accordingly, these factors may lead the Company to record additional intent related capital losses.

Troubled Debt Restructuring

The Company invests in high quality, well performing portfolios of commercial mortgage loans and private placements. Under certain circumstances, modifications are granted to these contracts. Each modification is evaluated as to whether a troubled debt restructuring has occurred. A modification is a troubled debt restructuring when the borrower is in financial difficulty and the creditor makes concessions. Generally, the types of concessions may include reducing the face amount or maturity amount of the debt as originally stated, reducing the contractual interest rate, extending the maturity date at an interest rate lower than current market interest rates and/or reducing accrued interest. The Company considers the amount, timing and extent of the concession granted in determining any impairment or changes in the specific credit allowance recorded in connection with the troubled debt restructuring. A credit allowance may have been recorded prior to the quarter when the loan is modified in a troubled debt restructuring. Accordingly, the carrying value (net of the allowance) before and after modification through a troubled debt restructuring may not change significantly, or may increase if the expected recovery is higher than the pre-modification recovery assessment. For the year ended December 31, 2022, the Company did not have any new commercial mortgage loan troubled debt restructurings. For the year ended December 31, 2022, the Company had six new private placement troubled debt restructurings with a pre and post modification carrying value of $91 and $67, respectively. As of December 31, 2021, the Company had no commercial mortgage loan troubled debt restructurings or new private placement troubled debt restructurings.

For the years ended December 31, 2022 and 2021, the Company did not have any private placements modified in a troubled debt restructuring with a subsequent payment default or commercial mortgage loans modified in a troubled debt restructuring with a subsequent payment default.

90

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Mortgage Loans on Real Estate

The Company diversifies its commercial mortgage loan portfolio by geographic region and property type to reduce concentration risk. The Company manages risk when originating commercial mortgage loans by generally lending only up to 75% of the estimated fair value of the underlying real estate. Subsequently, the Company continuously evaluates mortgage loans based on relevant current information including a review of loan-specific performance, property characteristics and market trends. Loan performance is monitored on a loan specific basis through the review of submitted appraisals, operating statements, rent revenues and annual inspection reports, among other items. This review ensures properties are performing at a consistent and acceptable level to secure the debt. The components to evaluate debt service coverage are received and reviewed at least annually to determine the level of risk.
Loan-to-value ("LTV") and debt service coverage ("DSC") ratios are measures commonly used to assess the risk and quality of mortgage loans. The LTV ratio, calculated at time of origination, is expressed as a percentage of the amount of the loan relative to the value of the underlying property. A LTV ratio in excess of 100% indicates the unpaid loan amount exceeds the underlying collateral. The DSC ratio, based upon the most recently received financial statements, is expressed as a percentage of the amount of a property’s net income to its debt service payments. A DSC ratio of less than 1.0 indicates that a property’s operations do not generate sufficient income to cover debt payments. These ratios are utilized as part of the review process described above.
The following tables present commercial mortgage loans by year of origination and LTV ratio as of the dates indicated. The information is updated as of December 31, 2022 and 2021, respectively.

	As of December 31, 2022
	Loan-to-Value Ratios
Year of Origination	0% - 50%	>50% - 60%	>60% - 70%	>70% - 80%	>80% and above	Total
2022	$210	$283	$63	$—	$—	$556
2021	187	229	239	10	—	665
2020	98	170	24	10	—	302
2019	167	72	20	—	—	259
2018	123	34	3	—	—	160
2017	510	189	4	—	—	703
2016 and prior	1,356	210	16	—	—	1,582
Total	$2,651	$1,187	$369	$20	$—	$4,227

	As of December 31, 2021
	Loan-to-Value Ratios
Year of Origination	0% - 50%	>50% - 60%	>60% - 70%	>70% - 80%	>80% and above	Total
2021	$215	$273	$182	$—	$—	$670
2020	114	202	69	—	—	385
2019	150	145	61	—	—	356
2018	127	43	3	—	—	173
2017	543	202	3	—	—	748
2016 and prior	1,451	434	16	—	—	1,901
Total	$2,600	$1,299	$334	$—	$—	$4,233

91

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The following tables present commercial mortgage loans by year of origination and DSC ratio as of the dates indicated. The information is updated as of December 31, 2022 and 2021, respectively.

	As of December 31, 2022
	Debt Service Coverage Ratios
Year of Origination	>1.5x	>1.25x - 1.5x	>1.0x - 1.25x	<1.0x	Total*
2022	$278	$89	$171	$18	$556
2021	212	24	248	181	665
2020	211	9	10	72	302
2019	161	40	53	5	259
2018	93	21	46	—	160
2017	415	77	64	147	703
2016 and prior	1,154	254	107	67	1,582
Total	$2,524	$514	$699	$490	$4,227
*No commercial mortgage loans were secured by land or construction loans

	As of December 31, 2021
	Debt Service Coverage Ratios
Year of Origination	>1.5x	>1.25x - 1.5x	>1.0x - 1.25x	<1.0x	Total*
2021	$556	$23	$34	$57	$670
2020	342	15	23	5	385
2019	206	43	84	23	356
2018	96	3	49	25	173
2017	355	139	93	161	748
2016 and prior	1,505	154	166	76	1,901
Total	$3,060	$377	$449	$347	$4,233
*No commercial mortgage loans were secured by land or construction loans

92

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The following tables present the commercial mortgage loans by year of origination and U.S. region as of the dates indicated. The information is updated as of December 31, 2022 and 2021, respectively.

	As of December 31, 2022
	U.S. Region
Year of Origination	Pacific	South Atlantic	Middle Atlantic	West South Central	Mountain	East North Central	New England	West North Central	East South Central	Total
2022	$114	$115	$46	$87	$101	$73	$1	$1	$18	$556
2021	79	53	112	139	97	117	9	37	22	665
2020	64	143	14	14	8	30	—	6	23	302
2019	47	73	6	54	34	5	14	10	16	259
2018	28	55	49	7	7	9	—	5	—	160
2017	84	81	277	125	43	53	4	36	—	703
2016 and prior	401	385	330	71	129	139	30	80	17	1,582
Total	$817	$905	$834	$497	$419	$426	$58	$175	$96	$4,227

	As of December 31, 2021
	U.S. Region
Year of Origination	Pacific	South Atlantic	Middle Atlantic	West South Central	Mountain	East North Central	New England	West North Central	East South Central	Total
2021	$79	$58	$120	$132	$96	$118	$9	$36	$22	$670
2020	70	159	25	33	34	30	1	12	21	385
2019	48	106	10	103	34	12	15	11	17	356
2018	32	60	53	8	6	9	—	5	—	173
2017	87	82	311	129	44	55	4	36	—	748
2016 and prior	438	437	414	92	179	165	52	99	25	1901
Total	$754	$902	$933	$497	$393	$389	$81	$199	$85	$4,233

93

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The following tables present the commercial mortgage loans by year of origination and property type as of the dates indicated. The information is updated as of December 31, 2022 and 2021, respectively.

	As of December 31, 2022
	Property Type
Year of Origination	Retail	Industrial	Apartments	Office	Hotel/Motel	Other	Mixed Use	Total
2022	$72	$227	$216	$25	$10	$6	$—	$556
2021	23	144	382	100	—	8	8	665
2020	50	48	80	124	—	—	—	302
2019	29	58	128	33	11	—	—	259
2018	34	69	30	11	—	16	—	160
2017	89	332	168	111	3	—	—	703
2016 and prior	544	288	288	261	45	117	39	1,582
Total	$841	$1,166	$1,292	$665	$69	$147	$47	$4,227

	As of December 31, 2021
	Property Type
Year of Origination	Retail	Industrial	Apartments	Office	Hotel/Motel	Other	Mixed Use	Total
2021	$24	$159	$368	$104	$—	$7	$8	$670
2020	51	72	124	138	—	—	—	385
2019	30	66	173	67	20	—	—	356
2018	35	72	31	15	3	17	—	173
2017	90	355	184	116	3	—	—	748
2016 and prior	631	408	335	280	63	144	40	1,901
Total	$861	$1,132	$1,215	$720	$89	$168	$48	$4,233

The following table summarizes the activity in the allowance for losses for commercial mortgage loans for the periods indicated:

	December 31, 2022	December 31, 2021
Allowance for credit losses, balance at January 1	$11	$67
Credit losses on mortgage loans for which credit losses were not previously recorded	2	1
Change in allowance due to transfer of loans from Voya Reinsurance portfolios to Resolution	—	(7)
Increase (decrease) on mortgage loans with allowance recorded in previous period	1	(50)
Provision for expected credit losses	14	11
Write-offs	—	—
Recoveries of amounts previously written-off	—	—
Allowance for credit losses, balance at December 31	$14	$11

94

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The following table presents past due commercial mortgage loans as of the dates indicated:

	December 31, 2022	December 31, 2021
Delinquency:
Current	$4,227	$4,233
30-59 days past due	—	—
60-89 days past due	—	—
Greater than 90 days past due	—	—
Total	$4,227	$4,233

Commercial mortgage loans are placed on non-accrual status when 90 days in arrears if the Company has concerns regarding the collectability of future payments, or if a loan has matured without being paid off or extended. As of December 31, 2022, the Company had no commercial mortgage loan in non-accrual status. As of December 31, 2021, the Company had no commercial mortgage loan in non-accrual status. There was no interest income recognized on loans in non-accrual status for the years ended December 31, 2022 and 2021.

Net Investment Income

The following table summarizes Net investment income for the periods indicated:

	Year Ended December 31,
	2022	2021	2020
Fixed maturities	$1,411	$1,453	$1,603
Equity securities	10	12	9
Mortgage loans on real estate	181	179	200
Policy loans	8	8	12
Short-term investments and cash equivalents	4	3	2
Limited partnerships and other	77	364	107
Gross investment income	1,691	2,019	1,933
Less: investment expenses	72	70	75
Net investment income	$1,619	$1,949	$1,858

As of December 31, 2022, the Company had $8 of investments in fixed maturities that did not produce net investment income. For the year ended December 31, 2021, the Company had no investments in fixed maturities that did not produce net investment income. Fixed maturities are moved to a non-accrual status when the investment defaults.

Interest income on fixed maturities is recorded when earned using an effective yield method, giving effect to amortization of premiums and accretion of discounts. Such interest income is recorded in Net investment income in the Consolidated Statements of Operations.

Net Gains (Losses)

Net gains (losses) comprise the difference between the amortized cost of investments and proceeds from sale and redemption, as well as losses incurred due to the credit-related and intent-related impairment of investments. Net gains and losses are also primarily generated from changes in fair value of embedded derivatives within products and fixed maturities, changes in fair value of fixed maturities recorded at FVO and changes in fair value including accruals on derivative instruments, except for effective cash flow hedges. Net gains (losses) also include changes in fair value of trading debt securities and changes in fair value of equity securities. The cost of the investments on disposal is generally determined based on first-in-first-out ("FIFO") methodology.

95

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Net gains (losses) were as follows for the periods indicated:

	Year Ended December 31,
	2022	2021	2020
Fixed maturities, available-for-sale, including securities pledged	$(23)	$515	$(23)
Fixed maturities, at fair value option	(576)	(562)	(257)
Equity securities, at fair value	(27)	6	3
Derivatives	185	(18)	49
Embedded derivatives - fixed maturities	(5)	(4)	—
Guaranteed benefit derivatives	17	35	(27)
Mortgage loans	—	99	(56)
Other investments	—	95	1
Net gains (losses)	$(429)	$166	$(310)

On June 1, 2021, the Company fully disposed of a 9.99% equity interest in VA Capital which was originally acquired as part of a Master Transaction Agreement dated December 20, 2017, related to the sale of substantially all of our Closed Block Variable Annuity (CBVA) and Annuity business. The disposition resulted in a net realized gain of $95 reported as Net gains (losses) in the Consolidated Statements of Operations.

Proceeds from the sale of fixed maturities, available-for-sale, and equity securities and the related gross realized gains and losses, before tax were as follows for the periods indicated:

	Year Ended December 31,
	2022	2021	2020
Proceeds on sales	$3,601	$5,275	$1,512
Gross gains	68	538	85
Gross losses	76	8	59

96

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

3.    Derivative Financial Instruments

The Company primarily enters into the following types of derivatives:

Interest rate swaps: Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and/or liabilities. Interest rate swaps are also used to hedge the interest rate risk associated with the value of assets it owns or in an anticipation of acquiring them. Using interest rate swaps, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest payments, calculated by reference to an agreed upon notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made to/from the counterparty at each due date. The Company utilizes these contracts in qualifying hedging relationships as well as non-qualifying hedging relationships.

Foreign exchange swaps: The Company uses foreign exchange or currency swaps to reduce the risk of change in the value, yield or cash flows associated with certain foreign denominated invested assets. Foreign exchange swaps represent contracts that require the exchange of foreign currency cash flows against U.S. dollar cash flows at regular periods, typically quarterly or semi-annually. The Company utilizes these contracts in qualifying hedging relationships as well as non-qualifying hedging relationships.

Futures: The Company uses interest rate futures contracts to hedge its exposure to market risks due to changes in interest rates. The Company enters into exchange traded futures with regulated futures commissions that are members of the exchange. The Company also posts initial and variation margins, with the exchange, on a daily basis. The Company utilizes exchange-traded futures in non-qualifying hedging relationships. The Company may also use futures contracts as a hedge against an increase in certain equity indices.

Embedded derivatives: The Company also invests in certain fixed maturity instruments and has issued certain products that contain embedded derivatives for which market value is at least partially determined by, among other things, levels of or changes in domestic and/or foreign interest rates (short-term or long-term), exchange rates, prepayment rates, equity rates, or credit ratings/spreads. In addition, the Company has entered into coinsurance with funds withheld arrangements, which contain embedded derivatives.

97

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The notional amounts and fair values of derivatives were as follows as of the dates indicated:

	December 31, 2022			December 31, 2021
	Notional Amount	Asset Fair Value	Liability Fair Value	Notional Amount	Asset Fair Value	Liability Fair Value
Derivatives: Qualifying for hedge accounting(1)
Cash flow hedges:
Interest rate contracts	$18	$—	$—	$18	$—	$—
Foreign exchange contracts	596	58	2	567	14	15
Derivatives: Non-qualifying for hedge accounting(1)
Interest rate contracts	12,470	262	327	10,514	135	129
Foreign exchange contracts	45	2	—	34	—	—
Credit contracts	141	—	2	110	—	—
Embedded derivatives and Managed custody guarantees:
Within fixed maturity investments(2)	N/A	2	—	N/A	7	—
Within products(3)	N/A	—	8	N/A	—	28
Managed custody guarantees(3)	N/A	—	6	N/A	—	1
Total		$324	$345		$156	$173
(1) Open derivative contracts are reported as Derivatives assets or liabilities on the Consolidated Balance Sheets at fair value.
(2) Included in Fixed maturities, available-for-sale, at fair value on the Consolidated Balance Sheets.
(3) Included in Future policy benefits and contract owner account balances on the Consolidated Balance Sheets.
N/A - Not Applicable

Based on the notional amounts, a substantial portion of the Company’s derivative positions was not designated or did not qualify for hedge accounting as part of a hedging relationship as of December 31, 2022 and 2021. The Company utilizes derivative contracts mainly to hedge exposure to variability in cash flows, interest rate risk, credit risk, foreign exchange risk and equity market risk. The majority of derivatives used by the Company are designated as product hedges, which hedge the exposure arising from insurance liabilities or guarantees embedded in the contracts the Company offers through various product lines. These derivatives do not qualify for hedge accounting as they do not meet the criteria of being "highly effective" as outlined in ASC Topic 815, but do provide an economic hedge, which is in line with the Company’s risk management objectives. The Company also uses derivatives contracts to hedge its exposure to various risks associated with the investment portfolio. The Company does not seek hedge accounting treatment for certain of these derivatives as they generally do not qualify for hedge accounting due to the criteria required under the portfolio hedging rules outlined in ASC Topic 815. The Company also uses credit default swaps coupled with other investments in order to produce the investment characteristics of otherwise permissible investments that do not qualify as effective accounting hedges under ASC Topic 815.

98

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Although the Company has not elected to net its derivative exposures, the notional amounts and fair values of Over-The-Counter ("OTC") and cleared derivatives excluding exchange traded contracts are presented in the tables below as of the dates indicated:

	December 31, 2022
	Notional Amount	Asset Fair Value	Liability Fair Value
Credit contracts	$141	$—	$2
Foreign exchange contracts	641	60	2
Interest rate contracts	8,736	261	327
		321	331
Counterparty netting(1)		(263)	(263)
Cash collateral netting(1)		(51)	(64)
Securities collateral netting(1)		(6)	(1)
Net receivables/payables		$1	$3
(1) Represents the netting of receivable balances with payable balances, net of collateral, for the same counterparty under eligible netting agreements.

	December 31, 2021
	Notional Amount	Asset Fair Value	Liability Fair Value
Credit contracts	$110	$—	$—
Foreign exchange contracts	601	14	15
Interest rate contracts	9,576	135	129
		149	144
Counterparty netting(1)		(140)	(140)
Cash collateral netting(1)		(7)	(2)
Securities collateral netting(1)		(2)	(1)
Net receivables/payables		$—	$1
(1) Represents the netting of receivable balances with payable balances, net of collateral, for the same counterparty under eligible netting agreements.

Collateral

Under the terms of the OTC Derivative International Swaps and Derivatives Association, Inc. ("ISDA") agreements, the Company may receive from, or deliver to, counterparties, collateral to assure that terms of the ISDA agreements will be met with regard to the Credit Support Annex ("CSA"). The terms of the CSA call for the Company to pay interest on any cash received equal to the Federal Funds rate. To the extent cash collateral is received and delivered, it is included in Payables under securities loan agreements, including collateral held and Short-term investments under securities loan agreements, including collateral delivered, respectively, on the Consolidated Balance Sheets and is reinvested in short-term investments. Collateral held is used in accordance with the CSA to satisfy any obligations. Investment grade bonds owned by the Company are the source of noncash collateral posted, which is reported in Securities pledged on the Consolidated Balance Sheets.

As of December 31, 2022, the Company held $50 and pledged $62 of net cash collateral related to OTC derivative contracts and cleared derivative contracts, respectively. As of December 31, 2021, the Company held $8 and delivered $2 of net cash collateral related to OTC derivative contracts and cleared derivative contracts, respectively. In addition, as of December 31, 2022, the Company delivered $102 of securities and held $7 securities as collateral. As of December 31, 2021, the Company delivered $60 of securities and held $2 securities as collateral.

99

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The location and effect of derivatives qualifying for hedge accounting on the Consolidated Statements of Operations and Consolidated Statements of Comprehensive Income are as follows for the periods indicated:

	Year Ended December 31
	2022		2021		2020
	Interest Rate Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Foreign Exchange Contracts
Derivatives: Qualifying for hedge accounting
Location of Gain or (Loss) Reclassified from Accumulated Other Comprehensive Income into Income	Net investment income	Net investment income and Net gains/(losses)	Net investment income	Net investment income and Net gains/(losses)	Net investment income	Net investment income and Net gains/(losses)
Amount of Gain or (Loss) Recognized in Other Comprehensive Income	$(2)	$58	$(1)	$33	$1	$(23)
Amount of Gain or (Loss) Reclassified from Accumulated Other Comprehensive Income	—	9	—	3	—	7

The location and amount of gain (loss) recognized in the Consolidated Statements of Operations for derivatives qualifying for hedge accounting are as follows for the periods indicated:

	Year Ended December 31,
	2022		2021		2020
	Net investment income	Net gains/(losses)	Net investment income	Net gains/(losses)	Net investment income	Net gains/(losses)
Total amounts of line items presented in the statement of operations in which the effects of cash flow hedges are recorded	$1,619	$(412)	$1,949	$168	1,858	(273)
Derivatives: Qualifying for hedge accounting
Cash flow hedges:
Foreign exchange contracts:
Gain (loss) reclassified from accumulated other comprehensive income into income	9	—	8	(5)	10	(3)

100

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The location and effect of derivatives not designated as hedging instruments on the Consolidated Statements of Operations are as follows for the periods indicated:

	Location of Gain or (Loss) Recognized in Income on Derivative	Year Ended December 31,
		2022	2021	2020
Derivatives: Non-qualifying for hedge accounting
Interest rate contracts	Net gains (losses)	$184	$(16)	$51
Foreign exchange contracts	Net gains (losses)	4	1	(2)
Credit contracts	Net gains (losses)	(3)	2	3
Embedded derivatives and Managed custody guarantees:
Within fixed maturity investments	Net gains (losses)	(5)	(4)	—
Within products	Net gains (losses)	22	31	(23)
Within reinsurance agreements	Policyholder benefits	—	—	23
Managed custody guarantees	Net gains (losses)	(5)	4	(4)
Total		$197	$18	$48

101

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

4.    Fair Value Measurements

The following table presents the Company's hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2022:

	Level 1	Level 2	Level 3	Total
Assets:
Fixed maturities, including securities pledged:
U.S. Treasuries	$291	$86	$—	$377
U.S. Government agencies and authorities	—	30	—	30
State, municipalities and political subdivisions	—	600	—	600
U.S. corporate public securities	—	5,925	13	5,938
U.S. corporate private securities	—	2,212	1,356	3,568
Foreign corporate public securities and foreign governments(1)	—	2,064	2	2,066
Foreign corporate private securities(1)	—	2,099	339	2,438
Residential mortgage-backed securities	—	2,873	20	2,893
Commercial mortgage-backed securities	—	2,599	—	2,599
Other asset-backed securities	—	1,258	52	1,310
Total fixed maturities, including securities pledged	291	19,746	1,782	21,819
Equity securities	16	—	117	133
Derivatives:
Interest rate contracts	1	261	—	262
Foreign exchange contracts	—	60	—	60
Cash and cash equivalents, short-term investments and short-term investments under securities loan agreements	1,407	—	—	1,407
Assets held in separate accounts	72,065	5,227	347	77,639
Total assets	$73,780	$25,294	$2,246	$101,320
Percentage of Level to total	73%	25%	2%	100%
Liabilities:
Derivatives:
Guaranteed benefit derivatives:
FIA	$—	$—	$8	$8
Stabilizer and MCGs	—	—	6	6
Other derivatives:
Interest rate contracts	2	325	—	327
Foreign exchange contracts	—	2	—	2
Credit contracts	—	2	—	2
Total liabilities	$2	$329	$14	$345
(1) Primarily U.S. dollar denominated.

102

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The following table presents the Company's hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2021:

	Level 1	Level 2	Level 3	Total
Assets:
Fixed maturities, including securities pledged:
U.S. Treasuries	$510	$181	$—	$691
U.S. Government agencies and authorities	—	20	—	20
State, municipalities and political subdivisions	—	803	—	803
U.S. corporate public securities	—	8,264	5	8,269
U.S. corporate private securities	—	2,560	1,379	3,939
Foreign corporate public securities and foreign governments(1)	—	2,591	—	2,591
Foreign corporate private securities (1)	—	2,431	272	2,703
Residential mortgage-backed securities	—	3,130	34	3,164
Commercial mortgage-backed securities	—	2,881	—	2,881
Other asset-backed securities	—	1,318	33	1,351
Total fixed maturities, including securities pledged	510	24,179	1,723	26,412
Equity securities	27	—	114	141
Derivatives:
Interest rate contracts	—	135	—	135
Foreign exchange contracts	—	14	—	14
Cash and cash equivalents, short-term investments and short-term investments under securities loan agreements	1,244	—	—	1,244
Assets held in separate accounts	91,474	5,174	316	96,964
Total assets	$93,255	$29,502	$2,153	$124,910
Percentage of Level to total	74%	24%	2%	100%
Liabilities:
Derivatives:
Guaranteed benefit derivatives:
FIA	$—	$—	$9	$9
Stabilizer and MCGs	—	—	20	20
Other derivatives:
Interest rate contracts	—	129	—	129
Foreign exchange contracts	—	15	—	15
Total liabilities	$—	$144	$29	$173
(1) Primarily U.S. dollar denominated.

Valuation of Financial Assets and Liabilities at Fair Value

Certain assets and liabilities are measured at estimated fair value on the Company's Consolidated Balance Sheets. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The exit price and the transaction (or entry) price will be the same at initial recognition in many circumstances. However, in certain cases, the transaction price may not represent fair value. The fair value of a liability is based on the amount that would be paid to transfer a liability to a third-party with an equal credit standing. Fair value is required to be a market-based

103

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

measurement that is determined based on a hypothetical transaction at the measurement date, from a market participant's perspective. The Company considers three broad valuation approaches when a quoted price is unavailable: (i) the market approach, (ii) the income approach and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given the instrument being measured and the availability of sufficient inputs. The Company prioritizes the inputs to fair valuation approaches and allows for the use of unobservable inputs to the extent that observable inputs are not available.

The Company utilizes a number of valuation methodologies to determine the fair values of its financial assets and liabilities in conformity with the concepts of exit price and the fair value hierarchy as prescribed in ASC Topic 820. Valuations are obtained from third-party commercial pricing services, brokers and industry-standard, vendor-provided software that models the value based on market observable inputs. The valuations obtained from third-party commercial pricing services are non-binding. The Company reviews the assumptions and inputs used by third-party commercial pricing services for each reporting period in order to determine an appropriate fair value hierarchy level. The documentation and analysis obtained from third-party commercial pricing services are reviewed by the Company, including in-depth validation procedures confirming the observability of inputs. The valuations are reviewed and validated monthly through the internal valuation committee price variance review, comparisons to internal pricing models, back testing to recent trades or monitoring of trading volumes.

When available, the fair value of the Company's financial assets and liabilities are based on quoted prices of identical assets in active markets and therefore, reflected in Level 1. The valuation approaches and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy are presented below.

For fixed maturities classified as Level 2 assets, fair values are determined using a matrix-based market approach, based on prices obtained from third-party commercial pricing services and the Company’s matrix and analytics-based pricing models, which in each case incorporate a variety of market observable information as valuation inputs. The market observable inputs used for these fair value measurements, by fixed maturity asset class, are as follows:

U.S. Treasuries: Fair value is determined using third-party commercial pricing services, with the primary inputs being stripped interest and principal U.S. Treasury yield curves that represent a U.S. Treasury zero-coupon curve.

U.S. government agencies and authorities, State, municipalities and political subdivisions: Fair value is determined using third-party commercial pricing services, with the primary inputs being U.S. Treasury yield curves, trades of comparable securities, credit spreads off benchmark yields and issuer ratings.

U.S. corporate public securities, Foreign corporate public securities and foreign governments: Fair value is determined using third-party commercial pricing services, with the primary inputs being benchmark yields, trades of comparable securities, issuer ratings, bids and credit spreads off benchmark yields.

U.S. corporate private securities and Foreign corporate private securities: Fair values are determined using a matrix and analytics-based pricing model. The model incorporates the current level of risk-free interest rates, current corporate credit spreads, credit quality of the issuer and cash flow characteristics of the security. The model also considers a liquidity spread, the value of any collateral, the capital structure of the issuer, the presence of guarantees, and prices and quotes for comparably rated publicly traded securities.

RMBS, CMBS and ABS: Fair value is determined using third-party commercial pricing services, with the primary inputs being credit spreads off benchmark yields, prepayment speed assumptions, current and forecasted loss severity, debt service coverage ratios, collateral type, payment priority within tranche and the vintage of the loans underlying the security.

Generally, the Company does not obtain more than one vendor price from pricing services per instrument. The Company uses a hierarchy process in which prices are obtained from a primary vendor and, if that vendor is unable to provide the price, the next vendor in the hierarchy is contacted until a price is obtained or it is determined that a price cannot be obtained from a commercial pricing service. When a price cannot be obtained from a commercial pricing service, independent broker quotes are solicited. Securities priced using independent broker quotes are classified as Level 3.

104

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Fair values of privately placed bonds are determined primarily using a matrix-based pricing model and are generally classified as Level 2 assets. The model considers the current level of risk-free interest rates, current corporate spreads, the credit quality of the issuer and cash flow characteristics of the security. Also considered are factors such as the net worth of the borrower, the value of collateral, the capital structure of the borrower, the presence of guarantees and the Company's evaluation of the borrower's ability to compete in its relevant market. Using this data, the model generates estimated market values which the Company considers reflective of the fair value of each privately placed bond.

Equity securities: Level 2 and Level 3 equity securities, typically private equities or equity securities not traded on an exchange, are valued by other sources such as analytics or brokers.

Derivatives: Derivatives are carried at fair value, which is determined using the Company's derivative accounting system in conjunction with observable key financial data from third party sources, such as yield curves, exchange rates, S&P 500 Index prices, London Interbank Offered Rates ("LIBOR"), Overnight Index Swap ("OIS") rates, and Secured Overnight Financing Rate ("SOFR"). The Company uses SOFR discounting for valuations of interest rate derivatives; however, certain legacy positions may continue to be discounted on OIS. The Company uses OIS for valuations of collateralized interest rate derivatives, which are obtained from third-party sources. For those derivatives that are unable to be valued by the accounting system, the Company typically utilizes values established by third-party brokers. Counterparty credit risk is considered and incorporated in the Company's valuation process through counterparty credit rating requirements and monitoring of overall exposure. It is the Company's policy to transact only with investment grade counterparties with a credit rating of A- or better. The Company's nonperformance risk is also considered and incorporated in the Company's valuation process. The Company also has certain credit default swaps and options that are priced by third party vendors or by using models that primarily use market observable inputs, but contain inputs that are not observable to market participants, which have been classified as Level 3. The remaining derivative instruments are valued based on market observable inputs and are classified as Level 2.

Guaranteed benefit derivatives: The index-crediting feature in the Company's FIA contract is an embedded derivative that is required to be accounted for separately from the host contract. The fair value of the obligation is calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the anticipated life of the related contracts. The cash flow estimates are produced by market implied assumptions. These derivatives are classified as Level 3 liabilities in the fair value hierarchy.

The Company records reserves for Stabilizer and MCG contracts containing guaranteed credited rates. The guarantee is treated as an embedded derivative or a stand-alone derivative (depending on the underlying product) and is required to be reported at fair value. The estimated fair value is determined based on the present value of projected future claims, minus the present value of future guaranteed premiums. At inception of the contract, the Company projects a guaranteed premium to be equal to the present value of the projected future claims. The income associated with the contracts is projected using relevant actuarial and capital market assumptions, including benefits and related contract charges, over the anticipated life of the related contracts. The cash flow estimates are produced by using stochastic techniques under a variety of risk neutral scenarios and other market implied assumptions. These derivatives are classified as Level 3 liabilities.

The discount rate used to determine the fair value of the embedded derivatives and stand-alone derivative includes an adjustment for nonperformance risk. The nonperformance risk adjustment incorporates a blend of observable, similarly rated peer holding company credit spreads, adjusted to reflect the credit quality of the Company, as well as an adjustment to reflect the non-default spreads and the priority and recovery rates of policyholder claims.

Level 3 Financial Instruments

The fair values of certain assets and liabilities are determined using prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement (i.e., Level 3 as defined by ASC Topic 820), including but not limited to liquidity spreads for investments within markets deemed not currently active. These valuations, whether derived internally or obtained from a third-party, use critical assumptions that are not widely available to estimate market participant expectations in valuing the asset or liability. In addition, the Company has determined, for certain financial instruments, an active market is such a significant input to determine fair value that the presence of an inactive market may lead to classification in Level 3. In light of the methodologies employed to obtain the fair values of financial assets and liabilities classified as Level 3, additional information is presented below.

105

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The following table summarizes the change in fair value of the Company's Level 3 assets and liabilities and transfers in and out of Level 3 for the period indicated:

	Year Ended December 31, 2022
	Fair Value as of January 1	Realized/Unrealized Gains (Losses) Included in:		Purchases	Issuances	Sales	Settlements	Transfers into Level 3	Transfers out of Level 3	Fair Value as of December 31	Change in Unrealized Gains (Losses) Included in Earnings(3)	Change in Unrealized Gains (Losses) Included in OCI(3)
		Net Income	OCI
Fixed maturities, including securities pledged:
U.S. Corporate public securities	$5	$—	$(1)	$9	$—	$—	$—	$—	$—	$13	$—	$(1)
U.S. Corporate private securities	1,379	—	(277)	296	—	—	(155)	123	(10)	1,356	—	(274)
Foreign corporate public securities and foreign governments(1)	—	—	—	2	—	—	—	—	—	2	—	—
Foreign corporate private securities(1)	272	(19)	(32)	142	—	—	(30)	110	(104)	339	(3)	(32)
Residential mortgage-backed securities	34	(16)	—	3	—	—	—	—	(1)	20	(16)	—
Other asset-backed securities	33	—	(3)	55	—	(30)	(3)	—	—	52	—	(3)
Total fixed maturities, including securities pledged	1,723	(35)	(313)	507	—	(30)	(188)	233	(115)	1,782	(19)	(310)
Equity securities, at fair value	114	(21)	—	24	—	—	—	—	—	117	(21)	—
Derivatives:
Guaranteed benefit derivatives:
Stabilizer and MCGs(2)	(20)	16	—	—	(2)	—	—	—	—	(6)	—	—
FIA(2)	(9)	1	—	—	—	—	—	—	—	(8)	—	—
Assets held in separate accounts(4)	316	(35)	—	191	—	(27)	—	6	(104)	347	—	—
(1) Primarily U.S. dollar denominated.
(2) All gains and losses on Level 3 liabilities are classified as realized gains (losses) for the purpose of this disclosure because it is impracticable to track realized and unrealized gains (losses) separately on a contract-by-contract basis. These amounts are included in Net gains (losses) in the Consolidated Statements of Operations.

(3) For financial instruments still held as of December 31, amounts are included in Net investment income and Net gains (losses) in the Consolidated Statements of Operations or Unrealized gains (losses) on securities in the Consolidated Statements of Comprehensive Income

(4) The investment income and realized gains (losses) and change in unrealized gains (losses) included in net income (loss) for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on Net income (loss) for the Company.

106

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The following table summarizes the change in fair value of the Company's Level 3 assets and liabilities and transfers in and out of Level 3 for the period indicated:

	Year Ended December 31, 2021
	Fair Value as of January 1	Realized/Unrealized Gains (Losses) Included in:		Purchases	Issuances	Sales	Settlements	Transfers into Level 3	Transfers out of Level 3	Fair Value as of December 31	Change in Unrealized Gains (Losses) Included in Earnings(3)	Change in Unrealized Gains (Losses) Included in OCI(3)
		Net Income	OCI
Fixed maturities, including securities pledged:
U.S. Corporate public securities	$57	$—	$—	$5	$—	$—	$(3)	$—	$(54)	$5	$—	$—
U.S. Corporate private securities	1,286	13	(46)	201	—	(103)	(161)	283	(94)	1,379	—	(33)
Foreign corporate private securities(1)	295	(31)	22	38	—	(22)	(30)	—	—	272	3	19
Residential mortgage-backed securities	33	(12)	—	21	—	(7)	—	1	(2)	34	(12)	—
Other asset-backed securities	37	—	(2)	14	—	—	(34)	18	—	33	—	(1)
Total fixed maturities, including securities pledged	1,708	(30)	(26)	279	—	(132)	(228)	302	(150)	1,723	(9)	(15)
Fixed maturities, trading, at fair value	—	—	—	33	—	(33)	—	—	—	—	—	—
Equity securities, at fair value	99	7	—	75	—	(30)	(37)	—	—	114	—	—
Derivatives:
Guaranteed benefit derivatives:
Stabilizer and MCGs(2)	(53)	33	—	—	(1)	—	1	—	—	(20)	—	—
FIA(2)	(10)	2	—	—	(2)	—	1	—	—	(9)	—	—
Assets held in separate accounts(4)	222	1	—	225	—	(13)	—	—	(119)	316	—	—
(1) Primarily U.S. dollar denominated.
(2) All gains and losses on Level 3 liabilities are classified as realized gains (losses) for the purpose of this disclosure because it is impracticable to track realized and unrealized gains (losses) separately on a contract-by-contract basis. These amounts are included in Net gains (losses) in the Consolidated Statements of Operations.

(3) For financial instruments still held as of December 31, amounts are included in Net investment income and Net gains (losses) in the Consolidated Statements of Operations or Unrealized gains (losses) on securities in the Consolidated Statements of Comprehensive Income.

(4) The investment income and realized gains (losses) and change in unrealized gains (losses) included in net income (loss) for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on Net income (loss) for the Company.

107

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

For the years ended December 31, 2022 and 2021, the transfers in and out of Level 3 for fixed maturities and separate accounts were due to the variation in inputs relied upon for valuation each quarter. Securities that are primarily valued using independent broker quotes when prices are not available from one of the commercial pricing services are reflected as transfers into Level 3. When securities are valued using more widely available information, the securities are transferred out of Level 3 and into Level 1 or 2, as appropriate.

Significant Unobservable Inputs

The Company's Level 3 fair value measurements of its fixed maturities, equity securities and equity and credit derivative contracts are primarily based on broker quotes for which the quantitative detail of the unobservable inputs is neither provided nor reasonably corroborated, thus negating the ability to perform a sensitivity analysis. The Company performs a review of broker quotes by performing a monthly price variance comparison and back tests broker quotes to recent trade prices.

Other Financial Instruments

The following disclosures are made in accordance with the requirements of ASC Topic 825 which requires disclosure of fair value information about financial instruments, whether or not recognized at fair value on the Consolidated Balance Sheets.

ASC Topic 825 excludes certain financial instruments, including insurance contracts and all nonfinancial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

108

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The carrying values and estimated fair values of the Company's financial instruments as of the dates indicated:

	December 31, 2022		December 31, 2021
	Carrying Value	Fair Value	Carrying Value	Fair Value
Assets:
Fixed maturities, including securities pledged	$21,819	$21,819	$26,412	$26,412
Equity securities	133	133	141	141
Mortgage loans on real estate	4,227	3,996	4,233	4,495
Policy loans	159	159	171	171
Cash and cash equivalents, short-term investments and short-term investments under securities loan agreements	1,407	1,407	1,244	1,244
Derivatives	322	322	149	149
Short-term loan to affiliate	—	—	130	130
Other investments	132	132	143	143
Assets held in separate accounts	77,639	77,639	96,964	96,964
Liabilities:
Investment contract liabilities:
Funding agreements without fixed maturities and deferred annuities(1)	29,047	30,098	28,128	35,256
Funding agreements with fixed maturities	731	733	925	925
Supplementary contracts, immediate annuities and other	251	192	257	267
Derivatives:
Guaranteed benefit derivatives:
FIA	8	8	9	9
Stabilizer and MCGs	6	6	20	20
Other derivatives	331	331	144	144
Short-term debt(2)	32	32	19	19
Long-term debt(2)	2	2	2	2
(1) Certain amounts included in Funding agreements without fixed maturities and deferred annuities are also reflected within the Guaranteed benefit derivatives section of the table above.
(2) Included in Other Liabilities on the Consolidated Balance Sheets.

The following table presents the classification of financial instruments which are not carried at fair value on the Consolidated Balance Sheets:

Financial Instrument	Classification
Mortgage loans on real estate	Level 3
Policy loans	Level 2
Other investments	Level 2
Funding agreements without fixed maturities and deferred annuities	Level 3
Funding agreements with fixed maturities	Level 2
Supplementary contracts, immediate annuities and other	Level 3
Short-term debt and Long-term debt	Level 2

109

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

5.    Deferred Policy Acquisition Costs and Value of Business Acquired

The following table presents a rollforward of DAC and VOBA for the periods indicated:

	DAC	VOBA		Total
Balance at January 1, 2020	$288	$305		$593
	2	—		2
Deferrals of commissions and expenses	56	3		59
Amortization:
Amortization, excluding unlocking	(84)	(76)		(160)
Unlocking (1)	(5)	(94)		(99)
Interest accrued	35	32	(2)	67
Net amortization included in the Consolidated Statements of Operations	(54)	(138)		(192)
Change in unrealized capital gains/losses on available-for-sale securities	(170)	(130)		(300)
Balance as of December 31, 2020	122	40		162
Deferrals of commissions and expenses	55	4		59
Amortization:
Amortization, excluding unlocking	(94)	(86)		(180)
Unlocking (1)	6	17		23
Interest accrued	35	25	(2)	60
Net amortization included in the Consolidated Statements of Operations	(53)	(44)		(97)
Change in unrealized capital gains/losses on available-for-sale securities	146	139		285
Balance as of December 31, 2021	270	139		409
Deferrals of commissions and expenses	54	4		58
Amortization:
Amortization, excluding unlocking	(75)	(47)		(122)
Unlocking (1)	4	10		14
Interest accrued	35	25	(2)	60
Net amortization included in the Consolidated Statements of Operations	(36)	(13)		(49)
Change in unrealized capital gains/losses on available-for-sale securities	637	484		1,121
Balance as of December 31, 2022	$925	$614		$1,539
(1) DAC/VOBA unlocking includes the impact of annual review of assumptions which occurs in the third quarter; and retrospective and prospective unlocking.
(2)    Interest accrued at 7.0% for VOBA during 2022, 2021, and 2020.

The estimated amount of VOBA amortization expense, net of interest, during the next five years is presented in the following table. Actual amortization incurred during these years may vary as assumptions are modified to incorporate actual results and/or changes in best estimates of future results.

Year	Amount
2023	$21
2024	20
2025	20
2026	18
2027	18

110

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

6.    Guaranteed Benefit Features

The Company calculates an additional liability for certain GMDBs and other minimum guarantees in order to recognize the expected value of these benefits in excess of the projected account balance over the accumulation period based on total expected assessments.

The Company regularly evaluates estimates used to adjust the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

As of December 31, 2022 and 2021, the account value for the separate account contracts with guaranteed minimum benefits was $41.4 billion and $44.2 billion, respectively. The additional liability related to minimum guarantees as of December 31, 2022 and 2021 was $21 and $25, respectively.

The aggregate fair value of fixed income securities and equity securities, including mutual funds, supporting separate accounts with additional insurance benefits and minimum investment return guarantees as of December 31, 2022 and 2021 was $7.8 billion and $9.0 billion, respectively.

7.    Reinsurance

As of December 31, 2022, the Company has reinsurance treaties with 3 unaffiliated reinsurers covering a significant portion of the mortality risks and guaranteed death benefits under its variable contracts.

Premiums receivable and reinsurance recoverable was comprised of the following as of the dates indicated:

	December 31,
	2022	2021
Premiums receivable	$(1)	$(3)
Reinsurance recoverable, net of allowance for credit losses	3,424	3,601
Total	$3,423	$3,598

Information regarding the effect of reinsurance on the Consolidated Statements of Operations is as follows for the periods indicated:

	Year ended December 31,
	2022	2021	2020
Premiums:
Direct premiums	$20	$34	$32
Reinsurance assumed	—	—	—
Reinsurance ceded	(2)	(2,459)	—
Net premiums	$18	$(2,425)	$32

Interest credited and other benefits to contract owners / policyholders:
Direct interest credited and other benefits to contract owners / policyholders	$918	$1,138	$1,088
Reinsurance assumed	4	8	7
Reinsurance ceded	(159)	(2,629)	(46)
Net interest credited and other benefits to contract owners / policyholders	$763	$(1,483)	$1,049

111

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Concurrently with the sale of SLD disclosed in the Business, Basis of Presentation and Significant Accounting Policies Note to these Consolidated Financial Statements, SLD entered into reinsurance agreements with insurance subsidiaries of Voya Financial, including VRIAC. Pursuant to these agreements, these subsidiaries reinsured to SLD certain individual life insurance and annuities businesses. The reinsurance agreements along with the sale of the legal entities resulted in the disposition of substantially all of Voya Financial's life insurance and legacy non-retirement annuity businesses and related assets. Pursuant to the Individual Life Transaction, VRIAC's reserves related to legacy non-retirement annuity business as well as pension risk transfer products were ceded to SLD and related assets transferred. The reinsurance obligation with counterparty SLD are secured by collateralized assets held in a trust. VRIAC continues to be subsidiary of Voya Financial. The reinsurance transaction does not extinguish the Company’s primary liability to its policyholders. As a result of the reinsurance transactions on January 4, 2021, the Company reinsured $3.5 billion of policyholder liabilities under indemnity coinsurance and modified coinsurance arrangements. As of January 4, 2021, reinsurance recoverable associated with these transactions was $2.5 billion. The Company ceded $2.4 billion in premiums and $2.5 billion in policyholder benefits. The Company transferred assets with a fair market value of $3.7 billion as consideration for the reinsurance arrangements. As a result of the transfer of invested assets the Company recognized $0.5 billion in pre-tax realized gains. The Company also recognized a non-cash liability of $73 relating to the pretax net cost of reinsurance liability and $1.5 billion deposit asset, respectively, on January 4, 2021 as a result of entering into the reinsurance agreements. The deposit relates to liabilities related to Contract owner account balances that currently exist for the related underlying policies.

On October 1, 1998, the Company disposed of its individual life insurance business under an indemnity reinsurance arrangement with a subsidiary of Lincoln for $1.0 billion in cash. Under the agreement, the Lincoln subsidiary contractually assumed from the Company certain policyholder liabilities and obligations, although the Company remains obligated to contract owners. The Lincoln subsidiary established a trust to secure its obligations to the Company under the reinsurance agreement. As of December 31, 2022 and 2021, the Company had $1.0 billion and $1.1 billion, respectively, related to Reinsurance recoverable from the subsidiary of Lincoln.

112

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

8.    Capital Contributions, Dividends and Statutory Information

Connecticut insurance law imposes restrictions on a Connecticut insurance company's ability to pay dividends to its parent. These restrictions are based in part on the prior year's statutory income and surplus. In general, dividends up to specified levels are considered ordinary and may be paid without prior approval. Dividends in larger amounts, or extraordinary dividends, are subject to approval by the Connecticut Insurance Commissioner.

Under Connecticut insurance law, an extraordinary dividend or distribution is defined as a dividend or distribution that, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (1) ten percent (10%) of VRIAC's earned statutory surplus at the prior year end or (2) VRIAC's prior year statutory net gain from operations. Connecticut law also prohibits a Connecticut insurer from declaring or paying a dividend except out of its earned surplus unless prior insurance regulatory approval is obtained.

During the years ended December 31, 2022 and December 31, 2021, VRIAC declared and paid ordinary dividends to its Parent in the aggregate amounts of $48 and $78, respectively, as well as an extraordinary dividends in the aggregate amounts of $809 and $474, respectively.

During the year ended December 31, 2022, VRIAC did not receive capital contributions from its Parent. During the year ended December 31, 2021, VRIAC received $318 capital contributions from its Parent, comprised of cash and non-cash assets.

The Company is subject to minimum risk-based capital ("RBC") requirements established by the Department. The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital ("TAC"), as defined by the National Association of Insurance Commissioners ("NAIC"), to RBC requirements, as defined by the NAIC. The Company exceeded the minimum RBC requirements that would require any regulatory or corrective action for all periods presented herein.

The Company is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the Department. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis. Certain assets that are not admitted under statutory accounting principles are charged directly to surplus. Depending on the regulations of the Department, the entire amount or a portion of an insurance company's asset balance can be non-admitted depending on specific rules regarding admissibility. The most significant non-admitted assets of the Company are typically a portion of deferred tax assets in excess of prescribed thresholds.

Statutory net income was $549, $794 and $299 for the years ended December 31, 2022, 2021 and 2020, respectively. Statutory capital and surplus was $1.8 billion and $2.2 billion for the years ended December 31, 2022 and 2021, respectively.

113

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

9.    Accumulated Other Comprehensive Income (Loss)

Shareholder's equity included the following components of AOCI as of the dates indicated.

	December 31,
	2022	2021	2020
Fixed maturities, net of impairment	$(2,543)	$2,126	$3,430
Derivatives(1)	111	77	73
DAC/VOBA and Sales inducements adjustments on available-for-sale securities	554	(567)	(855)
Premium deficiency reserve adjustment	—	—	(434)
Other	—	—	2
Unrealized capital gains (losses), before tax	(1,878)	1,636	2,216
Deferred income tax asset (liability)	523	(215)	(337)
Unrealized capital gains (losses), after tax	(1,355)	1,421	1,879
Pension and other postretirement benefits liability, net of tax	2	2	3
AOCI	$(1,353)	$1,423	$1,882
(1) Gains and losses reported in AOCI from hedge transactions that resulted in the acquisition of an identified asset are reclassified into earnings in the same period or periods during which the asset acquired affects earnings. As of December 31, 2022, the portion of the AOCI that is expected to be reclassified into earnings within the next twelve months is $18.

114

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Changes in AOCI, including the reclassification adjustments recognized in the Consolidated Statements of Operations were as follows for the periods indicated:

	Year Ended December 31, 2022
	Before-Tax Amount		Income Tax	After-Tax Amount
Available-for-sale securities:
Fixed maturities	$(4,731)		$993	$(3,738)
Adjustments for amounts recognized in Net gains (losses) in the Consolidated Statements of Operations	62		(13)	49
DAC/VOBA	1,121	(1)	(235)	886
Change in unrealized gains (losses) on available-for-sale securities	(3,548)		745	(2,803)

Derivatives:
Derivatives	54	(2)	(11)	43
Adjustments related to effective cash flow hedges for amounts recognized in Net investment income in the Consolidated Statements of Operations	(20)		4	(16)
Change in unrealized gains (losses) on derivatives	34		(7)	27

Change in Accumulated other comprehensive income (loss)	$(3,514)		$738	$(2,776)

(1) See the Deferred Policy Acquisition Costs and Value of Business Acquired Note to these Consolidated Financial Statements for additional information.
(2) See the Derivative Financial Instruments Note to these Consolidated Financial Statements for additional

115

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

	Year Ended December 31, 2021
	Before-Tax Amount		Income Tax	After-Tax Amount
Available-for-sale securities:
Fixed maturities	$(756)		$160	$(596)
Other	(1)		—	(1)
Adjustments for amounts recognized in Net gains (losses) in the Consolidated Statements of Operations	(549)		115	(434)
DAC/VOBA and Sales inducements	288	(1)	(61)	227
Premium deficiency reserve adjustment	434		(91)	343
Change in unrealized gains (losses) on available-for-sale securities	(584)		123	(461)

Derivatives:
Derivatives	25	(2)	(5)	20
Adjustments related to effective cash flow hedges for amounts recognized in Net investment income in the Consolidated Statements of Operations	(21)		4	(17)
Change in unrealized gains (losses) on derivatives	4		(1)	3

Pension and other postretirement benefits liability:
Amortization of prior service cost recognized in Operating expenses in the Consolidated Statements of Operations	(1)		—	(1)
Change in pension and other postretirement benefits liability	(1)		—	(1)
Change in Accumulated other comprehensive income (loss)	$(581)		$122	$(459)
(1) See the Deferred Policy Acquisition Costs and Value of Business Acquired Note to these Consolidated Financial Statements for additional information.
(2) See the Derivative Financial Instruments Note to these Consolidated Financial Statements for additional information.

116

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

	Year Ended December 31, 2020
	Before-Tax Amount		Income Tax	After-Tax Amount
Available-for-sale securities:
Fixed maturities	$1,309		$(275)	$1,034
Other	2		—	2
Adjustments for amounts recognized in Net gains (losses) in the Consolidated Statements of Operations	8		(2)	6
DAC/VOBA and Sales inducements	(302)	(1)	63	(239)
Premium deficiency reserve adjustment	(224)		47	(177)
Change in unrealized gains (losses) on available-for-sale securities	793		(167)	626

Derivatives:
Derivatives	(22)	(2)	5	(17)
Adjustments related to effective cash flow hedges for amounts recognized in Net investment income in the Consolidated Statements of Operations	(23)		5	(18)
Change in unrealized gains (losses) on derivatives	(45)		10	(35)

Pension and other postretirement benefits liability:
Amortization of prior service cost recognized in Operating expenses in the Consolidated Statements of Operations	(1)		—	(1)
Change in pension and other postretirement benefits liability	(1)		—	(1)
Change in Accumulated other comprehensive income (loss)	$747		$(157)	$590
(1)See the Deferred Policy Acquisition Costs and Value of Business Acquired Note to these Consolidated Financial Statements for additional information.
(2) See the Derivative Financial Instruments Note to these Consolidated Financial Statements for additional information.

117

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

10.    Income Taxes

Income tax expense (benefit) consisted of the following for the periods indicated:

	Year Ended December 31,
	2022	2021	2020
Current tax expense (benefit):
Federal	$—	$(45)	$6
Total current tax expense (benefit)	—	(45)	6
Deferred tax expense (benefit):
Federal	(50)	208	(20)
Total deferred tax expense (benefit)	(50)	208	(20)
Total income tax expense (benefit)	$(50)	$163	$(14)

Income taxes were different from the amount computed by applying the federal income tax rate to Income (loss) before income taxes for the following reasons for the periods indicated:

	Year Ended December 31,
	2022	2021	2020
Income (loss) before income taxes	$283	$989	$152
Tax rate	21.0%	21.0%	21.0%
Income tax expense (benefit) at federal statutory rate	59	208	32
Tax effect of:
Dividends received deduction	(42)	(33)	(37)
Tax credits	(67)	(11)	(8)
Other	—	(1)	(1)
Income tax expense (benefit)	$(50)	$163	$(14)
Effective tax rate	(17.7)%	16.5%	(9.2)%

118

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Temporary Differences

The tax effects of temporary differences that give rise to deferred tax assets and deferred tax liabilities as of the dates indicated, are presented below.

	December 31,
	2022	2021
Deferred tax assets
Net unrealized investment losses	$511	$—
Investments	48	57
Compensation and benefits	55	63
Loss carryforwards	224	211
Tax credits	59	—
Total gross assets	897	331

Deferred tax liabilities
Net unrealized investment gains	—	(463)
Insurance reserves	(17)	(23)
Deferred policy acquisition costs	(308)	(71)
Other liabilities	(11)	(1)
Total gross liabilities	(336)	(558)
Net deferred income tax asset (liability)	$561	$(227)

The following table sets forth the federal and credit carryforwards for tax purposes as of the dates indicated:

	December 31,
	2022		2021
Federal net operating loss carryforward	$1,065	(1)	$1,006
Credit carryforward	59	(2)	—
(1) NOL not subject to expiration.
(2) Includes credits claimed in 2022 related to tax years 2012 - 2017. Expires between 2025 and 2032.

Valuation allowances are provided when it is considered more likely than not that some portion or all of the deferred tax assets will not be realized. As of December 31, 2022 and 2021, the Company had no valuation allowance. However, the application of intra-period tax allocation rules to benefits associated with capital deferred tax assets resulted in a valuation allowance as of December 31, 2022 and 2021 of $128 and $128, respectively, in continuing operations, offset by a corresponding benefit in Other comprehensive income.

The Company reviews all available positive and negative evidence to determine if a valuation allowance is recorded, including historical and projected pre-tax book income, tax planning strategies and reversals of temporary differences. As of December 31, 2022, the Company had year-to-date losses on securities of $3,514 in Other comprehensive income primarily driven by increases in interest rates. The Company determined that the increase in unrealized losses on fixed income investments will be offset in future years by the ordinary income produced from these investments as they reach maturity. Additionally, operating income remained positive for the period and was largely consistent with the 2021 year-end valuation allowance analysis. After evaluating the positive and negative evidence, the Company did not change its judgement regarding the realization of deferred tax assets and did not establish a valuation allowance in 2022.

119

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Tax Sharing Agreement

As of December 31, 2022 and 2021, the Company had a (payable)/receivable to/from Voya Financial of $4 and $(42), respectively, for federal income taxes under the intercompany tax sharing agreement.

The results of the Company's operations are included in the consolidated tax return of Voya Financial. Generally, the Company's consolidated financial statements recognize the current and deferred income tax consequences that result from the Company's activities during the current and preceding periods pursuant to the provisions of Income Taxes (ASC 740) as if the Company were a separate taxpayer rather than a member of Voya Financial's consolidated income tax return group with the exception of any net operating loss carryforwards and capital loss carryforwards, which are recorded pursuant to the tax sharing agreement. If the Company instead were to follow a separate taxpayer approach without any exceptions, there would be no impact to income tax expense (benefit) for the periods indicated above. However, any current tax benefit related to the Company's tax attributes realized by virtue of its inclusion in the consolidated tax return of Voya Financial would have been recorded directly to equity rather than income. Under the tax sharing agreement, Voya Financial will pay the Company for the tax benefits of ordinary and capital losses only in the event that the consolidated tax group actually uses the tax benefit of losses generated.

Unrecognized Tax Benefits

The Company had no unrecognized tax benefits as of December 31, 2022 and December 31, 2021.

Interest and Penalties

The Company recognizes accrued interest and penalties related to unrecognized tax benefits in current income taxes and Income tax expense on the Consolidated Balance Sheets and the Consolidated Statements of Operations, respectively. The Company had no accrued interest as of December 31, 2022 and December 31, 2021.

Tax Regulatory Matters

For the tax years 2020 through 2022, the Company participated in the Internal Revenue Service ("IRS") Compliance Assurance Process ("CAP"), which is a continuous audit program provided by the IRS. For the 2020 tax year, the Company was in the Compliance Maintenance Bridge ("Bridge") phase of CAP. In the Bridge phase, the IRS did not conduct any review or provide any letters of assurance for that tax year.

Tax Legislative Matters

In August 2022, the Inflation Reduction Act ("IRA of 2022") was signed into law creating the corporate alternative minimum tax ("CAMT"). The IRS has only issued limited guidance on the CAMT, and uncertainty remains regarding the application of and potential adjustments to the CAMT. The Company is uncertain as to whether it will qualify for the CAMT and will continue to evaluate the applicability as more guidance is provided.

11.    Benefit Plans

Defined Benefit Plan

Voya Services Company sponsors the Voya Retirement Plan (the "Retirement Plan"). Substantially all employees of Voya Services Company and its affiliates (excluding certain employees) are eligible to participate.

The Retirement Plan is a tax qualified defined benefit plan, the benefits of which are guaranteed (within certain specified legal limits) by the Pension Benefit Guaranty Corporation (“PBGC”). Beginning January 1, 2012, the Retirement Plan adopted a cash balance pension formula instead of a final average pay ("FAP") formula, allowing all eligible employees to participate in the Retirement Plan. Participants will earn an annual credit equal to 4% of eligible compensation. Interest is credited monthly based on a 30-year U.S. Treasury securities bond rate published by the Internal Revenue Service in the preceding August of each year. The accrued vested cash pension balance benefit is portable; participants can take it if they leave the Company.

120

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

The costs allocated to the Company for its employees' participation in the Retirement Plan were $14, $13 and $11 for the years ended December 31, 2022, 2021 and 2020, respectively, and are included in Operating expenses in the Consolidated Statements of Operations.

Defined Contribution Plan

Voya Services Company sponsors the Voya Savings Plan (the "Savings Plan"). Substantially all employees of Voya Services Company and its affiliates (excluding certain employees, including but not limited to Career Agents) are eligible to participate, including the Company's employees other than Company agents. Career Agents are certain, full-time insurance salespeople who have entered into a career agent agreement with the Company and certain other individuals who meet specified eligibility criteria ("Career Agents"). The Savings Plan is a tax qualified defined contribution plan. Savings Plan benefits are not guaranteed by the PBGC. The Savings Plan allows eligible participants to defer into the Savings Plan a specified percentage of eligible compensation on a pre-tax basis. Voya Services Company matches such pre-tax contributions, up to a maximum of 6% of eligible compensation. Matching contributions are subject to a 4-year graded vesting schedule. Contributions made to the Savings Plan are subject to certain limits imposed by applicable law. The costs allocated to the Company for the Savings Plan were $19, $18 and $17, for the years ended December 31, 2022, 2021 and 2020, respectively, and are included in Operating expenses in the Consolidated Statements of Operations.

Non-Qualified Retirement Plans

The Company, in conjunction with Voya Services Company, offers certain eligible employees (other than Career Agents) a Supplemental Executive Retirement Plan and an Excess Plan (collectively, the "SERPs"). Benefit accruals under Aetna Financial Services SERPs ceased, effective as of December 31, 2001 and participants began accruing benefits under Voya Services SERPs.  Benefits under the SERPs are determined based on an eligible employee's years of service and average annual compensation for the highest five years during the last ten years of employment.

Effective January 1, 2012, the Supplemental Executive Retirement Plan was amended to coordinate with the amendment of the Retirement Plan from its current final average pay formula to a cash balance formula.

The Company, in conjunction with Voya Services Company, sponsors the Pension Plan for Certain Producers of Voya Retirement Insurance and Annuity Company (the "Agents Non-Qualified Plan"). This plan covers Career Agents. The Agents Non-Qualified Plan was frozen effective January 1, 2002. In connection with the termination, all benefit accruals ceased and all accrued benefits were frozen.

The SERPs and Agents Non-Qualified Plan are non-qualified defined benefit pension plans, which means all the SERPs benefits are payable from the general assets of the Company and Agents Non-Qualified Plan benefits are payable from the general assets of the Company and Voya Services Company. These non-qualified defined benefit pension plans are not guaranteed by the PBGC.

121

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Obligations and Funded Status

The following table summarizes the benefit obligations for the SERPs and Agents Non-Qualified Plan as of December 31, 2022 and 2021:

	Year Ended December 31,
	2022	2021
Change in benefit obligation:
Benefit obligation, January 1	$78	$84
Interest cost	2	2
Benefits paid	(6)	(6)
Actuarial (gains) losses on obligation	(13)	(3)
Benefit obligation, December 31	$61	$78
(1) Includes actuarial gain of $(13) due to change in discount rate for the year ended December 31, 2022. The discount rate increased 2.47% during 2022 driven by an increase in the 30-year Treasury and corporate AA yields.

Amounts recognized on the Consolidated Balance Sheets in Other liabilities and in AOCI were as follows as of December 31, 2022 and 2021:

	December 31,
	2022	2021
Accrued benefit cost	$(61)	$(78)
Net amount recognized	$(61)	$(78)
(1)Accrued benefit cost is included in Other liabilities on the Consolidated Balance Sheets.

Assumptions

The discount rate used in the measurement of the December 31, 2022 and 2021 benefit obligation for the SERPs and Agents Non-Qualified Plan, were as follows:

	2022	2021
Discount rate	5.47%	3.00%

In determining the discount rate assumption, the Company utilizes current market information provided by its plan actuaries, including a discounted cash flow analysis of the Company's pension obligation and general movements in the current market environment. The discount rate modeling process involves selecting a portfolio of high quality, noncallable bonds that will match the cash flows of the SERPs and Agents Non-Qualified Plan.

The weighted-average discount rate used in calculating the net pension cost was as follows:

	2022	2021	2020
Discount rate	3.00%	2.67%	3.36%

Since the benefit plans of the Company are unfunded, an assumption for return on plan assets is not required.

122

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Net Periodic Benefit Costs

Net periodic benefit costs for the SERPs and Agents Non-Qualified Plan were as follows for the years ended December 31, 2022, 2021 and 2020:

	Year Ended December 31,
	2022	2021	2020
Interest cost	$2	$2	$3
Net (gain) loss recognition	(13)	(3)	5
Net periodic (benefit) cost	$(11)	$(1)	$8

Expected Future Benefit Payments

The following table summarizes the expected benefit payments related to the SERPs and Agents Non-Qualified Plan for the years indicated:

2023	$6
2024	6
2025	5
2026	5
2027	5
2028-2032	23

In 2023, the Company is expected to contribute $6 to the SERPs and Agents Non-Qualified Plan.

Share Based Compensation Plans

Certain employees of the Company participate in the 2013, 2014 and 2019 Omnibus Employee Incentive Plans ("the Omnibus Plans") sponsored by Voya Financial. The Omnibus Plans each permit the granting of a wide range of equity-based awards, including restricted stock units ("RSUs"), performance share units ("PSUs"), and stock options.

The Company was allocated compensation expense from Voya Financial of $35, $34 and $27 for the years ended December 31, 2022, 2021 and 2020, respectively.

The Company recognized tax benefits of $8, $8 and $6 for the years ended 2022, 2021 and 2020, respectively.

All excess tax benefits and tax deficiencies related to share-based compensation are reported in Net Income.

Other Benefit Plans

In addition, the Company, in conjunction with Voya Services Company, sponsors the following benefit plans:

•The Voya 401(k) Plan for VRIAC Agents, which allows participants to defer a specified percentage of eligible compensation on a pre-tax basis. Effective January 1, 2006, the Company match equals 60% of a participant's pre-tax deferral contribution, with a maximum of 6% of the participant's eligible pay. A request for a determination letter on the qualified status of the Voya 401(k) Plan for VRIAC Agents was filed with the IRS on January 1, 2014. A favorable determination letter was received dated August 28, 2014.
•The Producers' Incentive Savings Plan, which allows participants to defer up to a specified portion of their eligible compensation on a pre-tax basis. The Company matches such pre-tax contributions at specified amounts.
•The Producers' Deferred Compensation Plan, which allows participants to defer up to a specified portion of their eligible compensation on a pre-tax basis.

123

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

•Certain health care and life insurance benefits for retired employees and their eligible dependents. The postretirement health care plan is contributory, with retiree contribution levels adjusted annually and the Company subsidizes a portion of the monthly per-participant premium. Prior to April 1, 2017, coverage for Medicare eligible retirees was provided through a fully insured Medicare Advantage plan. Effective April 1, 2017, the fully insured Medicare Advantage Plan was replaced with access to individual coverage through a private exchange. The Company's premium subsidy ended and was replaced with a monthly HRA contribution. The Company continues to offer access to medical coverage until retirees become eligible for Medicare. The life insurance plan provides a flat amount of noncontributory coverage and optional contributory coverage.
•The Voya Financial Deferred Compensation Savings Plan, which is a non-qualified deferred compensation plan that includes a 401(k) excess component.

The benefit charges incurred by the Company related to these plans were immaterial for the years ended December 31, 2022, 2021, and 2020.

12.    Commitments and Contingencies

Leases

All of the Company's expenses for leased and subleased office properties are paid for by an affiliate and allocated back to the Company, as all remaining operating leases were executed by Voya Services Company as of December 31, 2008, which resulted in the Company no longer being party to any operating leases. For the years ended December 31, 2022, 2021 and 2020, rent expense for leases was $3, $3 and $5, respectively.

Commitments

Through the normal course of investment operations, the Company commits to either purchase or sell securities, mortgage loans, or money market instruments, at a specified future date and at a specified price or yield. The inability of counterparties to honor these commitments may result in either a higher or lower replacement cost. Also, there is likely to be a change in the value of the securities underlying the commitments. As of December 31, 2022 the Company had off-balance sheet commitments to acquire mortgage loans of $51 and purchase limited partnerships and private placement investments of $620.

Restricted Assets

The Company is required to maintain assets on deposit with various regulatory authorities to support its insurance operations. The Company may also post collateral in connection with certain securities lending, repurchase agreements, funding agreements, letter of credit ("LOC") and derivative transactions as described further in this note. The components of the fair value of the restricted assets were as follows as of the dates indicated:

	December 31,
	2022	2021
Fixed maturity collateral pledged to FHLB(1)	$997	$1,124
FHLB restricted stock(2)	35	47
Other fixed maturities-state deposits	11	14
Cash and cash equivalents	2	3
Securities pledged(3)	792	799
Total restricted assets	$1,837	$1,987
(1) Included in Fixed maturities, available for sale, at fair value, on the Consolidated Balance Sheets.
(2) Included in Other investments on the Consolidated Balance Sheets.
(3) Includes the fair value of loaned securities of $690 and $739 as of December 31, 2022 and 2021, respectively. In addition, as of December 31, 2022 and 2021, the Company delivered securities as collateral of $102 and $60, respectively. Loaned securities and securities delivered as collateral are included in Securities pledged on the Consolidated Balance Sheets.

124

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Federal Home Loan Bank Funding

On January 18, 2018, the Company became a member of the Federal Home Loan Bank of Boston (“FHLB”). The Company is required to pledge collateral to back funding agreements issued to the FHLB. As of December 31, 2022, the Company had $730 in non-putable funding agreements, which are included in Future policy benefits and contract owner account balances on the Consolidated Balance sheets. As of December 31, 2022, assets with a market value of approximately $997 collateralized the FHLB funding agreements. Assets pledged to the FHLB are included in Fixed maturities, available for sale, at fair value on the Consolidated Balance Sheets.

Litigation, Regulatory Matters and Loss Contingencies

Litigation, regulatory and other loss contingencies arise in connection with the Company's activities as a diversified financial services firm. The Company is a defendant in a number of litigation matters arising from the conduct of its business, both in the ordinary course and otherwise. In some of these matters, claimants seek to recover very large or indeterminate amounts, including compensatory, punitive, treble and exemplary damages. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages and other relief. Claimants are not always required to specify the monetary damages they seek or they may be required only to state an amount sufficient to meet a court's jurisdictional requirements. Moreover, some jurisdictions allow claimants to allege monetary damages that far exceed any reasonably possible verdict. The variability in pleading requirements and past experience demonstrates that the monetary and other relief that may be requested in a lawsuit or claim often bears little relevance to the merits or potential value of a claim. Litigation against the Company includes a variety of claims including negligence, breach of contract, fraud, violation of regulation or statute, breach of fiduciary duty, negligent misrepresentation, failure to supervise, elder abuse and other torts.

As with other financial services companies, the Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the Company or the financial services industry. It is the practice of the Company to cooperate fully in these matters.

The outcome of a litigation or regulatory matter is difficult to predict and the amount or range of potential losses associated with these or other loss contingencies requires significant management judgment. It is not possible to predict the ultimate outcome or to provide reasonably possible losses or ranges of losses for all pending regulatory matters, litigation and other loss contingencies.

While it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known, management believes that neither the outcome of pending litigation and regulatory matters, nor potential liabilities associated with other loss contingencies, are likely to have such an effect. However, given the large and indeterminate amounts sought in certain litigation and the inherent unpredictability of all such matters, it is possible that an adverse outcome in certain of the Company's litigation or regulatory matters, or liabilities arising from other loss contingencies, could, from time to time, have a material adverse effect upon the Company's results of operations or cash flows in a particular quarterly or annual period.

For some matters, the Company is able to estimate a possible range of loss. For such matters in which a loss is probable, an accrual has been made. For matters where the Company, however, believes a loss is reasonably possible, but not probable, no accrual is required. For matters for which an accrual has been made, but there remains a reasonably possible range of loss in excess of the amounts accrued or for matters where no accrual is required, the Company develops an estimate of the unaccrued amounts of the reasonably possible range of losses. As of December 31, 2022, the Company estimates the aggregate range of reasonably possible losses, in excess of any amounts accrued for these matters as of such date, as not material to the Company.

For other matters, the Company is currently not able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from plaintiffs and other parties, investigation of factual allegations, rulings by a court on motions or appeals, analysis by experts and the progress of settlement discussions. On a quarterly and annual basis, the Company reviews relevant

125

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

information with respect to litigation and regulatory contingencies and updates the Company's accruals, disclosures and reasonably possible losses or ranges of loss based on such reviews.

Litigation includes Ravarino, et al. v. Voya Financial, Inc., et al. (USDC District of Connecticut, No. 3:21-cv-01658)(filed December 14, 2021). In this putative class action, the plaintiffs allege that the named defendants, which include VRIAC, breached their fiduciary duties of prudence and loyalty in the administration of the Voya 401(k) Savings Plan. The plaintiffs claim that the named defendants did not exercise proper prudence in their management of allegedly poorly performing investment options, including proprietary funds, and passed excessive investment-management and other administrative fees for proprietary and non-proprietary funds onto plan participants. The plaintiffs also allege that the defendants engaged in self-dealing through the inclusion of the Voya Stable Value Option into the plan offerings and by setting the “crediting rate” for participants’ investment in the Stable Value Fund artificially low in relation to Voya’s general account investment returns in order to maximize the spread and Voya’s profits at the participants’ expense. The complaint seeks disgorgement of unjust profits as well as costs incurred. The Company denies the allegations, which it believes are without merit, and intends to defend the case vigorously.

Finally, industry wide, life insurers continue to be exposed to class action litigation related to the cost of insurance rates and periodic deductions from cash value. Common allegations include that insurance companies have breached the terms of their universal life insurance policies by establishing or increasing the cost of insurance rates using cost factors not permitted by the contract, thereby unjustly enriching themselves. This litigation is generally known as cost of insurance litigation.

13.    Related Party Transactions

Operating Agreements

VRIAC has certain agreements whereby it generates revenues and incurs expenses with affiliated entities. The agreements are as follows:

•Investment Advisory agreement with Voya Investment Management LLC ("VIM"), an affiliate, in which VIM provides asset management, administrative and accounting services for VRIAC's general account. VRIAC incurs a fee, which is paid quarterly, based on the value of the assets under management. For the years ended December 31, 2022, 2021 and 2020, expenses were incurred in the amounts of $68, $69 and $73, respectively.

•Services agreements with Voya Services Company and other insurance and non-insurance company affiliates for administrative, management, financial and information technology services. For the years ended December 31, 2022, 2021 and 2020, expenses were incurred in the amounts of $454, $505 and $458, respectively.

•Intercompany agreement with VIM, as amended pursuant to which VIM agreed, effective January 1, 2010, to pay the Company, on a monthly basis, a portion of the revenues VIM earns as investment adviser to certain U.S. registered investment companies that are investment options under certain of the Company's variable insurance products. For the years ended December 31, 2022, 2021 and 2020, revenue under the VIM intercompany agreement was $56, $67 and $57, respectively.

•Variable annuity, fixed insurance and mutual fund products issued by VRIAC are sold by Voya Financial Advisors, an affiliate of VRIAC. For the years ended December 31, 2022, 2021 and 2020 commission expenses incurred by VRIAC were $72, $84 and $81, respectively.

Management and service contracts and all cost sharing arrangements with other affiliated companies are allocated in accordance with the Company's expense and cost allocation methods. Revenues and expenses recorded as a result of transactions and agreements with affiliates may not be the same as those incurred if the Company was not a wholly owned subsidiary of its Parent.

126

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Notes to the Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)

Reinsurance Agreements

In March 2020, the Company recaptured an automatic reinsurance agreement entered into in 2012 with its affiliate, SLDI, to manage the reserve and capital requirements in connection with a portion of its deferred annuities business. Under the terms of the agreement, the Company reinsured to SLDI, on an indemnity reinsurance basis, a quota share of its liabilities on certain contracts. The agreement was accounted for under the deposit method. The recapture resulted in a loss of $20 that was recorded in the Consolidated Statements of Operations for the year ended December 31, 2020.

Investment Advisory and Other Fees

VFP acts as a distributor of insurance products issued by its affiliates, which may in turn invest in mutual fund products issued by certain of its affiliates. For each of the years ended December 31, 2022, 2021 and 2020, distribution revenues received by VFP related to affiliated mutual fund products were $26, $31, and $26.

Financing Agreements

Reciprocal Loan Agreement

The Company maintains a reciprocal loan agreement with Voya Financial, an affiliate, to facilitate the handling of unanticipated short-term cash requirements that arise in the ordinary course of business. Under this agreement, which became effective in June 2001 and expires on April 1, 2026, either party can borrow from the other up to 3.0% of the Company's statutory admitted assets as of the preceding December 31. During the years ended December 31, 2022, 2021, and 2020, interest on any borrowing by either the Company or Voya Financial was charged at a rate based on the prevailing market rate for similar third-party borrowings for securities.

Under this agreement, the Company incurred interest expense of $1 for the year ended December 31, 2022 and immaterial interest expense for the years ended December 31, 2021 and 2020. The Company earned interest income of $5, $1 and $5 for the years ended December 31, 2022, 2021 and 2020. Interest expense and income are included in Operating expenses and Net investment income, respectively, in the Consolidated Statements of Operations. As of December 31, 2022, the Company had no outstanding receivable and VIPS had a $31 outstanding payable. As of December 31, 2021, the Company had an outstanding receivable of $130 and VIPS had a $19 outstanding payable from/to Voya Financial under the reciprocal loan agreement.

127

Item 9.    Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Item 9A. Controls and Procedures

Evaluation of Disclosure Controls and Procedures

The Company carried out an evaluation, under the supervision and with the participation of its management, including its Chief Executive Officer and Chief Financial Officer, of the effectiveness of the design and operation of the Company's disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Securities Exchange Act of 1934, as amended ("Exchange Act")) as of the end of the period covered by this report. Based on that evaluation, the Chief Executive Officer and the Chief Financial Officer have concluded that the Company's current disclosure controls and procedures are effective in ensuring that material information relating to the Company required to be disclosed in the Company's periodic SEC filings is made known to them in a timely manner.

Management's Annual Report on Internal Control Over Financial Reporting

Management of the Company is responsible for establishing and maintaining adequate internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) for the Company. The Company's internal control over financial reporting is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of the consolidated financial statements of the Company in accordance with U.S. generally accepted accounting principles. The Company's internal control over financial reporting includes those policies and procedures that:

▪pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company;
▪provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with U.S. generally accepted accounting principles and that receipts and expenditures are being made only in accordance with authorizations of the Company's management and directors; and
▪provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Management has assessed the effectiveness of the Company's internal control over financial reporting as of December 31, 2022. In making its assessment, management has used the criteria set forth in "Internal Control - Integrated Framework (2013)" issued by the Committee of Sponsoring Organizations of the Treadway Commission.

In the opinion of management, the Company has maintained effective internal control over financial reporting as of December 31, 2022.

Attestation Report of the Company's Registered Public Accounting Firm

This annual report does not include an attestation report of the Company's registered public accounting firm regarding internal control over financial reporting. Management's report was not subject to attestation by the Company's registered public accounting firm pursuant to Title IX, Section 989G of the Dodd-Frank Act, which provides non-accelerated filers such as the Company with an exemption from Section 404(b) of the Sarbanes-Oxley Act, the provision that otherwise requires an issuer to provide an attestation report by its registered public accounting firm on management's assessment of internal control over financial reporting.

Changes in Internal Control Over Financial Reporting

There were no changes to the Company's internal control over financial reporting (as defined in Rule 13a-15(f) of the Exchange Act) that occurred during the year ended December 31, 2022 that have materially affected, or are reasonably likely to materially affect, the Company's internal control over financial reporting.

128

PART III

Item 10. Directors, Executive Officers and Corporate Governance

Omitted pursuant to General Instruction I(2) of Form 10-K, except with respect to compliance with Sections 406 and 407 of the Sarbanes-Oxley Act of 2002.

a.Code of Ethics for Financial Professionals
The Company has approved and adopted a Code of Ethics for Financial Professionals (which was filed as Exhibit 14 to the Company's Form 10-K, as filed with the Securities and Exchange Commission on March 29, 2004, File No. 033-23376), pursuant to the requirements of Section 406 of the Sarbanes-Oxley Act of 2002.  Any waiver of the Code of Ethics will be disclosed by the Company by way of a Form 8-K filing.

b.Designation of Board Financial Expert
The Company has designated Michael S. Smith, Director, as its Board Financial Expert, pursuant to the requirements of Section 407 of the Sarbanes-Oxley Act of 2002.  Because the Company is not subject to the requirements of Exchange Act Rule 10A-3, it does not have any outside directors sitting on its board.

Item 11.     Executive Compensation

Omitted pursuant to General Instruction I(2) of Form 10-K.

Item 12.     Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

Omitted pursuant to General Instruction I(2) of Form 10-K.

Item 13.     Certain Relationships, Related Transactions and Director Independence

Omitted pursuant to General Instruction I(2) of Form 10-K.

Item 14.     Principal Accounting Fees and Services

In 2022 and 2021, Ernst & Young LLP ("Ernst & Young") served as the principal external auditing firm for Voya Financial, Inc., including Voya Retirement Insurance and Annuity Company ("VRIAC"). Voya Financial, Inc.'s subsidiaries, including VRIAC, are allocated Ernst & Young fees attributable to services rendered by Ernst & Young to each subsidiary. Ernst & Young fees allocated to the Company along with a description of the services rendered by Ernst & Young to the Company are detailed below for the periods indicated.

	Year Ended December 31,
($ in millions)	2022		2021
Audit fees	$3		$4
Audit-related fees	1		1
Tax fees	—	*	$1
All other fees	1		1
	$5		$7
*Less than $1.

Audit Fees

Audit fees were allocated to VRIAC and include fees associated with professional services rendered by the auditors for the audit of the annual financial statements of the Company and review of the Company's interim financial statements.

Audit-related Fees

Audit-related fees were allocated to VRIAC and include the audit of the financial statements of employee benefit plans, service organization control reports, and accounting consultations.

129

Tax Fees

Tax fees allocated to VRIAC were primarily for tax compliance. These services consisted of tax compliance, including the review of tax disclosures and proper completion of tax forms, assistance with questions regarding tax audits and tax planning and advisory services related to common forms of domestic taxation (i.e., income tax and capital tax).

All Other Fees

Other fees allocated to VRIAC under this category typically include fees paid for products and services other than the audit fees, audit-related fees and tax fees described above and consist primarily of advisory services.

Pre-approval Policies and Procedures

VRIAC is subject to the pre-approval policies and procedures of Voya Financial, Inc. Audit, audit-related and non-audit services provided to the Company by the independent registered public accountants of Voya Financial, Inc. (the "External Auditor") are included in the total annual budgeted amounts for Voya Financial, Inc. and pre-approved by the audit committee of Voya Financial, Inc. (the "Voya Financial audit committee"). Pursuant to the pre-approval policies and procedures of Voya Financial, Inc., the Voya Financial audit committee is required to pre-approve all services provided by the External Auditor to Voya Financial, Inc. and its subsidiaries, including the Company. The pre-approval policies and procedures of Voya Financial, Inc. distinguish five types of services: (1) audit services, (2) audit-related services, (3) tax services, (4) other services that are not audit, audit-related, tax, or prohibited services and (5) prohibited services (as described in the Sarbanes-Oxley Act of 2002).

The pre-approval procedures of Voya Financial, Inc. consist of a general pre-approval procedure and a specific pre-approval procedure.

General Pre-approval Procedure

The Voya Financial audit committee pre-approves audit, audit-related, tax and other services to be provided by the External Auditor to Voya Financial, Inc. and its subsidiaries on an annual basis, and sets the maximum annual amount for such pre-approved services. Throughout the year, the Voya Financial audit committee receives from the External Auditor an overview of all services provided, including related fees and supported by sufficiently detailed information. The Voya Financial audit committee evaluates this overview quarterly. Additionally, the Voya Financial, Inc. Corporate Controller monitors the amounts paid versus the pre-approved amounts throughout the year.

Specific Pre-approval Procedure

In addition to the general pre-approval procedure of Voya Financial, Inc., each proposed External Auditor engagement by Voya Financial, Inc. or one of its subsidiaries that is expected to generate fees in excess of the pre-approved amounts, must be approved by the Voya Financial audit committee after recommendation of Voya Financial, Inc. management on a case-by-case basis.

In 2022 and 2021, 100% of each of the audit, audit-related services, tax services and all other services provided to the Company were pre-approved by the audit committee of Voya Financial, Inc.

130

PART IV

Item 15.     Exhibits, Consolidated Financial Statement Schedules

a.    The following documents are filed as part of this report:

1.Financial statements (See Part II, Item 8. Financial Statements and Supplementary data)
Consolidated Balance Sheet
Consolidated Statements of Operations
Consolidated Statements of Comprehensive Income
Consolidated Statements of Changes in Shareholder's Equity
Consolidated Statements of Cash Flows
Notes to Consolidated Financial Statements
Report of Independent Registered Public Accounting Firm

2.Financial statement schedules.
Schedule I - Summary of Investments - Other than Investments in Affiliates
Schedule IV - Reinsurance

3.Exhibits

131

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Schedule I

Summary of Investments – Other than Investments in Affiliates
As of December 31, 2022
(In millions)

Type of Investments	Cost	Fair Value	Amount Shown on Consolidated Balance Sheets
Fixed maturities
U.S. Treasuries	$404	$377	$377
U.S. Government agencies and authorities	33	30	30
State, municipalities and political subdivisions	691	600	600
U.S. corporate public securities	6,938	5,938	5,938
U.S. corporate private securities	3,885	3,568	3,568
Foreign corporate public securities and foreign governments(1)	2,380	2,066	2,066
Foreign corporate private securities(1)	2,617	2,438	2,438
Residential mortgage-backed securities	3,023	2,893	2,893
Commercial mortgage-backed securities	2,978	2,599	2,599
Other asset-backed securities	1,418	1,310	1,310
Total fixed maturities, including securities pledged	24,367	21,819	21,819
Equity securities	133	133	133
Mortgage loans on real estate	4,227	3,996	4,213
Policy loans	159	159	159
Short-term investments	248	248	248
Limited partnerships/corporations	1,043	1,043	1,043
Derivatives	(7)	322	322
Other investments	132	132	132
Total investments	$30,302	$27,852	$28,069
(1) Primarily U.S. dollar denominated.

132

Voya Retirement Insurance and Annuity Company and Subsidiaries
(A wholly owned subsidiary of Voya Holdings Inc.)
Schedule IV

Reinsurance
Years Ended December 31, 2022, 2021 and 2020
(In millions)

	Gross		Ceded		Assumed	Net		Percentage of Assumed to Net
Year Ended December 31, 2022
Life insurance in force	$6,371		$6,536		$165	$—		NM**
Premiums:
Accident and health insurance	—	*	—	*	—	—	*	—%
Annuity contracts	20		2		—	18		—%
Total premiums	$20		$2		$—	$18		—%

Year Ended December 31, 2021
Life insurance in force	$7,006		$7,184		$178	$—		NM**
Premiums:
Accident and health insurance	—	*	—	*	—	—	*	—%
Annuity contracts	34		2,459		—	(2,425)		—%
Total premiums	$34		$2,459	*	$—	$(2,425)		—%

Year Ended December 31, 2020
Life insurance in force	$7,540		$7,733		$193	$—		NM**
Premiums:
Accident and health insurance	—	*	—	*	—	—	*	—%
Annuity contracts	32		—		—	32		—%
Total premiums	$32		$—	*	$—	$32		—%
* Less than $1
** Not meaningful

133

Voya Retirement Insurance and Annuity Company ("VRIAC")
Form 10-K for Fiscal Year Ended December 31, 2022

Exhibit Index
Exhibit Number	Description of Exhibit
3.1	Certificate of Incorporation as amended and restated October 1, 2007, incorporated by reference to the ILIAC Form 10-K, as filed with the SEC on March 31, 2008 (File No. 33-23376).
3.2
Amended and Restated ING Life Insurance and Annuity Company By-Laws, effective October 1, 2007, incorporated by reference to the ILIAC Form 10-K, as filed with the SEC on March 31, 2008 (File No. 33-23376).

3.3
Amended and Restated Certificate of Incorporation of Voya Retirement Insurance and Annuity Company (formerly ING Life Insurance and Annuity Company) (Amended and Restated as of September 30, 2014), incorporated by reference to the VRIAC Form 10-Q, as filed with the SEC on November 12, 2014 (File No. 33-23376).

3.4
Amended and Restated Bylaws of Voya Retirement Insurance and Annuity Company effective September 1, 2014, incorporated by reference to the VRIAC Form 10-Q, as filed with the SEC on November 12, 2014 (File No. 33-23376).

10.1
Tax Sharing Agreement between ILIAC, ING America Insurance Holdings, Inc. (nka ING U.S., Inc.) and affiliated companies, effective January 1, 2001, incorporated by reference to the Company's Form 10-K filed on March 29, 2004 (File No. 033-23376).

10.2
Investment Advisory Agreement between ILIAC and ING Investment Management LLC, dated March 31, 2001, as amended effective January 1, 2003, incorporated by reference to the Company's Form 10-K filed on March 29, 2004 (File No. 033-23376).

10.3
Services Agreement between ILIAC and ING North America Insurance Corporation, dated as of January 1, 2001, as amended effective January 1, 2002, incorporated by reference to the Company's Form 10-K filed on March 29, 2004 (File No. 033-23376).

10.4	Services Agreement between ILIAC and ING Financial Advisers, LLC, effective June 1, 2002, incorporated by reference to the Company's Form 10-K filed on March 29, 2004 (File No. 033-23376).
10.5+	Amended and Restated Administrative Services Agreement, between RLNY, VRIAC and the affiliated insurance companies specified in Exhibit A of the Agreement, dated as of October 1, 2022
10.6
Amendment to Investment Advisory Agreement between ILIAC and ING Investment Management LLC, effective October 14, 2003, incorporated by reference to the Company's Form 10-K filed on March 29, 2004 (File No. 033-23376).

10.7
Amendment Number 2006-1 to Services Agreement, dated as of September 11, 2006, between ILIAC and ING North America Insurance Corporation, incorporated by reference to the Company's Form 10-Q filed on November 13, 2006 (File No. 033-23376).

10.8
Administrative Services Agreement, dated as of October 1, 1998, among Aetna Life Insurance and Annuity Company (nka ILIAC), Aetna Life Insurance Company and The Lincoln National Life Insurance Company, incorporated by reference to the Company's Form 10-Q filed on May 15, 2007 (File No. 033-23376).

10.9
Administrative Services Agreement, dated as of October 1, 1998, among Aetna Life Insurance and Annuity Company (nka ILIAC), Aetna Life Insurance Company and Lincoln Life & Annuity Company of New York, incorporated by reference to the Company's Form 10-Q filed on May 15, 2007 (File No. 033-23376).

10.10
Coinsurance Agreement, dated as of October 1, 1998, between Aetna Life Insurance and Annuity Company (nka ILIAC) and The Lincoln National Life Insurance Company, incorporated by reference to the Company's Form 10-Q filed on May 15, 2007 (File No. 033-23376).

10.11
Coinsurance Agreement, dated as of October 1, 1998, between Aetna Life Insurance and Annuity Company (nka ILIAC) and Lincoln Life & Annuity Company of New York, incorporated by reference to the Company's Form 10-Q filed on May 15, 2007 (File No. 033-23376).

10.12
Modified Coinsurance Agreement, dated as of October 1, 1998, between Aetna Life Insurance and Annuity Company (nka ILIAC) and The Lincoln National Life Insurance Company, incorporated by reference to the Company's Form 10-Q filed on May 15, 2007 (File No. 033-23376).

10.13
Modified Coinsurance Agreement, dated as of October 1, 1998, between Aetna Life Insurance and Annuity Company (nka ILIAC) and Lincoln Life & Annuity Company of New York, incorporated by reference to the Company's Form 10-Q filed on May 15, 2007 (File No. 033-23376).

10.14
Assignment and Assumption Agreement, dated as of March 19, 2007, effective as of March 1, 2007, between ILIAC, The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York, incorporated by reference to the Company's Form 10-Q filed on May 15, 2007 (File No. 033-23376).

134

Exhibit Index
Exhibit Number	Description of Exhibit
10.15
Amendment No. 1 to Coinsurance Agreement, effective March 1, 2007, between ILIAC and Lincoln Life & Annuity Company of New York, incorporated by reference to the Company's Form 10-Q filed on May 15, 2007 (File No. 033-23376).

10.16
Amendment No. 1 to Coinsurance Agreement, effective March 1, 2007, between ILIAC and Lincoln Life & Annuity Company of New York, incorporated by reference to the Company's Form 10-Q filed on May 15, 2007 (File No. 033-23376).

10.17
Grantor Trust Agreement, dated as of March 19, 2007 and effective as of March 1, 2007, among ILIAC, Lincoln Life & Annuity Company of New York and The Bank of New York, incorporated by reference to the Company's Form 10-Q filed on May 15, 2007 (File No. 033-23376).

10.18
Amendment Number 3, effective January 1, 2009, to Investment Advisory Agreement, between ILIAC and ING Investment Management LLC, incorporated by reference to the Company's Form 10-K/A filed on April 5, 2010 (File No. 033-23376).

10.19
Federal Tax Sharing Agreement, effective January 1, 2013, between lNG U.S., Inc. and each of its undersigned Subsidiaries, including ILIAC, incorporated by reference to the Company's Form 10-Q filed on May 14, 2013 (File No. 033-23376).

10.20
Intercompany Agreement, dated as of December 22, 2010, effective January 1, 2010, as amended, between ILIAC (nka VRIAC) and ING Investment Management LLC (nka Voya Investment Management LLC), incorporated by reference to the Company’s Form 10-Q filed on August 9, 2017 (File No. 033-23376).

10.21
Amendment No. 6, entered into on June 29, and effective as of July 1, 2017, amends the Intercompany Agreement, dated as of December 22, 2010, effective as of January 1, 2010, as amended, by and between VRIAC and Voya Investment Management LLC, incorporated by reference to the Company’s Form 10-Q filed on August 9, 2017 (File No. 033-23376).

10.22
Account Control Agreement, dated as of February 8, 2018, among VRIAC, Federal Home Loan Bank of Boston and The Bank of New York Mellon, incorporated by reference to the Company’s Form 10-Q filed on May 10, 2018 (File No. 033-23376).

10.23
Agreement for Advances, Collateral, Pledge and Security Agreement, effective as of February 8, 2018, by and between VRIAC and Federal Home Loan Bank of Boston, incorporated by reference to the Company’s Form 10-Q filed on May 10, 2018 (File No. 033-23376).

10.24
Second Amended and Restated Services Agreement, dated as of March 1, 2019, between VRIAC, the affiliated insurance companies and certain other affiliated companies specified in Exhibit B of the Agreement, incorporated by reference to the Company's Form 10-Q filed on May 9, 2019 (File Number 033-23376).

10.25
Amendment Number 4, effective as of October 1, 2019, to Investment Advisory Agreement, between VRIAC and Voya Investment Management LLC (f/k/a ING Investment Management LLC), incorporated by reference to the Company's Form 10-K filed on March 19, 2020 (File Number 033-23376)

10.26	Reciprocal Loan Agreement, dated as of April 1, 2021, between VRIAC & Voya Financial, Inc., incorporated by reference to the Company’s Form 10-Q filed on August 13, 2021 (File Number 033-23376).
10.27
Second Amendment Number 2021-1, effective August 14, 2021 to the Investment Advisory, Management and Support Services Agreement, entered into as of January 1, 1997, as amended by Amendment 2015-1, between VRIAC and Voya Investment Management Co. LLC. (Stabilizer), incorporated by reference to the Company’s Form 10-Q filed on November 12, 2021 (File Number 033-23376).

10.28
Investment Support Services Agreement is entered into as of entered into as of August 14, 2021, between Voya Investment Co. LLC. And VRIAC. (“Managed Custody Account Contracts”), incorporated by reference to the Company’s Form 10-Q filed on November 12, 2021 (File Number 033-23376).

10.29+	Services Agreement is entered into as of December 1, 2022 between VRIAC and VBC.
14.	ING Code of Ethics for Financial Professionals, incorporated by reference to the Company's Form 10-K filed on March 29, 2004 (File No. 033-23376).
23.1+	Consent of Ernst & Young LLP
31.1+	Certificate of Michael Katz pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
31.2+	Certificate of Charles P. Nelson pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
32.1+	Certificate of Michael Katz pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
32.2+	Certificate of Charles P. Nelson pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
101.INS+	XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

135

Exhibit Index
Exhibit Number	Description of Exhibit
101.SCH+	XBRL Taxonomy Extension Schema
101.CAL+	XBRL Taxonomy Extension Calculation Linkbase
101.DEF+	XBRL Taxonomy Extension Definition Linkbase
101.LAB+	XBRL Taxonomy Extension Label Linkbase
101.PRE+	XBRL Taxonomy Extension Presentation Linkbase

+Filed herewith.

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SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

March 9, 2023		Voya Retirement Insurance and Annuity Company
(Date)	(Registrant)

	By:	/s/	Michael R. Katz
Michael R. Katz Chief Financial Officer (Duly Authorized Officer and Principal Financial Officer)

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Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities indicated on or before March 9, 2023.

	Signatures	Title

/s/	Charles P. Nelson	President
Charles P. Nelson

/s/	Robert L. Grubka	Director and Chairman
Robert L. Grubka

/s/	Heather H. Lavallee	Director
Heather H. Lavallee

/s/	Francis G. O'Neil	Director
Francis G. O'Neil

/s/	Mona M. Zielke	Director
Mona M. Zielke

/s/	Michael R. Katz	Director and Chief Financial Officer
Michael R. Katz

/s/	Amelia J. Vaillancourt	Director
Amelia J. Vaillancourt

138